UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5002

DWS VARIABLE SERIES II (FORMERLY SCUDDER VARIABLE SERIES II)

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza, Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

ANNUAL REPORT

DWS VARIABLE SERIES II

(formerly Scudder Variable Series II)

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman Financial Services VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS Income Allocation VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Janus Growth Opportunities VIP

DWS Large Cap Value VIP

DWS Mercury Large Cap Core VIP

DWS MFS Strategic Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Oak Strategic Equity VIP

DWS Salomon Aggressive Growth VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Templeton Foreign Value VIP

DWS Turner Mid Cap Growth VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here DWS Balanced VIP
(formerly Scudder Total Return Portfolio)

Click Here DWS Blue Chip VIP
(formerly Scudder Blue Chip Portfolio)

Click Here DWS Conservative Allocation VIP
(formerly Scudder Income & Growth Strategy Portfolio)

Click Here DWS Core Fixed Income VIP
(formerly Scudder Fixed Income Portfolio)

Click Here DWS Davis Venture Value VIP
(formerly SVS Davis Venture Value Portfolio)

Click Here DWS Dreman Financial Services VIP
(formerly SVS Dreman Financial Services Portfolio)

Click Here DWS Dreman High Return Equity VIP
(formerly SVS Dreman High Return Equity Portfolio)

Click Here DWS Dreman Small Cap Value VIP
(formerly SVS Dreman Small Cap Value Portfolio)

Click Here DWS Global Thematic VIP
(formerly Scudder Global Blue Chip Portfolio)

Click Here DWS Government & Agency Securities VIP
(formerly Scudder Government & Agency Securities Portfolio)

Click Here DWS Growth Allocation VIP
(formerly Scudder Growth Strategy Portfolio)

Click Here DWS High Income VIP
(formerly Scudder High Income Portfolio)

Click Here DWS Income Allocation VIP
(formerly Scudder Conservative Income Strategy Portfolio)

Click Here DWS International Select Equity VIP
(formerly Scudder International Select Equity Portfolio)

Click Here DWS Janus Growth & Income VIP
(formerly SVS Janus Growth And Income Portfolio)

Click Here DWS Janus Growth Opportunities VIP
(formerly SVS Janus Growth Opportunities Portfolio)

Click Here DWS Large Cap Value VIP
(formerly Scudder Large Cap Value Portfolio)

Click Here DWS Mercury Large Cap Core VIP
(formerly Scudder Mercury Large Cap Core Portfolio)

Click Here DWS MFS Strategic Value VIP
(formerly SVS MFS Strategic Value Portfolio)

Click Here DWS Mid Cap Growth VIP
(formerly Scudder Mid Cap Growth Portfolio)

Click Here DWS Moderate Allocation VIP
(formerly Scudder Growth & Income Strategy Portfolio)

Click Here DWS Money Market VIP
(formerly Scudder Money Market Portfolio)

Click Here DWS Oak Strategic Equity VIP
(formerly SVS Oak Strategic Equity Portfolio)

Click Here DWS Salomon Aggressive Growth VIP
(formerly Scudder Salomon Agressive Growth Portfolio)

Click Here DWS Small Cap Growth VIP
(formerly Scudder Small Cap Growth Portfolio)

Click Here DWS Strategic Income VIP
(formerly Scudder Strategic Income Portfolio)

Click Here DWS Technology VIP
(formerly Scudder Technology Growth Portfolio)

Click Here DWS Templeton Foreign Value VIP
(formerly Scudder Templeton Foreign Value Portfolio)

Click Here DWS Turner Mid Cap Growth VIP
(formerly SVS Turner Mid Cap Growth Portfolio)

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Proxy Voting

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approvals

Click Here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Effective October 28, 2005, Scudder Aggressive Growth Portfolio changed its name to Scudder Mid Cap Growth Portfolio, and effective August 1, 2005, SVS INVESCO Dynamic Growth Portfolio changed its name to Scudder Salomon Aggressive Growth Portfolio.

Performance Summary December 31, 2005

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP from 12/31/1995 to 12/31/2005
[] DWS Balanced VIP — Class A [] S&P 500 Index [] Lehman Brothers Aggregate Bond Index

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,430	$13,136	$10,464	$18,867
	Average annual total return	4.30%	9.52%	.91%	6.55%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$23,836
	Average annual total return	4.91%	14.39%	.54%	9.07%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,243	$11,126	$13,303	$18,189
	Average annual total return	2.43%	3.62%	5.87%	6.16%
DWS Balanced VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$10,390	$12,991	$12,444
	Average annual total return		3.90%	9.11%	6.45%
S&P 500 Index	Growth of $10,000		$10,491	$14,970	$13,428
	Average annual total return		4.91%	14.39%	8.79%
Lehman Brothers Aggregate Bond Index	Growth of $10,000		$10,243	$11,126	$11,819
	Average annual total return		2.43%	3.62%	4.89%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Advisor limited these expenses, had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,035.00	$ 1,033.20
Expenses Paid per $1,000*	$ 2.62	$ 4.56
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,022.63	$ 1,020.72
Expenses Paid per $1,000*	$ 2.60	$ 4.53

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Balanced VIP	.51%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Balanced VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year.

For the 12 months ended December 31, 2005, the return of DWS Balanced VIP (Class A shares, unadjusted for contract charges) was 4.30%. As expected, since this Portfolio invests in a blend of equity and bond securities, the Portfolio's return was between those of our major equity and bond benchmarks, the Standard & Poor's 500 (S&P 500) Index, which returned 4.91%, and the Lehman Brothers Aggregate Bond Index, with a return of 2.43%. The Portfolio's Lipper peer group of Balanced Funds had an average return of 4.69%.

During 2005, the Portfolio's asset allocation was close to the revised targets defined in the fourth quarter of 2004 for each of the major asset classes, which are large-cap growth, large-cap value, small cap, investment-grade bonds and high-yield bonds. Throughout the year, equities were overweight and bonds were underweight relative to the target allocations. For most of the year, large-cap growth stocks were the most tactically overweight asset class; this positioning contributed to performance. On balance, tactical asset allocations (that is, overweights or underweights of asset classes relative to the strategic targets) contributed marginally to performance.

Among the equity strategies, large-cap growth had an excellent year, largely because of an overweight in energy, which was the best-performing sector. The large-cap value portion of the Portfolio lagged, mainly because of an emphasis on high-quality large-cap stocks at a time that lower-quality mid-cap issues were performing better, and also because of an emphasis within the energy industry on large integrated oil companies, which performed well but not as well as oil service companies. The small-cap portion of the Portfolio also disappointed, with most of the underperformance occurring in the second half of the year when lower-quality stocks with little or no earnings rallied; this Portfolio's focus is on higher-quality issues. Performance of the high-yield bond portion of the fixed-income Portfolio was exceptionally strong. The core fixed-income sleeve also outperformed its benchmark, the Lehman Brothers Aggregate Bond Index.

Andrew P. Cestone Thomas F. Sassi
William Chepolis, CFA Julie M. Van Cleave, CFA
Inna Okounkova Robert Wang
Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Balanced Fund category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	58%	60%
Corporate Bonds	12%	11%
Commercial and Non-Agency Mortgage Backed Securities	7%	2%
Cash Equivalents	5%	3%
Collateralized Mortgage Obligations	5%	7%
US Treasury Obligations	3%	4%
Foreign Bonds — US$ Denominated	3%	5%
US Government Agency Sponsored Pass-Throughs	2%	1%
Asset Backed	2%	3%
Municipal Bonds and Notes	2%	2%
US Government Sponsored Agencies	1%	—
Foreign Bonds — Non US$ Denominated	—	1%
Government National Mortgage Association	—	1%
	100%	100%
Sector Diversification (As a % of Corporate Bonds and Foreign Bonds)	12/31/05	12/31/04

Financials	19%	19%
Information Technology	18%	19%
Consumer Discretionary	12%	12%
Energy	12%	9%
Health Care	12%	16%
Industrials	10%	11%
Consumer Staples	7%	8%
Materials	4%	4%
Utilities	3%	1%
Telecommunication Services	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 58.2%
Consumer Discretionary 5.7%
Auto Components 0.2%
American Axle & Manufacturing Holdings, Inc.	20,800	381,264
ArvinMeritor, Inc.	24,500	352,555
CSK Auto Corp.*	23,200	349,856
Modine Manufacturing Co.	7,700	250,943
		1,334,618
Automobiles 0.3%
Harley-Davidson, Inc.	34,000	1,750,660
Distributors 0.0%
Audiovox Corp. "A"*	16,100	223,146
Diversified Consumer Services 0.1%
Alderwoods Group, Inc.*	22,500	357,075
Hotels Restaurants & Leisure 0.4%
Ameristar Casinos, Inc.	15,000	340,500
CKE Restaurants, Inc.	15,200	205,352
Luby's, Inc.*	9,700	129,010
MTR Gaming Group, Inc.*	4,600	47,886
Multimedia Games, Inc.*	27,900	258,075
RARE Hospitality International, Inc.*	12,800	388,992
Starbucks Corp.*	48,900	1,467,489
		2,837,304
Household Durables 0.2%
American Woodmark Corp.	9,600	237,984
Fortune Brands, Inc.	17,000	1,326,340
		1,564,324
Internet & Catalog Retail 0.3%
Blair Corp.	400	15,576
eBay, Inc.*	41,800	1,807,850
Stamps.com, Inc.*	7,400	169,904
		1,993,330
Leisure Equipment & Products 0.0%
JAKKS Pacific, Inc.*	12,400	259,656
Media 0.9%
LodgeNet Entertainment Corp.*	1,400	19,516
McGraw-Hill Companies, Inc.	52,100	2,689,923
Mediacom Communications Corp. "A"*	50,000	274,500
Omnicom Group, Inc.	28,700	2,443,231
Playboy Enterprises, Inc. "B"*	6,800	94,452
Sinclair Broadcast Group, Inc. "A"	36,400	334,880
		5,856,502
Multiline Retail 1.2%
Federated Department Stores, Inc.	16,000	1,061,280
Kohl's Corp.*	71,600	3,479,760
Target Corp.	60,300	3,314,691
The Bon-Ton Stores, Inc.	10,900	208,517
		8,064,248
Specialty Retail 2.0%
Bed Bath & Beyond, Inc.*	21,600	780,840
Cato Corp. "A"	3,550	76,147
	Shares	Value ($)

Charming Shoppes, Inc.*	26,100	344,520
Home Depot, Inc.	12,200	493,856
Jos. A. Bank Clothiers, Inc.*	7,100	308,211
Limited Brands, Inc.	85,400	1,908,690
Lowe's Companies, Inc.	48,300	3,219,678
Pacific Sunwear of California, Inc.*	16,700	416,164
Payless ShoeSource, Inc.*	16,800	421,680
Select Comfort Corp.*	11,400	311,790
Staples, Inc.	79,000	1,794,090
TJX Companies, Inc.	163,500	3,798,105
Trans World Entertainment Corp.*	21,000	119,700
		13,993,471
Textiles, Apparel & Luxury Goods 0.1%
Guess?, Inc.*	7,400	263,440
Steven Madden Ltd.	12,500	365,375
		628,815
Consumer Staples 4.8%
Beverages 0.8%
Diageo PLC	50,394	730,472
PepsiCo, Inc.	77,080	4,553,887
		5,284,359
Food & Staples Retailing 1.0%
Casey's General Stores, Inc.	9,300	230,640
Longs Drug Stores Corp.	9,400	342,066
Nash-Finch Co.	8,100	206,388
Pantry, Inc.*	6,200	291,338
Wal-Mart Stores, Inc.	61,600	2,882,880
Walgreen Co.	60,600	2,682,156
		6,635,468
Food Products 1.4%
Chiquita Brands International, Inc.	17,000	340,170
Dean Foods Co.*	28,400	1,069,544
General Mills, Inc.	50,400	2,485,728
Kellogg Co.	39,200	1,694,224
Ralcorp Holdings, Inc.*	5,600	223,496
Sanderson Farms, Inc.	10,100	308,353
Seaboard Corp.	100	151,100
The Hershey Co.	23,100	1,276,275
Unilever NV (NY Shares)	28,500	1,956,525
		9,505,415
Household Products 1.6%
Colgate-Palmolive Co.	67,700	3,713,345
Kimberly-Clark Corp.	54,800	3,268,820
Procter & Gamble Co.	70,300	4,068,964
		11,051,129
Personal Products 0.0%
USANA Health Sciences, Inc.*	7,000	268,520
Energy 7.9%
Energy Equipment & Services 2.1%
Baker Hughes, Inc.	79,100	4,807,698
Crosstex Energy, Inc.	600	37,836
Halliburton Co.	43,300	2,682,868
Noble Corp.	13,000	917,020
Parker Drilling Co.*	5,900	63,897
	Shares	Value ($)

Schlumberger Ltd.	32,900	3,196,235
Transocean, Inc.*	42,830	2,984,823
		14,690,377
Oil, Gas & Consumable Fuels 5.8%
Berry Petroleum Co. "A"	700	40,040
BP PLC (ADR)	44,800	2,877,056
Cabot Oil & Gas Corp.	10,400	469,040
Chevron Corp.	78,400	4,450,768
Comstock Resources, Inc.*	10,900	332,559
ConocoPhillips	84,940	4,941,809
Devon Energy Corp.	59,400	3,714,876
Energy Partners Ltd.*	14,800	322,492
EOG Resources, Inc.	51,000	3,741,870
ExxonMobil Corp.	118,700	6,667,379
Frontier Oil Corp.	9,500	356,535
Giant Industries, Inc.*	5,100	264,996
Harvest Natural Resources, Inc.*	26,100	231,768
KCS Energy, Inc.*	12,200	295,484
Marathon Oil Corp.	41,100	2,505,867
Penn Virginia Corp.	6,700	384,580
PetroChina Co., Ltd. (ADR)	9,600	786,816
PetroQuest Energy, Inc.*	25,800	213,624
Remington Oil & Gas Corp.*	3,300	120,450
Royal Dutch Shell PLC "A" (ADR)	42,000	2,582,580
Swift Energy Co.*	8,700	392,109
Valero Energy Corp.	48,600	2,507,760
XTO Energy, Inc.	37,766	1,659,438
		39,859,896
Financials 9.7%
Banks 4.0%
AmSouth Bancorp.	89,600	2,348,416
BancFirst Corp.	600	47,400
Bank of America Corp.	160,400	7,402,460
Center Financial Corp.	15,900	400,044
City Holding Co.	3,700	133,015
Corus Bankshares, Inc.	2,200	123,794
CVB Financial Corp.	3,775	76,670
Fidelity Bancshares, Inc.	5,350	174,945
First Community Bancorp.	4,200	228,354
First Niagara Financial Group, Inc.	4,400	63,668
First Place Financial Corp.	1,100	26,455
FirstFed Financial Corp.*	3,100	169,012
Fremont General Corp.	16,100	374,003
Frontier Financial Corp.	2,050	65,600
Hanmi Financial Corp.	11,000	196,460
Macatawa Bank Corp.	900	32,742
Midwest Banc Holdings, Inc.	4,400	97,900
Oriental Financial Group, Inc.	31,400	388,104
Pacific Capital Bancorp.	3,200	113,856
PFF Bancorp., Inc.	4,450	135,814
PNC Financial Services Group, Inc.	35,000	2,164,050
Prosperity Bancshares, Inc.	8,500	244,290
Republic Bancorp., Inc.	450	5,355
Sterling Bancshares, Inc.	21,400	330,416
SunTrust Banks, Inc.	17,900	1,302,404
SVB Financial Group*	10,700	501,188
TierOne Corp.	7,600	223,516
Umpqua Holdings Corp.	1,000	28,530
US Bancorp.	57,300	1,712,697
Wachovia Corp.	78,900	4,170,654
Wells Fargo & Co.	60,800	3,820,064
West Coast Bancorp.	1,700	44,965
	Shares	Value ($)

WSFS Financial Corp.	3,800	232,750
		27,379,591
Capital Markets 1.7%
Bear Stearns Companies, Inc.	16,400	1,894,692
Investment Technology Group, Inc.*	9,300	329,592
Lehman Brothers Holdings, Inc.	18,000	2,307,060
Merrill Lynch & Co., Inc.	40,900	2,770,157
Morgan Stanley	32,500	1,844,050
Piper Jaffray Companies, Inc.*	12,400	500,960
The Goldman Sachs Group, Inc.	15,100	1,928,421
		11,574,932
Consumer Finance 0.3%
American Express Co.	32,400	1,667,304
Diversified Financial Services 1.9%
Apollo Investment Corp.	6,060	108,656
Citigroup, Inc.	118,732	5,762,064
CompuCredit Corp.*	7,100	273,208
Freddie Mac	33,200	2,169,620
JPMorgan Chase & Co.	111,100	4,409,559
Partners Trust Financial Group, Inc.	14,800	178,340
Santander BanCorp	3,000	75,360
TNS, Inc.*	13,600	260,848
		13,237,655
Insurance 1.2%
AFLAC, Inc.	81,800	3,797,156
American International Group, Inc.	50,400	3,438,792
Bristol West Holdings, Inc.	6,100	116,083
Navigators Group, Inc.*	6,700	292,187
Tower Group, Inc.	22,500	494,550
Zenith National Insurance Corp.	3,000	138,360
		8,277,128
Real Estate 0.6%
Brandywine Realty Trust (REIT)	7,000	195,370
Colonial Properties Trust (REIT)	4,700	197,306
Commercial Net Lease Realty (REIT)	9,100	185,367
Corporate Office Properties Trust (REIT)	4,900	174,146
Cousins Properties, Inc. (REIT)	5,700	161,310
EastGroup Properties, Inc. (REIT)	1,500	67,740
FelCor Lodging Trust, Inc. (REIT)	12,000	206,520
First Industrial Realty Trust, Inc. (REIT)	3,100	119,350
Glenborough Realty Trust, Inc. (REIT)	4,000	72,400
Glimcher Realty Trust (REIT)	3,800	92,416
Heritage Property Investment Trust (REIT)	4,900	163,660
Highwoods Properties, Inc. (REIT)	7,500	213,375
Home Properties, Inc. (REIT)	4,500	183,600
Jones Lang LaSalle, Inc. (REIT)	8,800	443,080
Kilroy Realty Corp. (REIT)	2,800	173,320
Lexington Corporate Properties Trust (REIT)	10,100	215,130
LTC Properties, Inc. (REIT)	1,300	27,339
Maguire Properties, Inc. (REIT)	200	6,180
Nationwide Health Properties, Inc. (REIT)	10,300	220,420
Newcastle Investment Corp. (REIT)	6,300	156,555
OMEGA Healthcare Investors, Inc. (REIT)	2,500	31,475
Parkway Properties, Inc. (REIT)	3,600	144,504
	Shares	Value ($)

Pennsylvania Real Estate Investment Trust (REIT)	2,900	108,344
Senior Housing Properties Trust (REIT)	11,700	197,847
Sun Communities, Inc. (REIT)	1,600	50,240
Taubman Centers, Inc. (REIT)	4,100	142,475
Town & Country Trust (REIT)	1,200	40,572
Urstadt Biddle Properties "A" (REIT)	1,200	19,452
Washington Real Estate Investment Trust (REIT)	7,500	227,625
		4,237,118
Health Care 8.1%
Biotechnology 1.8%
Albany Molecular Research, Inc.*	21,500	261,225
Alkermes, Inc.*	17,900	342,248
Amgen, Inc.*	30,300	2,389,458
Digene Corp.*	7,900	230,443
Genentech, Inc.*	56,300	5,207,750
Geron Corp.*	19,800	170,478
Gilead Sciences, Inc.*	66,700	3,510,421
ImmunoGen, Inc.*	32,000	164,160
		12,276,183
Health Care Equipment & Supplies 2.0%
Align Technology, Inc.*	32,700	211,569
Alliance Imaging, Inc.*	35,600	211,820
American Medical Systems Holdings, Inc.*	18,800	335,204
Baxter International, Inc.	119,600	4,502,940
Boston Scientific Corp.*	46,700	1,143,683
C.R. Bard, Inc.	18,700	1,232,704
Cypress Bioscience, Inc.*	28,700	165,886
DJ Orthopedics, Inc.*	3,000	82,740
Integra LifeSciences Holdings*	9,300	329,778
Medtronic, Inc.	47,000	2,705,790
Mentor Corp.	7,400	340,992
Vital Images, Inc.*	6,900	180,435
Zimmer Holdings, Inc.*	38,600	2,603,184
		14,046,725
Health Care Providers & Services 1.3%
Chemed Corp.	5,200	258,336
CorVel Corp.*	15,900	301,941
LCA-Vision, Inc.	800	38,008
Magellan Health Services, Inc.*	11,600	364,820
MedCath Corp.*	12,500	231,875
Odyssey HealthCare, Inc.*	14,200	264,688
Pediatrix Medical Group, Inc.*	4,200	371,994
Per-Se Technologies, Inc.*	11,900	277,984
United Surgical Partners International, Inc.*	10,300	331,145
UnitedHealth Group, Inc.	100,100	6,220,214
		8,661,005
Pharmaceuticals 3.0%
Abbott Laboratories	152,400	6,009,132
Alpharma, Inc. "A"	10,000	285,100
Bentley Pharmaceuticals, Inc.*	11,800	193,638
Durect Corp.*	28,400	143,988
Eli Lilly & Co.	22,000	1,244,980
Encysive Pharmaceuticals, Inc.*	18,500	145,965
Hi-Tech Pharmacal Co., Inc.*	3,300	146,157
Johnson & Johnson	135,082	8,118,428
Mylan Laboratories, Inc.	46,500	928,140
	Shares	Value ($)

Pfizer, Inc.	37,425	872,751
Progenics Pharmaceuticals, Inc.*	9,000	225,090
Rigel Pharmaceuticals, Inc.*	19,400	162,184
Salix Pharmaceuticals Ltd.*	11,500	202,170
SuperGen, Inc.*	30,500	154,025
United Therapeutics Corp.*	3,600	248,832
Wyeth	41,700	1,921,119
		21,001,699
Industrials 5.9%
Aerospace & Defense 1.3%
Honeywell International, Inc.	36,500	1,359,625
Kaman Corp.	1,300	25,597
L-3 Communications Holdings, Inc.	28,100	2,089,235
Teledyne Technologies, Inc.*	12,100	352,110
United Technologies Corp.	97,200	5,434,452
		9,261,019
Air Freight & Logistics 0.7%
FedEx Corp.	45,400	4,693,906
Airlines 0.1%
Continental Airlines, Inc. "B"*	11,200	238,560
Republic Airways Holdings, Inc.*	24,900	378,480
		617,040
Building Products 0.2%
Eagle Materials, Inc.	3,600	440,496
LSI Industries, Inc.	14,400	225,504
Universal Forest Products, Inc.	6,700	370,175
Willian Lyon Homes, Inc.*	2,700	272,430
		1,308,605
Commercial Services & Supplies 0.5%
Administaff, Inc.	5,700	239,685
aQuantive, Inc.*	5,100	128,724
Bright Horizons Family Solutions, Inc.*	1,700	62,985
Clean Harbors, Inc.*	7,000	201,670
Consolidated Graphics, Inc.*	2,600	123,084
Electro Rent Corp.*	22,000	328,020
infoUSA, Inc.	1,700	18,581
John H. Harland Co.	9,700	364,720
Labor Ready, Inc.*	14,700	306,054
LoJack Corp.*	7,100	171,323
Pitney Bowes, Inc.	38,000	1,605,500
SOURCECORP, Inc.*	2,500	59,950
TeleTech Holdings, Inc.*	23,100	278,355
		3,888,651
Construction & Engineering 0.1%
EMCOR Group, Inc.*	5,000	337,650
Granite Construction, Inc.	10,100	362,691
URS Corp.*	8,500	319,685
		1,020,026
Electrical Equipment 0.4%
C&D Technologies, Inc.	20,000	152,400
Emerson Electric Co.	30,900	2,308,230
Genlyte Group, Inc.*	4,700	251,779
		2,712,409
Industrial Conglomerates 1.4%
Blount International, Inc.*	22,600	360,018
General Electric Co.	264,700	9,277,735
		9,637,753
	Shares	Value ($)

Machinery 1.0%
Cascade Corp.	4,900	229,859
Caterpillar, Inc.	27,500	1,588,675
Dover Corp.	48,100	1,947,569
Ingersoll-Rand Co., Ltd. "A"	60,300	2,434,311
JLG Industries, Inc.	8,000	365,280
Mueller Industries, Inc.	300	8,226
Sauer-Danfoss, Inc.	12,400	233,244
		6,807,164
Road & Rail 0.1%
Dollar Thrifty Automotive Group, Inc.*	2,200	79,354
US Xpress Enterprises, Inc. "A"*	16,700	290,246
		369,600
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	11,200	377,328
Information Technology 12.5%
Communications Equipment 1.7%
Avocent Corp.*	7,400	201,206
Cisco Systems, Inc.*	315,100	5,394,512
Comtech Telecommunications Corp.*	2,400	73,296
Nokia Oyj (ADR)	207,100	3,789,930
QUALCOMM, Inc.	57,700	2,485,716
		11,944,660
Computers & Peripherals 2.5%
Advanced Digital Information Corp.*	23,600	231,044
Apple Computer, Inc.*	36,300	2,609,607
Dell, Inc.*	57,900	1,736,421
EMC Corp.*	220,800	3,007,296
Hewlett-Packard Co.	109,400	3,132,122
Imation Corp.	8,600	396,202
Intergraph Corp.*	8,100	403,461
International Business Machines Corp.	62,400	5,129,280
Komag, Inc.*	7,200	249,552
		16,894,985
Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	12,200	222,284
Itron, Inc.*	6,400	256,256
MTS Systems Corp.	7,900	273,656
Plexus Corp.*	15,400	350,196
Technitrol, Inc.	18,800	321,480
Trident Microsystems, Inc.*	13,000	234,000
		1,657,872
Internet Software & Services 0.5%
CNET Networks, Inc.*	15,100	221,819
EarthLink, Inc.*	17,200	191,092
eResearchTechnology, Inc.*	5,100	77,010
Google, Inc. "A"*	1,250	518,575
InfoSpace, Inc.*	2,300	59,386
j2 Global Communications, Inc.*	1,200	51,288
Online Resources Corp.*	9,900	109,395
ProQuest Co.*	4,500	125,595
Websense, Inc.*	2,800	183,792
Yahoo!, Inc.*	51,900	2,033,442
		3,571,394
	Shares	Value ($)

IT Consulting & Services 1.4%
Accenture Ltd. "A"	62,300	1,798,601
Automatic Data Processing, Inc.	57,900	2,657,031
Covansys Corp.*	14,500	197,345
CSG Systems International, Inc.*	13,500	301,320
First Data Corp.	45,000	1,935,450
Fiserv, Inc.*	34,000	1,471,180
Intrado, Inc.*	2,300	52,946
Paychex, Inc.	23,800	907,256
Sapient Corp.*	22,100	125,749
StarTek, Inc.	18,100	325,800
		9,772,678
Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc.*	17,500	207,025
Applied Materials, Inc.	201,000	3,605,940
Broadcom Corp. "A"*	57,400	2,706,410
Cymer, Inc.*	7,200	255,672
Diodes, Inc.*	2,950	91,598
Emulex Corp.*	15,200	300,808
Fairchild Semiconductor International, Inc.*	19,700	333,127
Intel Corp.	357,400	8,920,704
IXYS Corp.*	18,000	210,420
Kopin Corp.*	11,500	61,525
Kulicke & Soffa Industries, Inc.*	13,800	121,992
Linear Technology Corp.	51,400	1,853,998
Maxim Integrated Products, Inc.	49,200	1,783,008
Micrel, Inc.*	21,700	251,720
MKS Instruments, Inc.*	13,200	236,148
OmniVision Technologies, Inc.*	9,600	191,616
Photronics, Inc.*	13,900	209,334
Texas Instruments, Inc.	141,400	4,534,698
		25,875,743
Software 2.4%
Adobe Systems, Inc.	51,500	1,903,440
Altiris, Inc.*	13,500	228,015
Ansoft Corp.*	10,100	343,905
Blackbaud, Inc.	18,100	309,148
Electronic Arts, Inc.*	35,400	1,851,774
Internet Security Systems, Inc.*	7,600	159,220
Lawson Software, Inc.*	33,400	245,490
Microsoft Corp.	357,900	9,359,085
MicroStrategy, Inc., "A"*	22	1,820
Oracle Corp.*	82,700	1,009,767
Parametric Technology Corp.*	52,100	317,810
Quality Systems, Inc.*	2,600	199,576
SPSS, Inc.*	8,500	262,905
Witness Systems, Inc.*	12,700	249,809
		16,441,764
Materials 1.5%
Chemicals 0.8%
Air Products & Chemicals, Inc.	21,900	1,296,261
E.I. du Pont de Nemours & Co.	52,700	2,239,750
Ecolab, Inc.	43,400	1,574,118
Terra Industries, Inc.*	8,500	47,600
		5,157,729
Construction Materials 0.0%
Texas Industries, Inc.	5,400	269,136
Containers & Packaging 0.3%
Silgan Holdings, Inc.	11,000	397,320
	Shares	Value ($)

Sonoco Products Co.	61,900	1,819,860
		2,217,180
Metals & Mining 0.4%
Aleris International, Inc.*	8,000	257,920
Carpenter Technology Corp.	4,900	345,303
Century Aluminum Co.*	11,700	306,657
Cleveland-Cliffs, Inc.	1,600	141,712
Commercial Metals Co.	10,600	397,924
Intermet Corp.*	1,269	14,760
Metal Management, Inc.	8,200	190,732
Quanex Corp.	7,400	369,778
Reliance Steel & Aluminum Co.	6,100	372,832
USEC, Inc.	10,100	120,695
		2,518,313
Paper & Forest Products 0.0%
Deltic Timber Corp.	5,400	280,044
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.9%
Alaska Communications Systems Group, Inc.	25,300	257,048
AT&T, Inc.	99,100	2,426,959
CT Communications, Inc.	11,600	140,824
General Communication, Inc. "A"*	5,900	60,947
Golden Telecom, Inc.	11,100	288,156
North Pittsburgh Systems, Inc.	8,300	156,621
Premiere Global Services, Inc.*	29,500	239,835
Shenandoah Telecommunications Co.	1,600	63,744
TALK America Holdings, Inc.*	23,200	200,216
Verizon Communications, Inc.	79,200	2,385,504
		6,219,854
Wireless Telecommunication Services 0.1%
Centennial Communications Corp.*	15,200	235,904
Dobson Communications Corp. "A"*	29,800	223,500
Syniverse Holdings, Inc.*	4,000	83,600
UbiquiTel, Inc.*	18,900	186,921
		729,925
Utilities 1.1%
Electric Utilities 1.0%
ALLETE, Inc.	200	8,800
Cleco Corp.	5,000	104,250
FPL Group, Inc.	41,200	1,712,272
Otter Tail Corp.	4,700	136,206
Progress Energy, Inc.	38,600	1,695,312
Sierra Pacific Resources*	33,200	432,928
Southern Co.	84,600	2,921,238
		7,011,006
Gas Utilities 0.1%
South Jersey Industries, Inc.	10,200	297,228
Total Common Stocks (Cost $323,582,174)		400,070,665
	Principal Amount ($)(b)	Value ($)

Corporate Bonds 12.0%
Consumer Discretionary 2.7%
155 East Tropicana LLC, 8.75%, 4/1/2012	135,000	129,938
Adesa, Inc., 7.625%, 6/15/2012	40,000	39,800
	Principal Amount ($)(b)	Value ($)

Affinia Group, Inc., 9.0%, 11/30/2014	220,000	173,800
AMC Entertainment, Inc., 8.0%, 3/1/2014	285,000	257,925
AMFM, Inc., 8.0%, 11/1/2008	500,000	531,575
Auburn Hills Trust, 12.375%, 5/1/2020	131,000	194,788
AutoNation, Inc., 9.0%, 8/1/2008	150,000	161,063
Aztar Corp., 7.875%, 6/15/2014	315,000	329,962
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009	60,000	60,600
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	85,000	91,906
9.375%, 2/15/2007	75,000	78,094
Charter Communications Holdings LLC:
9.625%, 11/15/2009	80,000	59,200
10.25%, 9/15/2010	510,000	507,450
144A, 11.0%, 10/1/2015	541,000	454,440
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	220,000	288,243
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	150,000	163,885
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	215,000	163,400
CSC Holdings, Inc.:
7.25%, 7/15/2008	75,000	74,813
7.875%, 12/15/2007	305,000	310,337
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	250,000	247,719
Series E, 4.78%**, 10/31/2008	389,000	389,217
Dex Media East LLC/Financial, 12.125%, 11/15/2012	723,000	845,910
Dura Operating Corp., Series B, 8.625%, 4/15/2012	240,000	198,000
EchoStar DBS Corp., 6.625%, 10/1/2014	90,000	86,288
Foot Locker, Inc., 8.5%, 1/15/2022	135,000	142,763
Ford Motor Co., 7.45%, 7/16/2031	45,000	30,600
General Motors Corp., 8.25%, 7/15/2023	35,000	22,488
Goodyear Tire & Rubber Co., 11.0%, 3/1/2011	335,000	375,200
Gregg Appliances, Inc., 9.0%, 2/1/2013	60,000	54,300
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	275,000	258,500
Harrah's Operating Co., Inc.:
5.625%, 6/1/2015	668,000	656,258
5.75%, 10/1/2017	393,000	382,505
Hertz Corp., 144A, 8.875%, 1/1/2014	310,000	315,812
ITT Corp., 7.375%, 11/15/2015	80,000	86,800
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	580,000	615,525
Levi Strauss & Co.:
8.804%**, 4/1/2012	100,000	100,750
12.25%, 12/15/2012	30,000	33,450
Liberty Media Corp.:
7.875%, 7/15/2009	10,000	10,537
8.5%, 7/15/2029	35,000	34,661
Mandalay Resort Group:
6.5%, 7/31/2009	117,000	118,316
Series B, 10.25%, 8/1/2007	45,000	47,981
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	95,000	87,994
	Principal Amount ($)(b)	Value ($)

Mediacom LLC, 9.5%, 1/15/2013	45,000	43,931
MGM MIRAGE:
6.0%, 10/1/2009	235,000	233,531
6.625%, 7/15/2015	85,000	84,788
8.375%, 2/1/2011	275,000	294,250
9.75%, 6/1/2007	145,000	152,794
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	95,000	101,413
NCL Corp., 10.625%, 7/15/2014	120,000	123,900
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	280,000	198,800
Paxson Communications Corp., Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009	35,000	37,056
Petro Stopping Centers, 9.0%, 2/15/2012	185,000	185,925
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	280,000	298,200
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	290,000	279,850
PRIMEDIA, Inc.:
8.875%, 5/15/2011	100,000	92,250
9.715%**, 5/15/2010	310,000	297,988
Renaissance Media Group LLC, 10.0%, 4/15/2008	130,000	130,163
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	315,000	348,862
Schuler Homes, Inc., 10.5%, 7/15/2011	295,000	317,125
SGS International, Inc., 144A, 12.0%, 12/15/2013	80,000	80,131
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	335,000	180,900
7.875%, 1/15/2014	70,000	64,750
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	560,000	589,400
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013	350,000	344,750
TCI Communications, Inc., 8.75%, 8/1/2015	135,000	163,579
Tele-Communications, Inc.:
9.875%, 6/15/2022	670,000	909,672
10.125%, 4/15/2022	28,000	38,306
Time Warner, Inc.:
6.625%, 5/15/2029	95,000	94,867
7.625%, 4/15/2031	825,000	918,760
Toys "R" Us, Inc.:
6.875%, 8/1/2006	40,000	39,800
7.375%, 10/15/2018	150,000	108,000
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	610,000	594,750
TRW Automotive, Inc., 11.0%, 2/15/2013	425,000	477,062
United Auto Group, Inc., 9.625%, 3/15/2012	225,000	236,813
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	75,000	78,656
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	415,000	441,975
Young Broadcasting, Inc.:
8.75%, 1/15/2014	540,000	475,875
10.0%, 3/1/2011	60,000	56,175
		18,327,840
	Principal Amount ($)(b)	Value ($)

Consumer Staples 0.4%
Agrilink Foods, Inc., 11.875%, 11/1/2008	40,000	40,800
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	215,000	189,200
Altria Group, Inc., 7.0%, 11/4/2013	250,000	273,561
Del Laboratories, Inc., 8.0%, 2/1/2012	95,000	75,050
Delhaize America, Inc.:
8.05%, 4/15/2027	30,000	30,780
9.0%, 4/15/2031	85,000	99,927
GNC Corp., 8.5%, 12/1/2010	25,000	21,500
Harry & David Holdings, Inc., 9.41%**, 3/1/2012	50,000	50,375
Kraft Foods, Inc., 6.25%, 6/1/2012	500,000	527,472
North Atlantic Trading Co., 9.25%, 3/1/2012	645,000	425,700
Swift & Co.:
10.125%, 10/1/2009	110,000	113,575
12.5%, 1/1/2010	205,000	215,762
Viskase Co., Inc., 11.5%, 6/15/2011	385,000	410,025
		2,473,727
Energy 0.6%
Belden & Blake Corp., 8.75%, 7/15/2012	330,000	336,600
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	205,000	212,175
Chesapeake Energy Corp.:
6.5%, 8/15/2017	100,000	100,500
6.875%, 1/15/2016	240,000	246,000
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	65,000	64,025
7.125%, 5/15/2018	100,000	89,000
7.625%, 10/15/2026	60,000	53,400
8.75%, 2/15/2012	30,000	32,400
144A, 9.875%, 7/15/2010	465,000	509,756
El Paso Production Holding Corp., 7.75%, 6/1/2013	150,000	155,625
Frontier Oil Corp., 6.625%, 10/1/2011	60,000	61,200
Mission Resources Corp., 9.875%, 4/1/2011	15,000	15,750
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	250,000	250,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	300,000	265,500
Sonat, Inc., 7.0%, 2/1/2018	30,000	28,500
Southern Natural Gas, 8.875%, 3/15/2010	265,000	283,209
Stone Energy Corp.:
6.75%, 12/15/2014	405,000	383,738
8.25%, 12/15/2011	205,000	211,663
Transmeridian, 12.0%**, 12/15/2010	80,000	92,800
Williams Companies, Inc.:
8.125%, 3/15/2012	545,000	594,050
8.75%, 3/15/2032	180,000	208,800
		4,194,691
Financials 3.3%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	30,000	32,438
11.0%, 7/31/2010	105,000	118,388
12.0%, 7/31/2009	110,000	120,313
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	1,314,000	1,243,048
	Principal Amount ($)(b)	Value ($)

Series I, 4.875%, 5/15/2010	480,000	475,877
American General Institutional Capital, 144A, 8.125%, 3/15/2046	230,000	298,381
American International Group, Inc., 144A, 5.05%, 10/1/2015	700,000	687,001
AmeriCredit Corp., 9.25%, 5/1/2009	530,000	557,825
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	230,000	207,288
Bear Stearns Companies, Inc., 5.3%, 10/30/2015	465,000	463,966
Dow Jones CDX HY:
Series 5-T2, 144A, 7.25%, 12/29/2010	570,000	563,587
Series 5-T3, 144A, 8.25%, 12/29/2010	685,000	686,712
Series 5-T1, 144A, 8.75%, 12/29/2010 (a)	1,975,050	1,982,456
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013	185,000	187,313
7.875%, 12/1/2015	225,000	232,312
8.0%, 6/15/2011	130,000	135,200
ERAC USA Finance Co., 144A, 5.9%, 11/15/2015	493,000	501,479
ERP Operating LP, 6.95%, 3/2/2011	211,000	226,464
Exopack Holding Corp., 9.59%, 11/16/2006	500,000	500,000
Ford Motor Credit Co.:
6.5%, 1/25/2007	414,000	400,533
6.875%, 2/1/2006	877,000	875,114
7.25%, 10/25/2011	770,000	665,169
7.375%, 10/28/2009	690,000	611,951
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	500,000	586,925
General Motors Acceptance Corp.:
4.375%, 12/10/2007	134,000	119,072
5.22%**, 3/20/2007	100,000	94,455
6.125%, 9/15/2006	184,000	178,729
6.125%, 2/1/2007	1,377,000	1,314,549
6.125%, 8/28/2007	622,000	576,580
6.875%, 9/15/2011	350,000	319,181
8.0%, 11/1/2031 (a)	2,124,000	2,034,539
H&E Equipment/Finance, 11.125%, 6/15/2012	235,000	259,675
HSBC Bank USA, 5.625%, 8/15/2035	374,000	365,801
HSBC Finance Capital Trust IX, 5.911%, 11/30/2035	800,000	806,806
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	585,000	581,625
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	626,000	618,959
Ohio Casualty Corp., 7.3%, 6/15/2014	155,000	166,597
Poster Financial Group, Inc., 8.75%, 12/1/2011	280,000	288,400
PXRE Capital Trust I, 8.85%, 2/1/2027	135,000	132,638
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	255,000	287,512
Radnor Holdings Corp., 11.0%, 3/15/2010	195,000	157,950
Stripes Acquisition LLC/Susser Finance Corp., 144A, 10.625%, 12/15/2013	80,000	81,200
	Principal Amount ($)(b)	Value ($)

The Goldman Sachs Group, Inc., 5.5%, 11/15/2014	750,000	760,641
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	235,000	186,825
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	145,000	143,550
UGS Corp., 10.0%, 6/1/2012	200,000	218,000
Universal City Development, 11.75%, 4/1/2010	365,000	409,256
Verizon Global Funding Corp., 7.75%, 12/1/2030	170,000	202,072
		22,664,352
Health Care 0.3%
Accellent, Inc., 144A, 10.5%, 12/1/2013	200,000	205,000
Health Care Service Corp., 144A, 7.75%, 6/15/2011	825,000	923,381
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (a)	440,000	440,000
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	55,000	53,213
Series B, 9.875%, 11/1/2011 (a)	70,000	52,850
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	460,000	456,550
		2,130,994
Industrials 1.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	348,000	357,570
Allied Security Escrow Corp., 11.375%, 7/15/2011	210,000	202,449
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	115,000	108,963
Series B, 9.25%, 9/1/2012	295,000	319,337
American Color Graphics, 10.0%, 6/15/2010	210,000	146,737
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	100,000	97,000
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	365,118	382,573
Beazer Homes USA, Inc.:
6.875%, 7/15/2015	20,000	19,175
8.375%, 4/15/2012	165,000	171,600
8.625%, 5/15/2011	200,000	209,000
Browning-Ferris Industries:
7.4%, 9/15/2035	345,000	305,325
9.25%, 5/1/2021	20,000	20,600
Case New Holland, Inc., 9.25%, 8/1/2011	370,000	395,900
Cenveo Corp., 7.875%, 12/1/2013	165,000	159,225
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	280,000	246,400
Columbus McKinnon Corp., 10.0%, 8/1/2010	105,000	116,288
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	70,000	68,600
144A, 10.5%, 7/1/2013	255,000	247,350
Congoleum Corp., 8.625%, 8/1/2008*	190,000	189,287
Cornell Companies, Inc., 10.75%, 7/1/2012	105,000	108,675
D.R. Horton, Inc., 5.375%, 6/15/2012	1,355,000	1,309,811
Dana Corp., 7.0%, 3/1/2029 (a)	260,000	186,550
DRS Technologies, Inc., 6.875%, 11/1/2013	50,000	47,813
	Principal Amount ($)(b)	Value ($)

ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	390,000	415,350
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015	370,000	348,210
6.25%, 1/15/2016	210,000	194,843
8.875%, 4/1/2012	270,000	280,561
Kansas City Southern, 9.5%, 10/1/2008	435,000	470,887
Kinetek, Inc., Series D, 10.75%, 11/15/2006	300,000	288,000
Millennium America, Inc., 9.25%, 6/15/2008	345,000	372,169
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	160,000	179,200
Securus Technologies, Inc., 11.0%, 9/1/2011	120,000	102,000
Ship Finance International Ltd., 8.5%, 12/15/2013	225,000	210,375
Standard Pacific Corp., 6.5%, 8/15/2010	150,000	143,062
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	75,000	66,844
10.375%, 7/1/2012	185,000	181,994
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	125,000	138,437
United Rentals North America, Inc., 7.0%, 2/15/2014	210,000	196,350
Xerox Capital Trust I, 8.0%, 2/1/2027	120,000	123,600
		9,128,110
Information Technology 0.3%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	20,000	20,625
10.5%, 6/15/2011	165,000	180,675
Eschelon Operating Co., 8.375%	126,000	116,550
International Business Machines Corp., 8.375%, 11/1/2019	250,000	324,628
L-3 Communications Corp.:
5.875%, 1/15/2015	35,000	33,950
144A, 6.375%, 10/15/2015	75,000	74,813
Lucent Technologies, Inc., 6.45%, 3/15/2029	445,000	381,587
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (a)	255,000	242,569
10.375%, 1/15/2010	403,000	445,315
SS&C Technologies, Inc., 144A, 11.75%, 12/1/2013	65,000	66,625
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	235,000	235,000
		2,122,337
Materials 1.0%
ARCO Chemical Co., 9.8%, 2/1/2020	580,000	651,050
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	260,000	127,400
9.75%, 4/15/2012	85,000	82,025
Caraustar Industries, Inc., 9.875%, 4/1/2011	375,000	382,500
Constar International, Inc., 11.0%, 12/1/2012	60,000	43,800
Dayton Superior Corp.:
10.75%, 9/15/2008	145,000	139,925
13.0%, 6/15/2009	200,000	151,000
	Principal Amount ($)(b)	Value ($)

GEO Specialty Chemicals, Inc., 12.565%**, 12/31/2009	446,000	370,180
Georgia-Pacific Corp.:
8.0%, 1/15/2024	355,000	339,025
8.875%, 5/15/2031	45,000	45,113
Huntsman LLC, 11.625%, 10/15/2010	312,000	355,290
IMC Global, Inc., 10.875%, 8/1/2013	400,000	459,500
International Steel Group, Inc., 6.5%, 4/15/2014	95,000	95,000
Massey Energy Co.:
6.625%, 11/15/2010	95,000	96,544
144A, 6.875%, 12/15/2013	75,000	75,656
MMI Products, Inc., Series B, 11.25%, 4/15/2007	335,000	314,900
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	495,000	542,025
144A, 13.0%, 9/30/2013	40,000	40,800
Newmont Mining Corp., 5.875%, 4/1/2035	1,094,000	1,079,583
NewPage Corp., 10.5%**, 5/1/2012	145,000	143,550
Omnova Solutions, Inc., 11.25%, 6/1/2010	385,000	401,362
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	90,000	96,300
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	257,130	23,142
Portola Packaging, Inc., 8.25%, 2/1/2012	125,000	91,875
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	51,000	55,909
TriMas Corp., 9.875%, 6/15/2012	370,000	305,250
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	85,000	73,631
United States Steel Corp., 9.75%, 5/15/2010	273,000	296,887
		6,879,222
Telecommunication Services 0.6%
AirGate PCS, Inc., 7.9%**, 10/15/2011	115,000	118,738
American Cellular Corp., Series B, 10.0%, 8/1/2011	85,000	92,225
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	745,000	751,709
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	230,000	239,200
8.375%, 1/15/2014	230,000	226,262
Dobson Communications Corp., 8.875%, 10/1/2013	120,000	119,700
Insight Midwest LP, 9.75%, 10/1/2009	45,000	46,350
LCI International, Inc., 7.25%, 6/15/2007	210,000	211,050
Level 3 Financing, Inc., 10.75%, 10/15/2011	35,000	31,063
MCI, Inc., 8.735%, 5/1/2014	570,000	630,562
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	855,000	902,297
Nextel Partners, Inc., 8.125%, 7/1/2011	150,000	160,312
Qwest Corp.:
7.25%, 9/15/2025	155,000	154,225
144A, 7.741%**, 6/15/2013	50,000	53,938
	Principal Amount ($)(b)	Value ($)

Rural Cellular Corp.:
9.75%, 1/15/2010	30,000	30,300
9.875%, 2/1/2010	30,000	31,650
144A, 10.041%**, 11/1/2012	30,000	30,225
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	102,000	94,605
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	15,000	15,975
Triton PCS, Inc., 8.5%, 6/1/2013	20,000	18,600
Ubiquitel Operating Co., 9.875%, 3/1/2011	95,000	105,213
US Unwired, Inc., Series B, 10.0%, 6/15/2012	155,000	174,375
		4,238,574
Utilities 1.5%
AES Corp., 144A, 8.75%, 5/15/2013	495,000	538,931
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	525,000	591,938
CC Funding Trust I, 6.9%, 2/16/2007	179,000	182,443
CMS Energy Corp.:
8.5%, 4/15/2011	245,000	266,744
9.875%, 10/15/2007	305,000	326,350
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,590,000	1,509,950
5.0%, 2/15/2012	975,000	953,782
DPL, Inc., 6.875%, 9/1/2011	76,000	80,085
Entergy Louisiana, Inc., 6.3%, 9/1/2035	220,000	215,378
Mirant North America LLC, 144A, 7.375%, 12/31/2013	65,000	65,731
Mission Energy Holding Co., 13.5%, 7/15/2008	615,000	713,400
NorthWestern Corp., 5.875%, 11/1/2014	50,000	50,094
NRG Energy, Inc., 8.0%, 12/15/2013	408,000	454,920
Pedernales Electric Cooperative, Series2002-A, 144A, 6.202%, 11/15/2032	1,260,000	1,382,901
Progress Energy, Inc., 6.75%, 3/1/2006	1,495,000	1,499,694
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	635,000	698,500
TXU Energy Co., 7.0%, 3/15/2013	345,000	367,654
		9,898,495
Total Corporate Bonds (Cost $82,977,546)		82,058,342

Foreign Bonds — US$ Denominated 3.2%
Consumer Discretionary 0.3%
Cablemas SA de CV, 144A, 9.375%, 11/15/2015	30,000	30,750
IESY Repository GmbH, 144A, 10.375%, 2/15/2015	75,000	78,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	410,000	448,950
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	240,000	252,600
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	422,000	476,860
Shaw Communications, Inc., 8.25%, 4/11/2010	160,000	171,800
	Principal Amount ($)(b)	Value ($)

Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	279,000	228,780
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013	120,000	113,400
		1,801,140
Energy 0.1%
OAO Gazprom, 144A, 9.625%, 3/1/2013	300,000	361,875
Secunda International Ltd., 12.15%**, 9/1/2012	110,000	115,500
		477,375
Financials 1.1%
BNP Paribas SA, 144A, 5.186%, 6/29/2049	155,000	150,371
Chuo Mitsui Trust & Banking Co., Ltd, 144A, 5.506%, 12/29/2049	795,000	770,365
Conproca SA de CV, 12.0%, 6/16/2010	200,000	238,000
DBS Capital Funding Corp., 144A, 7.657%, 3/31/2049	198,000	219,077
Doral Financial Corp., 5.004%**, 7/20/2007	375,000	364,516
Mizuho Financial Group (Cayman), 8.375%, 12/29/2049	2,290,000	2,481,215
National Capital Trust II, 144A, 5.486%, 12/29/2049	383,000	382,743
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	105,000	72,450
Nordea Bank AB, 144A, 5.424%, 12/29/2049	555,000	550,159
Pemex Finance Ltd., "A1", Series 2000-1, 9.03%, 2/15/2011	725,000	791,823
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	50,000	57,280
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	905,000	966,084
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	330,000	337,505
		7,381,588
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	215,000	222,794
Industrials 0.3%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	120,000	131,400
10.25%, 6/15/2007	450,000	474,750
12.5%, 6/15/2012	163,000	185,820
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	240,000	283,200
LeGrand SA, 8.5%, 2/15/2025	115,000	138,287
Stena AB, 9.625%, 12/1/2012	95,000	103,194
Tyco International Group SA, 7.0%, 6/15/2028	553,000	608,343
		1,924,994
Materials 0.8%
Cascades, Inc., 7.25%, 2/15/2013	435,000	395,850
ISPAT Inland ULC, 9.75%, 4/1/2014	249,000	281,993
Novelis, Inc., 144A, 7.25%, 2/15/2015	460,000	428,950
Rhodia SA, 8.875%, 6/1/2011 (a)	345,000	353,625
	Principal Amount ($)(b)	Value ($)

Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,725
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,450,000	2,572,083
Tembec Industries, Inc.:
8.5%, 2/1/2011	1,040,000	577,200
8.625%, 6/30/2009	455,000	259,350
Vale Overseas Ltd., 8.25%, 1/17/2034	178,000	204,923
		5,084,699
Sovereign Bonds 0.1%
Federative Republic of Brazil, 8.875%, 10/14/2019	55,000	61,627
Republic of Argentina:
Zero Coupon, 12/15/2035	2,177,924	113,252
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	330,000	108,900
8.28%, 12/31/2033 (PIK)	663,886	552,685
United Mexican States, 8.375%, 1/14/2011	60,000	68,400
		904,864
Telecommunication Services 0.5%
British Telecommunications PLC, 8.875%, 12/15/2030	658,000	880,366
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	185,000	188,238
Embratel, Series B, 11.0%, 12/15/2008	104,000	117,780
Global Crossing UK Finance, 10.75%, 12/15/2014	165,000	151,800
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	105,000	106,706
Intelsat Ltd., 5.25%, 11/1/2008	155,000	141,244
Millicom International Cellular SA, 10.0%, 12/1/2013	80,000	82,600
Mobifon Holdings BV, 12.5%, 7/31/2010	265,000	307,400
Nortel Networks Ltd., 6.125%, 2/15/2006	370,000	370,000
Telecom Italia Capital:
4.95%, 9/30/2014	470,000	448,891
5.25%, 11/15/2013	655,000	642,734
		3,437,759
Utilities 0.0%
Scottish Power PLC, 5.81%, 3/15/2025	170,000	172,427
Total Foreign Bonds — US$ Denominated (Cost $21,241,448)		21,407,640

Foreign Bonds — Non US$ Denominated 0.1%
Consumer Discretionary 0.0%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	160,000	187,056
Consumer Staples 0.0%
Fage Dairy Industry SA, 144A, 7.5%, 1/15/2015 EUR	95,000	97,568
Industrials 0.0%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	85,000	93,336
	Principal Amount ($)(b)	Value ($)

Sovereign Bonds 0.1%
Republic of Argentina:
Zero Coupon, 12/31/2035 EUR	988,353	15,780
Zero Coupon, 12/31/2035 EUR	178,011	10,223
5.83%, 12/31/2033 (PIK) ARS	333,075	128,769
7.82%, 12/31/2033 (PIK) EUR	63,738	63,009
		217,781
Total Foreign Bonds — Non US$ Denominated (Cost $599,103)		595,741

Asset Backed 1.8%
Automobile Receivables 0.4%
Hertz Vehicle Financing LLC, "A6", Series 2005-2A, 144A, 5.08%, 11/25/2011	1,347,000	1,349,000
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	375,626	372,203
"A4", Series 2002-3, 3.57%, 8/17/2009	175,122	174,669
"A4", Series 2002-2, 4.3%, 3/15/2010	170,937	170,437
"B", Series 2002-2, 4.67%, 3/15/2010	75,452	74,450
"B", Series 2002-1, 5.37%, 1/15/2010	327,711	326,839
		2,467,598
Credit Card Receivables 0.5%
Citibank Credit Card Issuance Trust, "A6" Series 2003-A6, 2.9%, 5/17/2010	2,000,000	1,914,716
MBNA Credit Card Master Note Trust, "A7", Series 2003-A7, 2.65%, 11/15/2010	1,500,000	1,426,301
		3,341,017
Home Equity Loans 0.6%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	251,420	255,269
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	689,000	688,998
New Century Home Equity Loan Trust, "AII3", Series 2004-A, 4.45%, 8/25/2034	1,530,000	1,519,590
Renaissance Home Equity Loan Trust, "AF6", Series 2005-2, 4.781%, 8/25/2035	450,000	431,609
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,284,491	1,290,076
		4,185,542
Manufactured Housing Receivables 0.0%
Vanderbilt Acquisition Loan Trust, "A2", Series 2002-1, 4.77%, 10/7/2018	110,512	110,420
Miscellaneous 0.3%
PP&L Transition Bond Co. LLC, "A8", Series 1999-1, 7.15%, 6/25/2009	1,800,000	1,894,465
Total Asset Backed (Cost $12,159,359)		11,999,042
	Principal Amount ($)(b)	Value ($)

Convertible Bond 0.1%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	210,000	207,900
144A, Series EURO, 7.5%, 9/25/2006	185,000	183,150
Total Convertible Bond (Cost $393,508)		391,050
	Shares	Value ($)

Warrants 0.0%
Industrials
MicroStrategy, Inc.*	96	13
TravelCenters of America, Inc.*	59	7
Total Warrants (Cost $251)		20

Preferred Stock 0.1%
Financials
Axis Capital Holdings Ltd., Series B, 7.5%	1,950	202,922
Farm Credit Bank of Texas, Series 1	198,000	217,164
Markel Capital Trust I, Series B, 8.71%	107,000	115,011
Paxson Communications Corp., 14.25% (PIK)	20	174,006
Total Preferred Stock (Cost $672,417)		709,103
	Principal Amount ($)(b)	Value ($)

US Government Sponsored Agencies 1.5%
Federal Home Loan Mortgage Corp., 4.375%, 11/16/2007 (Cost $10,002,921)	10,000,000	9,934,375

US Government Agency Sponsored Pass-Throughs 2.1%
Federal Home Loan Mortgage Corp.:
5.0%, with various maturities from 11/1/2035 until 12/1/2035	534,999	517,946
6.0%, with various maturities from 8/1/2035 until 10/1/2035	2,285,894	2,292,691
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 9/1/2035 (h)	4,854,782	4,647,190
5.0%, with various maturities from 4/1/2024 until 5/1/2034 (h)	3,322,738	3,240,217
5.5%, with various maturities from 7/1/2023 until 1/1/2034 (h)	3,231,356	3,214,897
6.0%, 1/1/2024	197,850	201,169
6.5%, 5/1/2017	114,779	117,927
7.13%, 1/1/2012	192,514	194,662
	Principal Amount ($)(b)	Value ($)

8.0%, 9/1/2015	269,343	287,627
Total US Government Agency Sponsored Pass-Throughs (Cost $14,936,784)		14,714,326

Commercial and Non-Agency Mortgage-Backed Securities 7.1%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.437%**, 1/25/2036	1,000,000	993,445
Bank of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,250,428
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%**, 8/25/2035	705,000	684,678
Bear Stearns Commercial Mortgage Securities, "AJ", Series 2005-PW10, 5.464%, 12/11/2040	1,630,000	1,657,342
Chase Mortgage Finance Corp., "2A1", Series 2004-S3, 5.25%, 3/25/2034	681,160	679,867
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041	2,000,000	1,942,248
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	413,180	425,446
Commercial Mortgage Acceptance Corp., "A3", Series 1998-C2, 6.04%, 9/15/2030	1,510,000	1,544,612
Countrywide Alternative Loan Trust:
"A1", Series 2004-1T1, 5.0%, 2/25/2034	940,903	931,255
"1A5", Series 2003-J1, 5.25%, 10/25/2033	880,537	877,801
"A2", Series 2004-1T1, 5.5%, 2/25/2034	621,878	621,314
"4A3", Series 2005-43, 5.763%**, 10/25/2035	973,976	974,897
"1A1", Series 2004-J1, 6.0%, 2/25/2034	391,892	392,809
"A1", Series 2004-35T2, 6.0%, 2/25/2035	1,061,291	1,064,171
Countrywide Home Loans, "A6", Series 2003-57, 5.5%, 1/25/2034	553,708	553,043
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	139,851	142,858
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C1, 7.38%, 4/18/2029	968,875	984,342
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	77,766	79,489
Greenwich Capital Commercial Funding Corp, "A4", Series 2005-GG3, 4.799%, 8/10/2042	2,000,000	1,948,623
GS Mortgage Securities Corp. II:
"AJ", Series 2005-GG4, 4.782%, 7/10/2039	900,000	865,779
"C", Series 1998-C1, 6.91%, 10/18/2030	205,000	213,769
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.556%**, 9/25/2035	1,025,000	1,000,112
	Principal Amount ($)(b)	Value ($)

JPMorgan Chase Commercial Mortgage Securities Corp., "A3", Series 2001-CIBC, 6.26%, 3/15/2033	2,145,000	2,255,524
JPMorgan Mortgage Trust, "2A1", Series 2005-A8, 4.969%, 11/25/2035	952,961	945,838
LB-UBS Commercial Mortgage Trust:
"AM", Series 2005-C3, 4.794%, 7/15/2040	905,000	877,072
"A2", Series 2005-C2, 4.821%, 4/15/2030	165,000	163,447
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	1,175,734	1,177,838
"3A1", Series 2004-5, 6.5%, 6/25/2034	292,266	297,381
"5A1", Series 2005-2, 6.5%, 12/25/2034	443,879	447,521
"8A1", Series 2004-3, 7.0%, 4/25/2034	198,092	199,787
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	994,301	977,522
Mortgage Capital Funding, Inc., "A3", Series 1997-MC1, 7.288%, 7/20/2027	207,262	209,854
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	1,075,194	1,068,139
Residential Asset Mortgage Products, "2A6", Series 2005-SP1, 5.25%, 9/25/2034	1,250,300	1,244,315
Residential Asset Securities Corp., "AI", Series 2003-KS9, 4.71%, 11/25/2033	1,845,000	1,840,693
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%, 12/25/2035	970,000	967,196
"6A3", Series 2005-21, 5.4%, 11/25/2035	900,000	894,100
"1A1", Series 2005-17, 5.729%**, 8/25/2035	1,678,871	1,683,938
Structured Asset Securities Corp.:
"4A1", Series 2005-6, 5.0%, 5/25/2035	181,418	174,955
"2A1", Series 2003-1, 6.0%, 2/25/2018	132,439	133,625
Wachovia Bank Commercial Mortgage Trust, "AMFX", Series 2005-C20, 5.179%, 7/15/2042	1,890,000	1,878,166
Washington Mutual:
"A6", Series 2004-AR4, 3.804%**, 6/25/2034	190,000	182,557
"A6", Series 2003-AR11, 3.985%, 10/25/2033	885,000	859,396
"A6", Series 2003-AR10, 4.067%**, 10/25/2033	1,620,000	1,583,180
"A7, Series 2004-AR9, 4.181%**, 8/25/2034	1,325,000	1,297,771
"1A6", Series 2005-AR12, 4.844%**, 10/25/2035	1,880,000	1,849,805
"1A3", Series 2005-AR16, 5.132%, 12/25/2035	1,005,000	992,036
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.5%**, 6/25/2035	230,000	221,373
	Principal Amount ($)(b)	Value ($)

"2A14", Series 2005-AR10, 4.11%**, 6/25/2035	1,355,000	1,317,054
"B1", Series 2005-AR12, 4.326%**, 7/25/2035	937,784	901,951
"4A2", Series 2005-AR16, 4.993%, 10/25/2035	1,470,000	1,450,253
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $49,480,906)		48,920,615

Collateralized Mortgage Obligations 4.9%
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	371,318	368,959
"1A3", Series 2004-W1, 4.49%, 11/25/2043	575,631	573,534
"1A3", Series 2003-W18, 4.732%, 8/25/2043	76,933	76,706
"1A3", Series 2003-W19, 4.783%, 11/25/2033	396,053	394,106
"1A1", Series 2004-W15, 6.0%, 8/25/2044	1,125,825	1,137,734
Federal Home Loan Mortgage Corp.:
"YN", Series 2852, 3.75%, 6/15/2024	410,000	397,003
"NB", Series 2750, 4.0%, 12/15/2022	1,558,000	1,527,569
"QC", Series 2836, 5.0%, 9/15/2022	2,220,000	2,215,162
"TK", Series 2693, 5.0%, 8/15/2027	1,655,000	1,642,127
"BG", Series 2640, 5.0%, 2/15/2032	510,000	496,777
"JD", Series 2778, 5.0%, 12/15/2032	290,000	279,968
"EG", Series 2836, 5.0%, 12/15/2032	455,000	438,437
"TE", Series 2780, 5.0%, 1/15/2033	1,685,000	1,627,876
"PD", Series 2783, 5.0%, 1/15/2033	975,000	942,134
"NE", Series 2802, 5.0%, 2/15/2033	460,000	444,382
"PD", Series 2893, 5.0%, 2/15/2033	370,000	355,956
"OG", Series 2889, 5.0%, 5/15/2033	2,115,000	2,041,504
"PE", Series 2898, 5.0%, 5/15/2033	1,715,000	1,649,686
"XD", Series 2941, 5.0%, 5/15/2033	1,830,000	1,758,472
"BG", Series 2869, 5.0%, 7/15/2033	213,000	205,007
"PD", Series 2939, 5.0%, 7/15/2033	1,105,000	1,062,160
"JG", Series 2937, 5.0%, 8/15/2033	1,705,000	1,650,674
"KD", Series 2915, 5.0%, 9/15/2033	1,177,000	1,132,005
"ND", Series 2938, 5.0%, 10/15/2033	170,000	163,426
"KG", Series 2987, 5.0%, 12/15/2034	1,360,000	1,305,923
"PE", Series 2512, 5.5%, 2/15/2022	420,000	427,587
"BD", Series 2453, 6.0%, 5/15/2017	1,869,590	1,915,793
	Principal Amount ($)(b)	Value ($)

"Z", Series 2173, 6.5%, 7/15/2029	67,594	69,906
"H", Series 2278, 6.5%, 1/15/2031	51,284	51,741
Federal National Mortgage Association:
"TU", Series 2003-122, 4.0%, 5/25/2016	350,000	345,459
"WB", Series 2003-106, 4.5%, 10/25/2015	1,870,000	1,853,734
"NE", Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,048,518
"PE", Series 2005-44, 5.0%, 7/25/2033	365,000	350,182
"QD", Series 2005-29, 5.0%, 8/25/2033	760,000	729,251
"EG", Series 2005-22, 5.0%, 11/25/2033	1,042,000	1,000,053
"PM", Series 2001-60, 6.0%, 3/25/2030	165,139	165,317
"HM", Series 2002-36, 6.5%, 12/25/2029	46,456	46,517
"A1", Series 2002-93, 6.5%, 3/25/2032	273,818	277,998
"C", Series 1997-M5, 6.74%, 8/25/2007	390,000	398,836
Government National Mortgage Association, "PD", Series 2004-30, 5.0%, 2/20/2033	1,115,000	1,078,727
Total Collateralized Mortgage Obligations (Cost $34,347,361)		33,646,906

Municipal Bonds and Notes 1.7%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	560,000	608,423
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (c)	1,000,000	1,020,850
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, ETM, 5.0%, 8/1/2015	510,000	513,142
Hoboken, NJ, General Obligation, Series B, 3.8%, 1/1/2008 (c)	185,000	182,782
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (c)	1,000,000	1,118,890
Jersey City, NJ, Water & Sewer Revenue, Municipal Utilities Authority, Water Revenue, Series B, 4.91%, 5/15/2015 (c)	385,000	381,985
Jicarilla, NM, Sales & Tax Special Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	215,000	215,849
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (c)	1,285,000	1,358,939
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (c)	1,000,000	1,039,520
Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017 (c)	1,120,000	1,127,347
	Principal Amount ($)(b)	Value ($)

Texas, American Campus Properties Student Housing Financing Ltd, 144A, 6.125%, 8/1/2023 (c)	1,040,000	1,122,025
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	1,185,000	1,195,866
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.5%, 10/1/2010 (c)	1,840,000	1,733,722
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010 (c)	355,000	347,272
Total Municipal Bonds and Notes (Cost $11,930,483)		11,966,612

US Treasury Obligations 3.2%
US Treasury Bills, 3.75%***, 1/19/2006 (d)	675,000	673,732
US Treasury Bond, 6.0%, 2/15/2026	3,275,000	3,861,942
US Treasury Notes:
3.375%, 2/15/2008	4,728,000	4,630,669
4.25%, 11/30/2007	3,800,000	3,788,866
4.5%, 11/15/2015	3,265,000	3,291,783
4.75%, 5/15/2014	250,000	256,084
5.0%, 8/15/2011	5,380,000	5,552,956
Total US Treasury Obligations (Cost $21,762,017)		22,056,032
	Units	Value ($)

Other Investments 0.0%
Hercules, Inc. (Bond Unit), 6.5%, 6/30/2029	230,000	172,500
IdleAire Technologies Corp., 144A, Step-up Coupon, 0% to 12/15/2009, 13.0% to 12/15/2012	220,000	161,307
Total Other Investments (Cost $325,185)		333,807

	Shares	Value ($)

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 4.28% (e) (f) (Cost $10,432,555)	10,432,555	10,432,555

Cash Equivalents 5.1%
Cash Management QP Trust, 4.26% (g) (Cost $35,179,405)	35,179,405	35,179,405
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $630,023,423)+	102.6	704,416,236
Other Assets and Liabilities, Net	(2.6)	(17,333,597)
Net Assets	100.0	687,082,639

Notes to DWS Balanced VIP Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	189,287
Oxford Automotive, Inc.	12.0%	10/15/2010	257,130	USD	22,782	23,142
					$ 212,938	$ 212,429

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $637,375,790. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $67,040,446. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $76,484,775 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,444,329.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $10,207,529 which is 1.5% of net assets.

(b) Principal amount stated in US dollars unless otherwise noted.

(c) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.7%
Financial Guarantee Insurance Company	0.1%
Financial Security Assurance, Inc.	0.3%
MBIA Corp.	0.5%

(d) At December 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

(g) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canada Government Bond	3/22/2006	29	2,842,739	2,853,473	10,734
10 Year Federal Germany Bond	3/8/2006	47	6,726,245	6,779,579	53,334
10 Year Japanese Government Bond	3/9/2006	4	4,673,856	4,658,498	(15,358)
Russell 2000 Index	3/16/2006	2	690,409	678,300	(12,109)
Total net unrealized appreciation					36,601

At December 31, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	3/15/2006	29	2,202,815	2,255,614	(52,799)
10 Year US Treasury Note	3/22/2006	58	6,309,575	6,345,562	(35,987)
10 Year United Kingdom Treasury Bond	3/29/2006	29	5,657,978	5,710,429	(52,451)
Total net unrealized depreciation					(141,237)
Currency Abbreviations
ARS Argentina Peso EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $584,411,463) — including $10,207,529 of securities loaned	$ 658,804,276
Investment in Daily Assets Fund Institutional (cost $10,432,555)*	10,432,555
Investment in Cash Management QP Trust (cost $35,179,405)	35,179,405
Total investments in securities, at value (cost $630,023,423)	704,416,236
Foreign currency, at value (cost $194,656)	195,054
Receivable for investments sold	1,045,566
Dividends receivable	363,703
Interest receivable	3,017,199
Receivable for Portfolio shares sold	19,901
Receivable for daily variation margin on open futures contracts	4,587
Unrealized appreciation on forward foreign currency exchange contracts	208,357
Foreign taxes recoverable	6,046
Due from Advisor	3,830
Other assets	22,414
Total assets	709,302,893
Liabilities
Due to custodian bank	9,816,248
Payable for investments purchased	898,235
Payable for Portfolio shares redeemed	477,110
Payable upon return of securities loaned	10,432,555
Net payable on closed forward foreign currency exchange contracts	22,706
Unrealized depreciation on forward foreign currency exchange contracts	144,715
Accrued management fee	273,695
Other accrued expenses and payables	154,990
Total liabilities	22,220,254
Net assets, at value	$ 687,082,639
Net Assets
Net assets consist of: Undistributed net investment income	16,253,135
Net unrealized appreciation (depreciation) on: Investments	74,392,813
Futures	(104,636)
Foreign currency related transactions	64,026
Accumulated net realized gain (loss)	(83,310,602)
Paid-in capital	679,787,903
Net assets, at value	$ 687,082,639
Class A Net Asset Value, offering and redemption price per share ($653,468,367 ÷ 28,729,438 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.75
Class B Net Asset Value, offering and redemption price per share ($33,614,272 ÷ 1,479,683 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.72

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $52,845)	$ 6,512,590
Interest	14,257,081
Interest — Cash Management QP Trust	985,033
Mortgage dollar roll income	8,167
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,107
Total Income	21,773,978
Expenses: Management fee	3,294,501
Custodian fees	109,376
Distribution service fees (Class B)	82,992
Record keeping fees (Class B)	50,599
Auditing	48,698
Legal	6,390
Trustees' fees and expenses	55,000
Reports to shareholders	100,507
Other	131,579
Total expenses before expense reductions	3,879,642
Expense reductions	(117,893)
Total expenses after expense reductions	3,761,749
Net investment income (loss)	18,012,229
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	15,943,902
Futures	393,288
Foreign currency related transactions	48,014
16,385,204
Net unrealized appreciation (depreciation) during the period on: Investments	(2,066,610)
Futures	(102,802)
Foreign currency related transactions	158,401
(2,011,011)
Net gain (loss) on investment transactions	14,374,193
Net increase (decrease) in net assets resulting from operations	$ 32,386,422

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 18,012,229	$ 14,447,088
Net realized gain (loss) on investment transactions	16,385,204	39,912,342
Net unrealized appreciation (depreciation) during the period on investment and foreign currency transactions	(2,011,011)	(12,171,380)
Net increase (decrease) in net assets resulting from operations	32,386,422	42,188,050
Distributions to shareholders from: Net investment income: Class A	(14,467,177)	(10,706,370)
Class B	(715,158)	(287,648)
Portfolio share transactions: Class A Proceeds from shares sold	6,832,194	8,149,762
Net assets acquired in tax free reorganization	118,997,707	—
Reinvestment of distributions	14,467,177	10,706,370
Cost of shares redeemed	(125,051,390)	(94,301,996)
Net increase (decrease) in net assets from Class A share transactions	15,245,688	(75,445,864)
Class B Proceeds from shares sold	5,663,125	12,535,568
Reinvestment of distributions	715,158	287,648
Cost of shares redeemed	(6,295,649)	(2,353,690)
Net increase (decrease) in net assets from Class B share transactions	82,634	10,469,526
Increase (decrease) in net assets	32,532,409	(33,782,306)
Net assets at beginning of period	654,550,230	688,332,536
Net assets at end of period (including undistributed net investment income of $16,253,135 and $13,460,556, respectively)	$ 687,082,639	$ 654,550,230
Other Information
Class A Shares outstanding at beginning of period	27,789,320	31,305,397
Shares sold	311,313	380,053
Shares issued in tax free reorganization	5,591,767	—
Shares issued to shareholders in reinvestment of distributions	672,579	499,597
Shares redeemed	(5,635,541)	(4,395,727)
Net increase (decrease) in Class A shares	940,118	(3,516,077)
Shares outstanding at end of period	28,729,438	27,789,320
Class B Shares outstanding at beginning of period	1,477,597	988,869
Shares sold	254,860	584,945
Shares issued to shareholders in reinvestment of distributions	33,201	13,398
Shares redeemed	(285,975)	(109,615)
Net increase (decrease) in Class B shares	2,086	488,728
Shares outstanding at end of period	1,479,683	1,477,597

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.37	$ 21.32	$ 18.66	$ 22.57	$ 25.91
Income (loss) from investment operations: Net investment income (loss)[b]	.59	.47	.37	.47	.61
Net realized and unrealized gain (loss) on investment transactions	.34	.93	2.90	(3.81)	(2.20)
Total from investment operations	.93	1.40	3.27	(3.34)	(1.59)
Less distributions from: Net investment income	(.55)	(.35)	(.61)	(.57)	(.80)
Net realized gain on investment transactions	—	—	—	—	(.95)
Total distributions	(.55)	(.35)	(.61)	(.57)	(1.75)
Net asset value, end of period	$ 22.75	$ 22.37	$ 21.32	$ 18.66	$ 22.57
Total Return (%)	4.30[c]	6.64	18.10	(15.17)	(6.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	653	622	667	640	861
Ratio of expenses before expense reduction (%)	.55	.59	.59	.58	.58
Ratio of expenses after expense reduction (%)	.53	.59	.59	.58	.58
Ratio of net investment income (%)	2.66	2.18	1.88	2.32	2.63
Portfolio turnover rate (%)	121[d]	131[d]	102[d]	140	115

[a] As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.33	$ 21.28	$ 18.64	$ 19.46
Income (loss) from investment operations: Net investment income (loss)[b]	.51	.39	.28	.18
Net realized and unrealized gain (loss) on investment transactions	.35	.92	2.92	(1.00)
Total from investment operations	.86	1.31	3.20	(.82)
Less distributions from: Net investment income	(.47)	(.26)	(.56)	—
Net asset value, end of period	$ 22.72	$ 22.33	$ 21.28	$ 18.64
Total Return (%)	3.90[d]	6.26	17.66	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	33	21.8
Ratio of expenses before expense reductions (%)	.95	.97	.99	.86*
Ratio of expenses after expense reductions (%)	.91	.97	.99	.86*
Ratio of net investment income (%)	2.28	1.80	1.48	1.96*
Portfolio turnover rate (%)	121[c]	131[c]	102[c]	140

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP from 5/1/1997 to 12/31/2005
[] DWS Blue Chip VIP — Class A [] Russell 1000 Index

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvested dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,006	$16,251	$10,656	$15,618
	Average annual total return	10.06%	17.57%	1.28%	5.28%
Russell 1000 Index	Growth of $10,000	$10,627	$15,377	$10,548	$18,540
	Average annual total return	6.27%	15.42%	1.07%	7.38%
DWS Blue Chip VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,968	$16,066	$14,613
	Average annual total return		9.68%	17.12%	11.45%
Russell 1000 Index	Growth of $10,000		$10,627	$15,377	$13,819
	Average annual total return		6.27%	15.42%	9.68%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,088.50	$ 1,086.40
Expenses Paid per $1,000*	$ 3.68	$ 5.89
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.68	$ 1,019.56
Expenses Paid per $1,000*	$ 3.57	$ 5.70

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.70%	1.12%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Blue Chip VIP

The US stock market was up modestly in 2005; the return of the S&P 500 Index was 4.91%. The Portfolio returned 10.06% (Class A shares, unadjusted for contract charges), ahead of the 6.27% return of its benchmark, the Russell 1000 Index.

The Portfolio's solid performance resulted from a combination of value and growth factors among the nine stock selection signals that guide our stock selection, which uses a combination of quantitative processes and fundamental analysis applied across 24 distinct industry groups. Among these 24 industry groups, the Portfolio outperformed the index in 15 during the period. From a sector perspective, we achieved the strongest relative performance in energy, health care, materials and consumer discretionary. Holdings that performed especially well were energy companies Burlington Resources, Inc. and Sunoco, Inc., the latter of which was sold in October after the price increased to the point that it began to appear expensive relative to its peers. Other contributors to performance included copper producer Phelps Dodge Corp., in the materials group, and Apple Computer, Inc., in the information technology group. In retailing, performance benefited from Safeway, Inc. and Nordstrom, Inc., two holdings that were in the Portfolio during the year but were sold when our selection criteria indicated they no longer offered good value. Detractors included Cree, Inc., LifePoint Hospitals, Inc. and Ryder System, Inc. Except for Cree, a developer and supplier of semiconductors, which we sold in May, we continue to own these stocks, as we believe they offer good value relative to peers and have the potential for revenue and earnings growth.

Overall, we are pleased with the Portfolio's performance and its current positioning. We believe our stock selection process provides a good balance between value and growth, and has proven to work well in many different market conditions.

Janet Campagna
Robert Wang

Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation	12/31/05	12/31/04

Common Stocks	98%	96%
Cash Equivalents	2%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	19%	19%
Information Technology	17%	14%
Health Care	15%	15%
Consumer Discretionary	13%	12%
Industrials	10%	13%
Energy	9%	8%
Consumer Staples	8%	8%
Materials	4%	5%
Utilities	3%	2%
Telecommunication Services	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 12.5%
Auto Components 0.3%
TRW Automotive Holdings Corp.*	41,600	1,096,160
Hotels Restaurants & Leisure 2.2%
Brinker International, Inc.	59,200	2,288,672
Darden Restaurants, Inc.	15,000	583,200
YUM! Brands, Inc.	98,000	4,594,240
		7,466,112
Internet & Catalog Retail 0.6%
eBay, Inc.*	44,100	1,907,324
Media 3.4%
Cablevision Systems Corp. (New York Group) "A"*	124,300	2,917,321
McGraw-Hill Companies, Inc.	43,400	2,240,742
R.H. Donnelley Corp.*	17,600	1,084,512
Viacom, Inc. "B"*	162,500	5,297,500
		11,540,075
Multiline Retail 1.7%
Federated Department Stores, Inc.	56,100	3,721,113
J.C. Penney Co., Inc.	19,100	1,061,960
Target Corp.	20,200	1,110,394
		5,893,467
Specialty Retail 2.2%
American Eagle Outfitters, Inc.	129,500	2,975,910
Barnes & Noble, Inc.	83,700	3,571,479
Claire's Stores, Inc.	30,000	876,600
		7,423,989
Textiles, Apparel & Luxury Goods 2.1%
Coach, Inc.*	105,600	3,520,704
Polo Ralph Lauren Corp.	60,700	3,407,698
		6,928,402
Consumer Staples 7.9%
Beverages 2.3%
PepsiCo, Inc.	128,800	7,609,504
Food & Staples Retailing 1.2%
Kroger Co.*	217,600	4,108,288
Wal-Mart Stores, Inc.	100	4,680
		4,112,968
Food Products 1.9%
Pilgrim's Pride Corp.	100,600	3,335,896
Tyson Foods, Inc. "A"	186,000	3,180,600
		6,516,496
Household Products 1.4%
Procter & Gamble Co.	81,300	4,705,644
Tobacco 1.1%
Altria Group, Inc.	19,200	1,434,624
Loews Corp. — Carolina Group	55,200	2,428,248
		3,862,872
	Shares	Value ($)

Energy 8.9%
Oil, Gas & Consumable Fuels
Burlington Resources, Inc.	51,800	4,465,160
ConocoPhillips	100,800	5,864,544
ExxonMobil Corp.	214,440	12,045,095
Occidental Petroleum Corp.	52,800	4,217,664
Pogo Producing Co.	74,100	3,690,921
XTO Energy, Inc.	1	44
		30,283,428
Financials 19.0%
Banks 5.3%
Bank of America Corp.	14,700	678,405
KeyCorp	55,200	1,817,736
PNC Financial Services Group, Inc.	38,800	2,399,004
US Bancorp.	187,400	5,601,386
Wells Fargo & Co.	118,400	7,439,072
		17,935,603
Capital Markets 3.1%
Franklin Resources, Inc.	10,700	1,005,907
Mellon Financial Corp.	90,200	3,089,350
Merrill Lynch & Co., Inc.	9,300	629,889
Morgan Stanley	28,200	1,600,068
The Goldman Sachs Group, Inc.	33,800	4,316,598
		10,641,812
Diversified Financial Services 4.1%
Citigroup, Inc.	240,600	11,676,318
Fannie Mae	25,400	1,239,774
Moody's Corp.	15,900	976,578
		13,892,670
Insurance 4.8%
AFLAC, Inc.	29,000	1,346,180
American Financial Group, Inc.	19,200	735,552
Hartford Financial Services Group, Inc.	5,400	463,806
Loews Corp.	8,600	815,710
MetLife, Inc.	98,800	4,841,200
Philadelphia Consolidated Holding Corp.*	30,200	2,920,038
W.R. Berkley Corp.	103,825	4,944,147
		16,066,633
Real Estate 1.7%
Apartment Investment & Management Co. "A" (REIT)	5,700	215,859
AvalonBay Communities, Inc. (REIT)	5,900	526,575
Boston Properties, Inc. (REIT)	4,300	318,759
Camden Property Trust (REIT)	6,600	382,272
CenterPoint Properties Trust (REIT)	5,200	257,296
Equity Office Properties Trust (REIT)	33,700	1,022,121
Equity Residential (REIT)	16,300	637,656
General Growth Properties, Inc. (REIT)	12,300	577,977
Pan Pacific Retail Properties, Inc. (REIT)	1,600	107,024
Rayonier, Inc.	12,300	490,155
	Shares	Value ($)

Simon Property Group, Inc. (REIT)	2,100	160,923
Vornado Realty Trust (REIT)	10,800	901,476
		5,598,093
Health Care 14.3%
Biotechnology 2.3%
Amgen, Inc.*	4,300	339,098
Genzyme Corp.*	52,300	3,701,794
Gilead Sciences, Inc.*	70,900	3,731,467
		7,772,359
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	103,400	3,893,010
Hospira, Inc.*	57,400	2,455,572
		6,348,582
Health Care Providers & Services 6.6%
Aetna, Inc.	6,200	584,722
AmerisourceBergen Corp.	101,200	4,189,680
Community Health Systems, Inc.*	77,500	2,971,350
Express Scripts, Inc.*	46,000	3,854,800
LifePoint Hospitals, Inc.*	40,400	1,515,000
Pharmaceutical Product Development, Inc.	22,900	1,418,655
UnitedHealth Group, Inc.	104,800	6,512,272
WellPoint, Inc.*	15,400	1,228,766
		22,275,245
Pharmaceuticals 3.5%
Allergan, Inc.	44,100	4,761,036
Barr Pharmaceuticals, Inc.*	49,900	3,108,271
Johnson & Johnson	13,382	804,258
Merck & Co., Inc.	68,500	2,178,985
Pfizer, Inc.	47,050	1,097,206
		11,949,756
Industrials 9.7%
Aerospace & Defense 5.6%
Boeing Co.	81,700	5,738,608
Lockheed Martin Corp.	87,000	5,535,810
Raytheon Co.	84,100	3,376,615
Rockwell Collins, Inc.	93,500	4,344,945
		18,995,978
Air Freight & Logistics 1.2%
Ryder System, Inc.	94,600	3,880,492
Airlines 0.6%
AMR Corp.*	52,500	1,167,075
Southwest Airlines Co.	43,800	719,634
		1,886,709
Commercial Services & Supplies 0.3%
Republic Services, Inc.	24,500	919,975
Industrial Conglomerates 1.5%
General Electric Co.	137,900	4,833,395
Teleflex, Inc.	5,600	363,888
		5,197,283
Machinery 0.2%
Toro Co.	17,000	744,090
Road & Rail 0.3%
Burlington Northern Santa Fe Corp.	15,100	1,069,382
Information Technology 16.9%
Communications Equipment 0.9%
Corning, Inc.*	158,300	3,112,178
	Shares	Value ($)

Computers & Peripherals 3.5%
Apple Computer, Inc.*	61,700	4,435,613
Hewlett-Packard Co.	174,400	4,993,072
Network Appliance, Inc.*	87,500	2,362,500
		11,791,185
Electronic Equipment & Instruments 1.0%
Agilent Technologies, Inc.*	98,000	3,262,420
Internet Software & Services 1.0%
Google, Inc. "A"*	4,300	1,783,898
Yahoo!, Inc.*	40,600	1,590,708
		3,374,606
IT Consulting & Services 0.2%
Paychex, Inc.	18,600	709,032
Semiconductors & Semiconductor Equipment 6.3%
Advanced Micro Devices, Inc.*	84,300	2,579,580
Broadcom Corp. "A"*	25,200	1,188,180
Freescale Semiconductor, Inc. "B"*	102,400	2,577,408
Intel Corp.	286,400	7,148,544
Lam Research Corp.*	64,600	2,304,928
Micron Technology, Inc.*	120,700	1,606,517
Texas Instruments, Inc.	124,000	3,976,680
		21,381,837
Software 4.0%
Cadence Design Systems, Inc.*	185,500	3,138,660
Microsoft Corp.	393,100	10,279,565
		13,418,225
Materials 4.2%
Chemicals 0.3%
Lyondell Chemical Co.	41,500	988,530
Metals & Mining 3.9%
Freeport-McMoRan Copper & Gold, Inc. "B"	64,400	3,464,720
Phelps Dodge Corp.	24,700	3,553,589
Southern Copper Corp.	47,400	3,174,852
United States Steel Corp.	63,900	3,071,673
		13,264,834
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.8%
Verizon Communications, Inc.	205,300	6,183,636
Wireless Telecommunication Services 0.0%
United States Cellular Corp.*	1,100	54,340
Utilities 3.1%
Electric Utilities 2.0%
Allegheny Energy, Inc.*	34,800	1,101,420
FirstEnergy Corp.	110,300	5,403,597
Southern Co.	8,000	276,240
		6,781,257
Multi-Utilities 1.1%
Dominion Resources, Inc.	14,700	1,134,841
Sempra Energy	54,600	2,448,264
		3,583,105
Total Common Stocks (Cost $302,116,906)		332,426,288
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 3.75% **, 1/19/2006 (a) (Cost $728,631)	730,000	728,631
	Shares	Value ($)

Cash Equivalents 1.4%
Cash Management QP Trust, 4.26% (b) (Cost $4,842,086)	4,842,086	4,842,086
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $307,687,623)+	99.9	337,997,005
Other Assets and Liabilities, Net	0.1	175,955
Net Assets	100.0	338,172,960

Notes to DWS Blue Chip VIP Portfolio of Investments

+ The cost for federal income tax purposes was $309,324,185. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $28,672,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,215,232 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,542,412.

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) At December 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/16/2006	17	5,380,123	5,332,900	(47,223)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $302,845,537)	$ 333,154,919
Investment in Cash Management QP Trust (cost $4,842,086)	4,842,086
Total investments in securities, at value (cost $307,687,623)	337,997,005
Cash	15,678
Dividends receivable	477,042
Interest receivable	16,415
Receivable for Portfolio shares sold	141
Receivable for investments sold	29,619,583
Other assets	10,677
Total assets	368,136,541
Liabilities
Payable for investments purchased	29,335,604
Payable for Portfolio shares redeemed	333,483
Payable for daily variation margin on open futures contracts	22,525
Accrued management fee	187,605
Other accrued expenses and payables	84,364
Total liabilities	29,963,581
Net assets, at value	$ 338,172,960
Net Assets
Net assets consist of: Undistributed net investment income	2,849,527
Net unrealized appreciation (depreciation) on: Investments	30,309,382
Futures	(47,223)
Accumulated net realized gain (loss)	16,326,100
Paid-in capital	288,735,174
Net assets, at value	$ 338,172,960
Class A Net Asset Value, offering and redemption price per share ($293,892,981 ÷ 19,752,422 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.88
Class B Net Asset Value, offering and redemption price per share ($44,279,979 ÷ 2,986,497 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.83
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends	$ 5,218,731
Interest — Cash Management QP Trust	222,955
Interest	21,908
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	75,791
Total Income	5,539,385
Expenses: Management fee	2,118,362
Custodian fees	20,537
Distribution service fees (Class B)	101,201
Record keeping fees (Class B)	58,190
Auditing	46,182
Legal	13,535
Trustees' fees and expenses	7,945
Reports to shareholders	49,125
Other	21,581
Total expenses before expense reductions	2,436,658
Expense reductions	(4,861)
Total expenses after expense reductions	2,431,797
Net investment income (loss)	3,107,588
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	34,680,553
Futures	216,233
34,896,786
Net unrealized appreciation (depreciation) during the period on: Investments	(5,949,656)
Futures	(275,526)
(6,225,182)
Net gain (loss) on investment transactions	28,671,604
Net increase (decrease) in net assets resulting from operations	$ 31,779,192

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 3,107,588	$ 2,928,100
Net realized gain (loss) on investment transactions	34,896,786	38,719,019
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,225,182)	1,111,435
Net increase (decrease) in net assets resulting from operations	31,779,192	42,758,554
Distributions to shareholders from: Net investment income: Class A	(2,673,957)	(1,626,701)
Class B	(231,257)	(56,503)
Portfolio share transactions: Class A Proceeds from shares sold	25,386,809	28,844,570
Reinvestment of distributions	2,673,957	1,626,701
Cost of shares redeemed	(42,221,426)	(26,173,350)
Net increase (decrease) in net assets from Class A share transactions	(14,160,660)	4,297,921
Class B Proceeds from shares sold	13,487,197	16,893,828
Reinvestment of distributions	231,257	56,503
Cost of shares redeemed	(9,951,414)	(1,310,947)
Net increase (decrease) in net assets from Class B share transactions	3,767,040	15,639,384
Increase (decrease) in net assets	18,480,358	61,012,655
Net assets at beginning of period	319,692,602	258,679,947
Net assets at end of period (including undistributed net investment income of $2,849,527 and $2,788,284, respectively)	$ 338,172,960	$ 319,692,602
Other Information
Class A Shares outstanding at beginning of period	20,734,323	20,421,127
Shares sold	1,864,296	2,286,747
Shares issued to shareholders in reinvestment of distributions	198,218	132,360
Shares redeemed	(3,044,415)	(2,105,911)
Net increase (decrease) in Class A shares	(981,901)	313,196
Shares outstanding at end of period	19,752,422	20,734,323
Class B Shares outstanding at beginning of period	2,700,912	1,427,149
Shares sold	979,006	1,373,668
Shares issued to shareholders in reinvestment of distributions	17,156	4,597
Shares redeemed	(710,577)	(104,502)
Net increase (decrease) in Class B shares	285,585	1,273,763
Shares outstanding at end of period	2,986,497	2,700,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.65	$ 11.84	$ 9.37	$ 12.07	$ 14.41
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.13	.08	.07	.05
Net realized and unrealized gain (loss) on investment transactions	1.22	1.76	2.45	(2.73)	(2.33)
Total from investment operations	1.36	1.89	2.53	(2.66)	(2.28)
Less distributions from: Net investment income	(.13)	(.08)	(.06)	(.04)	(.06)
Net asset value, end of period	$ 14.88	$ 13.65	$ 11.84	$ 9.37	$ 12.07
Total Return (%)	10.06	16.04	27.25	(22.11)	(15.81)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	283	242	174	240
Ratio of expenses (%)	.70	.70	.71	.69	.69
Ratio of net investment income (%)	1.00	1.08	.82	.65	.42
Portfolio turnover rate (%)	288	249	182	195	118
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.60	$ 11.80	$ 9.35	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.22	1.74	2.45	(.96)
Total from investment operations	1.31	1.83	2.49	(.93)
Less distributions from: Net investment income	(.08)	(.03)	(.04)	—
Net asset value, end of period	$ 14.83	$ 13.60	$ 11.80	$ 9.35
Total Return (%)	9.68	15.55	26.76	(9.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	37	17.4
Ratio of expenses (%)	1.09	1.08	1.10	.94*
Ratio of net investment income (%)	.61	.70	.43	.61*
Portfolio turnover rate (%)	288	249	182	195
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Conservative Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Conservative Allocation VIP from 8/16/2004 to 12/31/2005
[] DWS Conservative Allocation VIP — Class B [] Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Conservative Allocation VIP		1-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,438	$11,126
	Average annual total return	4.38%	8.09%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,243	$10,369
	Average annual total return	2.43%	2.75%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns begin August 31, 2004.

Information About Your Portfolio's Expenses

DWS Conservative Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,031.60
Expenses Paid per $1,000*	$ 3.84
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.42
Expenses Paid per $1,000*	$ 3.82
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,031.60
Expenses Paid per $1,000**	$ 7.22
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,018.10
Expenses Paid per $1,000**	$ 7.17

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.75%
Estimated Indirect Expenses of Underlying DWS Portfolios	.66%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.41%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Conservative Allocation VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year, and returns of the various asset classes were generally close to one another.

For the 12 months ended December 31, 2005, DWS Conservative Allocation VIP had a return of 4.38% (Class B shares, unadjusted for contract charges). Since this Portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the Portfolio's return with the returns of indices that represent the major asset classes. As anticipated, since this Portfolio invests in a blend of equity and bond securities, its return was above that of the major bond indices but below that of the equity indices. The portfolio slightly underperformed the average return of its Lipper Flexible Portfolio Funds category peers — most of which have a higher percentage of equities than DWS Conservative Allocation VIP portfolio.

The portfolio's allocation between stocks and bonds remained close to its target of 40% equity and 60% fixed income during 2005, but with equities overweighted throughout the year. This overweight was positive for returns, as equities outperformed bonds. An especially positive factor in performance was an overweight in international equities, as foreign markets were stronger than the US market. Decisions regarding cash position had an important effect on performance of this portfolio. In June 2005, the target cash position was increased to 15%, with a corresponding reduction in the target position in bonds. (Cash and bonds together make up the 60% target for fixed-income securities in this portfolio.) During the first half of the year, the cash position was maintained below the target. Beginning in July, the cash position was moved above the new higher target. Both of these decisions were positive for performance, as rising short-term interest rates pushed the return on cash-equivalent securities up.

Within the fixed-income portion of the portfolio, performance of the high-yield portion was excellent, with returns significantly above the high-yield benchmark, the Credit Suisse First Boston High Yield Index. However, underperformance of the much larger investment-grade bond portion resulted in net underperformance in fixed income. In the equity portion of the portfolio, a slight bias toward value-oriented holdings established in July detracted from performance. Among underlying funds, the small-cap and growth holdings achieved the best results relative to the equity benchmarks, the Russell 1000 and Russell 2000 indexes.

Inna Okounkova Robert Wang
Co-Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Lipper Flexible Portfolio is a category that allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Equities are represented by the Russell 1000 Index, which is a price-only index of the 1,000 largest capitalized companies domiciled in the United States. Bonds are represented by the Lehman Brothers Aggregate Bond Index which measures domestic taxable investment-grade bonds. Cash is represented by the rate of return of 3-month Treasury bills.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Conservative Allocation VIP

Asset Allocation	12/31/05	12/31/04

Equity Funds	43%	42%
Fixed Income Funds	38%	56%
Cash Equivalents	19%	2%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 48. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Conservative Allocation VIP

	Shares	Value ($)

Equity Funds 43.0%
DWS Blue Chip VIP "A"	152,244	2,265,394
DWS Capital Growth VIP "A"	58,867	994,854
DWS Davis Venture Value VIP "A"	93,980	1,173,815
DWS Dreman High Return Equity VIP "A"	72,767	975,806
DWS Dreman Small Cap Value VIP "A"	70,295	1,404,494
DWS Global Opportunities VIP "A"	1,679	25,189
DWS Growth and Income VIP "A"	382,184	3,714,831
DWS International Select Equity VIP "A"	9,107	120,665
DWS International VIP "A"	100,267	1,087,894
DWS Janus Growth Opportunities VIP "A"	169,822	1,419,708
DWS Large Cap Value VIP "A"	173,652	2,745,432
DWS MFS Strategic Value VIP "A"	114,693	1,228,376
DWS Mid Cap Growth VIP "A"	25,293	286,312
DWS RREEF Real Estate Securities VIP "A"	40,655	674,055
DWS Small Cap Growth VIP "A"	68,335	921,159
DWS Templeton Foreign Value VIP "A"	68,563	783,670
Total Equity Funds (Cost $18,648,679)		19,821,654
	Shares	Value ($)

Fixed Income Funds 37.6%
DWS Core Fixed Income VIP "A"	1,323,908	15,635,352
DWS Government & Agency Securities VIP "A"	2,782	34,111
DWS High Income VIP "A"	160,437	1,320,395
DWS Strategic Income VIP "A"	28,500	327,745
Total Fixed Income Funds (Cost $17,388,324)		17,317,603

Cash Equivalents 18.2%
Cash Management QP Trust, 4.26% (a) (Cost $8,389,113)	8,389,113	8,389,113
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $44,426,116)+	98.8	45,528,370
Other Assets and Liabilities, Net	1.2	543,212
Net Assets	100.0	46,071,582

Notes to DWS Conservative Allocation VIP Portfolio of Investments

+ The cost for federal income tax purposes was $44,455,253. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $1,073,117. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,227,505 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $154,388.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $36,037,003)	$ 37,139,257
Investment in Cash Management QP Trust (cost $8,389,113)	8,389,113
Total investments in securities, at value (cost $44,426,116)	45,528,370
Interest receivable	29,302
Receivable for Portfolio shares sold	559,108
Other assets	931
Total assets	46,117,711
Liabilities
Payable for Portfolio shares redeemed	6,619
Accrued management fee	1,481
Other accrued expenses and payables	38,029
Total liabilities	46,129
Net assets, at value	$ 46,071,582
Net Assets
Net assets consist of: Undistributed net investment income	595,467
Net unrealized appreciation (depreciation) on investments	1,102,254
Accumulated net realized gain (loss)	236,149
Paid-in capital	44,137,712
Net assets, at value	$ 46,071,582
Class B Net Asset Value, offering and redemption price per share ($46,071,582 ÷ 4,149,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.10
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 566,284
Interest — Cash Management QP Trust	145,202
Total Income	711,486
Expenses: Management fee	43,018
Custodian and accounting fees	68,373
Distribution service fees (Class B)	71,696
Record keeping fees (Class B)	44,325
Auditing	21,315
Legal	13,549
Trustees' fees and expenses	511
Reports to shareholders	6,081
Offering costs	281
Other	743
Total expenses before expense reductions	269,892
Expense reductions	(54,266)
Total expenses after expense reductions	215,626
Net investment income (loss)	495,860
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	103,592
Capital gain distributions from Underlying Affiliated Portfolios	241,064
344,656
Net unrealized appreciation (depreciation) during the period on investments	667,693
Net gain (loss) on investment transactions	1,012,349
Net increase (decrease) in net assets resulting from operations	$ 1,508,209

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 495,860	$ (17,219)
Net realized gain (loss) on investment transactions	344,656	49,859
Net unrealized appreciation (depreciation) during the period on investment transactions	667,693	434,561
Net increase (decrease) in net assets resulting from operations	1,508,209	467,201
Distributions to shareholders from: Net realized gains: Class B	(50,006)	—
Portfolio share transactions: Class B Proceeds from shares sold	34,270,431	13,456,607
Reinvestment of distributions	50,006	—
Cost of shares redeemed	(3,329,092)	(301,774)
Net increase (decrease) in net assets from Class B share transactions	30,991,345	13,154,833
Increase (decrease) in net assets	32,449,548	13,622,034
Net assets at beginning of period	13,622,034	—
Net assets at end of period (including undistributed net investment income of $595,467 and $0, respectively)	$ 46,071,582	$ 13,622,034
Other Information
Class B Shares outstanding at beginning of period	1,277,644	—
Shares sold	3,174,980	1,306,747
Shares issued to shareholders in reinvestment of distributions	4,753	—
Shares redeemed	(307,586)	(29,103)
Net increase (decrease) in Class B shares	2,872,147	1,277,644
Shares outstanding at end of period	4,149,791	1,277,644

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.19	(.03)
Net realized and unrealized gain (loss) on investment transactions	.28	.69
Total from investment operations	.47	.66
Less distributions from: Net realized gains on investment transactions	(.03)	—
Net asset value, end of period	$ 11.10	$ 10.66
Total Return (%)[c,d]	4.38	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	14
Ratio of expenses before expense reductions (%)[e]	.94	2.96*
Ratio of expenses after expense reductions (%)[e]	.75	.75*
Ratio of net investment income (%)	1.73	(.67)*
Portfolio turnover rate (%)	27	18*

[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not maintained some Underlying Portfolios' expenses.

[e] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

A Treasury's guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP from 5/1/1996 to 12/31/2005
[] DWS Core Fixed Income VIP — Class A [] Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,225	$11,236	$12,830	$16,832
	Average annual total return	2.25%	3.96%	5.11%	5.54%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,243	$11,126	$13,303	$18,622
	Average annual total return	2.43%	3.62%	5.87%	6.64%
DWS Core Fixed Income VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,185	$11,108	$11,694
	Average annual total return		1.85%	3.56%	4.57%
Lehman Brothers Aggregate Bond Index	Growth of $10,000		$10,243	$11,126	$11,819
	Average annual total return		2.43%	3.62%	4.89%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begins April 30, 1996. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 995.80	$ 993.30
Expenses Paid per $1,000*	$ 3.42	$ 5.53
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.78	$ 1,019.66
Expenses Paid per $1,000*	$ 3.47	$ 5.60

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.68%	1.10%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Core Fixed Income VIP

Despite several rounds of bond market speculation to the contrary, the Federal Open Market Committee (the Fed) has remained surprisingly consistent in their tightening regimen, raising rates 25 basis points at every meeting in 2005. The Fed target rate finished the year 2.00% higher at 4.25%. The Treasury market, for its part, has been less consistent with periods of rate volatility. Still, the flattening yield curve trend continued and intensified in 2005, even ending the year slightly inverted as measured by the 2- to 10-year Treasuries (-2 basis points). Against this backdrop, the portfolio returned 2.25% (Class A shares, unadjusted for contract charges) for the year, compared with the 2.43% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Spread sector performance for the year was mixed. Credit, after outperforming treasuries every year since 2002, reversed course and underperformed by 85 basis points due largely to the meltdown in the Auto sector. Our underweight strategy in autos, therefore, benefited performance, as did our holdings in insurance and utilities. Mortgage-backed securities also underperformed comparable Treasuries. On balance, our mortgage-backed securities holdings detracted from returns, although our emphasis on more structured collateralized mortgae obligations, which are less prepayment sensitive than the pass-throughs that comprise the index, fared better as volatility increased. The other high quality sectors, asset-backed securities and collateralized mortgage-backed securities, delivered the best performance for the year, and our overweight to these sectors aided returns.

Gary W. Bartlett, CFA J. Christopher Gagnier Timothy C. Vile, CFA
Warren S. Davis, III William T. Lissenden
Thomas J. Flaherty Daniel R. Taylor, CFA

Portfolio Managers, Aberdeen Asset Management Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

A Treasury's guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yield, or coupon rate, is simply the interest paid by a bond at the time it matures (is paid back to the purchaser). A bond with a 10% coupon or interest rate yields 10% of its principal when it matures.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep" this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Collateralized Mortgage Obligations	21%	24%
Commercial and Non-Agency Mortgage Backed Securities	18%	11%
Corporate Bonds	15%	16%
US Treasury Obligations	15%	17%
US Government Agency Sponsored Pass-Throughs	9%	7%
Asset Backed	7%	8%
Foreign Bonds — US$ Denominated	5%	8%
Municipal Bonds and Notes	5%	5%
Cash Equivalents	5%	4%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04

Financials	38%	45%
Consumer Discretionary	17%	6%
Utilities	13%	18%
Telecommunication Services	9%	8%
Materials	8%	4%
Energy	7%	11%
Industrials	6%	1%
Health Care	2%	7%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/05	12/31/04

US Government and Agencies	45%	49%
AAA*	32%	26%
AA	2%	3%
A	7%	11%
BBB	12%	11%
BB	2%	—
	100%	100%

* Includes cash equivalents

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04

Under 1 year	10%	9%
1-4.99 years	34%	46%
5-9.99 years	43%	25%
10-14.99 years	4%	10%
15 years or greater	9%	10%
	100%	100%

Asset allocation, corporate and foreign bonds diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 5.4 years and 6.7 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 56. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 15.6%
Consumer Discretionary 3.5%
Auburn Hills Trust, 12.375%, 5/1/2020	161,001	239,397
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	110,000	144,122
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	490,000	535,357
D.R. Horton, Inc., 5.375%, 6/15/2012	2,091,000	2,021,265
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	892,000	883,862
Series E, 4.78%*, 10/31/2008 (a)	643,000	643,359
Harrah's Operating Co., Inc., 5.625%, 6/1/2015	1,752,000	1,721,203
Mandalay Resort Group, 6.5%, 7/31/2009 (a)	202,000	204,273
MGM MIRAGE:
6.0%, 10/1/2009	395,000	392,531
6.625%, 7/15/2015 (a)	130,000	129,675
News America, Inc., 144A, 6.4%, 12/15/2035	770,000	776,111
TCI Communications, Inc., 8.75%, 8/1/2015	848,000	1,027,517
Tele-Communications, Inc.:
9.875%, 6/15/2022	250,000	339,430
10.125%, 4/15/2022	363,000	496,615
Time Warner, Inc.:
6.625%, 5/15/2029	510,000	509,283
7.625%, 4/15/2031	1,705,000	1,898,772
		11,962,772
Energy 1.3%
Chesapeake Energy Corp.:
6.375%, 6/15/2015	362,000	362,000
6.625%, 1/15/2016	226,000	228,825
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015 (a)	517,000	492,485
7.5%, 2/1/2011	580,000	630,996
Sempra Energy, 4.621%, 5/17/2007	1,510,000	1,499,299
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	1,190,000	1,225,212
		4,438,817
Financials 5.7%
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	1,417,000	1,340,486
Series I, 4.875%, 5/15/2010	735,000	728,687
American International Group, Inc., 144A, 5.05%, 10/1/2015	970,000	951,987
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	539,000	528,591
Duke Capital LLC, 4.302%, 5/18/2006	1,204,000	1,201,135
Erac USA Finance Co.:
144A, 5.9%, 11/15/2015	330,000	335,676
144A, 8.0%, 1/15/2011	1,346,000	1,503,801
	Principal Amount ($)	Value ($)

ERP Operating LP, 6.95%, 3/2/2011	432,000	463,661
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	1,140,951
Ford Motor Credit Co.:
6.5%, 1/25/2007	1,041,000	1,007,136
6.875%, 2/1/2006	2,860,000	2,853,851
General Motors Acceptance Corp.:
6.125%, 9/15/2006 (a)	238,000	231,183
6.125%, 8/28/2007	785,000	727,677
6.15%, 4/5/2007	190,000	179,465
HSBC Bank USA:
5.625%, 8/15/2035	780,000	762,901
5.875%, 11/1/2034	100,000	100,894
HSBC Finance Corp., 5.0%, 6/30/2015	330,000	320,897
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	284,000	282,362
JPMorgan Chase XVII, 5.85%, 8/1/2035 (a)	375,000	371,026
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	827,000	817,698
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	250,215	249,296
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	790,000	797,010
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	384,000	372,468
ZFS Finance USA Trust I: 144A, 6.15%, 12/15/2065 (a)	1,000,000	1,007,268
144A, 6.45%, 12/15/2065	1,000,000	1,013,900
		19,290,007
Health Care 0.5%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,424,000	1,593,812
Industrials 0.3%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	259,064	271,449
K. Hovnanian Enterprises, Inc., 6.25%, 1/15/2015	635,000	597,603
Standard Pacific Corp., 6.5%, 8/15/2010	255,000	243,206
		1,112,258
Materials 0.6%
Georgia-Pacific Corp., 8.875%, 5/15/2031	952,000	954,380
Newmont Mining Corp., 5.875%, 4/1/2035	755,000	745,051
Weyerhaeuser Co.:
7.125%, 7/15/2023 (a)	95,000	100,438
7.375%, 3/15/2032	66,000	73,373
		1,873,242
Telecommunication Services 1.0%
Anixter International, Inc., 5.95%, 3/1/2015	306,000	276,908
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	877,000	884,898
	Principal Amount ($)	Value ($)

SBC Communications, Inc., 5.875%, 2/1/2012	1,333,000	1,370,482
Verizon Global Funding Corp., 7.75%, 12/1/2030	796,000	946,171
		3,478,459
Utilities 2.7%
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,536,925
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,655,000	1,571,677
5.0%, 2/15/2012	1,160,000	1,134,756
Entergy Louisiana, Inc., 6.3%, 9/1/2035	360,000	352,437
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,715,000	1,882,281
PSI Energy, Inc., 6.12%, 10/15/2035	830,000	848,781
TXU Energy Co., 7.0%, 3/15/2013	585,000	623,414
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,334,528
		9,284,799
Total Corporate Bonds (Cost $53,793,556)		53,034,166

Foreign Bonds — US$ Denominated 5.5%
Energy 0.2%
Petro-Canada, 5.95%, 5/15/2035	680,000	689,811
Financials 2.2%
BNP Paribas SA, 144A, 5.186%, 6/29/2049	300,000	291,040
DBS Capital Funding Corp., 144A, 7.657%, 3/15/2049	1,330,000	1,471,581
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,120,000	2,082,959
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	2,670,000	2,892,945
Resona Bank Ltd., 144A, 5.85%, 9/29/2049	816,000	812,552
		7,551,077
Industrials 1.0%
Tyco International Group SA:
6.75%, 2/15/2011	1,900,000	1,997,639
6.875%, 1/15/2029	916,000	998,387
7.0%, 6/15/2028	356,000	391,627
		3,387,653
Materials 1.1%
Alcan, Inc., 5.75%, 6/1/2035	74,000	72,051
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,295,000	1,285,552
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,915,000	2,010,424
Vale Overseas Ltd., 8.25%, 1/17/2034	295,000	339,619
		3,707,646
Sovereign Bonds 0.0%
United Mexican States, 8.375%, 1/14/2011	65,000	74,100
Telecommunication Services 1.0%
British Telecommunications PLC, 8.875%, 12/15/2030	1,065,000	1,424,908
	Principal Amount ($)	Value ($)

Telecom Italia Capital:
4.0%, 1/15/2010	440,000	419,077
4.95%, 9/30/2014	685,000	654,236
5.25%, 11/15/2013	850,000	834,083
		3,332,304
Total Foreign Bonds — US$ Denominated (Cost $18,664,154)		18,742,591

Asset Backed 7.5%
Automobile Receivables 0.9%
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	617,100	611,476
"A4", Series 2002-2, 4.3%, 3/15/2010	784,011	781,715
"B", Series 2002-2, 4.67%, 3/15/2010	486,668	480,205
"B", Series 2002-1, 5.37%, 1/15/2010	438,264	437,098
Onyx Acceptance Owner Trust, "A3", Series 2003-D, 2.4%, 12/15/2007	604,024	602,429
		2,912,923
Home Equity Loans 6.6%
Aegis Asset Backed Securities Trust:
"N1", Series 2005-5N, 144A, 4.5%, 12/25/2023	1,407,099	1,395,666
"N1", Series 2005-3N, 144A, 4.75%, 8/25/2035	915,743	910,889
Countrywide Asset-Backed Certificates:
"AF2", Series 2005-7, 4.367%, 11/25/2035	2,340,000	2,303,891
"N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	159,196	158,405
Credit-Based Asset Servicing and Securities, "A3", Series 2004-CB4, 4.632%, 5/25/2035	1,512,718	1,505,617
Encore Credit Receivables NIM Trust, "NOTE", Series 2005-4, 144A, 4.5%, 1/25/2036	1,362,184	1,336,643
JPMorgan Mortgage Acquisition Corp., "A2F1", Series 2005-FRE1, 5.375%, 10/25/2035	1,562,870	1,561,458
Master Asset Backed Securities Trust, "A1B", Series 2005-AB1, 5.143%, 11/25/2035	2,277,609	2,272,597
Merrill Lynch Mortgage Investors, Inc., "A1A", Series 2005-NCB, 5.451%, 7/25/2036	1,531,429	1,530,737
Novastar NIM Trust, "NOTE", Series 2005-N1, 144A, 4.777%, 10/26/2035	876,383	873,553
Park Place Securities NIM Trust, "A", Series 2005-WCW1, 144A, 4.25%, 9/25/2035	1,106,127	1,100,596
Renaissance Home Equity Loan Trust, "AF6", Series 2005-2, 4.781%, 8/25/2035	835,000	800,874
Renaissance NIM Trust, "A", Series 2004-A, 144A, 4.45%, 6/25/2034	8,670	8,654
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,215,405	1,220,986
	Principal Amount ($)	Value ($)

Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	2,520,847	2,519,271
Terwin Mortgage Trust, "AF2", Series 2005-14HE, 4.85%, 8/25/2036	3,094,000	3,064,027
		22,563,864
Total Asset Backed (Cost $25,694,021)		25,476,787

	Shares	Value ($)

Preferred Stocks 0.2%
Farm Credit Bank of Texas, Series 1	325,000	356,457
Axis Capital Holdings Ltd., Series B, 7.5%	3,300	343,406
Total Preferred Stocks (Cost $682,657)		699,863

	Principal Amount ($)	Value ($)

US Government Agency Sponsored Pass-Throughs 9.4%
Federal Home Loan Mortgage Corp.:
4.0%, 5/1/2019	2,274,382	2,174,167
5.0%, 3/1/2034 (f)	3,080,000	2,980,861
6.0%, with various maturities from 12/1/2025 until 12/1/2034	3,103,891	3,145,732
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 10/1/2033 (f)	4,327,077	4,112,537
5.0%, with various maturities from 4/1/2025 until 2/1/2034 (f)	3,663,531	3,578,072
5.5%, with various maturities from 7/1/2024 until 1/1/2025 (f)	5,440,642	5,433,420
6.31%, 6/1/2008	1,500,000	1,530,207
6.5%, with various maturities from 3/1/2017 until 11/1/2035	3,491,126	3,582,023
7.0%, with various maturities from 11/1/2035 until 12/1/2035	4,052,464	4,228,071
7.13%, 1/1/2012	1,105,835	1,118,176
8.0%, 9/1/2015	48,515	51,809
Total US Government Agency Sponsored Pass-Throughs (Cost $32,300,935)		31,935,075

Commercial and Non-Agency Mortgage-Backed Securities 18.0%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.437%*, 1/25/2036	1,265,000	1,256,708
Banc of America Commercial Mortgage, Inc., "AJ", Series 2005-1, 5.0%*, 11/10/2042	2,270,000	2,263,117
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%*, 8/25/2035	1,185,000	1,150,841
Citicorp Mortgage Securities, Inc.:
"A4", Series 2003-3, 5.5%, 3/25/2033	752,479	751,619
	Principal Amount ($)	Value ($)

"1A1", Series 2004-8, 5.5%, 10/25/2034	1,326,269	1,325,064
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2004-NCM-1, 6.5%, 7/25/2034	1,123,899	1,149,187
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,433,796	1,476,362
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	1,132,397	1,128,672
"A2", Series 2003-21T1, 5.25%, 12/25/2033	1,636,441	1,631,688
"A6", Series 2004-14T2, 5.5%, 8/25/2034	1,667,677	1,665,983
"7A1", Series 2004-J2, 6.0%, 12/25/2033	447,182	446,483
"1A1", Series 2004-J1, 6.0%, 2/25/2034	311,108	311,836
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C1, 7.38%, 4/18/2029	1,031,239	1,047,701
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	451,643	461,647
Greenwich Capital Commercial Funding Corp.:
"AJ", Series 2005-GG3, 4.859%, 8/10/2042	845,000	818,956
"B", Series 2005-GG3, 4.894%, 8/10/2042	1,410,000	1,364,817
"AM", Series 2005-GG5, 5.277%, 4/10/2037	1,680,000	1,688,895
GS Mortgage Securities Corp. II, "C", Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,313,896
JP Morgan Mortgage Trust, "2A1", Series 2005-A8, 4.969%, 11/25/2035	1,482,924	1,471,840
LB-UBS Commercial Mortgage Trust, "AJ", Series 2005-C3, 4.843%, 7/15/2040	3,095,000	2,986,402
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	703,659	704,918
"3A1", Series 2004-5, 6.5%, 6/25/2034	61,023	62,091
"5A1", Series 2005-2, 6.5%, 12/25/2034	306,680	309,196
"8A1", Series 2004-3, 7.0%, 4/25/2034	199,743	201,452
Master Asset Securitization Trust:
"8A1", Series 2003-6, 5.5%, 7/25/2033	782,165	768,966
"2A7", Series 2003-9, 5.5%, 10/25/2033	1,313,800	1,299,812
Merrill Lynch Mortgage Trust:
"AM", Series 2005-MCP1, 4.805%, 6/12/2043	1,715,000	1,662,696
"D" Series 2005-CKI1, 5.245%, 11/12/2037	360,000	355,466
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	1,016,699	1,010,028
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	85,440	85,188
	Principal Amount ($)	Value ($)

Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,485,000	1,475,266
"1A1", Series 2005-18, 5.725%*, 9/25/2035	1,493,367	1,495,555
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	876,118	844,906
Wachovia Bank Commercial Mortgage Trust, "AJ", Series 2005-C20, 5.124%*, 7/15/2042	3,135,000	3,111,120
Washington Mutual:
"A6", Series 2004-AR4, 3.804%*, 6/25/2034	1,695,000	1,628,600
"A6", Series 2003-AR11, 3.985%, 10/25/2033	1,540,000	1,495,446
"A7, Series 2004-AR9, 4.181%*, 8/25/2034	1,393,000	1,364,374
"2A1", Series 2002-S8, 4.5%, 1/25/2018	433,365	430,769
"1A6", Series 2005-AR12, 4.844%*, 10/25/2035	3,125,000	3,074,809
"1A1", Series 2005-AR14, 5.082%*, 12/25/2035	1,542,410	1,532,792
"1A3", Series 2005-AR16, 5.132%, 12/25/2035	1,660,000	1,638,587
"4A", Series 2004-CB2, 6.5%, 8/25/2034	220,535	225,497
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.5%*, 6/25/2035	385,000	370,559
"A6", Series 2004-N, 4.0%, 8/25/2034	2,350,000	2,273,913
"2A14", Series 2005-AR10, 4.11%*, 6/25/2035	2,350,000	2,284,189
"2A15", Series 2005-AR10, 4.11%*, 6/25/2035	3,155,000	3,066,646
"1A6", Series 2003-1, 4.5%, 2/25/2018	302,247	300,590
"4A2", Series 2005-AR16, 4.993%, 10/25/2035	2,385,000	2,352,962
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $62,070,164)		61,138,107

Collateralized Mortgage Obligations 20.9%
Fannie Mae Whole Loan:
"2A3", Series 2003-W3, 4.16%, 6/25/2042	605,409	601,847
"1A3", Series 2003-W18, 4.732%, 8/25/2043	330,528	329,550
"A2", Series 2004-W4, 5.0%, 6/25/2034	2,115,000	2,107,274
"1A1", Series 2004-W15, 6.0%, 8/25/2044	1,649,045	1,666,488
Federal Home Loan Mortgage Corp.:
"XG", Series 2737, 4.0%, 11/15/2022	1,050,000	1,030,410
"NB", Series 2750, 4.0%, 12/15/2022	2,839,000	2,783,549
"KB", Series 2552, 4.25%, 6/15/2027	1,220,640	1,211,237
"LC", Series 2682, 4.5%, 7/15/2032	805,000	761,759
"PE", Series 2727, 4.5%, 7/15/2032	2,395,000	2,259,214
	Principal Amount ($)	Value ($)

"NP", Series 2802, 4.5%, 1/15/2033	1,770,000	1,664,287
"HG", Series 2543, 4.75%, 9/15/2028	988,294	983,812
"OL", Series 2840, 5.0%, 11/15/2022	2,335,000	2,329,242
"PE", Series 2721, 5.0%, 1/15/2023	135,000	129,562
"PQ", Series 2844, 5.0%, 5/15/2023	1,616,000	1,616,794
"BU", Series 2911, 5.0%, 9/15/2023	2,403,000	2,394,410
"EW", Series 2545, 5.0%, 3/15/2029	1,442,593	1,438,683
"BG", Series 2640, 5.0%, 2/15/2032	2,060,000	2,006,590
"PD", Series 2844, 5.0%, 12/15/2032	2,765,000	2,664,769
"EG", Series 2836, 5.0%, 12/15/2032	2,770,000	2,669,166
"PD", Series 2783, 5.0%, 1/15/2033	1,283,000	1,239,752
"TE", Series 2780, 5.0%, 1/15/2033	1,785,000	1,724,486
"NE", Series 2802, 5.0%, 2/15/2033	2,640,000	2,550,366
"OE", Series 2840, 5.0%, 2/15/2033	2,780,000	2,676,838
"PD", Series 2890, 5.0%, 3/15/2033	1,485,000	1,428,619
"OG", Series 2889, 5.0%, 5/15/2033	1,770,000	1,708,492
"PE", Series 2898, 5.0%, 5/15/2033	860,000	827,248
"XD", Series 2941, 5.0%, 5/15/2033	1,055,000	1,013,764
"PE", Series 2864, 5.0%, 6/15/2033	2,275,000	2,199,016
"UE", Series 2911, 5.0%, 6/15/2033	3,055,000	2,936,762
"BG", Series 2869, 5.0%, 7/15/2033	335,000	322,429
"KD", Series 2915, 5.0%, 9/15/2033	1,341,000	1,289,735
"NE", Series 2921, 5.0%, 9/15/2033	2,275,000	2,187,600
"QE", Series 2991, 5.0%, 8/15/2034	2,530,000	2,429,416
"PE", Series 2378, 5.5%, 11/15/2016	1,765,000	1,790,398
"CH", Series 2390, 5.5%, 12/15/2016	440,000	444,561
"PE", Series 2512, 5.5%, 2/15/2022	45,000	45,813
"YA", Series 2841, 5.5%, 7/15/2027	2,405,715	2,420,404
"BD", Series 2453, 6.0%, 5/15/2017	872,475	894,037
"Z", Series 2173, 6.5%, 7/15/2029	288,809	298,690
Federal National Mortgage Association:
"WB", Series 2003-106, 4.5%, 10/25/2015	1,735,000	1,719,908
"NE", Series 2004-52, 4.5%, 7/25/2033	1,282,000	1,202,326
"PE", Series 2005-44, 5.0%, 7/25/2033	650,000	623,612
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	417,400
	Principal Amount ($)	Value ($)

"HE", Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,478,004
"ND", Series 3036, 5.0%, 5/15/2034	1,645,000	1,579,680
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	507,766
"QC", Series 2002-11, 5.5%, 3/25/2017	640,000	649,342
"MC", Series 2002-56, 5.5%, 9/25/2017	713,781	721,257
"VD", Series 2002-56, 6.0%, 4/25/2020	103,039	103,451
"PM", Series 2001-60, 6.0%, 3/25/2030	89,844	89,940
"A2", Series 1998-M6, 6.32%, 8/15/2008	755,090	774,990
"HM", Series 2002-36, 6.5%, 12/25/2029	35,829	35,875
Total Collateralized Mortgage Obligations (Cost $72,271,041)		70,980,620

Municipal Bonds and Notes 4.9%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (b)	1,530,000	1,662,299
California, Statewide Communities Development Authority Revenue, Series A-1, 4.0%, 11/15/2006 (b)	1,515,000	1,503,092
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (b)	1,410,000	1,509,067
Jersey City, NJ, Municipal Utilities Authority, Water Revenue, 4.55%, 5/15/2012 (b)	1,000,000	978,790
Jicarilla, NM, Sales & Tax Special Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	948,733
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, 5.83%, 12/1/2017 (b)	2,500,000	2,612,050
New York, General Obligation, Environmental Facilities Corp., 4.95%, 1/1/2013 (b)	1,500,000	1,502,190
	Principal Amount ($)	Value ($)

Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012 (b)	1,430,000	1,443,084
Oregon, School Boards Association, Pension Deferred Interest, Series A, Zero Coupon, 6/30/2017 (b)	3,830,000	2,140,242
Portland, OR, River District, Urban Renewal & Redevelopment, Series B, 3.35%, 6/15/2010 (b)	1,550,000	1,462,208
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011 (b)	1,040,000	1,010,173
Total Municipal Bonds and Notes (Cost $16,539,393)		16,771,928

US Treasury Obligations 14.8%
US Treasury Bond, 6.0%, 2/15/2026 (a)	8,624,000	10,169,585
US Treasury Notes:
3.375%, 2/15/2008 (a)	9,543,000	9,346,548
4.75%, 5/15/2014 (a)	8,400,000	8,604,422
5.0%, 8/15/2011 (a)	21,442,000	22,131,317
Total US Treasury Obligations (Cost $50,678,932)		50,251,872

	Shares	Value ($)

Securities Lending Collateral 16.1%
Daily Assets Fund Institutional, 4.28%(c) (d) (Cost $54,947,630)	54,947,630	54,947,630

Cash Equivalents 4.7%
Cash Management QP Trust, 4.26%(e) (Cost $16,123,788)	16,123,788	16,123,788
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $403,766,271)+	117.6	400,102,427
Other Assets and Liabilities, Net	(17.6)	(59,835,567)
Net Assets	100.0	340,266,860

Notes to DWS Core Fixed Income VIP Portfolio of Investments

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

+ The cost for federal income tax purposes was $403,930,558. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $3,828,131. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,441,908 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,270,039.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $53,856,661 which is 15.8% of net assets.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	1.1%
Financial Guaranty Insurance Co.	1.6%
Financial Security Assurance Inc.	1.0%
MBIA Corp.	0.2%

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $332,694,853) — including $53,856,661 of securities loaned	$ 329,031,009
Investment in Daily Assets Fund Institutional (cost $54,947,630)*	54,947,630
Investment in Cash Management QP Trust (cost $16,123,788)	16,123,788
Total investments in securities, at value (cost $403,766,271)	400,102,427
Cash	290,090
Interest receivable	2,770,029
Receivable for Portfolio shares sold	303,562
Other assets	10,098
Total assets	403,476,206
Liabilities
Payable for investments purchased	4,278,129
Payable upon return of securities loaned	54,947,630
Payable for investments purchased — mortgage dollar rolls	3,622,889
Deferred mortgage dollar roll income	903
Accrued management fee	167,653
Payable for Portfolio shares redeemed	41,002
Other accrued expenses and payables	151,140
Total liabilities	63,209,346
Net assets, at value	$ 340,266,860
Net Assets
Net assets consist of: Undistributed net investment income	11,525,027
Net unrealized appreciation (depreciation) on investments	(3,663,844)
Accumulated net realized gain (loss)	(402,744)
Paid-in capital	332,808,421
Net assets, at value	$ 340,266,860
Class A Net Asset Value, offering and redemption price per share ($251,626,427 ÷ 21,303,867 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.81
Class B Net Asset Value, offering and redemption price per share ($88,640,433 ÷ 7,523,292 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.78

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Interest	$ 14,029,550
Mortgage dollar roll income	46,816
Interest — Cash Management QP Trust	357,029
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	92,963
Total Income	14,526,358
Expenses: Management fee	1,883,098
Custodian fees	21,344
Distribution service fees (Class B)	220,712
Record keeping fees (Class B)	131,719
Auditing	44,824
Legal	13,813
Trustees' fees and expenses	16,581
Reports to shareholders	70,805
Other	49,371
Total expenses before expense reductions	2,452,267
Expense reductions	(5,905)
Total expenses after expense reductions	2,446,362
Net investment income	12,079,996
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(353,676)
Net unrealized appreciation (depreciation) during the period on investments	(5,057,842)
Net gain (loss) on investment transactions	(5,411,518)
Net increase (decrease) in net assets resulting from operations	$ 6,668,478

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 12,079,996	$ 9,852,018
Net realized gain (loss) on investment transactions	(353,676)	2,613,421
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,057,842)	(740,835)
Net increase (decrease) in net assets resulting from operations	6,668,478	11,724,604
Distributions to shareholders from: Net investment income: Class A	(7,365,945)	(6,899,791)
Class B	(2,666,763)	(1,766,032)
Net realized gains: Class A	(1,950,232)	(3,369,665)
Class B	(794,464)	(976,642)
Portfolio share transactions: Class A Proceeds from shares sold	81,598,580	43,408,606
Reinvestment of distributions	9,316,177	10,269,456
Cost of shares redeemed	(45,087,748)	(42,555,105)
Net increase (decrease) in net assets from Class A share transactions	45,827,009	11,122,957
Class B Proceeds from shares sold	9,590,439	46,084,279
Reinvestment of distributions	3,461,227	2,742,674
Cost of shares redeemed	(10,890,122)	(6,180,393)
Net increase (decrease) in net assets from Class B share transactions	2,161,544	42,646,560
Increase (decrease) in net assets	41,879,627	52,481,991
Net assets at beginning of period	298,387,233	245,905,242
Net assets at end of period (including undistributed net investment income of $11,525,027 and $9,524,556, respectively)	$ 340,266,860	$ 298,387,233
Other Information
Class A Shares outstanding at beginning of period	17,397,738	16,493,825
Shares sold	6,905,327	3,610,180
Shares issued to shareholders in reinvestment of distributions	808,696	865,161
Shares redeemed	(3,807,894)	(3,571,428)
Net increase (decrease) in Class A shares	3,906,129	903,913
Shares outstanding at end of period	21,303,867	17,397,738
Class B Shares outstanding at beginning of period	7,335,272	3,731,351
Shares sold	808,980	3,887,722
Shares issued to shareholders in reinvestment of distributions	300,193	230,865
Shares redeemed	(921,153)	(514,666)
Net increase (decrease) in Class B shares	188,020	3,603,921
Shares outstanding at end of period	7,523,292	7,335,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.07	$ 12.16	$ 11.98	$ 11.48	$ 11.45
Income (loss) from investment operations: Net investment income[b]	.47	.50	.45	.53	.62
Net realized and unrealized gain (loss) on investment transactions	(.21)	.05	.14	.37	.01
Total from investment operations	.26	.55	.59	.90	.63
Less distributions from: Net investment income	(.41)	(.43)	(.41)	(.40)	(.60)
Net realized gain on investment transactions	(.11)	(.21)	—	—	—
Total distributions	(.52)	(.64)	(.41)	(.40)	(.60)
Net asset value, end of period	$ 11.81	$ 12.07	$ 12.16	$ 11.98	$ 11.48
Total Return (%)	2.25	4.53	5.13	8.01	5.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	210	201	216	134
Ratio of expenses (%)	.67	.66	.66	.65	.64
Ratio of net investment income (%)	3.96	4.18	3.75	4.57	5.46
Portfolio turnover rate (%)	164[c]	185[c]	229[c]	267	176

[a] As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

c The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.04	$ 12.13	$ 11.96	$ 11.36
Income (loss) from investment operations: Net investment income[b]	.42	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	(.21)	.05	.15	.33
Total from investment operations	.21	.50	.55	.60
Less distributions from: Net investment income	(.36)	(.38)	(.38)	—
Net realized gain on investment transactions	(.11)	(.21)	—	—
Total distributions	(.47)	(.59)	(.38)	—
Net asset value, end of period	$ 11.78	$ 12.04	$ 12.13	$ 11.96
Total Return (%)	1.85	4.10	4.76	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89	88	45	2
Ratio of expenses (%)	1.07	1.03	1.05	.92*
Ratio of net investment income (%)	3.56	3.81	3.36	4.69*
Portfolio turnover rate (%)	164[c]	185[c]	229[c]	267

[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Davis Venture Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Davis Venture Value VIP from 5/1/2001 to 12/31/2005
[] DWS Davis Venture Value VIP — Class A [] Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Davis Venture Value VIP		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,964	$15,919	$12,735
	Average annual total return	9.64%	16.76%	5.32%
Russell 1000 Value Index	Growth of $10,000	$10,705	$16,216	$13,095
	Average annual total return	7.05%	17.49%	5.95%
DWS Davis Venture Value VIP		1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$10,923	$15,750	$14,752
	Average annual total return	9.23%	16.35%	11.75%
Russell 1000 Value Index	Growth of $10,000	$10,705	$16,216	$14,386
	Average annual total return	7.05%	17.49%	10.95%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Davis Venture Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,082.30	$ 1,080.60
Expenses Paid per $1,000*	$ 4.88	$ 6.87
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.52	$ 1,018.60
Expenses Paid per $1,000*	$ 4.74	$ 6.67

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Davis Venture Value VIP	.93%	1.31%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Davis Venture Value VIP

DWS Davis Venture Value VIP returned 9.64% (Class A shares, unadjusted for contract charges) for the year ended December 31, 2005, compared with 7.05% for the Portfolio's benchmark, the Russell 1000 Value Index.

Energy companies were the most important contributors to the Portfolio's performance over the year. All of the Portfolio's energy company holdings performed well, with EOG Resources, Inc., Devon Energy Corp. and ConocoPhillips all among the top five contributors.

Insurance companies — the Portfolio's largest industry group holdings — were the second most important contributors to the Portfolio's performance. Progressive Corp. was among the Portfolio's top five contributors to performance.

Other positive contributions to the Portfolio's performance were the Portfolio's significant investments in both diversified financial companies and consumer staple companies. Altria Group, Inc., a tobacco company, ranked among the Portfolio's top five contributors to performance. Avon Products, Inc. (initially purchased in June 2005), a consumer staples company, ranked among the top five detractors from performance.

Detracting from the Portfolio's performance were holdings in both the consumer discretionary sector and the industrial sector. Comcast Corp. Special "A", a consumer discretionary company, and Tyco International Ltd., an industrial company, were among the top five detractors from performance.

The Portfolio had approximately 9% of its portfolio invested in foreign companies at December 31, 2005 — but those foreign holdings underperformed the Portfolio's secondary benchmark (the S&P 500 Index) over the year.

Christopher C. Davis
Kenneth Charles Feinberg

Co-Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the dame underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Portfolio Summary

DWS Davis Venture Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	99%	94%
Cash Equivalents	1%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	45%	50%
Consumer Staples	15%	12%
Energy	11%	9%
Industrials	8%	9%
Consumer Discretionary	8%	7%
Health Care	4%	4%
Materials	4%	5%
Information Technology	4%	3%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 72. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Davis Venture Value VIP

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 7.7%
Automobiles 1.4%
Harley-Davidson, Inc. (a)	103,100	5,308,619
Diversified Consumer Services 1.5%
H&R Block, Inc.	232,000	5,695,600
Household Durables 0.2%
Hunter Douglas NV	11,263	613,109
Internet & Catalog Retail 0.4%
Expedia, Inc.* (a)	33,899	812,220
IAC/InterActiveCorp.* (a)	33,899	959,681
		1,771,901
Media 4.2%
Comcast Corp. Special "A"*	383,200	9,844,408
Gannett Co., Inc.	19,600	1,187,172
Lagardere S.C.A.	54,700	4,209,356
WPP Group PLC ADR (a)	18,200	982,800
		16,223,736
Consumer Staples 14.9%
Beverages 2.0%
Diageo PLC (ADR) (a)	83,300	4,856,390
Heineken Holding NV	98,200	2,885,548
		7,741,938
Food & Staples Retailing 6.1%
Costco Wholesale Corp.	329,300	16,290,471
Wal-Mart Stores, Inc.	157,300	7,361,640
		23,652,111
Food Products 0.8%
The Hershey Co.	52,800	2,917,200
Personal Products 0.8%
Avon Products, Inc.	109,800	3,134,790
Tobacco 5.2%
Altria Group, Inc.	270,600	20,219,232
Energy 10.5%
Energy Equipment & Services 1.0%
Transocean, Inc.*	53,600	3,735,384
Oil, Gas & Consumable Fuels 9.5%
ConocoPhillips	170,720	9,932,490
Devon Energy Corp.	150,600	9,418,524
EOG Resources, Inc.	128,600	9,435,382
Occidental Petroleum Corp.	102,800	8,211,664
		36,998,060
Financials 44.7%
Banks 10.6%
Commerce Bancorp, Inc. (a)	53,100	1,827,171
Fifth Third Bancorp.	74,900	2,825,228
Golden West Financial Corp.	190,400	12,566,400
HSBC Holdings PLC	743,041	11,927,499
Lloyds TSB Group PLC (ADR) (a)	75,900	2,565,420
Wells Fargo & Co.	149,600	9,399,368
		41,111,086
	Shares	Value ($)

Capital Markets 1.9%
Ameriprise Financial, Inc.	97,120	3,981,920
Morgan Stanley	43,500	2,468,190
State Street Corp.	13,400	742,896
		7,193,006
Consumer Finance 4.9%
American Express Co.	366,600	18,865,236
Diversified Financial Services 7.8%
Citigroup, Inc.	190,400	9,240,112
JPMorgan Chase & Co.	384,384	15,256,201
Moody's Corp.	96,400	5,920,888
		30,417,201
Insurance 17.8%
American International Group, Inc.	280,400	19,131,692
Aon Corp.	98,800	3,551,860
Berkshire Hathaway, Inc. "B"*	5,005	14,692,178
Chubb Corp.	11,700	1,142,505
Loews Corp.	89,100	8,451,135
Markel Corp.* (a)	900	285,345
Marsh & McLennan Companies, Inc.	93,300	2,963,208
Principal Financial Group, Inc.	26,800	1,271,124
Progressive Corp.	104,000	12,145,120
Sun Life Financial, Inc.	16,200	650,106
Transatlantic Holdings, Inc. (a)	72,237	4,854,326
		69,138,599
Real Estate 1.7%
CenterPoint Properties Trust (REIT)	131,600	6,511,568
Health Care 4.4%
Health Care Providers & Services
Cardinal Health, Inc.	68,500	4,709,375
Caremark Rx, Inc.*	91,800	4,754,322
HCA, Inc.	149,400	7,544,700
		17,008,397
Industrials 8.2%
Air Freight & Logistics 0.6%
United Parcel Service, Inc. "B"	30,200	2,269,530
Commercial Services & Supplies 3.0%
China Merchants Holdings International Co., Ltd	648,000	1,404,036
Cosco Pacific Ltd.	554,000	1,007,448
D&B Corp.*	49,900	3,341,304
Iron Mountain, Inc.* (a)	144,700	6,109,234
		11,862,022
Industrial Conglomerates 4.4%
Tyco International Ltd.	588,262	16,977,241
Road & Rail 0.2%
Kuehne & Nagel International AG (Registered)	2,764	779,317
Information Technology 3.8%
Communications Equipment 0.3%
Nokia Oyj (ADR)	53,600	980,880
	Shares	Value ($)

Computers & Peripherals 2.2%
Dell, Inc.*	118,100	3,541,819
Hewlett-Packard Co.	82,700	2,367,701
Lexmark International, Inc. "A"* (a)	60,200	2,698,766
		8,608,286
Software 1.3%
Microsoft Corp.	192,500	5,033,875
Materials 3.9%
Construction Materials 1.6%
Martin Marietta Materials, Inc.	42,500	3,260,600
Vulcan Materials Co.	44,400	3,008,100
		6,268,700
Containers & Packaging 2.3%
Sealed Air Corp.* (a)	159,600	8,964,732
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.7%
NTL, Inc.* (a)	13,200	898,656
Telewest Global, Inc.* (a)	66,900	1,593,558
		2,492,214
	Shares	Value ($)

Wireless Telecommunication Services 0.3%
SK Telecom Co., Ltd. (ADR) (a)	62,200	1,262,038
Total Common Stocks (Cost $288,225,236)		383,755,608

Securities Lending Collateral 4.6%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $17,878,804)	17,878,804	17,878,804

Cash Equivalents 0.8%
Cash Management QP Trust, 4.26% (d) (Cost $3,223,464)	3,223,464	3,223,464
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $309,327,504)+	104.5	404,857,876
Other Assets and Liabilities, Net	(4.5)	(17,415,132)
Net Assets	100.0	387,442,744

Notes to DWS Davis Venture Value VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $309,718,350. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $95,139,526. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $101,184,936 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,045,410.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $17,442,457 which is 4.5% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $288,225,236) — including $17,442,457 of securities loaned	$ 383,755,608
Investment in Daily Assets Fund Institutional (cost $17,878,804)*	17,878,804
Investment in Cash Management QP Trust (cost $3,223,464)	3,223,464
Total investments in securities, at value (cost $309,327,504)	404,857,876
Cash	10,000
Foreign currency, at value (cost $520,407)	509,372
Receivable for investments sold	49,630
Dividends receivable	591,897
Interest receivable	18,116
Foreign taxes recoverable	4,555
Other assets	10,045
Total assets	406,051,491
Liabilities
Payable for Portfolio shares redeemed	402,894
Payable upon return of securities loaned	17,878,804
Accrued management fee	219,047
Other accrued expenses and payables	108,002
Total liabilities	18,608,747
Net assets, at value	$ 387,442,744
Net Assets
Net assets consist of: Undistributed net investment income	2,254,802
Net unrealized appreciation (depreciation) on: Investments	95,530,372
Foreign currency related transactions	(11,544)
Accumulated net realized gain (loss)	(6,442,086)
Paid-in capital	296,111,200
Net assets, at value	$ 387,442,744
Class A Net Asset Value, offering and redemption price per share ($309,354,882 ÷ 24,763,248 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.49
Class B Net Asset Value, offering and redemption price per share ($78,087,862 ÷ 6,263,092 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.47

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $129,826)	$ 5,899,111
Interest — Cash Management QP Trust	251,330
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	38,041
Total Income	6,188,482
Expenses: Management fee	3,353,292
Custodian and accounting fees	116,627
Distribution service fees (Class B)	177,310
Record keeping fees (Class B)	97,746
Auditing	46,948
Legal	15,169
Trustees' fees and expenses	15,117
Reports to shareholders	56,009
Other	24,117
Total expenses before expense reductions	3,902,335
Expense reductions	(199,632)
Total expenses after expense reductions	3,702,703
Net investment income (loss)	2,485,779
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,835,229
Foreign currency related transactions	(14,089)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
1,821,140
Net unrealized appreciation (depreciation) during the period on: Investments	29,230,931
Foreign currency related transactions	(22,344)
29,208,587
Net gain (loss) on investment transactions	31,029,727
Net increase (decrease) in net assets resulting from operations	$ 33,515,506

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 2,485,779	$ 1,954,893
Net realized gain (loss) on investment transactions	1,821,140	(1,157,982)
Net unrealized appreciation (depreciation) during the period on investment transactions	29,208,587	32,686,703
Net increase (decrease) in net assets resulting from operations	33,515,506	33,483,614
Distributions to shareholders from: Net investment income: Class A	(2,091,774)	(1,002,743)
Class B	(260,311)	(15,708)
Portfolio share transactions: Class A Proceeds from shares sold	36,365,583	39,970,621
Reinvestment of distributions	2,091,774	1,002,743
Cost of shares redeemed	(22,500,564)	(19,163,185)
Net increase (decrease) in net assets from Class A share transactions	15,956,793	21,810,179
Class B Proceeds from shares sold	11,711,444	32,936,634
Reinvestment of distributions	260,311	15,708
Cost of shares redeemed	(6,187,073)	(2,151,840)
Net increase (decrease) in net assets from Class B share transactions	5,784,682	30,800,502
Increase (decrease) in net assets	52,904,896	85,075,844
Net assets at beginning of period	334,537,848	249,462,004
Net assets at end of period (including undistributed net investment lncome of $2,254,802 and $1,834,272, respectively)	$ 387,442,744	$ 334,537,848
Other Information
Class A Shares outstanding at beginning of period	23,386,408	21,351,155
Shares sold	3,107,848	3,746,952
Shares issued to shareholders in reinvestment of distributions	184,135	93,978
Shares redeemed	(1,915,143)	(1,805,677)
Net increase (decrease) in Class A shares	1,376,840	2,035,253
Shares outstanding at end of period	24,763,248	23,386,408
Class B Shares outstanding at beginning of period	5,765,180	2,848,268
Shares sold	1,002,803	3,116,302
Shares issued to shareholders in reinvestment of distributions	22,895	1,471
Shares redeemed	(527,786)	(200,861)
Net increase (decrease) in Class B shares	497,912	2,916,912
Shares outstanding at end of period	6,263,092	5,765,180

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 10.31	$ 7.99	$ 9.50	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	1.01	1.14	2.31	(1.55)	(.53)
Total from investment operations	1.10	1.22	2.37	(1.50)	(.50)
Less distributions from: Net investment income	(.09)	(.05)	(.05)	(.01)	—
Net asset value, end of period	$ 12.49	$ 11.48	$ 10.31	$ 7.99	$ 9.50
Total Return (%)	9.64[c]	11.83	29.84	(15.79)	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	268	220	160	109
Ratio of expenses before expense reductions (%)	1.02	1.05	1.01	1.02	1.09*
Ratio of expenses after expense reductions (%)	.96	1.05	1.01	1.02	1.09*
Ratio of net investment income (%)	.78	.74	.62	.62	.48*
Portfolio turnover rate (%)	8	3	7	22	15*

[a] For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Reimbursement of $621 due to disposal of investments in violation of restrictions had no effect on total return.

* Annualized

** Not annualized

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 10.29	$ 7.98	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.04	.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.01	1.13	2.32	(.58)
Total from investment operations	1.05	1.17	2.34	(.54)
Less distributions from: Net investment income	(.04)	.00***	(.03)	—
Net asset value, end of period	$ 12.47	$ 11.46	$ 10.29	$ 7.98
Total Return (%)	9.23[c]	11.42	29.42	(6.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	66	29.8
Ratio of expenses before expense reductions (%)	1.41	1.44	1.40	1.27*
Ratio of expenses after expense reductions (%)	1.34	1.44	1.40	1.27*
Ratio of net investment income (%)	.40	.36	.23	1.06*
Portfolio turnover rate (%)	8	3	7	22

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Reimbursement of $621 due to disposal of investments in violation of restrictions had no effect on total return.

* Annualized

** Not annualized

*** Amount is less than $.005.

Performance Summary December 31, 2005

DWS Dreman Financial Services VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Dreman Financial Services VIP from 5/4/1998 to 12/31/2005
[] DWS Dreman Financial Services VIP — Class A [] S&P 500 Index [] S&P Financial Index

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman Financial Services VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$9,993	$14,341	$12,483	$14,725
	Average annual total return	-.07%	12.77%	4.54%	5.18%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$12,629
	Average annual total return	4.91%	14.39%	.54%	3.09%
S&P Financial Index	Growth of $10,000	$10,647	$15,471	$12,024	$15,354
	Average annual total return	6.47%	15.66%	3.76%	5.75%
DWS Dreman Financial Services VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$9,954	$14,176	$13,116
	Average annual total return		-.46%	12.34%	8.06%
S&P 500 Index	Growth of $10,000		$10,491	$14,970	$13,428
	Average annual total return		4.91%	14.39%	8.79%
S&P Financial Index	Growth of $10,000		$10,647	$15,471	$13,792
	Average annual total return		6.47%	15.66%	9.62%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman Financial Services VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,047.10	$ 1,044.80
Expenses Paid per $1,000*	$ 4.70	$ 6.85
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.62	$ 1,018.50
Expenses Paid per $1,000*	$ 4.63	$ 6.77

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Financial Services VIP	.91%	1.33%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Dreman Financial Services VIP

The equity market, as measured by the S&P 500 Index, had a return of 4.91% for 2005. Eight of the 10 industry sectors within the S&P 500 had positive returns for the year. Within the index, energy was the strongest sector, returning 31.35%; the financials sector, as represented by the S&P Financial Index, had a return of 6.47%. DWS Dreman Financial Services VIP finished the year almost exactly where it began, with a return of -0.07% (Class A shares, unadjusted for contract charges).

The Portfolio's performance was disappointing mainly because of negative events specific to two of the largest holdings, Freddie Mac and Fannie Mae. These two companies, which are government-sponsored enterprises that operate mainly in the residential mortgage business, have been the subject of negative publicity because accounting irregularities have required them to restate earnings. We believe that their growth models are still credible, and we continue to hold significant positions in the stocks.

Another large holding, American International Group, Inc., hurt performance early in the year because of an accounting scandal, but it has since recovered, confirming our thesis that this leading international insurance and financial services firm has good prospects for long-term profitable growth.

Holdings that contributed to performance include Chubb Corp., a leading insurance firm; Franklin Resources, Inc., a global investment management firm; Prudential Financial Inc., a diversified financial services firm; National Bank of Canada; and investment banks Lehman Brothers Holdings, Inc. and The Goldman Sachs Group, Inc.

The Portfolio's investment policy makes it possible to invest up to 20% of the fund's assets outside the financial services sector. This enables us to take advantage of attractive investment opportunities in other sectors, while achieving additional diversification. We believe the combination of growing world demand for energy and a lack of investment in new energy resources over the last 20 years creates a major long-term opportunity. Therefore by the end of the period, we had invested 9% of the Portfolio in energy stocks.

David N. Dreman F. James Hutchinson

Lead Manager Portfolio Manager
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman Financial Services VIP

Asset Allocation (Excludes Securities Lending Collateral and Cash Equivalents)	12/31/05	12/31/04

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Energy	9%	—
Consumer Staples	3%	—
Financials:
Banks	38%	45%
Diversified Financial Services	22%	28%
Capital Markets	13%	9%
Insurance	12%	13%
Consumer Finance	2%	5%
Real Estate	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 81. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Dreman Financial Services VIP

	Shares	Value ($)

Common Stocks 100.0%
Consumer Staples 3.1%
Tobacco
Altria Group, Inc.	57,100	4,266,512
Energy 9.4%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	7,100	672,725
Apache Corp.	9,100	623,532
Burlington Resources, Inc.	9,100	784,420
ConocoPhillips	79,700	4,636,946
Devon Energy Corp.	10,600	662,924
EnCana Corp.	25,800	1,165,128
Occidental Petroleum Corp.	16,400	1,310,032
Tesoro Corp.	22,400	1,378,720
Valero Energy Corp.	32,800	1,692,480
		12,926,907
Financials 87.5%
Banks 37.4%
Bank of America Corp.	203,920	9,410,908
Fifth Third Bancorp.	44,100	1,663,452
Hudson City Bancorp., Inc.	35,100	425,412
Independence Community Bank Corp.	13,100	520,463
KeyCorp	138,855	4,572,495
Marshall & Ilsley Corp.	44,500	1,915,280
Mercantile Bankshares Corp.	11,400	643,416
National Bank of Canada	81,350	4,221,284
National City Corp.	68,331	2,293,872
PNC Financial Services Group, Inc.	47,340	2,927,032
Regions Financial Corp.	59,072	2,017,900
Sovereign Bancorp, Inc.	89,775	1,940,936
US Bancorp.	140,320	4,194,165
Wachovia Corp.	63,340	3,348,152
Washington Mutual, Inc.	209,832	9,127,692
Wells Fargo & Co.	36,410	2,287,640
		51,510,099
Capital Markets 12.8%
Ameriprise Financial, Inc.	13,890	569,490
Bear Stearns Companies, Inc.	17,140	1,980,184
Franklin Resources, Inc.	17,210	1,617,912
Lehman Brothers Holdings, Inc.	17,200	2,204,524
	Shares	Value ($)

Mellon Financial Corp.	95,300	3,264,025
Morgan Stanley	98,480	5,587,756
The Goldman Sachs Group, Inc.	19,400	2,477,574
		17,701,465
Consumer Finance 2.4%
American Express Co.	63,950	3,290,867
Diversified Financial Services 22.3%
CIT Group, Inc.	50,590	2,619,550
Citigroup, Inc.	101,300	4,916,089
Fannie Mae	167,480	8,174,699
Freddie Mac	130,005	8,495,827
JPMorgan Chase & Co.	122,124	4,847,101
The PMI Group, Inc.	39,300	1,614,051
		30,667,317
Insurance 11.8%
Allstate Corp.	29,495	1,594,795
American International Group, Inc.	172,573	11,774,656
Chubb Corp.	18,630	1,819,219
Prudential Financial, Inc.	14,690	1,075,161
		16,263,831
Real Estate 0.8%
NovaStar Financial, Inc. (REIT) (a)	39,500	1,110,344
Total Common Stocks (Cost $107,620,603)		137,737,342

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $1,020,625)	1,020,625	1,020,625

Cash Equivalents 0.1%
Cash Management QP Trust, 4.26% (d) (Cost $148,666)	148,666	148,666
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $108,789,894)+	100.8	138,906,633
Other Assets and Liabilities, Net	(0.8)	(1,089,105)
Net Assets	100.0	137,817,528

Notes to DWS Dreman Financial Services VIP Portfolio of Investments

+ The cost for federal income tax purposes was $110,050,124. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $28,856,509. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,097,241 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,240,732.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $997,905 which is 0.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $107,620,603) — including $997,905 of securities loaned	$ 137,737,342
Investment in Daily Assets Fund Institutional (cost $1,020,625)*	1,020,625
Investment in Cash Management QP Trust (cost $ 148,666)	148,666
Total investments in securities, at value (cost $108,789,894)	138,906,633
Cash	26,450
Dividends receivable	221,276
Interest receivable	9,427
Other assets	4,233
Total assets	139,168,019
Liabilities
Payable for Portfolio shares redeemed	168,753
Payable upon return of securities loaned	1,020,625
Accrued management fee	86,637
Other accrued expenses and payables	74,476
Total liabilities	1,350,491
Net assets, at value	$ 137,817,528
Net Assets
Net assets consist of: Undistributed net investment income	2,884,898
Net unrealized appreciation (depreciation) on: Investments	30,116,739
Foreign currency related transactions	71
Accumulated net realized gain (loss)	186,463
Paid-in capital	104,629,357
Net assets, at value	$ 137,817,528
Class A Net Asset Value, offering and redemption price per share ($120,027,544 ÷ 9,007,093 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.33
Class B Net Asset Value, offering and redemption price per share ($17,789,984 ÷ 1,337,909 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.30

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $23,565)	$ 4,139,850
Interest — Cash Management QP Trust	3,390
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	151,200
Total Income	4,294,440
Expenses: Management fee	1,076,058
Custodian and accounting fees	95,589
Distribution service fees (Class B)	42,361
Record keeping fees (Class B)	25,055
Auditing	44,166
Legal	6,859
Trustees' fees and expenses	6,302
Reports to shareholders	34,133
Other	20,307
Total expenses before expense reductions	1,350,830
Expense reductions	(2,712)
Total expenses after expense reductions	1,348,118
Net investment income (loss)	2,946,322
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,474,234
Foreign currency related transactions	(1,602)
6,472,632
Net unrealized appreciation (depreciation) during the period on: Investments	(10,649,526)
Foreign currency related transactions	(1,487)
(10,651,013)
Net gain (loss) on investment transactions	(4,178,381)
Net increase (decrease) in net assets resulting from operations	$ (1,232,059)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 2,946,322	$ 2,737,075
Net realized gain (loss) on investment transactions	6,472,632	1,313,816
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,651,013)	13,545,556
Net increase (decrease) in net assets resulting from operations	(1,232,059)	17,596,447
Distributions to shareholders from: Net investment income: Class A	(2,459,642)	(2,233,509)
Class B	(250,229)	(138,571)
Portfolio share transactions: Class A Proceeds from shares sold	4,078,683	9,238,024
Reinvestment of distributions	2,459,642	2,233,509
Cost of shares redeemed	(27,606,524)	(23,157,778)
Net increase (decrease) in net assets from Class A share transactions	(21,068,199)	(11,686,245)
Class B Proceeds from shares sold	2,781,906	7,389,810
Reinvestment of distributions	250,229	138,571
Cost of shares redeemed	(2,350,850)	(1,105,504)
Net increase (decrease) in net assets from Class B share transactions	681,285	6,422,877
Increase (decrease) in net assets	(24,328,844)	9,960,999
Net assets at beginning of period	162,146,372	152,185,373
Net assets at end of period (including undistributed net investment income of $2,884,898 and $2,663,849, respectively)	$ 137,817,528	$ 162,146,372
Other Information
Class A Shares outstanding at beginning of period	10,645,952	11,569,224
Shares sold	319,846	730,584
Shares issued to shareholders in reinvestment of distributions	200,133	176,982
Shares redeemed	(2,158,838)	(1,830,838)
Net increase (decrease) in Class A shares	(1,638,859)	(923,272)
Shares outstanding at end of period	9,007,093	10,645,952
Class B Shares outstanding at beginning of period	1,281,273	771,080
Shares sold	220,209	586,845
Shares issued to shareholders in reinvestment of distributions	20,344	10,971
Shares redeemed	(183,917)	(87,623)
Net increase (decrease) in Class B shares	56,636	510,193
Shares outstanding at end of period	1,337,909	1,281,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.60	$ 12.33	$ 9.79	$ 10.78	$ 11.53
Income (loss) from investment operations: Net investment income (loss)[a]	.27	.23	.20	.15	.14
Net realized and unrealized gain (loss) on investment transactions	(.30)	1.23	2.50	(1.06)	(.71)
Total from investment operations	(.03)	1.46	2.70	(.91)	(.57)
Less distributions from: Net investment income	(.24)	(.20)	(.16)	(.08)	(.13)
Net realized gain on investment transactions	—	—	—	—	(.05)
Total distributions	(.24)	(.20)	(.16)	(.08)	(.18)
Net asset value, end of period	$ 13.33	$ 13.60	$ 12.33	$ 9.79	$ 10.78
Total Return (%)	(.07)	12.00	28.13	(8.51)	(4.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	145	143	120	117
Ratio of expenses	.89	.84	.86	.83	.86
Ratio of net investment income (%)	2.10	1.79	1.84	1.44	1.31
Portfolio turnover rate (%)	27	8	7	13	22
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.57	$ 12.31	$ 9.78	$ 10.57
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	(.29)	1.22	2.53	(.85)
Total from investment operations	(.08)	1.40	2.67	(.79)
Less distributions from: Net investment income	(.19)	(.14)	(.14)	—
Net asset value, end of period	$ 13.30	$ 13.57	$ 12.31	$ 9.78
Total Return (%)	(.46)	11.50	27.73	(7.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	17	9.4
Ratio of expenses (%)	1.29	1.22	1.25	1.08*
Ratio of net investment income (%)	1.70	1.41	1.45	1.33*
Portfolio turnover rate (%)	27	8	7	13
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Dreman High Return Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Dreman High Return Equity VIP from 5/4/1998 to 12/31/2005
[] DWS Dreman High Return Equity VIP — Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman High Return Equity VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,792	$16,238	$13,535	$16,142
	Average annual total return	7.92%	17.54%	6.24%	6.45%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$12,629
	Average annual total return	4.91%	14.39%	.54%	3.09%
DWS Dreman High Return Equity VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,751	$16,063	$14,686
	Average annual total return		7.51%	17.11%	11.61%
S&P 500 Index	Growth of $10,000		$10,491	$14,970	$13,428
	Average annual total return		4.91%	14.39%	8.79%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman High Return Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,053.40	$ 1,051.00
Expenses Paid per $1,000*	$ 4.04	$ 6.15
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.27	$ 1,019.21
Expenses Paid per $1,000*	$ 3.97	$ 6.06

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman High Return Equity VIP	.78%	1.19%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Dreman High Return Equity VIP

Almost all measures of economic activity moved upward during 2005. Gross domestic product has increased at a rate of more than 3% for nearly three years. Employment, home ownership and consumer net worth increased, and consumer spending remained relatively strong, despite the effect of rising energy prices on consumer sentiment. Business trends were also positive during the year, with gains in corporate profits, business investment, manufacturing activity and productivity. Expressing concern about inflation, the US Federal Reserve Board (the Fed) continued to raise the federal funds rate1 during the year.

The equity market, as measured by the S&P 500 Index, had a return of 4.91% for the year ending December 31, 2005. The Portfolio, which returned 7.92% (Class A shares, unadjusted for contract charges) for the annual period, significantly outperformed its benchmark, the S&P 500 Index.

The most significant positive factor was a major overweight in energy stocks, as energy was by far the best-performing sector. Within the energy group, the top contributor to performance was Burlington Resources, Inc. Other energy stocks that performed especially well were Transocean, Inc.; Devon Energy Corp., EnCana Corp. and Kerr-McGee Corp. Also positive was our major overweight position in the tobacco industry. Tobacco holdings including Altria Group, Inc. and Reynolds American, Inc., performed especially well as recent court rulings indicated that settlements of pending litigation may be more favorable than had been anticipated.

Performance was hurt by an overweight in financials relative to the benchmark. Two large holdings, Freddie Mac and Fannie Mae, performed poorly because of accounting irregularities that required earnings restatements. We consider the market's negative reaction to the issues facing these companies to be excessive, and we have maintained these positions.

We believe the Portfolio is positioned appropriately for a time of uncertainty in the economy and markets. We have confidence in our time-tested investing philosophy of seeking companies that are financially sound and that have solid growth prospects but have fallen out of favor with the investing public.

David N. Dreman
F. James Hutchinson

Co-Managers
Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman High Return Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	94%	92%
Cash Equivalents	6%	8%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	29%	34%
Energy	21%	14%
Consumer Staples	19%	21%
Health Care	17%	17%
Consumer Discretionary	6%	8%
Industrials	5%	3%
Information Technology	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 89. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Dreman High Return Equity VIP

	Shares	Value ($)

Common Stocks 93.6%
Consumer Discretionary 5.8%
Automobiles 0.3%
Ford Motor Co.	345,000	2,663,400
Multiline Retail 0.9%
Federated Department Stores, Inc.	129,505	8,590,066
Specialty Retail 4.6%
Borders Group, Inc.	712,900	15,448,543
Home Depot, Inc.	388,455	15,724,659
Staples, Inc.	501,247	11,383,319
		42,556,521
Consumer Staples 17.4%
Food & Staples Retailing 0.6%
Safeway, Inc.	232,650	5,504,499
Tobacco 16.8%
Altria Group, Inc.	1,121,820	83,822,391
Imperial Tobacco Group PLC (ADR)	95,145	5,755,321
Reynolds American, Inc. (a)	214,773	20,474,310
Universal Corp.	266,570	11,558,475
UST, Inc.	816,640	33,343,411
		154,953,908
Energy 19.3%
Energy Equipment & Services 0.2%
Transocean, Inc.*	22,400	1,561,056
Oil, Gas & Consumable Fuels 19.1%
Anadarko Petroleum Corp.	47,500	4,500,625
Apache Corp.	147,100	10,079,292
Burlington Resources, Inc.	163,500	14,093,700
Chevron Corp.	562,860	31,953,562
ConocoPhillips	995,046	57,891,776
Devon Energy Corp.	514,600	32,183,084
El Paso Corp.	846,510	10,293,562
EnCana Corp.	66,200	2,989,592
Kerr-McGee Corp.	2,928	266,038
Occidental Petroleum Corp.	148,700	11,878,156
		176,129,387
Financials 27.1%
Banks 7.6%
Bank of America Corp.	521,636	24,073,501
KeyCorp	294,000	9,681,420
PNC Financial Services Group, Inc.	169,300	10,467,819
Sovereign Bancorp, Inc.	493,600	10,671,632
US Bancorp.	265,700	7,941,773
Wachovia Corp.	140,000	7,400,400
		70,236,545
Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	1,071	43,268
Diversified Financial Services 16.7%
CIT Group, Inc.	89,100	4,613,598
Citigroup, Inc.	134,600	6,532,138
	Shares	Value ($)

Fannie Mae	894,873	43,678,751
Freddie Mac	853,641	55,785,440
JPMorgan Chase & Co.	132,864	5,273,372
Washington Mutual, Inc.	854,175	37,156,613
		153,039,912
Insurance 2.8%
American International Group, Inc.	331,300	22,604,599
The St. Paul Travelers Companies, Inc.	70,605	3,153,925
		25,758,524
Health Care 16.5%
Health Care Equipment & Supplies 1.4%
Becton, Dickinson & Co.	111,555	6,702,224
Fisher Scientific International, Inc.*	102,100	6,315,906
		13,018,130
Health Care Providers & Services 8.1%
Cardinal Health, Inc.	119,400	8,208,750
HCA, Inc.	296,200	14,958,100
Laboratory Corp. of America Holdings*	343,075	18,474,589
Medco Health Solutions, Inc.*	316,434	17,657,017
Quest Diagnostics, Inc.	291,100	14,985,828
		74,284,284
Pharmaceuticals 7.0%
Bristol-Myers Squibb Co.	743,460	17,084,711
Merck & Co., Inc.	525,195	16,706,453
Pfizer, Inc.	931,930	21,732,608
Wyeth	193,675	8,922,607
		64,446,379
Industrials 4.7%
Air Freight & Logistics 0.5%
FedEx Corp.	45,000	4,652,550
Industrial Conglomerates 3.2%
3M Co.	125,200	9,703,000
General Electric Co.	209,350	7,337,718
Tyco International Ltd.	415,005	11,977,044
		29,017,762
Machinery 1.0%
PACCAR, Inc.	138,700	9,602,201
Information Technology 2.8%
IT Consulting & Services
Electronic Data Systems Corp.	1,059,440	25,468,938
Utilities 0.0%
Multi-Utilities
NiSource, Inc.	5,303	110,621
Total Common Stocks (Cost $668,478,882)		861,637,951

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $9,612,900)	9,612,900	9,612,900
	Shares	Value ($)

Cash Equivalents 6.0%
Cash Management QP Trust, 4.26% (d) (Cost $55,136,790)	55,136,790	55,136,790
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $733,228,572)+	100.6	926,387,641
Other Assets and Liabilities, Net	(0.6)	(5,770,147)
Net Assets	100.0	920,617,494

Notes to DWS Dreman High Return Equity VIP Portfolio of Investments

+ The cost for federal income tax purposes was $734,465,757. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $191,921,884. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $246,714,121 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,792,237.

* Non-income producing security.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $9,437,670 which is 1.0% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Depreciation ($)
S&P 500 Index	3/16/2006	102	32,492,714	31,997,400	(495,314)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $668,478,882) — including $9,437,670 of securities loaned	$ 861,637,951
Investment in Daily Assets Fund Institutional (cost $9,612,900)*	9,612,900
Investment in Cash Management QP Trust (cost $55,136,790)	55,136,790
Total investments in securities, at value (cost $733,228,572)	926,387,641
Cash	10,000
Margin deposit	3,000,000
Dividends receivable	2,087,726
Interest receivable	193,720
Receivable for Portfolio shares sold	45,224
Other assets	28,556
Total assets	931,752,867
Liabilities
Payable for Portfolio shares redeemed	615,085
Payable upon return of securities loaned	9,612,900
Payable for daily variation margin on open futures contracts	135,150
Accrued management fee	555,288
Other accrued expenses and payables	216,950
Total liabilities	11,135,373
Net assets, at value	$ 920,617,494
Net Assets
Net assets consist of: Undistributed net investment income	15,440,258
Net unrealized appreciation (depreciation) on: Investments	193,159,069
Futures	(495,314)
Accumulated net realized gain (loss)	(7,359,180)
Paid-in capital	719,872,661
Net assets, at value	$ 920,617,494
Class A Net Asset Value, offering and redemption price per share ($785,304,208 ÷ 58,564,793 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.41
Class B Net Asset Value, offering and redemption price per share ($135,313,286 ÷ 10,109,241 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.39

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $22,931)	$ 21,189,452
Interest — Cash Management QP Trust	2,015,802
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	17,505
Total Income	23,222,759
Expenses: Management fee	6,460,811
Custodian and accounting fees	132,062
Distribution service fees (Class B)	312,165
Record keeping fees (Class B)	177,001
Auditing	46,008
Legal	17,646
Trustees' fees and expenses	42,080
Reports to shareholders	153,623
Other	42,087
Total expenses before expense reductions	7,383,483
Expense reductions	(10,907)
Total expenses after expense reductions	7,372,576
Net investment income (loss)	15,850,183
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,081,559
Futures	909,310
13,990,869
Net unrealized appreciation (depreciation) during the period on: Investments	39,170,908
Futures	(1,298,451)
37,872,457
Net gain (loss) on investment transactions	51,863,326
Net increase (decrease) in net assets resulting from operations	$ 67,713,509

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 15,850,183	$ 14,881,437
Net realized gain (loss) on investment transactions	13,990,869	11,147,529
Net unrealized appreciation (depreciation) during the period on investment transactions	37,872,457	78,862,493
Net increase (decrease) in net assets resulting from operations	67,713,509	104,891,459
Distributions to shareholders from: Net investment income: Class A	(13,347,076)	(11,297,007)
Class B	(1,660,448)	(1,021,598)
Portfolio share transactions: Class A Proceeds from shares sold	39,914,209	38,718,500
Reinvestment of distributions	13,347,076	11,297,007
Cost of shares redeemed	(60,039,081)	(55,620,546)
Net increase (decrease) in net assets from Class A share transactions	(6,777,796)	(5,605,039)
Class B Proceeds from shares sold	18,573,514	42,816,407
Reinvestment of distributions	1,660,448	1,021,598
Cost of shares redeemed	(9,785,758)	(4,506,330)
Net increase (decrease) in net assets from Class B share transactions	10,448,204	39,331,675
Increase (decrease) in net assets	56,376,393	126,299,490
Net assets at beginning of period	864,241,101	737,941,611
Net assets at end of period (including undistributed net investment income of $15,440,258 and $14,597,599, respectively)	$ 920,617,494	$ 864,241,101
Other Information
Class A Shares outstanding at beginning of period	59,052,129	59,527,655
Shares sold	3,118,474	3,370,933
Shares issued to shareholders in reinvestment of distributions	1,067,766	1,011,370
Shares redeemed	(4,673,576)	(4,857,829)
Net increase (decrease) in Class A shares	(487,336)	(475,526)
Shares outstanding at end of period	58,564,793	59,052,129
Class B Shares outstanding at beginning of period	9,286,484	5,819,055
Shares sold	1,454,485	3,763,080
Shares issued to shareholders in reinvestment of distributions	132,624	91,377
Shares redeemed	(764,352)	(387,028)
Net increase (decrease) in Class B shares	822,757	3,467,429
Shares outstanding at end of period	10,109,241	9,286,484

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.65	$ 11.29	$ 8.76	$ 10.81	$ 10.77
Income (loss) from investment operations: Net investment income (loss)[a]	.24	.23	.20	.21	.19
Net realized and unrealized gain (loss) on investment transactions	.75	1.32	2.53	(2.13)	(.01)
Total from investment operations	.99	1.55	2.73	(1.92)	.18
Less distributions from: Net investment income	(.23)	(.19)	(.20)	(.09)	(.14)
Net realized gain on investment transactions	—	—	—	(.04)	—
Total distributions	(.23)	(.19)	(.20)	(.13)	(.14)
Net asset value, end of period	$ 13.41	$ 12.65	$ 11.29	$ 8.76	$ 10.81
Total Return (%)	7.92	13.95	32.04	(18.03)	1.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	785	747	672	510	443
Ratio of expenses (%)	.78	.78	.79	.79	.82
Ratio of net investment income (%)	1.84	1.96	2.14	2.21	1.78
Portfolio turnover rate (%)	10	9	18	17	16
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.63	$ 11.27	$ 8.75	$ 9.57
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	.75	1.33	2.53	(1.00)
Total from investment operations	.94	1.51	2.69	(.82)
Less distributions from: Net investment income	(.18)	(.15)	(.17)	—
Net asset value, end of period	$ 13.39	$ 12.63	$ 11.27	$ 8.75
Total Return (%)	7.51	13.53	31.60	(8.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	117	66	2
Ratio of expenses (%)	1.17	1.16	1.18	1.05*
Ratio of net investment income (%)	1.45	1.58	1.75	4.30*
Portfolio turnover rate (%)	10	9	18	17
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Dreman Small Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Cap Value VIP from 5/1/1996 to 12/31/2005
[] DWS Dreman Small Cap Value VIP — Class A [] Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman Small Cap Value VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,025	$19,750	$20,584	$24,229
	Average annual total return	10.25%	25.47%	15.53%	9.59%
Russell 2000 Value Index	Growth of $10,000	$10,471	$18,692	$18,878	$31,871
	Average annual total return	4.71%	23.18%	13.55%	12.74%
DWS Dreman Small Cap Value VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,978	$19,519	$16,407
	Average annual total return		9.78%	24.97%	15.20%
Russell 2000 Value Index	Growth of $10,000		$10,471	$18,692	$15,436
	Average annual total return		4.71%	23.18%	13.21%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman Small Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,070.70	$ 1,068.60
Expenses Paid per $1,000*	$ 4.18	$ 6.36
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.17	$ 1,019.06
Expenses Paid per $1,000*	$ 4.08	$ 6.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Cap Value VIP	.80%	1.22%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Dreman Small Cap Value VIP

Almost all measures of economic activity moved upward during 2005, although growth began to slow in the fourth quarter. Expressing concern about inflation, the US Federal Reserve Board (the Fed) continued to raise the federal funds rate1 during the year.

The Portfolio (Class A shares, unadjusted for contract charges) had a return of 10.25%, substantially outperforming its benchmark, the Russell 2000 Value Index, which returned 4.71%.

The decision that contributed most to performance was a significant overweight position in energy stocks, which benefited from rising oil prices. Energy holdings that performed especially well were Matrix Service Co., Grant Prideco Inc. and ATP Oil & Gas Corp. Additionally, the Portfolio's performance relative to the Russell 2000 Value Index benefited from a restructuring during 2005 that reduced the energy weight in the Index, making our Portfolio comparatively more overweight in energy.

Performance benefited also from an overweight relative to our benchmark in materials. Our largest holding in this sector was also the best performing: Aleris International, Inc., an aluminum company that should benefit from growth of world economics.

Several holdings in the financial sector detracted from performance, most notably NovaStar Financial Inc., a real estate investment trust that invests in subprime mortgages. We continue to hold this stock, which we consider underpriced.

The small-cap market can be volatile, and this is especially true when there is so much uncertainty about interest rates, inflation and the direction of the economy. Based on our contrarian investment philosophy, we welcome opportunities to buy stocks of good companies with solid growth prospects at prices below what we see as their intrinsic value.

David N. Dreman
Nelson Woodard

Co-Managers
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 2000 Value Index is an unmanaged index that consists of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman Small Cap Value VIP

Asset Allocation	12/31/05	12/31/04

Common Stocks	96%	95%
Cash Equivalents	2%	3%
Corporate Bonds	1%	1%
Closed-End Investment Company	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Industrials	25%	21%
Financials	20%	28%
Energy	16%	7%
Health Care	9%	10%
Materials	8%	10%
Information Technology	8%	5%
Utilities	8%	8%
Consumer Discretionary	3%	6%
Consumer Staples	3%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 98. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Dreman Small Cap Value VIP

	Shares	Value ($)

Common Stocks 94.7%
Consumer Discretionary 2.5%
Hotels Restaurants & Leisure 0.3%
Alliance Gaming Corp.*	147,900	1,925,658
Leisure Equipment & Products 0.4%
Lakes Entertainment, Inc.*	308,700	2,052,855
Specialty Retail 0.5%
Mettler-Toledo International, Inc.*	55,400	3,058,080
Textiles, Apparel & Luxury Goods 1.3%
Phillips-Van Heusen Corp.	110,200	3,570,480
Wolverine World Wide, Inc.	178,950	4,019,217
		7,589,697
Consumer Staples 2.5%
Food & Staples Retailing 0.0%
Centerplate, Inc. (IDS)	20,700	268,686
Food Products 1.9%
Chiquita Brands International, Inc.	218,100	4,364,181
Ralcorp Holdings, Inc.*	160,200	6,393,582
		10,757,763
Tobacco 0.6%
Universal Corp.	34,200	1,482,912
Vector Group Ltd.	101,154	1,837,968
		3,320,880
Energy 15.5%
Energy Equipment & Services 7.3%
Atwood Oceanics, Inc.*	15,500	1,209,465
Cal Dive International, Inc.*	98,900	3,549,521
Grant Prideco, Inc.*	178,400	7,871,008
Grey Wolf, Inc.*	445,200	3,441,396
Holly Corp.	45,300	2,666,811
Matrix Service Co.*	159,200	1,566,528
NS Group, Inc.*	24,800	1,036,888
Offshore Logistics, Inc.*	53,500	1,562,200
Oil States International, Inc.*	123,000	3,896,640
Patterson-UTI Energy, Inc.	159,400	5,252,230
RPC, Inc.	118,350	3,117,339
Superior Energy Services, Inc.*	209,300	4,405,765
Tidewater, Inc.	60,600	2,694,276
		42,270,067
Oil, Gas & Consumable Fuels 8.2%
ATP Oil & Gas Corp.*	88,500	3,275,385
Bronco Drilling Co., Inc.*	45,800	1,053,858
Carrizo Oil & Gas, Inc.*	150,700	3,723,797
CNX Gas Corp. 144A*	111,900	2,474,445
Compton Petroleum Corp.*	271,300	3,990,907
Delta Petroleum Corp.*	111,600	2,429,532
Denbury Resources, Inc.*	80,200	1,826,956
Global Industries Ltd.*	247,700	2,811,395
Parallel Petroleum Corp.*	117,400	1,996,974
Petrohawk Energy Corp.*	485,500	6,418,310
PetroQuest Energy, Inc.*	346,500	2,869,020
Pioneer Drilling Co.*	273,100	4,896,683
Quest Resource Corp.*	140,100	1,849,320
Range Resources Corp.	187,600	4,941,384
	Shares	Value ($)

Rosetta Resources, Inc. 144A*	130,700	2,352,600
		46,910,566
Financials 18.6%
Banks 3.2%
AmericanWest Bancorp.*	26,200	619,106
BankAtlantic Bancorp., Inc. "A"	91,000	1,274,000
Centennial Bank Holdings, Inc.*	400,000	4,948,000
International Bancshares Corp.	58,625	1,721,230
NewAlliance Bancshares, Inc.	255,200	3,710,608
PFF Bancorp., Inc.	81,500	2,487,380
Provident Bankshares Corp.	49,350	1,666,549
Sterling Financial Corp.	73,773	1,842,850
		18,269,723
Diversified Financial Services 1.4%
CBRE Realty Finance, Inc. 144A	200,000	3,000,000
CMET Finance Holdings, Inc.*	7,200	194,400
Commercial Capital Bancorp., Inc.	129,200	2,211,904
Hercules Technology Growth Capital, Inc.	83,000	995,170
NGP Capital Resources Co.	32,575	427,710
Prospect Energy Corp.	80,256	1,217,475
		8,046,659
Insurance 6.5%
Amerisafe, Inc.*	225,500	2,273,040
Arch Capital Group Ltd.*	82,200	4,500,450
Aspen Insurance Holdings Ltd.	216,800	5,131,656
Endurance Specialty Holdings Ltd.	93,600	3,355,560
Meadowbrook Insurance Group, Inc.*	336,000	1,962,240
Odyssey Re Holdings Corp.	120,600	3,024,648
ProCentury Corp.	192,800	2,072,600
Quanta Capital Holdings Ltd.*	312,500	1,593,750
Selective Insurance Group, Inc.	131,200	6,966,720
Specialty Underwriters' Alliance, Inc.*	200,100	1,232,616
Tower Group, Inc.	250,700	5,510,386
		37,623,666
Real Estate 7.5%
Capital Lease Funding, Inc. (REIT)	224,100	2,359,773
Fieldstone Investment Corp. (REIT)	217,300	2,577,178
Jer Investors Trust, Inc. (REIT)*	45,800	776,310
KKR Financial Corp. (REIT)	491,150	11,782,689
Newcastle Investment Corp. (REIT)	221,300	5,499,305
NovaStar Financial, Inc. (REIT)	507,500	14,265,825
Thomas Properties Group, Inc. (REIT)	229,100	2,866,041
Vintage Wine Trust, Inc. (REIT) 144A	280,700	2,807,000
		42,934,121
Health Care 8.6%
Biotechnology 1.6%
Charles River Laboratories International, Inc.*	143,300	6,071,621
Serologicals Corp.*	165,300	3,263,022
		9,334,643
	Shares	Value ($)

Health Care Equipment & Supplies 1.7%
Kinetic Concepts, Inc.*	113,800	4,524,688
Millipore Corp.*	35,200	2,324,608
PerkinElmer, Inc.	108,400	2,553,904
The Cooper Companies, Inc.	13,100	672,030
		10,075,230
Health Care Providers & Services 4.3%
Allied Healthcare International, Inc.*	439,000	2,695,460
Hanger Orthopedic Group, Inc.*	263,100	1,502,301
Kindred Healthcare, Inc.*	54,200	1,396,192
LifePoint Hospitals, Inc.*	36,368	1,363,800
Medco Health Solutions, Inc.*	45,718	2,551,064
Odyssey HealthCare, Inc.*	255,200	4,756,928
Option Care, Inc.	208,400	2,784,224
Pediatrix Medical Group, Inc.*	46,700	4,136,219
Triad Hospitals, Inc.*	84,500	3,314,935
		24,501,123
Pharmaceuticals 1.0%
Par Pharmaceutical Companies, Inc.*	140,900	4,415,806
Perrigo Co.	90,000	1,341,900
		5,757,706
Industrials 24.0%
Aerospace & Defense 4.1%
Applied Signal Technology, Inc.	94,723	2,150,212
ARGON ST, Inc.*	78,100	2,419,538
CAE, Inc.	628,800	4,602,816
DRS Technologies, Inc.	87,300	4,488,966
EDO Corp.	150,500	4,072,530
Herley Industries, Inc.*	141,800	2,341,118
K&F Industries Holdings, Inc.*	112,700	1,731,072
Triumph Group, Inc.*	49,700	1,819,517
		23,625,769
Building Products 0.7%
Levitt Corp. "A"	99,000	2,251,260
NCI Building Systems, Inc.*	44,900	1,907,352
		4,158,612
Commercial Services & Supplies 2.7%
Clean Harbors, Inc.*	67,000	1,930,270
Covanta Holding Corp.*	269,400	4,057,164
Duratek, Inc.*	324,100	4,838,813
Nobel Learning Communities, Inc.	121,300	1,145,072
WCA Waste Corp.*	469,700	3,710,630
		15,681,949
Construction & Engineering 6.2%
EMCOR Group, Inc.*	105,300	7,110,909
Foster Wheeler Ltd.*	181,950	6,692,121
Granite Construction, Inc.	76,300	2,739,933
Perini Corp.*	62,700	1,514,205
URS Corp.*	187,800	7,063,158
Walter Industries, Inc.	111,900	5,563,668
Washington Group International, Inc.*	92,200	4,883,834
		35,567,828
Electrical Equipment 2.7%
General Cable Corp.*	534,600	10,531,620
Genlyte Group, Inc.*	52,000	2,785,640
	Shares	Value ($)

Thomas & Betts Corp.*	45,900	1,925,964
		15,243,224
Industrial Conglomerates 0.2%
ESCO Technologies, Inc.*	24,200	1,076,658
Machinery 3.8%
Harsco Corp.	75,400	5,090,254
Oshkosh Truck Corp.	75,800	3,379,922
Terex Corp.*	107,800	6,403,320
Valmont Industries	98,700	3,302,502
Watts Water Technologies, Inc. "A"	115,900	3,510,611
		21,686,609
Marine 0.9%
GulfMark Offshore, Inc.*	81,000	2,399,220
Hornbeck Offshore Services, Inc.*	84,500	2,763,150
		5,162,370
Road & Rail 1.6%
Genesee & Wyoming, Inc.*	130,350	4,894,643
Laidlaw International, Inc.	174,900	4,062,927
		8,957,570
Trading Companies & Distributors 1.1%
Aviall, Inc.*	59,000	1,699,200
WESCO International, Inc.*	114,700	4,901,131
		6,600,331
Information Technology 7.5%
Computers & Peripherals 0.9%
Komag, Inc.*	154,500	5,354,970
Electronic Equipment & Instruments 3.5%
Aeroflex, Inc.*	400,900	4,309,675
Anixter International, Inc.	165,100	6,458,712
Plexus Corp.*	238,700	5,428,038
Scansource, Inc.*	73,300	4,008,044
		20,204,469
IT Consulting & Services 1.1%
CACI International, Inc. "A"*	47,600	2,731,288
Covansys Corp.*	245,900	3,346,699
		6,077,987
Semiconductors & Semiconductor Equipment 0.5%
MKS Instruments, Inc.*	90,600	1,620,834
OmniVision Technologies, Inc.*	73,400	1,465,064
		3,085,898
Software 1.5%
InPhonic, Inc.*	375,900	3,266,571
Sonic Solutions*	220,500	3,331,755
TIBCO Software, Inc.*	255,400	1,907,838
		8,506,164
Materials 8.1%
Chemicals 0.5%
Georgia Gulf Corp.	48,400	1,472,328
NOVA Chemicals Corp.	39,400	1,315,960
		2,788,288
Construction Materials 1.2%
Florida Rock Industries, Inc.	95,242	4,672,573
Headwaters, Inc.*	55,000	1,949,200
		6,621,773
	Shares	Value ($)

Metals & Mining 6.4%
Aleris International, Inc.*	169,100	5,451,784
Goldcorp, Inc.	110,550	2,463,054
Metal Management, Inc.	76,300	1,774,738
Northwest Pipe Co.*	115,400	3,092,720
Oregon Steel Mills, Inc.*	325,400	9,573,268
Pan American Silver Corp.*	202,500	3,813,075
RTI International Metals, Inc.*	193,900	7,358,505
Uranium Resources, Inc.*	1,921,700	1,268,322
Worthington Industries, Inc.	118,700	2,280,227
		37,075,693
Telecommunication Services 0.2%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	133,400	1,355,344
Utilities 7.2%
Electric Utilities 1.5%
Allegheny Energy, Inc.*	181,700	5,750,805
Sierra Pacific Resources*	229,300	2,990,072
		8,740,877
Gas Utilities 2.3%
ONEOK, Inc.	128,200	3,413,966
Southern Union Co.*	417,375	9,862,571
		13,276,537
Independent Power Producers & Energy Traders 1.1%
Dynegy, Inc. "A"*	1,244,900	6,025,316
Multi-Utilities 2.3%
CMS Energy Corp.*	106,200	1,540,962
Ormat Technologies, Inc.	213,800	5,588,732
TECO Energy, Inc.	172,000	2,954,960
WPS Resources Corp.	54,700	3,025,457
		13,110,111
Total Common Stocks (Cost $424,198,462)		544,681,470
	Principal Amount ($)	Value ($)

Corporate Bonds 1.3%
Utilities
Mirant Corp., 144A, 7.9%, 7/15/2009* (Cost $3,522,500)	6,000,000	7,560,000
	Shares	Value ($)

Closed End Investment Company 0.6%
Tortoise Energy Infrastructure Corp. (Cost $3,297,205)	132,100	3,570,663

Exchange Traded Funds 0.1%
PowerShares Lux Nanotech Portfolio (Cost $289,198)	18,200	298,480

Cash Equivalents 1.9%
Cash Management QP Trust, 4.26% (a) (Cost $11,160,666)	11,160,666	11,160,666
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $442,468,031)+	98.6	567,271,279
Other Assets and Liabilities, Net	1.4	8,052,007
Net Assets	100.0	575,323,286

Notes to DWS Dreman Small Cap Value VIP Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Mirant Corp.	7.9%	7/15/2009	6,000,000	USD	3,522,500	7,560,000

+ The cost for federal income tax purposes was $442,359,125. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $124,912,154. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $141,555,434 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,643,280.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

IDS: Income Deposit Security

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $431,307,365)	$ 556,110,613
Investment in Cash Management QP Trust (cost $11,160,666)	11,160,666
Total investments in securities, at value (cost $442,468,031)	567,271,279
Cash	5,254
Receivable for investments sold	9,074,553
Dividends receivable	1,158,901
Interest receivable	45,633
Receivable for Portfolio shares sold	57,536
Other assets	18,218
Total assets	577,631,374
Liabilities
Payable for investments purchased	902,025
Payable for Portfolio shares redeemed	892,732
Accrued management fee	359,425
Other accrued expenses and payables	153,906
Total liabilities	2,308,088
Net assets, at value	$ 575,323,286
Net Assets
Net assets consist of: Undistributed net investment income	4,399,454
Net unrealized appreciation (depreciation) on: Investments	124,803,248
Foreign currency related transactions	(42)
Accumulated net realized gain (loss)	48,528,735
Paid-in capital	397,591,891
Net assets, at value	$ 575,323,286
Class A Net Asset Value, offering and redemption price per share ($492,551,412 ÷ 24,658,095 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.98
Class B Net Asset Value, offering and redemption price per share ($82,771,874 ÷ 4,153,458 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.93
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $16,836)	$ 8,938,438
Interest — Cash Management QP Trust	603,541
Total Income	9,541,979
Expenses: Management fee	4,088,038
Custodian fees	27,349
Distribution service fees (Class B)	189,044
Record keeping fees (Class B)	109,304
Auditing	45,604
Legal	18,696
Trustees' fees and expenses	24,273
Reports to shareholders	110,024
Other	31,290
Total expenses before expense reductions	4,643,622
Expense reductions	(8,754)
Total expenses after expense reductions	4,634,868
Net investment income (loss)	4,907,111
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	48,534,540
Foreign currency related transactions	231
48,534,771
Net unrealized appreciation (depreciation) during the period on: Investments	198,766
Foreign currency related transactions	26
198,792
Net gain (loss) on investment transactions	48,733,563
Net increase (decrease) in net assets resulting from operations	$ 53,640,674

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 4,907,111	$ 4,034,360
Net realized gain (loss) on investment transactions	48,534,771	63,112,019
Net unrealized appreciation (depreciation) during the period on investment transactions	198,792	38,864,967
Net increase (decrease) in net assets resulting from operations	53,640,674	106,011,346
Distributions to shareholders from: Net investment income: Class A	(3,388,867)	(3,405,170)
Class B	(268,871)	(212,277)
Distributions to shareholders from: Net realized gains: Class A	(41,035,260)	—
Class B	(6,476,182)	—
Portfolio share transactions: Class A Proceeds from shares sold	48,442,270	64,900,813
Reinvestment of distributions	44,424,127	3,405,170
Cost of shares redeemed	(69,095,690)	(45,290,684)
Net increase (decrease) in net assets from Class A share transactions	23,770,707	23,015,299
Class B Proceeds from shares sold	12,290,754	29,315,151
Reinvestment of distributions	6,745,052	212,277
Cost of shares redeemed	(7,563,486)	(3,011,503)
Net increase (decrease) in net assets from Class B share transactions	11,472,320	26,515,925
Increase (decrease) in net assets	37,714,521	151,925,123
Net assets at beginning of period	537,608,765	385,683,642
Net assets at end of period (including undistributed net investment income of $4,399,454 and $3,681,177, respectively)	$ 575,323,286	$ 537,608,765
Other Information
Class A Shares outstanding at beginning of period	23,288,245	22,038,819
Shares sold	2,554,460	3,660,918
Shares issued to shareholders in reinvestment of distributions	2,463,900	197,059
Shares redeemed	(3,648,510)	(2,608,551)
Net increase (decrease) in Class A shares	1,369,850	1,249,426
Shares outstanding at end of period	24,658,095	23,288,245
Class B Shares outstanding at beginning of period	3,531,644	1,977,912
Shares sold	641,746	1,706,542
Shares issued to shareholders in reinvestment of distributions	373,894	12,277
Shares redeemed	(393,826)	(165,087)
Net increase (decrease) in Class B shares	621,814	1,553,732
Shares outstanding at end of period	4,153,458	3,531,644

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 20.05	$ 16.06	$ 11.66	$ 13.21	$ 11.23
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.17	.19	.17	.09
Net realized and unrealized gain (loss) on investment transactions	1.67	3.98	4.55	(1.67)	1.89
Total from investment operations	1.86	4.15	4.74	(1.50)	1.98
Less distributions from: Net investment income	(.15)	(.16)	(.15)	(.05)	—
Net realized gain on investment transactions	(1.78)	—	(.19)	—	—
Total distributions	(1.93)	(.16)	(.34)	(.05)	—
Net asset value, end of period	$ 19.98	$ 20.05	$ 16.06	$ 11.66	$ 13.21
Total Return (%)	10.25	26.03	42.15	(11.43)	17.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	493	467	354	250	194
Ratio of expenses (%)	.79	.79	.80	.81	.79
Ratio of net investment income (%)	.96	.96	1.46	1.28	.77
Portfolio turnover rate (%)	61	73	71	86	57
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.01	$ 16.03	$ 11.65	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	1.66	3.97	4.56	(2.38)
Total from investment operations	1.77	4.07	4.69	(2.21)
Less distributions from: Net investment income	(.07)	(.09)	(.12)	—
Net realized gain on investment transactions	(1.78)	—	(.19)	—
Total distributions	(1.85)	(.09)	(.31)	—
Net asset value, end of period	$ 19.93	$ 20.01	$ 16.03	$ 11.65
Total Return (%)	9.78	25.52	41.65	(15.95)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	71	32	1
Ratio of expenses (%)	1.19	1.16	1.19	1.06*
Ratio of net investment income (%)	.56	.59	1.07	3.01*
Portfolio turnover rate (%)	61	73	71	86
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Portfolio's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP from 5/5/1998 to 12/31/2005
[] DWS Global Thematic VIP — Class A [] MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,294	$18,220	$12,972	$15,549
	Average annual total return	22.94%	22.14%	5.34%	5.94%
MSCI World Index	Growth of $10,000	$10,949	$16,719	$11,141	$13,018
	Average annual total return	9.49%	18.69%	2.18%	3.50%
DWS Global Thematic VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$12,250	$18,062	$16,211
	Average annual total return		22.50%	21.78%	14.81%
MSCI World Index	Growth of $10,000		$10,949	$16,719	$14,689
	Average annual total return		9.49%	18.69%	11.61%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 5, 1998. Index returns begin April 30, 1998.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,196.40	$ 1,193.50
Expenses Paid per $1,000*	$ 6.53	$ 8.68
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,019.16	$ 1,017.29
Expenses Paid per $1,000*	$ 6.01	$ 7.98

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.18%	1.57%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Global Thematic VIP

The Portfolio's 22.94% return (Class A shares, unadjusted for contract charges) outpaced both the 9.49% gain of the MSCI World Index and the 11.54% return of funds in Lipper's Global Core category. DWS Global Thematic VIP ranked first among the 31 funds in its peer group in 2005. The Portfolio ranked 16 of 51 funds in the category for the three-year period ended December 31, 2005 and three of 22 funds in the category for the five-year period ended December 31, 2005. We believe this is a validation of our approach, which invests in fundamentally sound companies that we believe will benefit from longer-term themes in the world economy.

The top performing theme in 2005 was ultimate subcontractors, where most holdings are leveraged to oil and gas. Here, the strongest performers were the Russian oil companies LUKOIL (ADR) and OAO Gazprom (ADR) (REG S). Supply chain dominance, a theme incorporating companies that are becoming the leading partners for both suppliers and customers within their respective industries, made the second-largest contribution to performance. In terms of countries, we generated the best performance in the US, where a top contributor was the agro/biotech firm Monsanto Co., and in Japan, where our holdings in financials and real estate companies were boosted by investors' hope for an end to deflation. Aside from energy, the sector in which our stock selection was strongest was financials, where Commerzbank AG (Germany) and Capitalia SpA (Italy) both benefited from restructuring initiatives. Notable detractors included William Morrison Supermarkets PLC and MFI Furniture Group PLC.

Instead of focusing on economic cycles and/or the direction of the financial markets, which we do not believe can be accurately predicted, we will continue attempting to identify the large inefficiencies and changes affecting the world economy.

Oliver Kratz

Lead Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets around the world, including North America, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Core category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Large-cap core funds typically have an average price-to-cash flow sets in ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. It is not possible to invest directly into a Lipper category.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on the Portfolio's total return unadjusted for contract charges with distributions reinvested. If contract charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	91%	89%
Cash Equivalents	5%	8%
Preferred Stocks	2%	1%
Exchange Traded Funds	2%	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04

Financials	28%	21%
Energy	12%	13%
Materials	11%	16%
Information Technology	10%	11%
Industrials	9%	12%
Health Care	9%	9%
Consumer Staples	8%	3%
Consumer Discretionary	7%	6%
Telecommunication Services	4%	2%
Utilities	2%	7%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04

Continental Europe	27%	30%
United States	22%	28%
Asia (excluding Japan)	21%	13%
Japan	9%	11%
United Kingdom	7%	7%
Latin America	4%	3%
Canada	3%	6%
Africa	2%	2%
Middle East	2%	—
Bermuda	2%	—
Australia	1%	—
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 109. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 91.2%
Australia 0.6%
Macquarie Airports (Cost $699,143)	276,100	641,636
Austria 0.4%
Erste Bank der Oesterreichischen Sparkassen AG (Cost $292,505)	6,600	366,260
Bermuda 1.7%
Credicorp Ltd.	26,800	610,772
Tyco International Ltd.	40,850	1,178,931
(Cost $1,863,011)		1,789,703
Brazil 0.6%
Natura Cosmeticos SA	2,800	123,314
Tractebel Energia SA	25,400	163,482
Votorantim Celulose e Papel SA (ADR) (a)	30,800	378,532
(Cost $637,749)		665,328
Canada 3.0%
Canadian National Railway Co.	17,200	1,378,130
EnCana Corp.	16,550	748,306
Goldcorp, Inc.	28,250	629,425
Meridian Gold, Inc.*	15,700	344,132
(Cost $1,071,727)		3,099,993
China 2.1%
China Construction Bank "H"*	1,064,000	367,079
China Petroleum & Chemical Corp. "H"	3,240,000	1,598,344
China Shenhua Energy Co., Ltd. "H"*	234,000	256,524
(Cost $1,844,280)		2,221,947
Finland 1.7%
Neste Oil Oyj*	18,000	508,888
Nokia Oyj (ADR)	17,500	320,250
Nokian Renkaat Oyj	73,000	920,423
(Cost $1,785,529)		1,749,561
France 4.0%
Carrefour SA	8,577	401,907
Credit Agricole SA	20,468	644,815
Societe Generale	5,822	716,148
Total SA	9,719	2,441,642
(Cost $3,274,342)		4,204,512
Germany 5.9%
Bayer AG	31,609	1,320,619
Bayerische Motoren Werke AG	10,560	463,198
Commerzbank AG	63,087	1,943,400
E.ON AG	7,949	822,412
Schering AG	12,500	837,609
Stada Arzneimittel AG	23,459	767,926
(Cost $4,605,107)		6,155,164
Hong Kong 2.9%
China Mobile (Hong Kong) Ltd.	137,600	650,409
Fountain Set (Holdings) Ltd.	996,000	459,229
Global Bio-chem Technology Group Co., Ltd.	1,264,000	554,268
	Shares	Value ($)

Hutchison Whampoa Ltd.	106,000	1,010,285
The Link (REIT)*	184,000	348,842
(Cost $2,582,132)		3,023,033
India 1.0%
Infosys Technologies Ltd.	13,100	871,975
Ranbaxy Laboratories Ltd. (GDR)	22,850	182,571
(Cost $855,648)		1,054,546
Indonesia 0.4%
PT Telekomunikasi Indonesia (ADR) (Cost $345,762)	18,000	429,480
Israel 1.5%
Check Point Software Technologies Ltd.*	36,400	731,640
Teva Pharmaceutical Industries Ltd. (ADR)	19,500	838,695
(Cost $1,398,129)		1,570,335
Italy 2.1%
Assicurazioni Generali SpA	16,000	559,180
Capitalia SpA	277,700	1,607,680
(Cost $1,674,194)		2,166,860
Japan 8.5%
FANUC Ltd.	15,800	1,341,061
Komatsu Ltd.	56,000	926,409
Mitsubishi Estate Co., Ltd.	54,000	1,121,804
Mitsui Fudosan Co., Ltd.	61,000	1,238,776
Mizuho Financial Group, Inc.	186	1,476,203
Nomura Holdings, Inc.	73,000	1,398,906
Shinsei Bank Ltd.	245,000	1,416,797
(Cost $5,359,438)		8,919,956
Korea 5.7%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	29,500	797,437
LG.Philips LCD Co., Ltd. (ADR)* (a)	23,600	506,456
POSCO (ADR) (a)	31,900	1,579,369
Samsung Electronics Co., Ltd.	2,520	1,623,277
SK Corp.	28,010	1,441,158
(Cost $5,057,079)		5,947,697
Luxembourg 1.0%
Tenaris SA (ADR) (Cost $1,061,026)	9,450	1,082,025
Malaysia 0.9%
AMMB Holdings Bhd.	420,000	263,368
Resorts World Bhd.	154,700	458,431
RHB Capital Bhd.	435,100	254,418
(Cost $973,443)		976,217
Mexico 2.5%
Fomento Economico Mexicano SA de CV (ADR)	26,250	1,903,388
Grupo Televisa SA (ADR)	8,450	680,225
(Cost $1,992,957)		2,583,613
Netherlands 0.5%
ABN AMRO Holding NV (Cost $492,814)	19,734	516,090
	Shares	Value ($)

Peru 0.5%
Compania de Minas Buenaventura SA (ADR) (Cost $260,220)	19,800	560,340
Russia 3.0%
LUKOIL (ADR)	14,900	879,100
Mobile TeleSystems (ADR)	9,350	327,250
Novolipetsk Steel (GDR) 144A*	31,600	451,880
OAO Gazprom (ADR) (REG S) (a)	10,200	731,340
OAO Vimpel-Communications (ADR)*	8,450	373,743
Pyaterochka Holding NV (GDR) 144A*	33,100	478,295
(Cost $2,387,804)		3,241,608
Singapore 0.9%
DBS Group Holdings Ltd.	66,000	654,978
Singapore TeleCommunications Ltd.	160,060	251,260
(Cost $679,538)		906,238
South Africa 2.2%
Barloworld Ltd.	11,700	204,378
Gold Fields Ltd.	43,500	768,597
Lewis Group Ltd.	111,100	824,186
Sappi Ltd.	44,300	507,656
(Cost $1,908,210)		2,304,817
Sweden 1.0%
Skandinaviska Enskilda Banken AB "A" (Cost $784,848)	51,800	1,066,058
Switzerland 3.4%
ABB Ltd.*	97,779	948,733
Credit Suisse Group (Registered)	12,004	612,053
Julius Baer Holding Ltd. (Registered)	16,027	1,135,508
Novartis AG (Registered)	15,337	805,920
(Cost $2,676,145)		3,502,214
Taiwan 4.0%
AU Optronics Corp. (ADR)*	36,450	547,115
Chunghwa Telecom Co., Ltd. (ADR)	39,900	732,165
Mega Financial Holding Co., Ltd.	967,000	628,926
Quanta Computer, Inc.	289,087	405,980
SinoPac Financial Holdings Co., Ltd.	628,000	303,225
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	102,200	1,012,802
Yuanta Core Pacific Securities Co.	752,000	523,455
(Cost $3,882,422)		4,153,668
Thailand 1.6%
Bangkok Bank PCL (Foreign Registered)	223,600	626,789
Kasikornbank PCL (Foreign Registered)	149,500	273,309
Krung Thai Bank PCL (Foreign Registered)	1,432,700	384,149
PTT Chemical PCL (Foreign Registered)*	190,650	376,421
(Cost $1,586,076)		1,660,668
Turkey 0.3%
Turkcell Iletisim Hizmetleri AS (ADR) (Cost $263,005)	19,050	292,608
	Shares	Value ($)

United Kingdom 7.1%
Anglo American PLC	18,055	614,750
GlaxoSmithKline PLC	59,204	1,496,331
MFI Furniture Group PLC	195,336	268,861
National Grid PLC	84,397	825,491
Royal Bank of Scotland Group PLC	63,364	1,913,263
Vodafone Group PLC	298,235	643,958
William Morrison Supermarkets PLC	390,755	1,300,890
Woolworths Group PLC	563,994	376,011
(Cost $7,065,791)		7,439,555
United States 20.2%
AFLAC, Inc.	19,900	923,758
Avocent Corp.*	13,550	368,425
Bunge Ltd.	30,050	1,701,130
Caremark Rx, Inc.*	13,650	706,934
Caterpillar, Inc.	12,050	696,129
Cisco Systems, Inc.*	91,000	1,557,920
Citigroup, Inc.	19,643	953,275
Coca-Cola Co.	28,100	1,132,711
E.I. du Pont de Nemours & Co.	17,500	743,750
ExxonMobil Corp.	29,500	1,657,015
General Mills, Inc.	16,150	796,518
Johnson & Johnson	12,725	764,772
Monsanto Co.	10,850	841,200
Newmont Mining Corp.	19,800	1,057,320
Oracle Corp.*	145,000	1,770,450
Pfizer, Inc.	65,100	1,518,132
Schlumberger Ltd.	8,475	823,346
Symantec Corp.*	43,150	755,125
The Goldman Sachs Group, Inc.	11,375	1,452,701
Wyeth	19,800	912,256
(Cost $19,001,211)		21,132,867
Total Common Stocks (Cost $78,361,285)		95,424,597

Preferred Stock 2.0%
Germany
Henkel KGaA	9,126	918,363
Porsche AG	1,714	1,231,666
Total Preferred Stock (Cost $2,040,864)		2,150,029

Exchange Traded Funds 1.9%
iShares MSCI Malaysia Index Fund	82,500	562,650
iShares Nasdaq Biotechnology Index Fund* (a)	17,900	1,382,596
Total Exchange Traded Funds (Cost $1,831,229)		1,945,246

Securities Lending Collateral 3.8%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $3,962,725)	3,962,725	3,962,725

	Shares	Value ($)

Cash Equivalents 4.8%
Cash Management QP Trust, 4.26% (d) (Cost $4,980,633)	4,980,633	4,980,633
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $91,176,736)+	103.7	108,463,230
Other Assets and Liabilities, Net	(3.7)	(3,816,858)
Net Assets	100.0	104,646,372

Notes to DWS Global Thematic VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $91,390,913. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $17,072,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,829,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,757,235.

(a) All or a portion of these securities were on loan (See Note to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $3,866,071 which is 3.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $82,233,378) — including $3,866,071 of securities loaned	$ 99,519,872
Investment in Daily Assets Fund Institutional (cost $3,962,725)*	3,962,725
Investment in Cash Management QP Trust (cost $4,980,633)	4,980,633
Total investments in securities, at value (cost $91,176,736)	108,463,230
Cash	224,412
Foreign currency, at value (cost $104,408)	106,572
Dividends receivable	202,092
Interest receivable	21,221
Receivable for Portfolio shares sold	589,533
Foreign taxes recoverable	10,401
Other assets	2,933
Total assets	109,620,394
Liabilities
Payable for investments purchased	843,660
Payable upon return of securities loaned	3,962,725
Payable for Portfolio shares redeemed	9,229
Deferred foreign taxes payable	43,128
Accrued management fee	15,478
Other accrued expenses and payables	99,802
Total liabilities	4,974,022
Net assets, at value	$ 104,646,372
Net Assets
Net assets consist of: Undistributed net investment income	558,067
Net unrealized appreciation (depreciation) on: Investments (net of foreign taxes of $43,128)	17,243,366
Foreign currency related transactions	1,125
Accumulated net realized gain (loss)	8,556,682
Paid-in capital	78,287,132
Net assets, at value	$ 104,646,372
Class A Net Asset Value, offering and redemption price per share ($85,020,570 ÷ 5,887,898 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.44
Class B Net Asset Value, offering and redemption price per share ($19,625,802 ÷ 1,359,840 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.43

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $184,458)	$ 1,716,494
Interest	1,366
Interest — Cash Management QP Trust	130,598
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	55,555
Total Income	1,904,013
Expenses: Management fee	841,064
Custodian and accounting fees	241,989
Distribution service fees (Class B)	38,339
Record keeping fees (Class B)	20,082
Auditing	56,174
Legal	12,526
Trustees' fees and expenses	3,878
Reports to shareholders	17,393
Other	16,401
Total expenses before expense reductions	1,247,846
Expense reductions	(116,133)
Total expenses after expense reductions	1,131,713
Net investment income (loss)	772,300
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $43,629)	13,370,409
Foreign currency related transactions	(128,301)
13,242,108
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $43,128)	4,302,278
Foreign currency related transactions	(5,308)
4,296,970
Net gain (loss) on investment transactions	17,539,078
Net increase (decrease) in net assets resulting from operations	$ 18,311,378

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 772,300	$ 204,775
Net realized gain (loss) on investment transactions	13,242,108	5,240,327
Net unrealized appreciation (depreciation) during the period on investment transactions	4,296,970	3,765,688
Net increase (decrease) in net assets resulting from operations	18,311,378	9,210,790
Distributions to shareholders from: Net investment income: Class A	(188,888)	(686,309)
Class B	—	(57,902)
Portfolio share transactions: Class A Proceeds from shares sold	15,806,082	10,246,696
Reinvestment of distributions	188,888	686,309
Cost of shares redeemed	(8,739,580)	(9,557,336)
Net increase (decrease) in net assets from Class A share transactions	7,255,390	1,375,669
Class B Proceeds from shares sold	5,152,763	5,449,125
Reinvestment of distributions	—	57,902
Cost of shares redeemed	(1,457,434)	(572,691)
Net increase (decrease) in net assets from Class B share transactions	3,695,329	4,934,336
Increase (decrease) in net assets	29,073,209	14,776,584
Net assets at beginning of period	75,573,163	60,796,579
Net assets at end of period (including undistributed net investment income of $558,067 and $102,166, respectively)	$ 104,646,372	$ 75,573,163
Other Information
Class A Shares outstanding at beginning of period	5,350,985	5,262,148
Shares sold	1,229,117	941,848
Shares issued to shareholders in reinvestment of distributions	15,980	64,503
Shares redeemed	(708,184)	(917,514)
Net increase (decrease) in Class A shares	536,913	88,837
Shares outstanding at end of period	5,887,898	5,350,985
Class B Shares outstanding at beginning of period	1,064,827	588,861
Shares sold	406,987	522,896
Shares issued to shareholders in reinvestment of distributions	—	5,427
Shares redeemed	(111,974)	(52,357)
Net increase (decrease) in Class B shares	295,013	475,966
Shares outstanding at end of period	1,359,840	1,064,827

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 10.39	$ 8.08	$ 9.64	$ 11.81
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.04	.09	.07	.08
Net realized and unrealized gain (loss) on investment transactions	2.58	1.48	2.25	(1.57)	(1.90)
Total from investment operations	2.70	1.52	2.34	(1.50)	(1.82)
Less distributions from: Net investment income	(.04)	(.13)	(.03)	(.06)	—
Net realized gain on investment transactions	—	—	—	—	(.35)
Total distributions	(.04)	(.13)	(.03)	(.06)	(.35)
Net asset value, end of period	$ 14.44	$ 11.78	$ 10.39	$ 8.08	$ 9.64
Total Return (%)	22.94[b]	14.76	29.13[b]	(15.77)	(15.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	63	55	43	44
Ratio of expenses before expense reductions (%)	1.41	1.44	1.48	1.32	1.24
Ratio of expenses after expense reductions (%)	1.28	1.43	1.17	1.32	1.24
Ratio of net investment income (%)	.98	.38	1.02	.79	.76
Portfolio turnover rate (%)	95	81	65	41	52
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 10.38	$ 8.06	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.00[d]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	2.58	1.48	2.29	(.94)
Total from investment operations	2.65	1.48	2.33	(.92)
Less distributions from: Net investment income	—	(.08)	(.01)	—
Net asset value, end of period	$ 14.43	$ 11.78	$ 10.38	$ 8.06
Total Return (%)	22.50[c]	14.33	28.96[c]	(10.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	13	6.2
Ratio of expenses before expense reductions (%)	1.79	1.84	1.87	1.60*
Ratio of expenses after expense reductions (%)	1.65	1.83	1.64	1.60*
Ratio of net investment income (%)	.61	.02	.55	.49*
Portfolio turnover rate (%)	95	81	65	41

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Amount is less than $.005 per share.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Lehman Brothers GNMA Index

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,257	$10,882	$12,639	$16,883
	Average annual total return	2.57%	2.86%	4.80%	5.38%
Lehman Brothers GNMA Index	Growth of $10,000	$10,321	$11,077	$13,029	$18,237
	Average annual total return	3.21%	3.47%	5.43%	6.19%
DWS Government & Agency Securities VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$10,224	$10,761	$11,161
	Average annual total return		2.24%	2.47%	3.19%
Lehman Brothers GNMA Index	Growth of $10,000		$10,321	$11,077	$11,538
	Average annual total return		3.21%	3.47%	4.17%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,007.40	$ 1,005.80
Expenses Paid per $1,000*	$ 3.29	$ 5.21
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.93	$ 1,020.01
Expenses Paid per $1,000*	$ 3.31	$ 5.24

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.65%	1.03%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Government & Agency Securities VIP

The annual period was characterized by solid economic growth accompanied by generally contained increases in inflation. While oil hovered in the $60 per barrel range for much of the year, the market has not generally viewed high energy price levels as a cause for alarm with respect to the inflation outlook. Open markets and excess capacity continue to put downward pressure on prices, and the so-called core inflation rate (which excludes energy and food) has been subdued. This environment permitted the US Federal Reserve Board (the Fed) to maintain its policy of increasing short-term rates in a measured fashion. Despite the rise in short-term interest rates, longer-term rates were relatively stable over the period, as the financial markets displayed confidence that the Fed was pursuing a policy that would continue to curtail potential inflationary pressures. This period of mixed economic signals and stable long-term interest rates resulted in modest positive returns for mortgage-backed securities.

For the 12-month period ended December 31, 2005, the portfolio provided a total return of 2.57% (Class A shares, unadjusted for contract charges), compared with the 3.21% return of its benchmark, the Lehman Brothers GNMA Index.

During the early part of the period, we paid particular attention to identifying mortgages that we expected to maintain their yield in a wide variety of interest rate scenarios. These included lower-coupon mortgages as well as pools with smaller loan sizes or specific geographic profiles that have proven to be less sensitive to early redemptions, or prepayments, by home owners. As the year progressed, in anticipation of a stable interest rate environment and reduced prepayment risk, we emphasized higher-coupon mortgages and 30-year mortgages over 15-year instruments because of their yield advantage. This worked well for the portfolio, although in retrospect we would have benefited from even greater exposure to GNMAs versus conventional mortgages. Going forward, we will be monitoring the interest-rate environment closely as we seek to maintain an attractive dividend for investors.

William Chepolis, CFA

Lead Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation	12/31/05	12/31/04

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	58%	57%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	32%	21%
US Treasury Obligations	5%	4%
Cash Equivalents	5%	18%
	100%	100%
Quality*	12/31/05	12/31/04

AAA	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	12/31/05	12/31/04

Average Maturity	5.9 years	4.6 years
Average Duration	4.0 years	2.6 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 119. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith Credit of the US Government 55.8%
Government National Mortgage Association:
5.0%, with various maturities from 4/20/2033 until 2/15/2035 (c)	21,205,940	20,931,174
5.5%, with various maturities from 12/15/2032 until 11/15/2035 (c) (d)	75,936,285	76,373,605
6.0%, with various maturities from 12/20/2031 until 6/15/2035 (c) (d)	35,820,080	36,656,851
6.5%, with various maturities from 3/15/2014 until 3/20/2035 (c)	18,465,157	19,214,890
7.0%, with various maturities from 6/20/2017 until 10/15/2032	4,083,283	4,279,816
7.5%, with various maturities from 4/15/2026 until 7/15/2032	3,169,173	3,333,248
8.0%, with various maturities from 12/15/2026 until 11/15/2031	997,251	1,067,829
8.5%, with various maturities from 5/15/2016 until 12/15/2030	150,866	163,080
9.5%, with various maturities from 6/15/2013 until 12/15/2022	69,057	75,978
10.0%, with various maturities from 2/15/2016 until 3/15/2016	25,131	27,959
Total Agencies Backed by the Full Faith Credit of the US Government (Cost $163,329,106)		162,124,430

Agencies Not Backed by the Full Faith Credit of the US Government 30.2%
Federal Home Loan Bank, 4.375%, 9/17/2010	23,000,000	22,642,741
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	73,018	71,162
4.625%*, 2/1/2035	864,003	851,596
5.0%, with various maturities from 9/1/2033 until 8/1/2035	11,162,796	10,817,629
5.5%, with various maturities from 2/1/2017 until 11/1/2033 (c)	6,071,426	6,015,682
6.5%, 9/1/2032 (c)	227,301	233,353
7.0%, with various maturities from 5/1/2029 until 8/1/2035	6,001,110	6,241,129
7.5%, with various maturities from 1/1/2027 until 5/1/2032	271,373	285,163
8.0%, 11/1/2030	5,161	5,504
8.5%, 7/1/2030	5,137	5,558
	Principal Amount ($)	Value ($)

Federal National Mortgage Association:
4.538%*, 1/1/2035	1,492,867	1,469,562
4.554%*, 2/1/2035	2,194,150	2,167,941
4.62%*, 1/1/2035	1,784,496	1,770,106
4.674%*, 2/1/2035	1,387,959	1,378,168
4.742%*, 5/1/2035	2,215,750	2,191,039
5.0%, with various maturities from 4/1/2020 until 10/1/2033	3,868,439	3,813,530
5.5%, with various maturities from 1/1/2033 until 6/1/2035	12,743,900	12,633,667
6.0%, 9/1/2035	7,217,661	7,285,327
6.5%, with various maturities from 9/1/2030 until 6/1/2035	4,269,523	4,385,156
7.0%, with various maturities from 9/1/2013 until 7/1/2034	996,811	1,039,999
7.5%, with various maturities from 9/1/2028 until 3/1/2032	2,194,309	2,300,062
8.0%, 12/1/2024	19,220	20,542
Total Agencies Not Backed by the Full Faith Credit of the US Government (Cost $88,596,618)		87,624,616

US Treasury Obligations 5.2%
US Treasury Bills, 3.75%**, 1/19/2006 (a)	165,000	164,691
US Treasury Notes:
4.0%, 8/31/2007	3,000,000	2,980,077
4.375%, 11/15/2008	6,000,000	6,000,936
4.5%, 11/15/2015	6,000,000	6,049,218
Total US Treasury Obligations (Cost $15,208,396)		15,194,922

Collateralized Mortgage Obligations 11.3%
Federal Home Loan Mortgage Corp.:
"PO", Series 228, Principal Only, 0.99%, 2/1/2035	2,249,016	1,780,008
"ZC", Series 2972, 4.5%, 5/15/2020	492,542	489,914
"PF", Series 2962, 4.619%*, 3/15/2035	4,157,994	4,149,487
"IO", Series 228, Interest Only, 6.0%***, 2/1/2035	2,249,016	496,365
Federal National Mortgage Association:
"L0", Series 2005-50, Principal Only, Zero Coupon, 6/25/2035	1,614,347	1,383,061
"IN", Series 2003-84, Interest Only, 4.5%***, 4/25/2013	3,244,876	178,685
"PF", Series 2005-59, 4.629%*, 5/25/2035	3,079,011	3,076,739
	Principal Amount ($)	Value ($)

Government National Mortgage Association:
"DA", Series 2005-45, 4.55%*, 6/16/2035	9,476,008	9,454,855
"FB", Series 2005-43, 4.57%*, 2/17/2032	4,215,625	4,178,583
"FA", Series 2005-18, 4.57%*, 10/20/2032	3,000,000	2,996,702
"FH", Series 1999-18, 4.62%*, 5/16/2029	2,422,481	2,429,488
"FB", Series 2001-28, 4.87%*, 6/16/2031	1,349,273	1,361,886
"IB", Series 2003-86, Interest Only, 5.0%***, 1/20/2029	4,550,000	755,785
Total Collateralized Mortgage Obligations (Cost $32,855,454)		32,731,558
	Shares	Value ($)

Cash Equivalents 5.3%
Cash Management QP Trust, 4.26% (b) (Cost $15,412,261)	15,412,261	15,412,261
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $315,401,835)+	107.8	313,087,787
Other Assets and Liabilities, Net	(7.8)	(22,688,138)
Net Assets	100.0	290,399,649

Notes to DWS Government & Agency Securities VIP Portfolio of Investments

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

** Annualized yield at time of purchase; not a coupon rate.

*** These securities are shown at their current rate as of December 31, 2005.

+ The cost for federal income tax purposes was $315,433,634. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $2,345,847. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $616,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,962,459.

(a) At December 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Mortgage dollar rolls included.

(d) When-issued or forward delivery pools included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation ($)
10 Year US Treasury Note	3/22/2006	121	13,096,717	13,238,156	141,439

At December 31, 2005, open futures contracts sold were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Depreciation ($)
2 Year US Treasury Note	3/31/2006	30	6,153,649	6,155,625	(1,976)
10 Year Interest Rate Swap	3/13/2006	86	9,220,793	9,301,438	(80,645)
Total net unrealized depreciation					(82,621)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments Investments in securities, at value (cost $299,989,574)	$ 297,675,526
Investments in Cash Management QP Trust, (cost $15,412,261)	15,412,261
Total investments in securities at value, cost ($315,401,835)	313,087,787
Receivable for investments sold	42,445,941
Interest receivable	1,643,842
Receivable for Portfolio shares sold	185,467
Other assets	7,983
Total assets	357,371,020
Liabilities
Payable for investments purchased	29,088,756
Payable for when issued and forward delivery securities	11,104,750
Payable for investments purchased — mortgage dollar rolls	26,330,493
Deferred mortgage dollar roll income	17,843
Payable for Portfolio shares redeemed	140,029
Payable for daily variation margin on open futures contracts	5,016
Accrued management fee	139,179
Other accrued expenses and payables	145,305
Total liabilities	66,971,371
Net assets, at value	$ 290,399,649
Net Assets
Net assets consist of: Undistributed net investment income	10,160,924
Net unrealized appreciation (depreciation) on: Investments	(2,314,048)
Futures	58,818
Accumulated net realized gain (loss)	(116,321)
Paid-in capital	282,610,276
Net assets, at value	$ 290,399,649
Class A Net Asset Value, offering and redemption price per share ($243,450,554 ÷ 19,851,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.26
Class B Net Asset Value, offering and redemption price per share ($46,949,095 ÷ 3,838,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.23
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Interest	$ 13,283,012
Interest — Cash Management QP Trust	718,047
Mortgage dollar roll income	950,158
Total Income	14,951,217
Expenses: Management fee	1,713,621
Custodian fees	21,736
Distribution service fees (Class B)	120,593
Record keeping fees (Class B)	63,716
Auditing	59,225
Legal	13,858
Trustees' fees and expenses	14,404
Reports to shareholders	100,187
Other	54,408
Total expenses before expense reductions	2,161,748
Expense reductions	(4,771)
Total expenses after expense reductions	2,156,977
Net investment income (loss)	12,794,240
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(579,280)
Futures	(206,932)
Net increase from payments by affiliates and net gains (looses) realized on the disposal of investments in violation of restrictions.	—
(786,212)
Net unrealized appreciation (depreciation) during the period on: Investments	(4,362,726)
Futures	38,486
(4,324,240)
Net gain (loss) on investment transactions	(5,110,452)
Net increase (decrease) in net assets resulting from operations	$ 7,683,788

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 12,794,240	$ 12,286,972
Net realized gain (loss) on investment transactions	(786,212)	1,566,054
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,324,240)	(1,060,975)
Net increase (decrease) in net assets resulting from operations	7,683,788	12,792,051
Distributions to shareholders from: Net investment income: Class A	(10,824,223)	(8,701,916)
Class B	(1,736,774)	(986,391)
Net realized gains: Class A	(2,099,899)	(2,734,888)
Class B	(374,454)	(359,519)
Portfolio share transactions: Class A Proceeds from shares sold	24,046,411	20,190,555
Reinvestment of distributions	12,924,122	11,436,803
Cost of shares redeemed	(67,354,142)	(97,935,807)
Net increase (decrease) in net assets from Class A share transactions	(30,383,609)	(66,308,449)
Class B Proceeds from shares sold	3,998,526	23,191,368
Reinvestment of distributions	2,111,228	1,345,911
Cost of shares redeemed	(7,544,629)	(13,460,654)
Net increase (decrease) in net assets from Class B share transactions	(1,434,875)	11,076,625
Increase (decrease) in net assets	(39,170,046)	(55,222,487)
Net assets at beginning of period	329,569,695	384,792,182
Net assets at end of period (including undistributed net investment income of $10,160,924 and $10,896,663, respectively)	$ 290,399,649	$ 329,569,695
Other Information
Class A Shares outstanding at beginning of period	22,309,252	27,631,433
Shares sold	1,970,071	1,635,527
Shares issued to shareholders in reinvestment of distributions	1,082,422	932,855
Shares redeemed	(5,509,943)	(7,890,563)
Net increase (decrease) in Class A shares	(2,457,450)	(5,322,181)
Shares outstanding at end of period	19,851,802	22,309,252
Class B Shares outstanding at beginning of period	3,952,379	3,055,787
Shares sold	326,302	1,876,522
Shares issued to shareholders in reinvestment of distributions	176,820	109,781
Shares redeemed	(616,699)	(1,089,711)
Net increase (decrease) in Class B shares	(113,577)	896,592
Shares outstanding at end of period	3,838,802	3,952,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.55	$ 12.54	$ 12.84	$ 12.32	$ 11.96
Income (loss) from investment operations: Net investment income[b]	.51	.44	.31	.62	.61
Net realized and unrealized gain (loss) on investment transactions	(.20)	.03	(.04)	.35	.25
Total from investment operations	.31	.47	.27	.97	.86
Less distributions from: Net investment income	(.50)	(.35)	(.35)	(.45)	(.50)
Net realized gain on investment transactions	(.10)	(.11)	(.22)	—	—
Total distributions	(.60)	(.46)	(.57)	(.45)	(.50)
Net asset value, end of period	$ 12.26	$ 12.55	$ 12.54	$ 12.84	$ 12.32
Total Return (%)	2.57[e]	3.75[d]	2.26	8.05	7.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	280	347	551	305
Ratio of expenses (%)	.63	.61	.61	.59	.60
Ratio of net investment income (%)	4.17	3.59	2.50	4.96	5.06
Portfolio turnover rate (%)	191[c]	226[c]	511[c]	534[c]	334

[a] As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[d] Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

[e] Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 12.51	$ 12.82	$ 12.36
Income (loss) from investment operations: Net investment income[b]	.47	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.21)	.02	(.04)	.15
Total from investment operations	.26	.42	.23	.46
Less distributions from: Net investment income	(.45)	(.30)	(.32)	—
Net realized gain on investment transactions	(.10)	(.11)	(.22)	—
Total distributions	(.55)	(.41)	(.54)	—
Net asset value, end of period	$ 12.23	$ 12.52	$ 12.51	$ 12.82
Total Return (%)	2.24e	3.36[d]	1.83	3.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	49	38	3
Ratio of expenses (%)	1.02	1.00	.98	.84*
Ratio of net investment income (%)	3.78	3.21	2.13	4.95*
Portfolio turnover rate (%)	191[c]	226[c]	511[c]	534[c]

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[d] Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

[e] Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Growth Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Growth Allocation VIP from 8/16/2004 to 12/31/2005
[] DWS Growth Allocation VIP — Class B [] Russell 1000 Index

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Growth Allocation VIP		1-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,602	$11,694
	Average annual total return	6.02%	12.08%
Russell 1000 Index	Growth of $10,000	$10,627	$11,815
	Average annual total return	6.27%	13.33%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns begin August 31, 2004.

Information About Your Portfolio's Expenses

DWS Growth Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,056.10
Expenses Paid per $1,000*	$ 3.01
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,022.28
Expenses Paid per $1,000*	$ 2.96
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,056.10
Expenses Paid per $1,000**	$ 6.58
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,018.80
Expenses Paid per $1,000**	$ 6.46

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.58%
Estimated Indirect Expenses of Underlying DWS Portfolios	.69%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.27%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Growth Allocation VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year, and returns of the various asset classes were generally close to one another.

For the 12 months ended December 31, 2005, DWS Growth Allocation VIP had a return of 6.02% (Class B shares, unadjusted for contract charges). Since this Portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the Portfolio's return with the returns of indices that represent the major asset classes. As anticipated, since this Portfolio invests in a blend of equity and bond securities, its return was above that of the major bond indices but below that of the equity indices. This Portfolio outperformed its Lipper peer group of Lipper Flexible Portfolio Funds category, which had an average return of 4.88%. The Portfolio's strategic allocation of 75% equity and 25% fixed income contributed to performance relative to the peer group because the allocation for funds in the group averages 60% equities and 40% bonds.

The Portfolio's allocation between stocks and bonds remained close to its target of 75% equity and 25% fixed income during 2005, but with equities above 75% in 11 months of the year. This overweight was positive for returns, as equities outperformed bonds. An especially positive factor in performance was an overweight in international equities through most of the year, as foreign markets were stronger than the US market; however, a reduction in the international position late in the year detracted from performance.

In the equity portion of the Portfolio, a slight bias toward value-oriented holdings established in July detracted from performance. Among underlying equity funds, large-cap funds contributed to positive relative performance, with seven of the 10 funds achieving performance above the Russell 1000 Index. Several of the growth-oriented funds that were overweight in energy, a sector that was strong during 2005, performed particularly well. The two small-cap portfolios did well, so that small cap made a net contribution to overall performance, even though small-cap stocks as a category underperformed large-cap stocks.

Within the fixed-income portion of the Portfolio (which comprises cash equivalents and bonds), performance of the high-yield portion was excellent, with returns significantly above the high-yield benchmark, the Credit Suisse First Boston High Yield Index. However, since this is a small position that was underweighted, the strong performance did not offset underperformance of the much larger investment-grade bond portion.

Inna Okounkova Robert Wang

Co-Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lipper Flexible Portfolio is a category that allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Equities are represented by the Russell 1000 Index, which is a price-only index of the 1,000 largest capitalized companies domiciled in the United States. Bonds are represented by the Lehman Brothers Aggregate Bond Index which measures domestic taxable investment-grade bonds. Cash is represented by the rate of return of 3-month Treasury bills.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Growth Allocation VIP

Asset Allocation	12/31/05	12/31/04

Equity Funds	75%	73%
Fixed Income Funds	14%	25%
Cash Equivalents	11%	2%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 129. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Growth Allocation VIP

	Shares	Value ($)

Equity Funds 75.4%
DWS Blue Chip VIP "A"	1,078,695	16,050,984
DWS Capital Growth VIP "A"	496,327	8,387,928
DWS Davis Venture Value VIP "A"	793,087	9,905,657
DWS Dreman High Return Equity VIP "A"	501,178	6,720,793
DWS Dreman Small Cap Value VIP "A"	476,879	9,528,045
DWS Global Opportunities VIP "A"	5,137	77,052
DWS Growth and Income VIP "A"	3,041,589	29,564,249
DWS International Select Equity VIP "A"	72,040	954,524
DWS International VIP "A"	795,861	8,635,091
DWS Janus Growth Opportunities VIP "A"	1,243,548	10,396,065
DWS Large Cap Value VIP "A"	1,200,895	18,986,151
DWS MFS Strategic Value VIP "A"	995,701	10,663,963
DWS Mid Cap Growth VIP "A"	103,545	1,172,134
DWS RREEF Real Estate Securities VIP "A"	308,398	5,113,241
DWS Small Cap Growth VIP "A"	480,953	6,483,241
DWS Templeton Foreign Value VIP "A"	537,340	6,141,803
Total Equity Funds (Cost $140,987,890)		148,780,921
	Shares	Value ($)

Fixed Income Funds 13.3%
DWS Core Fixed Income VIP "A"	1,882,349	22,230,543
DWS Government & Agency Securities VIP "A"	110,080	1,349,577
DWS High Income VIP "A"	159,386	1,311,744
DWS Strategic Income VIP "A"	113,998	1,310,977
Total Fixed Income Funds (Cost $26,181,725)		26,202,841

Cash Equivalents 11.1%
Cash Management QP Trust, 4.26% (a) (Cost $22,024,443)	22,024,442	22,024,443
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $189,194,058)+	99.8	197,008,205
Other Assets and Liabilities, Net	0.2	373,899
Net Assets	100.0	197,382,104

Notes to DWS Growth Allocation VIP Portfolio of Investments

+ The cost for federal income tax purposes was $189,304,861. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $7,703,344. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,420,913 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $717,569.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $167,169,615)	$ 174,983,762
Investment in Cash Management QP Trust (cost $22,024,443)	22,024,443
Total investments in securities, at value (cost $189,194,058)	197,008,205
Interest receivable	74,953
Receivable for Portfolio shares sold	441,076
Other assets	3,836
Total assets	197,528,070
Liabilities
Payable for Portfolio shares redeemed	11,247
Accrued management fee	16,706
Other accrued expenses and payables	118,013
Total liabilities	145,966
Net assets, at value	$ 197,382,104
Net Assets
Net assets consist of: Undistributed net investment income	1,575,496
Net unrealized appreciation (depreciation) on investments	7,814,147
Accumulated net realized gain (loss)	1,522,296
Paid-in capital	186,470,165
Net assets, at value	$ 197,382,104
Class B Net Asset Value, offering and redemption price per share ($197,382,104 ÷ 16,920,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.67
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Income distribution from Underlying Affiliated Portfolios	$ 1,402,778
Interest — Cash Management QP Trust	388,363
Total Income	1,791,141
Expenses: Management fee	166,261
Custodian and accounting fees	69,372
Distribution service fees (Class B)	277,101
Record keeping fees (Class B)	155,419
Auditing	17,967
Legal	15,122
Trustees' fees and expenses	3,029
Reports to shareholders	12,395
Offering costs	587
Other	2,062
Total expenses before expense reductions	719,315
Expense reductions	(55,420)
Total expenses after expense reductions	663,895
Net investment income (loss)	1,127,246
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	815,491
Capital gain distributions from Underlying Affiliated Portfolios	1,163,175
1,978,666
Net unrealized appreciation (depreciation) during the period on investments	5,737,112
Net gain (loss) on investment transactions	7,715,778
Net increase (decrease) in net assets resulting from operations	$ 8,843,024

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 1,127,246	$ (51,234)
Net realized gain (loss) on investment transactions	1,978,666	143,332
Net unrealized appreciation (depreciation) during the period on investment transactions	5,737,112	2,077,035
Net increase (decrease) in net assets resulting from operations	8,843,024	2,169,133
Distributions to shareholders from: Net realized gains: Class B	(144,613)	—
Portfolio share transactions: Class B Proceeds from shares sold	143,559,919	45,093,561
Reinvestment of distributions	144,613	—
Cost of shares redeemed	(2,017,170)	(266,363)
Net increase (decrease) in net assets from Class B share transactions	141,687,362	44,827,198
Increase (decrease) in net assets	150,385,773	46,996,331
Net assets at beginning of period	46,996,331	—
Net assets at end of period (including undistributed net investment income of $1,575,496 and $0, respectively)	$ 197,382,104	$ 46,996,331
Other Information
Class B Shares outstanding at beginning of period	4,262,187	—
Shares sold	12,825,648	4,287,740
Shares issued to shareholders in reinvestment of distributions	13,341	—
Shares redeemed	(180,865)	(25,553)
Net increase (decrease) in Class B shares	12,658,124	4,262,187
Shares outstanding at end of period	16,920,311	4,262,187
a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.03	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.11	(.03)
Net realized and unrealized gain (loss) on investment transactions	.55	1.06
Total from investment operations	.66	1.03
Less distributions from: Net realized gain on investment transactions	(.02)	—
Net asset value, end of period	$ 11.67	$ 11.03
Total Return (%)[c,d]	6.02	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	47
Ratio of expenses before expense reductions (%)[e]	.65	1.38*
Ratio of expenses after expense reductions (%)[e]	.60	0.75*
Ratio of net investment income (%)	1.01	(0.69)*
Portfolio turnover rate (%)	20	15*

[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not maintained some Underlying Portfolios' expenses.

[e] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index [] Citigroup Long-Term High Yield Bond Index

The Credit Suisse High Yield Index (CSFB) is an unmanaged index that is market-
weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's. The Citigroup Long-Term High Yield Bond Index (formerly known as Salomon Smith Barney Long-Term High Yield Bond Index) is an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,389	$14,554	$14,891	$17,941
	Average annual total return	3.89%	13.32%	8.29%	6.02%
Credit Suisse High Yield Index	Growth of $10,000	$10,226	$14,647	$15,978	$19,920
	Average annual total return	2.26%	13.57%	9.83%	7.13%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000	$10,223	$16,370	$19,382	$27,730
	Average annual total return	2.23%	17.86%	14.15%	10.74%
DWS High Income VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$10,341	$14,389	$14,748
	Average annual total return		3.41%	12.89%	11.74%
Credit Suisse High Yield Index	Growth of $10,000		$10,226	$14,647	$15,078
	Average annual total return		2.26%	13.57%	12.42%
Citigroup Long-Term High Yield Bond Index	Growth of $10,000		$10,223	$16,370	$17,902
	Average annual total return		2.23%	17.86%	18.06%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,030.00	$ 1,026.20
Expenses Paid per $1,000*	$ 3.74	$ 5.82
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.53	$ 1,019.46
Expenses Paid per $1,000*	$ 3.72	$ 5.80

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.73%	1.14%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS High Income VIP

High-yield was one of the best-performing areas within the bond market in 2005. Despite concerns about rising interest rates, higher commodity prices and the impact of the Gulf Coast hurricanes, the market's solid fundamental underpinnings remained in place. Helped by low interest rates and the strength of the US economy, high-yield companies generally maintained sound financial positions. Probably the best indication of solid fundamentals in the high yield market was the continuation of low defaults — at year-end Moody's 12-month rolling default rate stood at 1.80%, lower than at the close of 2004.

The portfolio's Class A shares produced a return of 3.89% in 2005 (Class A shares unadjusted for contract charges). We remained focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. Overweight positions in General Motors Acceptance Corporation and emerging market bonds were positive contributors to return. An underweight in Adelphia Communications (not in the portfolio at the end of the reporting period) also helped, as did an overweight in middle-tier securities. However, overweight positions in Tembec Industries Inc. and GEO Specialty Chemicals detracted from results.

The robust economy continues to translate into sound fundamentals for the high-yield market. Still, we believe the low default environment the high-yield market currently enjoys will not last forever, meaning that good security selection is paramount at this point in the cycle.

Andrew P. Cestone

Lead Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS High Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Corporate Bonds	80%	74%
Foreign Bonds — US$ Denominated	13%	20%
Cash Equivalents	2%	2%
Foreign Bonds — Non US$ Denominated	1%	2%
Asset Backed	1%	1%
Convertible Bonds	1%	1%
Loan Participations	1%	—
Stocks	1%	—
	100%	100%
Corporate and Foreign Bond Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04

Consumer Discretionary	24%	24%
Financials	15%	9%
Industrials	14%	14%
Materials	14%	16%
Telecommunication Services	9%	14%
Energy	8%	7%
Utilities	6%	5%
Information Technology	3%	2%
Consumer Staples	3%	4%
Health Care	3%	3%
Sovereign Bonds	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 79.1%
Consumer Discretionary 20.4%
155 East Tropicana LLC, 8.75%, 4/1/2012 (b)	855,000	822,937
Adesa, Inc., 7.625%, 6/15/2012	325,000	323,375
Affinia Group, Inc., 9.0%, 11/30/2014	1,310,000	1,034,900
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	1,635,000	1,479,675
AutoNation, Inc., 9.0%, 8/1/2008	940,000	1,009,325
Aztar Corp., 7.875%, 6/15/2014 (b)	2,115,000	2,215,462
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009	390,000	393,900
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	485,000	524,406
9.375%, 2/15/2007	580,000	603,925
Charter Communications Holdings LLC:
9.625%, 11/15/2009	500,000	370,000
10.25%, 9/15/2010 (b)	3,210,000	3,193,950
144A, 11.0%, 10/1/2015	3,337,000	2,803,080
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	1,575,000	1,197,000
CSC Holdings, Inc.:
7.25%, 7/15/2008	535,000	533,663
7.875%, 12/15/2007	1,869,000	1,901,707
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,832,000	5,653,440
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	1,480,000	1,221,000
EchoStar DBS Corp., 6.625%, 10/1/2014	520,000	498,550
Foot Locker, Inc., 8.5%, 1/15/2022	920,000	972,900
Ford Motor Co., 7.45%, 7/16/2031 (b)	240,000	163,200
General Motors Corp., 8.25%, 7/15/2023 (b)	230,000	147,775
Goodyear Tire & Rubber Co.:
144A, 9.0%, 7/1/2015	50,000	49,250
11.25%, 3/1/2011	2,075,000	2,324,000
Gregg Appliances, Inc., 9.0%, 2/1/2013	385,000	348,425
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	1,670,000	1,569,800
Hertz Corp., 144A, 8.875%, 1/1/2014 (b)	1,885,000	1,920,344
ITT Corp., 7.375%, 11/15/2015	500,000	542,500
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	3,605,000	3,825,806
Levi Strauss & Co.:
8.804%**, 4/1/2012	820,000	826,150
12.25%, 12/15/2012	175,000	195,125
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	50,000	46,588
7.875%, 7/15/2009 (b)	45,000	47,417
8.5%, 7/15/2029 (b)	205,000	203,017
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	390,000	415,838
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	605,000	560,381
	Principal Amount ($)(a)	Value ($)

Mediacom LLC, 9.5%, 1/15/2013 (b)	295,000	287,994
MGM MIRAGE:
8.375%, 2/1/2011 (b)	1,675,000	1,792,250
9.75%, 6/1/2007	950,000	1,001,062
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	600,000	640,500
NCL Corp., 10.625%, 7/15/2014	755,000	779,538
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,840,000	1,306,400
Paxson Communications Corp., Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (b)	210,000	222,338
Petro Stopping Centers, 9.0%, 2/15/2012 (b)	1,161,000	1,166,805
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	1,710,000	1,821,150
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,788,000	1,725,420
PRIMEDIA, Inc.:
8.875%, 5/15/2011	630,000	581,175
9.715%**, 5/15/2010 (b)	1,915,000	1,840,794
Renaissance Media Group LLC, 10.0%, 4/15/2008	955,000	956,194
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	2,145,000	2,375,587
Schuler Homes, Inc., 10.5%, 7/15/2011 (b)	1,455,000	1,564,125
SGS International, Inc., 144A, 12.0%, 12/15/2013	500,000	500,822
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014 (b)	2,100,000	1,134,000
7.875%, 1/15/2014 (b)	450,000	416,250
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	143,000	147,290
8.75%, 12/15/2011	3,135,000	3,299,587
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013 (b)	2,150,000	2,117,750
Toys "R" Us, Inc.:
6.875%, 8/1/2006	245,000	243,775
7.375%, 10/15/2018	921,000	663,120
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	3,765,000	3,670,875
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	2,440,000	2,738,900
11.75%, 2/15/2013 EUR	380,000	519,614
United Auto Group, Inc., 9.625%, 3/15/2012	1,370,000	1,441,925
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	395,000	414,256
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	2,501,934	2,664,560
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (b)	3,375,000	2,974,219
10.0%, 3/1/2011 (b)	425,000	397,906
		81,344,992
	Principal Amount ($)(a)	Value ($)

Consumer Staples 2.7%
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	1,345,000	1,183,600
Birds Eye Foods, Inc., 11.875%, 11/1/2008	578,000	589,560
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	600,000	474,000
Delhaize America, Inc.:
8.05%, 4/15/2027	190,000	194,938
9.0%, 4/15/2031	540,000	634,834
GNC Corp., 8.5%, 12/1/2010	160,000	137,600
Harry & David Holdings, Inc., 9.41%**, 3/1/2012	390,000	392,925
North Atlantic Trading Co., 9.25%, 3/1/2012	4,095,000	2,702,700
Swift & Co.:
10.125%, 10/1/2009	685,000	707,263
12.5%, 1/1/2010	1,295,000	1,362,987
Viskase Co., Inc., 11.5%, 6/15/2011	2,380,000	2,534,700
		10,915,107
Energy 6.4%
Belden & Blake Corp., 8.75%, 7/15/2012	2,045,000	2,085,900
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015 (b)	1,310,000	1,355,850
Chesapeake Energy Corp.:
6.5%, 8/15/2017	590,000	592,950
6.875%, 1/15/2016	1,350,000	1,383,750
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	390,000	384,150
7.125%, 5/15/2018 (b)	655,000	582,950
7.625%, 10/15/2026	435,000	387,150
8.75%, 2/15/2012 (b)	185,000	199,800
144A, 9.875%, 7/15/2010	2,805,000	3,074,981
El Paso Production Holding Corp., 7.75%, 6/1/2013	955,000	990,812
Frontier Oil Corp., 6.625%, 10/1/2011	390,000	397,800
Mission Resources Corp., 9.875%, 4/1/2011	90,000	94,500
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,595,000	1,595,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	1,595,000	1,411,575
Sonat, Inc., 7.0%, 2/1/2018	195,000	185,250
Southern Natural Gas, 8.875%, 3/15/2010	1,615,000	1,725,975
Stone Energy Corp.:
6.75%, 12/15/2014 (b)	2,500,000	2,368,750
8.25%, 12/15/2011	1,290,000	1,331,925
Transmeridian Exploration, Inc., 12.0%**, 12/15/2010	455,000	527,800
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	3,300,000	3,597,000
8.75%, 3/15/2032	1,115,000	1,293,400
		25,567,268
Financials 12.8%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	200,000	216,250
11.0%, 7/31/2010	640,000	721,600
12.0%, 7/31/2009	668,000	730,625
AmeriCredit Corp., 9.25%, 5/1/2009	3,385,000	3,562,712
	Principal Amount ($)(a)	Value ($)

Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	1,430,000	1,288,788
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	385,000	233,874
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013 (b)	1,355,000	1,371,937
7.875%, 12/1/2015	1,165,000	1,202,863
8.0%, 6/15/2011	665,000	691,600
Exopack Holding Corp., 9.59%, 11/16/2006	3,250,000	3,250,000
Ford Motor Credit Co.:
6.5%, 1/25/2007	610,000	590,157
7.25%, 10/25/2011	4,820,000	4,163,786
7.375%, 10/28/2009	4,330,000	3,840,216
General Motors Acceptance Corp.:
5.22%**, 3/20/2007	635,000	599,792
6.875%, 9/15/2011	2,180,000	1,988,040
8.0%, 11/1/2031 (b)	13,543,000	12,972,582
H&E Equipment/Finance, 11.125%, 6/15/2012	1,525,000	1,685,125
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	1,720,000	1,771,600
PXRE Capital Trust I, 8.85%, 2/1/2027	1,090,000	1,070,925
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	1,605,000	1,809,637
Radnor Holdings Corp., 11.0%, 3/15/2010	1,260,000	1,020,600
Stripes Acquisition LLC, 144A, 10.625%, 12/15/2013	490,000	497,350
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,530,000	1,216,350
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	910,000	900,900
UGS Corp., 10.0%, 6/1/2012	1,215,000	1,324,350
Universal City Development, 11.75%, 4/1/2010	2,095,000	2,349,019
		51,070,678
Health Care 2.0%
Accellent, Inc., 144A, 10.5%, 12/1/2013	1,245,000	1,276,125
Eszopiclone Royalty Subordinated LLC, 12.0%, 3/15/2014	450,000	450,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	2,700,000	2,700,000
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	340,000	328,950
Series B, 9.875%, 11/1/2011 (b)	458,000	345,790
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	2,860,000	2,838,550
		7,939,415
Industrials 11.2%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	2,228,000	2,289,270
Allied Security Escrow Corp., 11.375%, 7/15/2011	1,404,000	1,353,516
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (b)	735,000	696,413
Series B, 9.25%, 9/1/2012	1,750,000	1,894,375
American Color Graphics, 10.0%, 6/15/2010	1,340,000	936,325
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	650,000	630,500
	Principal Amount ($)(a)	Value ($)

Beazer Homes USA, Inc.:
6.875%, 7/15/2015 (b)	85,000	81,494
8.375%, 4/15/2012	1,110,000	1,154,400
8.625%, 5/15/2011	1,225,000	1,280,125
Browning-Ferris Industries:
7.4%, 9/15/2035	1,910,000	1,690,350
9.25%, 5/1/2021	430,000	442,900
Case New Holland, Inc., 9.25%, 8/1/2011	2,270,000	2,428,900
Cenveo Corp., 7.875%, 12/1/2013 (b)	1,117,000	1,077,905
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	1,750,000	1,540,000
Columbus McKinnon Corp., 10.0%, 8/1/2010	648,000	717,660
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	485,000	475,300
144A, 10.5%, 7/1/2013	1,575,000	1,527,750
Congoleum Corp., 8.625%, 8/1/2008*	1,200,000	1,195,500
Cornell Companies, Inc., 10.75%, 7/1/2012	650,000	672,750
Dana Corp., 7.0%, 3/1/2029 (b)	1,603,000	1,150,153
DRS Technologies, Inc., 6.875%, 11/1/2013	305,000	291,656
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	2,730,000	2,907,450
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,320,000	1,224,730
8.875%, 4/1/2012	1,705,000	1,771,688
Kansas City Southern, 9.5%, 10/1/2008	2,725,000	2,949,812
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,190,000	2,102,400
Millennium America, Inc., 9.25%, 6/15/2008	2,330,000	2,513,488
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	1,050,000	1,176,000
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	855,000	726,750
Ship Finance International Ltd., 8.5%, 12/15/2013	1,375,000	1,285,625
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (b)	560,000	499,100
10.375%, 7/1/2012	1,175,000	1,155,906
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	870,000	963,525
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	1,290,000	1,206,150
Xerox Capital Trust I, 8.0%, 2/1/2027	810,000	834,300
		44,844,166
Information Technology 2.8%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	55,000	56,719
10.5%, 6/15/2011	1,017,000	1,113,615
144A, 10.53%, 4/1/2010	150,000	154,687
Echelon Operating Co., 8.375%, 3/15/2010	934,000	863,950
L-3 Communications Corp.:
5.875%, 1/15/2015	200,000	194,000
144A, 6.375%, 10/15/2015	540,000	538,650
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	2,540,000	2,178,050
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	1,615,000	1,536,269
	Principal Amount ($)(a)	Value ($)

10.375%, 1/15/2010	2,263,000	2,500,615
SS&C Technologies, Inc., 144A, 11.75%, 12/1/2013	365,000	374,125
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	1,590,000	1,590,000
		11,100,680
Materials 9.3%
ARCO Chemical Co., 9.8%, 2/1/2020	3,665,000	4,113,962
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	1,615,000	791,350
9.75%, 4/15/2012	535,000	516,275
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	2,390,000	2,437,800
Constar International, Inc., 11.0%, 12/1/2012 (b)	365,000	266,450
Dayton Superior Corp.:
10.75%, 9/15/2008	930,000	897,450
13.0%, 6/15/2009 (b)	1,545,000	1,166,475
GEO Specialty Chemicals, Inc., 12.565%**, 12/31/2009	2,744,000	2,277,520
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (b)	2,290,000	2,186,950
8.875%, 5/15/2031	250,000	250,625
Huntsman LLC, 11.625%, 10/15/2010	1,992,000	2,268,390
IMC Global, Inc., 10.875%, 8/1/2013	2,450,000	2,814,437
International Steel Group, Inc., 6.5%, 4/15/2014	770,000	770,000
Massey Energy Co.:
6.625%, 11/15/2010	590,000	599,588
144A, 6.875%, 12/15/2013	490,000	494,288
MMI Products, Inc., Series B, 11.25%, 4/15/2007	2,075,000	1,950,500
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	2,432,000	2,663,040
144A, 13.0%, 9/30/2013	1,102,460	1,124,509
NewPage Corp., 10.5%**, 5/1/2012	1,105,000	1,093,950
Omnova Solutions, Inc., 11.25%, 6/1/2010	2,415,000	2,517,637
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	645,000	690,150
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,994,974	179,548
Pliant Corp., 11.625%, 6/15/2009 (PIK)*	11	12
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	705,000	518,175
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	300,000	328,875
TriMas Corp., 9.875%, 6/15/2012	2,291,000	1,890,075
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	505,000	437,456
United States Steel Corp., 9.75%, 5/15/2010	1,579,000	1,717,163
		36,962,650
Telecommunication Services 5.6%
AirGate PCS, Inc., 7.9%**, 10/15/2011	810,000	836,325
	Principal Amount ($)(a)	Value ($)

American Cellular Corp., Series B, 10.0%, 8/1/2011	535,000	580,475
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	1,390,000	1,445,600
8.375%, 1/15/2014 (b)	1,410,000	1,387,087
Dobson Communications Corp., 8.875%, 10/1/2013	735,000	733,162
Insight Midwest LP, 9.75%, 10/1/2009	615,000	633,450
LCI International, Inc., 7.25%, 6/15/2007	1,370,000	1,376,850
Level 3 Financing, Inc., 10.75%, 10/15/2011	255,000	226,313
MCI, Inc., 8.735%, 5/1/2014	3,645,000	4,032,281
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	5,225,000	5,514,037
Nextel Partners, Inc., 8.125%, 7/1/2011	965,000	1,031,344
Qwest Corp.:
7.25%, 9/15/2025	985,000	980,075
144A, 7.741%**, 6/15/2013	405,000	436,894
Rural Cellular Corp.:
9.75%, 1/15/2010	180,000	181,800
9.875%, 2/1/2010 (b)	180,000	189,900
144A, 10.041%**, 11/1/2012	180,000	181,350
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	642,000	595,455
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	95,000	101,175
Triton PCS, Inc., 8.5%, 6/1/2013	155,000	144,150
Ubiquitel Operating Co., 9.875%, 3/1/2011	585,000	647,887
US Unwired, Inc., Series B, 10.0%, 6/15/2012	990,000	1,113,750
		22,369,360
Utilities 5.9%
AES Corp., 144A, 8.75%, 5/15/2013	3,050,000	3,320,687
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	3,250,000	3,664,375
CMS Energy Corp.:
8.5%, 4/15/2011 (b)	1,505,000	1,638,569
9.875%, 10/15/2007	1,960,000	2,097,200
DPL, Inc., 6.875%, 9/1/2011	547,000	576,401
Mirant North America LLC, 144A, 7.375%, 12/31/2013	395,000	399,444
Mission Energy Holding Co., 13.5%, 7/15/2008	3,835,000	4,448,600
NorthWestern Corp., 5.875%, 11/1/2014	345,000	345,649
NRG Energy, Inc., 8.0%, 12/15/2013	2,315,000	2,581,225
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	4,000,000	4,400,000
		23,472,150
Total Corporate Bonds (Cost $324,073,173)		315,586,466

Foreign Bonds — US$ Denominated 12.8%
Consumer Discretionary 2.0%
Cablemas SA de CV, 144A, 9.375%, 11/15/2015	195,000	199,875
	Principal Amount ($)(a)	Value ($)

IESY Repository GmbH, 144A, 10.375%, 2/15/2015	335,000	348,400
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	2,455,000	2,688,225
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,470,000	1,547,175
Shaw Communications, Inc., 8.25%, 4/11/2010	1,010,000	1,084,487
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,757,000	1,440,740
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	740,000	699,300
		8,008,202
Energy 0.8%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	180,000	227,700
OAO Gazprom, 144A, 9.625%, 3/1/2013 (b)	1,815,000	2,189,344
Secunda International Ltd., 12.15%**, 9/1/2012	698,000	732,900
		3,149,944
Financials 1.3%
Conproca SA de CV, 12.0%, 6/16/2010	1,050,000	1,249,500
Doral Financial Corp., 5.004%**, 7/20/2007	2,335,000	2,269,723
Galaxy Entertainment Finance Co., Ltd., 144A, 9.875%, 12/15/2012	165,000	167,475
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	666,000	459,540
Telecom Personal SA, 10.0%, 10/15/2011	1,000,000	998,750
		5,144,988
Health Care 0.3%
Biovail Corp., 7.875%, 4/1/2010 (b)	1,330,000	1,378,213
Industrials 2.0%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	765,000	837,675
10.25%, 6/15/2007 (b)	2,835,000	2,990,925
12.5%, 6/15/2012	891,000	1,015,740
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	1,450,000	1,711,000
LeGrand SA, 8.5%, 2/15/2025	750,000	901,875
Stena AB, 9.625%, 12/1/2012	565,000	613,731
Supercanal Holding SA, (REG S), 11.5%, 5/15/2005*	100,000	15,000
		8,085,946
Materials 3.6%
Cascades, Inc., 7.25%, 2/15/2013 (b)	2,760,000	2,511,600
ISPAT Inland ULC, 9.75%, 4/1/2014	1,555,000	1,761,037
Novelis, Inc., 144A, 7.5%, 2/15/2015	2,845,000	2,652,962
Rhodia SA, 8.875%, 6/1/2011	2,185,000	2,239,625
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	35,000	37,538
Tembec Industries, Inc.:
8.5%, 2/1/2011	6,490,000	3,601,950
8.625%, 6/30/2009	2,970,000	1,692,900
		14,497,612
	Principal Amount ($)(a)	Value ($)

Sovereign Bonds 0.4%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	340,000	380,970
Republic of Argentina:
Zero Coupon, 12/15/2035	2,769,758	144,028
8.28%, 12/31/2033 (PIK) (b)	995,063	828,390
Republic of Venezuela, 10.75%, 9/19/2013	25,000	30,750
		1,384,138
Telecommunication Services 2.4%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	1,170,000	1,190,475
Embratel, Series B, 11.0%, 12/15/2008	572,000	647,790
Global Crossing UK Finance, 10.75%, 12/15/2014 (b)	965,000	887,800
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	285,000	229,425
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	600,000	609,750
Intelsat Ltd., 5.25%, 11/1/2008	950,000	865,687
Millicom International Cellular SA, 10.0%, 12/1/2013	495,000	511,088
Mobifon Holdings BV, 12.5%, 7/31/2010	2,100,000	2,436,000
Nortel Networks Ltd., 6.125%, 2/15/2006 (b)	2,050,000	2,050,000
		9,428,015
Total Foreign Bonds — US$ Denominated (Cost $53,549,667)		51,077,058

Foreign Bonds — Non US$ Denominated 1.1%
Consumer Discretionary 0.3%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	1,020,000	1,192,483
Consumer Staples 0.1%
Fage Dairy Industry SA, 144A, 7.5%, 1/15/2015 EUR	585,000	600,815
Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	720,000	790,608
Sovereign Bonds 0.5%
Republic of Argentina:
Zero Coupon, 12/15/2035 EUR	4,787,937	274,919
7.82%, 12/31/2033 (PIK) EUR	1,714,060	1,694,445
		1,969,364
Total Foreign Bonds — Non US$ Denominated (Cost $4,645,067)		4,553,270

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,560,000

	Principal Amount ($)(a)	Value ($)

Convertible Bond 0.6%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	1,620,000	1,603,800
144A, Series EURO, 7.5%, 9/25/2006	830,000	821,700
Total Convertible Bond (Cost $2,426,053)		2,425,500
	Shares	Value ($)

Preferred Stocks 0.3%
Paxson Communications Corp., 14.25% (PIK) (b) (Cost $1,318,018)	135	1,178,919
	Principal Amount ($)(a)	Value ($)

Loan Participations 0.7%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25, 12.25%**, 6/4/2010	737,500	737,500
Ineos Group Holdings PLC, LIBOR plus 5.15, 10.0%**, 12/16/2006	2,000,000	2,000,000
Total Loan Participations (Cost $2,737,500)		2,737,500
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A*	95	0
DeCrane Aircraft Holdings, Inc. 144A*	1,350	0
TravelCenters of America, Inc.*	345	43
Total Warrants (Cost $1,409)		43
	Units	Value ($)

Other Investments 0.5%
Hercules, Inc., (Bond Unit)	1,415,000	1,061,250
IdleAire Technologies Corp. (Bond Unit), 144A	1,355,000	993,500
SpinCycle, Inc., (Common Stock Unit)*	9,913	10,904
SpinCycle, Inc., "F" (Common Stock Unit)*	69	76
Total Other Investments (Cost $2,215,582)		2,065,730
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	3,870	1,935
GEO Specialty Chemicals, Inc.*	24,225	30,281
GEO Specialty Chemicals, Inc., 144A*	2,206	2,758
IMPSAT Fiber Networks, Inc.* (b)	24,432	168,824
Intermet Corp.*	9,137	106,274
Total Common Stocks (Cost $1,973,968)		310,072

	Shares	Value ($)

Convertible Preferred Stocks 0.1%
Consumer Discretionary
Paxson Communications Corp. 144A, 9.75%, (PIK) (Cost $207,250)	30	207,750

Securities Lending Collateral 15.5%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $61,812,770)	61,812,770	61,812,770

	Shares	Value ($)

Cash Equivalents 2.4%
Cash Management QP Trust, 4.26% (e) (Cost $9,669,112)	9,669,112	9,669,112
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $467,129,569)+	113.8	454,184,190
Other Assets and Liabilities, Net	(13.8)	(54,946,905)
Net Assets	100.0	399,237,285

Notes to DWS High Income VIP Portfolio of Investments

+ The cost for federal income tax purposes was $467,275,847. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $13,091,657. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,771,232 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,862,889.

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,075,002	1,195,500
Grupo Iusacell SA de CV, Series B	10.0%	7/15/2004	285,000	USD	182,087	229,425
Oxford Automotive, Inc.	12.0%	10/15/2010	1,994,974	USD	1,495,951	179,548
Pliant Corp.	11.625%	6/15/2009	11	USD	11	12
Supercanal Holding SA (Reg S)	11.5%	5/15/2005	100,000	USD	10,000	15,000
					2,763,051	1,619,485

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $60,482,960 which is 15.2% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

Currency Abbreviation
EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $395,647,687) — including $60,482,960 of securities loaned	$ 382,702,308
Investment in Daily Assets Fund Institutional (cost $61,812,770)*	61,812,770
Investment in Cash Management QP Trust (cost $9,669,112)	9,669,112
Total investments in securities, at value (cost $467,129,569)	454,184,190
Cash	939,625
Foreign currency, at value (cost $1,182,564)	1,184,841
Receivable for investments sold	95,391
Interest receivable	8,710,791
Receivable for Portfolio shares sold	1,828
Unrealized appreciation on forward foreign currency exchange contracts	6,698
Due from Advisor	27,576
Other assets	10,305
Total assets	465,161,245
Liabilities
Payable for investments purchased	3,446,710
Payable for Portfolio shares redeemed	215,705
Payable upon return of securities loaned	61,812,770
Unrealized depreciation on forward foreign currency exchange contracts	53,306
Accrued management fee	204,429
Other accrued expenses and payables	191,040
Total liabilities	65,923,960
Net assets, at value	$ 399,237,285
Net Assets
Net assets consist of: Undistributed net investment income	29,781,622
Net unrealized appreciation (depreciation) on: Investments	(12,945,379)
Foreign currency related transactions	(45,143)
Accumulated net realized gain (loss)	(112,190,764)
Paid-in capital	494,636,949
Net assets, at value	$ 399,237,285
Class A Net Asset Value, offering and redemption price per share ($343,577,831 ÷ 41,769,600 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.23
Class B Net Asset Value, offering and redemption price per share ($55,659,454 ÷ 6,770,189 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.22

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $114)	$ 311,021
Interest	36,013,635
Interest — Cash Management QP Trust	286,898
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	312,938
Total Income	36,924,492
Expenses: Management fee	2,468,117
Custodian fees	46,276
Distribution service fees (Class B)	139,382
Record keeping fees (Class B)	80,344
Auditing	58,150
Legal	15,503
Trustees' fees and expenses	18,805
Reports to shareholders	113,372
Other	194,008
Total expenses before expense reductions	3,133,957
Expense reductions	(11,015)
Total expenses after expense reductions	3,122,942
Net investment income	33,801,550
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,001,061
Foreign currency related transactions	280,032
1,281,093
Net unrealized appreciation (depreciation) during the period on: Investments	(20,276,002)
Foreign currency related transactions	822,389
(19,453,613)
Net gain (loss) on investment transactions	(18,172,520)
Net increase (decrease) in net assets resulting from operations	$ 15,629,030

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 33,801,550	$ 34,238,642
Net realized gain (loss) on investment transactions	1,281,093	9,470,236
Net unrealized appreciation (depreciation) on investment transactions during the period	(19,453,613)	5,291,376
Net increase (decrease) in net assets resulting from operations	15,629,030	49,000,254
Distributions to shareholders from: Net investment income: Class A	(33,565,659)	(29,352,659)
Class B	(5,270,980)	(3,056,845)
Portfolio share transactions: Class A Proceeds from shares sold	75,871,095	56,878,387
Reinvestment of distributions	33,565,659	29,352,659
Cost of shares redeemed	(139,459,552)	(119,443,412)
Net increase (decrease) in net assets from Class A share transactions	(30,022,798)	(33,212,366)
Class B Proceeds from shares sold	14,544,739	37,277,037
Reinvestment of distributions	5,270,980	3,056,845
Cost of shares redeemed	(17,547,469)	(23,434,006)
Net increase (decrease) in net assets from Class B share transactions	2,268,250	16,899,876
Increase (decrease) in net assets	(50,962,157)	278,260
Net assets at beginning of period	450,199,442	449,921,182
Net assets at end of period (including undistributed net investment income of $29,781,622 and $34,372,843, respectively)	$ 399,237,285	$ 450,199,442
Other Information
Class A Shares outstanding at beginning of period	44,826,321	48,977,744
Shares sold	9,379,235	6,841,589
Shares issued to shareholders in reinvestment of distributions	4,275,880	3,696,808
Shares redeemed	(16,711,836)	(14,689,820)
Net increase (decrease) in Class A shares	(3,056,721)	(4,151,423)
Shares outstanding at end of period	41,769,600	44,826,321
Class B Shares outstanding at beginning of period	6,474,194	4,421,727
Shares sold	1,758,405	4,504,371
Shares issued to shareholders in reinvestment of distributions	669,756	384,026
Shares redeemed	(2,132,166)	(2,835,930)
Net increase (decrease) in Class B shares	295,995	2,052,467
Shares outstanding at end of period	6,770,189	6,474,194

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.78	$ 8.43	$ 7.40	$ 8.13	$ 9.16
Income (loss) from investment operations: Net investment income[b]	.68	.67	.67	.75	.84
Net realized and unrealized gain (loss) on investment transactions	(.38)	.31	1.03	(.74)	(.59)
Total from investment operations	.30	.98	1.70	.01	.25
Less distributions from: Net investment income	(.85)	(.63)	(.67)	(.74)	(1.28)
Net asset value, end of period	$ 8.23	$ 8.78	$ 8.43	$ 7.40	$ 8.13
Total Return (%)	3.89	12.42	24.62	(.30)	2.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	344	393	413	329	335
Ratio of expenses (%)	.70	.66	.67	.66	.70
Ratio of net investment income (%)	8.27	8.11	8.62	10.07	9.89
Portfolio turnover rate (%)	100	162	165	138	77

[a] As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.77	$ 8.41	$ 7.39	$ 7.21
Income (loss) from investment operations: Net investment income[b]	.65	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	(.39)	.32	1.03	(.13)
Total from investment operations	.26	.96	1.67	.18
Less distributions from: Net investment income	(.81)	(.60)	(.65)	—
Net asset value, end of period	$ 8.22	$ 8.77	$ 8.41	$ 7.39
Total Return (%)	3.41	12.08	24.14	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	57	37	1
Ratio of expenses (%)	1.10	1.06	1.06	.92*
Ratio of net investment income (%)	7.87	7.71	8.23	8.78*
Portfolio turnover rate (%)	100	162	165	138
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Income Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Income Allocation VIP from 8/16/2004 to 12/31/2005
[] DWS Income Allocation VIP — Class B [] Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Income Allocation VIP		1-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,353	$10,860
	Average annual total return	3.53%	6.20%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,243	$10,369
	Average annual total return	2.43%	2.75%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns begin August 31, 2004.

Information About Your Portfolio's Expenses

DWS Income Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,018.80
Expenses Paid per $1,000*	$ 3.82
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.42
Expenses Paid per $1,000*	$ 3.82
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,018.80
Expenses Paid per $1,000**	$ 6.72
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,018.55
Expenses Paid per $1,000**	$ 6.72

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	0.75%
Estimated Indirect Expenses of Underlying DWS Portfolios	0.57%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.32%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Income Allocation VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year, and returns of the various asset classes were generally close to one another.

For the 12 months ended December 31, 2005, DWS Income Allocation VIP had a return of 3.53% (Class B shares, unadjusted for contract charges). Since this Portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the Portfolio's return with the returns of indices that represent the major asset classes. As anticipated, since this Portfolio invests in a blend of equity and bond securities, its return was above that of its major bond indices but below that of the equity indices. The Portfolio slightly underperformed the average return of its Lipper Flexible Portfolio Funds category peers — most of which have a higher percentage of equities than DWS Income Allocation VIP portfolio.

The Portfolio's allocation between stocks and bonds remained close to its target of 25% equity and 75% fixed income during 2005, but with equities overweighted throughout the year. This overweight was positive for returns, as equities outperformed bonds. An especially positive factor in performance was an overweight in international equities, as foreign markets were stronger than the US market. Decisions regarding cash position had an important effect on performance of this income-oriented Portfolio for the year. In June 2005, the target cash position was increased to 15%, with a corresponding reduction in the target position in bonds. (Cash and bonds together make up the 75% target for fixed-income securities in this Portfolio.) During the first half of the year, the cash position was maintained below the target. Beginning in July, the cash position was moved above the new higher target. Both of these decisions were positive for performance, as rising short-term interest rates pushed the return on cash-equivalent securities up.

Within the predominant fixed-income portion of the Portfolio, performance of the high-yield portion was excellent, but underperformance of the much larger investment-grade bond portion resulted in net underperformance in fixed-income. In the equity portion of the Portfolio, a slight bias toward value-oriented holdings established in July detracted from performance. Among underlying funds, the small-cap and growth holdings achieved the best results relative to the equity benchmarks, the Russell 1000 and Russell 2000 Indexes.

Inna Okounkova Robert Wang

Co-Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Lipper Flexible Portfolio is a category that allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

Equities are represented by the Russell 1000 Index, which is a price-only index of the 1,000 largest capitalized companies domiciled in the United States. Bonds are represented by the Lehman Brothers Aggregate Bond Index which measures domestic taxable investment-grade bonds. Cash is represented by the rate of return of 3-month Treasury bills.

Index returns assume reinvestment of all dividends and do not reflect fees or expenses. It is not possible to invest directly into an index or Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Income Allocation VIP

Asset Allocation	12/31/05	12/31/04

Fixed Income Funds	56%	72%
Equity Funds	25%	25%
Cash Equivalents	19%	3%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Income Allocation VIP

	Shares	Value ($)

Equity Funds 24.6%
DWS Blue Chip VIP "A"	23,280	346,408
DWS Capital Growth VIP "A"	5,401	91,274
DWS Davis Venture Value VIP "A"	14,483	180,893
DWS Dreman High Return Equity VIP "A"	15,459	207,309
DWS Dreman Small Cap Value VIP "A"	11,262	225,011
DWS Global Opportunities VIP "A"	186	2,794
DWS Growth and Income VIP "A"	58,515	568,764
DWS International Select Equity VIP "A"	1,475	19,546
DWS International VIP "A"	15,698	170,319
DWS Janus Growth Opportunities VIP "A"	31,878	266,503
DWS Large Cap Value VIP "A"	27,062	427,853
DWS MFS Strategic Value VIP "A"	11,367	121,740
DWS Mid Cap Growth VIP "A"	5,258	59,517
DWS RREEF Real Estate Securities VIP "A"	5,212	86,423
DWS Small Cap Growth VIP "A"	10,772	145,200
DWS Templeton Foreign Value VIP "A"	10,405	118,935
Total Equity Funds (Cost $2,852,508)		3,038,489
	Shares	Value ($)

Fixed Income Funds 55.9%
DWS Core Fixed Income VIP "A"	533,039	6,295,190
DWS Government & Agency Securities VIP "A"	481	5,897
DWS High Income VIP "A"	55,776	459,036
DWS Strategic Income VIP "A"	9,984	114,816
Total Fixed Income Funds (Cost $6,906,348)		6,874,939

Cash Equivalents 19.6%
Cash Management QP Trust, 4.26% (a) (Cost $2,404,189)	2,404,189	2,404,189

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $12,163,045)+	100.1	12,317,617
Other Assets and Liabilities, Net	(0.1)	(24,198)
Net Assets	100.0	12,293,419

Notes to DWS Income Allocation VIP Portfolio of Investments

+ The cost for federal income tax purposes was $12,194,529. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $123,088. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $190,239 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $67,151.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $9,758,856)	$ 9,913,428
Investment in Cash Management QP Trust (cost $2,404,189)	2,404,189
Total investments in securities, at value (cost $12,163,045)	12,317,617
Interest receivable	7,716
Other assets	280
Total assets	12,325,613
Liabilities
Payable for Portfolio shares redeemed	2,236
Other accrued expenses and payables	29,958
Total liabilities	32,194
Net assets, at value	$ 12,293,419
Net Assets
Net assets consist of: Undistributed net investment income	236,972
Net unrealized appreciation (depreciation) on investments	154,572
Accumulated net realized gain (loss)	18,754
Paid-in capital	11,883,121
Net assets, at value	$ 12,293,419
Class B Net Asset Value, offering and redemption price per share ($12,293,419 ÷ 1,133,437 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.85
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 201,733
Interest — Cash Management QP Trust	41,317
Total Income	243,050
Expenses: Management fee	13,116
Custodian and accounting fees	51,850
Distribution service fees (Class B)	21,861
Record keeping fees (Class B)	11,265
Auditing	17,679
Legal	13,832
Trustees' fees and expenses	61
Reports to shareholders	2,965
Offering costs	587
Other	702
Total expenses before expense reductions	133,918
Expense reductions	(68,244)
Total expenses after expense reductions	65,674
Net investment income (loss)	177,376
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gains (loss) from investments	20,522
Capital gain distributions from Underlying Affiliated Portfolios	59,010
79,532
Net unrealized appreciation (depreciation) during the period on investments	127,168
Net gain (loss) on investment transactions	206,700
Net increase (decrease) in net assets resulting from operations	$ 384,076

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 177,376	$ (1,559)
Net realized gain (loss) on investment transactions	79,532	4,596
Net unrealized appreciation (depreciation) during the period on investment transactions	127,168	27,404
Net increase (decrease) in net assets resulting from operations	384,076	30,441
Distributions to shareholders from: Net realized gain: Class B	(6,405)	—
Portfolio share transactions: Class B Proceeds from shares sold	12,600,777	1,899,687
Reinvestment of distributions	6,405	—
Cost of shares redeemed	(2,552,118)	(69,444)
Net increase (decrease) in net assets from Class B share transactions	10,055,064	1,830,243
Increase (decrease) in net assets	10,432,735	1,860,684
Net assets at beginning of period	1,860,684	—
Net assets at end of period (including undistributed net investment income of $236,972 and $0, respectively)	$ 12,293,419	$ 1,860,684
Other Information
Class B Shares outstanding at beginning of period	177,411	—
Shares sold	1,194,054	184,103
Shares issued to shareholders in reinvestment of distributions	615	—
Shares redeemed	(238,643)	(6,692)
Net increase (decrease) in Class B shares	956,026	177,411
Shares outstanding at end of period	1,133,437	177,411

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.49	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.21	(.02)
Net realized and unrealized gain (loss) on investment transactions	.16	.51
Total from investment operations	.37	.49
Less distributions from: Net realized gains on investment transactions	(.01)	—
Net asset value, end of period	$ 10.85	$ 10.49
Total Return (%)[c,d]	3.53	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	2
Ratio of expenses before expense reductions (%)[e]	1.53	21.20*
Ratio of expenses after expense reductions (%)[e]	.75	.75*
Ratio of net investment income (%)	2.03	(.63)*
Portfolio turnover rate (%)	46	37*

[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have lower if the Advisor had not maintained some Underlying Portfolios' expenses.

[e] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS International Select Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS International Select Equity VIP
[] DWS International Select Equity VIP — Class A [] MSCI EAFE + EM Index

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International Select Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,451	$17,579	$11,494	$18,682
	Average annual total return	14.51%	20.69%	2.82%	6.45%
MSCI EAFE + EM Index	Growth of $10,000	$11,641	$19,863	$13,635	$18,560
	Average annual total return	16.41%	25.70%	6.40%	6.38%
DWS International Select Equity VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$11,400	$17,385	$15,372
	Average annual total return		14.00%	20.24%	13.07%
MSCI EAFE + EM Index	Growth of $10,000		$11,641	$19,863	$17,097
	Average annual total return		16.41%	25.70%	16.56%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS International Select Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,156.20	$ 1,153.70
Expenses Paid per $1,000*	$ 4.73	$ 6.89
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.82	$ 1,018.80
Expenses Paid per $1,000*	$ 4.43	$ 6.46

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS International Select Equity VIP	.87%	1.27%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS International Select Equity VIP

International equities delivered strong performance in 2005 relative to most other asset classes. The MSCI EAFE Index returned 13.54% in US dollar terms and was even stronger in local currency terms with a gain of 29.00%. All developed regions reported positive returns, with Japan producing the largest gain of the countries in the MSCI EAFE Index. The Class A shares of the portfolio returned 14.51% (unadjusted for sales charges), compared to its benchmark, the MSCI EAFE + EMF Index, which returned 16.41%.

The portfolio's return was bolstered by outperformance in seven of 10 market sectors. The most notable contributors came from our stock selection in the information technology (IT) and energy sectors. In IT, the worst-performing sector in the benchmark, the portfolio's holdings delivered an aggregate return more than double that of the stocks in the benchmark. Here, Samsung Electronics Co., Ltd. and Indra Sistemas (not held in the portfolio as of December 31, 2005) produced robust results on the strength of better-than-expected earnings. Within energy, key holdings including Petroleo Brasileiro SA, Total SA and ENI SpA benefited from the rising price of oil. Additionally, the portfolio's holdings in Japanese financials such as Mizuho Financial Group Inc., Mitsui Fudosan Co., Ltd. and Credit Saison Co., Ltd. were lifted by Japan's economic recovery. On the negative side, our stock picks in the consumer discretionary sector underperformed. The largest detractor was Nokian Renkaat Oyj, a Finnish manufacturer of winter tires.

Looking ahead, management believes investors will increasingly reward those companies that can command higher prices for their products and services based on their brand, technological capability, market position or cost advantage, as well as those which have the ability to grow amid a potentially slower global macroeconomic environment.

Matthias Knerr, CFA

Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe , Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS International Select Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	99%	99%
Preferred Stocks	1%	—
Cash Equivalents	—	1%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04

Continental Europe	48%	51%
Japan	23%	19%
United Kingdom	17%	18%
Asia (excluding Japan)	6%	12%
Australia	3%	—
Latin America	3%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04

Financials	30%	27%
Consumer Discretionary	17%	14%
Energy	11%	10%
Industrials	10%	13%
Health Care	9%	8%
Materials	8%	5%
Information Technology	6%	8%
Consumer Staples	6%	4%
Utilities	2%	3%
Telecommunications Services	1%	8%
	100%	100%

Asset allocation, geographical diversification and sector diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS International Select Equity VIP

	Shares	Value ($)

Common Stocks 98.5%
Australia 2.6%
Australia and New Zealand Banking Group Ltd.	194,000	3,406,203
Macquarie Bank Ltd.	67,700	3,382,345
(Cost $6,007,577)		6,788,548
Brazil 1.5%
Petroleo Brasileiro SA (ADR) (Cost $2,430,879)	53,800	3,834,326
Denmark 1.0%
A P Moller — Maersk AS (Cost $2,416,836)	254	2,627,864
Finland 5.0%
Fortum Oyj	211,000	3,956,878
Neste Oil Oyj*	81,250	2,297,062
Nokia Oyj	139,500	2,551,630
Nokian Renkaat Oyj	322,400	4,064,991
(Cost $12,414,009)		12,870,561
France 11.8%
BNP Paribas SA	85,762	6,939,823
Pernod Ricard SA	30,169	5,264,697
Schneider Electric SA	63,131	5,631,718
Total SA	33,088	8,312,485
Vivendi Universal SA	136,867	4,287,495
(Cost $25,341,891)		30,436,218
Germany 13.0%
Adidas-Salomon AG	27,867	5,278,678
Allianz AG (Registered)	38,662	5,856,062
Bayer AG	135,912	5,678,380
Commerzbank AG	168,803	5,199,989
E.ON AG	52,732	5,455,706
Hypo Real Estate Holding AG	115,744	6,026,549
(Cost $24,907,175)		33,495,364
Hong Kong 1.2%
Esprit Holdings Ltd. (Cost $3,151,995)	454,046	3,226,601
India 1.1%
ICICI Bank Ltd. (ADR) (Cost $2,470,907)	97,800	2,816,640
Ireland 3.0%
Anglo Irish Bank Corp. PLC	255,700	3,880,911
CRH PLC	135,558	3,988,105
(Cost $5,294,132)		7,869,016
Italy 6.2%
Banca Intesa SpA	1,164,800	6,171,055
Eni SpA	262,760	7,288,640
Safilo SpA*	448,700	2,571,085
(Cost $12,084,226)		16,030,780
	Shares	Value ($)

Japan 22.6%
AEON Co., Ltd.	245,000	6,232,247
Canon, Inc.	107,800	6,307,033
Credit Saison Co., Ltd.	78,800	3,935,490
Daito Trust Construction Co., Ltd.	99,000	5,120,617
Mitsubishi Corp.	368,000	8,144,147
Mitsubishi UFJ Financial Group, Inc.	396	5,372,451
Mitsui Fudosan Co., Ltd.	341,000	6,924,959
Mizuho Financial Group, Inc.	546	4,333,370
Sega Sammy Holdings, Inc.	156,000	5,224,912
Toyota Motor Corp.	128,300	6,657,871
(Cost $40,446,633)		58,253,097
Korea 3.5%
POSCO (ADR) (a)	48,700	2,411,137
Samsung Electronics Co., Ltd. (GDR), 144A	19,990	6,586,705
(Cost $6,034,078)		8,997,842
Mexico 1.8%
Fomento Economico Mexicano SA de CV (ADR) (Cost $4,289,151)	63,300	4,589,883
Russia 1.9%
Novolipetsk Steel (GDR) 144A*	167,100	2,389,530
OAO Gazprom (ADR) (REG S)	36,000	2,581,200
(Cost $4,920,911)		4,970,730
Switzerland 5.3%
Credit Suisse Group (Registered)	122,977	6,270,278
Roche Holding AG (Genusschein)	48,919	7,345,017
(Cost $8,498,569)		13,615,295
United Kingdom 17.0%
AstraZeneca PLC	54,967	2,675,408
GlaxoSmithKline PLC	342,654	8,660,293
Imperial Tobacco Group PLC	149,930	4,480,674
Informa PLC	355,789	2,655,137
Punch Taverns PLC	325,498	4,754,567
Rio Tinto PLC	105,722	4,829,308
Royal Bank of Scotland Group PLC	249,448	7,532,031
Smiths Group PLC	267,992	4,822,902
Vodafone Group PLC	1,618,432	3,494,565
(Cost $38,115,931)		43,904,885
Total Common Stocks (Cost $198,824,900)		254,327,650

Preferred Stocks 1.1%
Germany
Fresenius Medical Care AG (Cost $2,578,202)	31,400	2,931,206

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $1,828,178)	1,828,178	1,828,178

	Shares	Value ($)

Cash Equivalents 0.3%
Cash Management QP Trust 4.26% (d) (Cost $618,079)	618,079	618,079
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $203,849,359)+	100.6	259,705,113
Other Assets and Liabilities, Net	(0.6)	(1,478,080)
Net Assets	100.0	258,227,033

Notes to DWS International Select Equity VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $208,792,097. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $50,913,016. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,367,150 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,454,134.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $1,775,330 which is 0.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $201,403,102) — including $1,775,330 of securities loaned	$ 257,258,856
Investment in Daily Assets Fund Institutional (cost $1,828,178)*	1,828,178
Investment in Cash Management QP Trust (cost $618,079)	618,079
Total investments in securities, at value (cost $203,849,359)	259,705,113
Cash	481
Foreign currency, at value (cost $36,862)	36,874
Receivable for investments sold	421,699
Dividends receivable	460,532
Interest receivable	9,236
Receivable for Portfolio shares sold	15,060
Foreign taxes recoverable	124,836
Other assets	8,157
Total assets	260,781,988
Liabilities
Payable for investments purchased	36,547
Payable for Portfolio shares redeemed	374,959
Payable upon return of securities loaned	1,828,178
Accrued management fee	178,477
Other accrued expenses and payables	136,794
Total liabilities	2,554,955
Net assets, at value	$ 258,227,033
Net Assets
Net assets consist of: Undistributed net investment income	1,038,108
Net unrealized appreciation (depreciation) on: Investments	55,855,754
Foreign currency related transactions	6,452
Accumulated net realized gain (loss)	(22,678,316)
Paid-in capital	224,005,035
Net assets, at value	$ 258,227,033
Class A Net Asset Value, offering and redemption price per share ($195,805,580 ÷ 14,778,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.25
Class B Net Asset Value, offering and redemption price per share ($62,421,453 ÷ 4,725,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.21

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $733,522)	$ 5,641,648
Interest	42,592
Interest — Cash Management QP Trust	46,128
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	176,291
Total Income	5,906,659
Expenses: Management fee	1,801,345
Custodian fees	137,190
Distribution service fees (Class B)	133,737
Record keeping fees (Class B)	72,388
Auditing	59,184
Legal	10,300
Trustees' fees and expenses	8,701
Reports to shareholders	55,856
Other	22,574
Total expenses before expense reductions	2,301,275
Expense reductions	(3,755)
Total expenses after expense reductions	2,297,520
Net investment income (loss)	3,609,139
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	26,993,086
Foreign currency related transactions	(521,069)
26,472,017
Net unrealized appreciation (depreciation) during the period on: Investments	3,494,086
Foreign currency related transactions	(197,122)
3,296,964
Net gain (loss) on investment transactions	29,768,981
Net increase (decrease) in net assets resulting from operations	$ 33,378,120

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 3,609,139	$ 2,816,586
Net realized gain (loss) on investment transactions	26,472,017	10,653,908
Net unrealized appreciation (depreciation) during the period on investment transactions	3,296,964	20,514,926
Net increase (decrease) in net assets resulting from operations	33,378,120	33,985,420
Distributions to shareholders from: Net investment income: Class A	(5,238,343)	(1,616,136)
Class B	(1,218,036)	(162,336)
Portfolio share transactions: Class A Proceeds from shares sold	24,909,113	40,441,379
Reinvestment of distributions	5,238,343	1,616,136
Cost of shares redeemed	(38,838,821)	(30,593,940)
Net increase (decrease) in net assets from Class A share transactions	(8,691,365)	11,463,575
Class B Proceeds from shares sold	13,931,982	25,663,873
Reinvestment of distributions	1,218,036	162,336
Cost of shares redeemed	(5,723,561)	(3,432,245)
Net increase (decrease) in net assets from Class B share transactions	9,426,457	22,393,964
Increase (decrease) in net assets	27,656,833	66,064,487
Net assets at beginning of period	230,570,200	164,505,713
Net assets at end of period (including undistributed net investment income of $1,038,108 and $3,173,342, respectively)	$ 258,227,033	$ 230,570,200
Other Information
Class A Shares outstanding at beginning of period	15,442,740	14,404,846
Shares sold	2,084,048	3,811,740
Shares issued to shareholders in reinvestment of distributions	457,897	154,506
Shares redeemed	(3,206,035)	(2,928,352)
Net increase (decrease) in Class A shares	(664,090)	1,037,894
Shares outstanding at end of period	14,778,650	15,442,740
Class B Shares outstanding at beginning of period	3,923,204	1,760,419
Shares sold	1,162,087	2,466,794
Shares issued to shareholders in reinvestment of distributions	106,471	15,520
Shares redeemed	(466,564)	(319,529)
Net increase (decrease) in Class B shares	801,994	2,162,785
Shares outstanding at end of period	4,725,198	3,923,204

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.91	$ 10.18	$ 7.96	$ 9.24	$ 14.73
Income (loss) from investment operations: Net investment income (loss)[a]	.20	.17	.10	.12	.05
Net realized and unrealized gain (loss) on investment transactions	1.48	1.67	2.23	(1.36)	(3.46)
Total from investment operations	1.68	1.84	2.33	(1.24)	(3.41)
Less distributions from: Net investment income	(.34)	(.11)	(.11)	(.04)	(.10)
Net realized gain on investment transactions	—	—	—	—	(1.98)
Total distributions	(.34)	(.11)	(.11)	(.04)	(2.08)
Net asset value, end of period	$ 13.25	$ 11.91	$ 10.18	$ 7.96	$ 9.24
Total Return (%)	14.51	18.25	29.83	(13.48)	(24.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	184	147	120	121
Ratio of expenses (%)	.87	.89	.94	.85	.92
Ratio of net investment income (%)	1.59	1.58	1.17	1.46	.44
Portfolio turnover rate (%)	93	88	139	190	145
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.88	$ 10.15	$ 7.94	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.47	1.67	2.24	(1.06)
Total from investment operations	1.62	1.80	2.30	(1.04)
Less distributions from: Net investment income	(.29)	(.07)	(.09)	—
Net asset value, end of period	$ 13.21	$ 11.88	$ 10.15	$ 7.94
Total Return (%)	14.00	17.84	29.42	(11.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	47	18.4
Ratio of expenses (%)	1.26	1.28	1.33	1.11*
Ratio of net investment income (%)	1.20	1.19	.78	.54*
Portfolio turnover rate (%)	93	88	139	190
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Janus Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns for Class B shares would have been lower.

Growth of an Assumed $10,000 Investment in DWS Janus Growth & Income VIP from 10/29/1999 to 12/31/2005
[] DWS Janus Growth & Income VIP — Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Janus Growth & Income VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,211	$15,548	$10,880	$11,357
	Average annual total return	12.11%	15.85%	1.70%	2.08%
Russell 1000 Growth Index	Growth of $10,000	$10,526	$14,518	$8,332	$7,521
	Average annual total return	5.26%	13.23%	-3.58%	-4.52%
DWS Janus Growth & Income VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$11,171	$15,381	$13,854
	Average annual total return		11.71%	15.43%	9.76%
Russell 1000 Growth Index	Growth of $10,000		$10,526	$14,518	$13,216
	Average annual total return		5.26%	13.23%	8.29%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Janus Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares, had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,106.10	$ 1,104.70
Expenses Paid per $1,000*	$ 4.57	$ 6.58
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.87	$ 1,018.95
Expenses Paid per $1,000*	$ 4.38	$ 6.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth & Income VIP	.86%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Janus Growth & Income VIP

For the 12 months ended December 31, 2005, Class A shares of DWS Janus Growth & Income VIP returned 12.11% (Class A shares, unadjusted for contract charges). That exceeded the 5.26% return of the Portfolio's primary benchmark, the Russell 1000 Growth Index.

The largest contributors to performance were Advanced Micro Devices, Inc., Suncor Energy, Inc., UnitedHealth Group, Inc., Samsung Electronics Co., Ltd. and EnCana Corp. These five positions alone contributed more than half of the Portfolio's total positive return over 2005.

The largest detractors from performance were Tyco International, Ltd., Four Seasons Hotels, Ltd., British Sky Broadcasting Group PLC, Ltd, PETsMART, Inc. and Comcast Corp. Special "A." Tyco International, in particular, stood out. In 2004, it was the single largest positive contributor to performance; in 2005, it was the single largest detractor. Although the stock's return over the past year was a relatively modest -18.17% decline, our large position in it led to its affect on the Portfolio.

We would like to note that the top five performers gained more than the top five detractors lost by almost three to one. We view this as encouraging evidence that our best investment ideas were appropriately weighted near the top of the Portfolio.

Looking ahead, we believe that the Portfolio's relative success or failure will depend on three factors: (1) an overweight position in technology, with a shift from semiconductors to enterprise software; (2) an overweight position in energy; and (3) an underweight position in healthcare services.1

Minyoung Sohn
Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Janus Growth & Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	89%	95%
Convertible Preferred Stocks	6%	—
Cash Equivalents	3%	2%
Preferred Stocks	2%	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04

Information Technology	28%	24%
Energy	18%	9%
Health Care	15%	15%
Financials	13%	12%
Consumer Discretionary	11%	18%
Industrials	8%	14%
Consumer Staples	7%	8%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 38. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Janus Growth & Income VIP

	Shares	Value ($)

Common Stocks 88.2%
Consumer Discretionary 10.2%
Hotels Restaurants & Leisure 1.8%
Four Seasons Hotels Ltd. (a)	32,680	1,625,830
Harrah's Entertainment, Inc.	33,685	2,401,404
		4,027,234
Household Durables 1.2%
Harman International Industries, Inc.	14,615	1,430,078
NVR, Inc.* (a)	1,785	1,253,070
		2,683,148
Leisure Equipment & Products 1.0%
Marvel Entertainment, Inc.* (a)	141,887	2,324,109
Media 4.1%
British Sky Broadcasting Group PLC	444,341	3,795,689
CCE Spinco, Inc.*	13,646	178,766
Clear Channel Communications, Inc.	109,170	3,433,396
Comcast Corp. Special "A"*	75,625	1,942,806
		9,350,657
Specialty Retail 2.1%
Best Buy Co., Inc.	30,030	1,305,704
PETsMART, Inc.	89,260	2,290,412
Tiffany & Co.	33,520	1,283,481
		4,879,597
Consumer Staples 7.0%
Beverages 2.2%
PepsiCo, Inc.	84,067	4,966,678
Food Products 1.3%
Dean Foods Co.*	80,550	3,033,513
Household Products 2.3%
Procter & Gamble Co.	90,710	5,250,295
Tobacco 1.2%
Altria Group, Inc.	35,300	2,637,616
Energy 16.3%
Energy Equipment & Services 1.1%
Halliburton Co.	38,330	2,374,927
Oil, Gas & Consumable Fuels 15.2%
Amerada Hess Corp.	23,055	2,923,835
Apache Corp.	20,495	1,404,317
EnCana Corp.	120,273	5,431,529
EOG Resources, Inc.	22,200	1,628,814
ExxonMobil Corp.	157,250	8,832,733
Kinder Morgan, Inc.	27,420	2,521,269
Petro-Canada	82,744	3,320,579
Suncor Energy, Inc.	135,203	8,527,751
		34,590,827
Financials 6.7%
Banks 1.3%
US Bancorp.	103,887	3,105,182
	Shares	Value ($)

Diversified Financial Services 5.4%
Citigroup, Inc.	159,708	7,750,629
JPMorgan Chase & Co.	112,325	4,458,180
		12,208,809
Health Care 14.2%
Biotechnology 0.9%
Neurocrine Biosciences, Inc.* (a)	32,180	2,018,651
Health Care Equipment & Supplies 0.3%
Align Technology, Inc.* (a)	120,340	778,600
Health Care Providers & Services 7.5%
Aetna, Inc.	57,570	5,429,427
Caremark Rx, Inc.*	58,080	3,007,963
UnitedHealth Group, Inc.	138,580	8,611,361
		17,048,751
Pharmaceuticals 5.5%
Eli Lilly & Co.	34,890	1,974,425
MGI Pharma, Inc.* (a)	50,210	861,604
Roche Holding AG (Genusschein)	40,806	6,126,878
Sanofi-Aventis (a)	40,103	3,513,367
		12,476,274
Industrials 8.0%
Aerospace & Defense 0.9%
Honeywell International, Inc.	55,540	2,068,865
Electrical Equipment 1.4%
Rockwell Automation, Inc.	52,660	3,115,366
Industrial Conglomerates 4.5%
General Electric Co.	135,415	4,746,296
Smiths Group PLC	127,661	2,297,444
Tyco International Ltd.	114,440	3,302,738
		10,346,478
Road & Rail 1.2%
Canadian National Railway Co.	33,677	2,693,823
Information Technology 25.8%
Communications Equipment 2.2%
Cisco Systems, Inc.*	163,430	2,797,921
Nokia Oyj (ADR)	119,320	2,183,556
		4,981,477
Computers & Peripherals 2.0%
EMC Corp.*	70,710	963,070
Hewlett-Packard Co.	122,180	3,498,014
		4,461,084
Electronic Equipment & Instruments 3.6%
Samsung Electronics Co., Ltd. (GDR), 144A	25,065	8,258,917
Internet Software & Services 2.3%
Yahoo!, Inc.*	132,345	5,185,277
Semiconductors & Semiconductor Equipment 9.7%
Advanced Micro Devices, Inc.*	421,735	12,905,091
Linear Technology Corp.	60,040	2,165,643
Maxim Integrated Products, Inc.	60,475	2,191,614
	Shares	Value ($)

NVIDIA Corp.*	30,167	1,102,906
Spansion, Inc. "A"*	71,810	999,595
Texas Instruments, Inc.	82,430	2,643,530
		22,008,379
Software 6.0%
Electronic Arts, Inc.*	70,480	3,686,809
Microsoft Corp.	219,170	5,731,295
Oracle Corp.*	350,490	4,279,484
		13,697,588
Total Common Stocks (Cost $145,635,266)		200,572,122

Preferred Stocks 2.2%
Financials 1.3%
Diversified Financial Services
Merrill Lynch & Co., Inc. Series ECA, 144A, 20.0%	20,845	1,006,501
Merrill Lynch & Co., Inc. Series VLO, 144A, 19.04%	16,795	1,812,516
		2,819,017
Information Technology 0.9%
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	4,350	2,098,502
Total Preferred Stocks (Cost $4,282,907)		4,917,519

Convertible Preferred Stocks 5.9%
Energy 1.0%
Amerada Hess Corp., 7.00%	20,700	2,237,256
	Shares	Value ($)

Financials 4.9%
Lehman Brothers Holdings, Inc., 18.55%	11,905	1,754,202
Lehman Brothers Holdings, Inc., 24.25%	94,161	1,729,737
Morgan Stanley, 7.25%	17,785	941,182
Morgan Stanley, 14.0%, 144A	124,620	854,893
The Goldman Sachs Group, Inc., 8.50%	13,885	1,763,367
The Goldman Sachs Group, Inc., Series B, 9.65%	6,865	731,775
The Goldman Sachs Group, Inc., 9.0%	13,770	1,518,432
The Goldman Sachs Group, Inc., Series B, 10.6%	20,465	969,243
XL Capital Ltd., 6.50%	43,500	971,790
		11,234,621
Total Convertible Preferred Stocks (Cost $12,049,504)		13,471,877

Securities Lending Collateral 4.7%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $10,615,908)	10,615,908	10,615,908

Cash Equivalents 3.3%
Cash Management QP Trust, 4.26% (d) (Cost $7,451,616)	7,451,616	7,451,616
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $180,035,201)+	104.3	237,029,042
Other Assets and Liabilities, Net	(4.3)	(9,726,314)
Net Assets	100.0	227,302,728

Notes to DWS Janus Growth & Income VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $181,443,132. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $55,585,910. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $60,613,860 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,027,950.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $10,118,419 which is 4.4% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $161,967,677) — including $10,118,419 of securities loaned	$ 218,961,518
Investments in Daily Asset Fund Institutional, (cost $10,615,908)*	10,615,908
Investment in Cash Management QP Trust (cost $7,451,616)	7,451,616
Total investments in securities, at value (cost $180,035,201)	237,029,042
Cash	25,207
Receivable for investments sold	102,026
Dividends receivable	246,101
Interest receivable	18,747
Receivable for Portfolio shares sold	629,501
Foreign taxes recoverable	12,421
Net receivable on closed forward currency exchange contracts	9,144
Unrealized appreciation on forward foreign currency exchange contracts	127,880
Other assets	7,008
Total assets	238,207,077
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	614
Payable for Portfolio shares redeemed	57,148
Payable upon return of securities loaned	10,615,908
Accrued management fee	138,909
Other accrued expenses and payables	91,770
Total liabilities	10,904,349
Net assets, at value	$ 227,302,728
Net Assets
Net assets consist of: Undistributed net investment income	1,090,973
Net unrealized appreciation (depreciation) on: Investments	56,993,841
Foreign currency related transactions	135,024
Accumulated net realized gain (loss)	(41,970,993)
Paid-in capital	211,053,883
Net assets, at value	$ 227,302,728
Class A Net Asset Value, offering and redemption price per share ($194,987,493 ÷ 17,645,394 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.05
Class B Net Asset Value, offering and redemption price per share ($32,315,235 ÷ 2,946,169 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.97

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $66,895)	$ 2,743,446
Interest	1,566
Interest — Cash Management QP Trust	98,895
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	28,199
Total Income	2,872,106
Expenses: Management fee	1,712,762
Custodian and accounting fees	87,825
Distribution service fees (Class B)	70,642
Record keeping fees (Class B)	42,280
Auditing	45,361
Legal	24,368
Trustees' fees and expenses	8,295
Reports to shareholders	42,166
Other	19,633
Total expenses before expense reductions	2,053,332
Expense reductions	(10,046)
Total expenses after expense reductions	2,043,286
Net investment income (loss)	828,820
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,081,162
Foreign currency related transactions	63,521
9,144,683
Net unrealized appreciation (depreciation) during the period on: Investments	13,670,872
Foreign currency related transactions	430,678
14,101,550
Net gain (loss) on investment transactions	23,246,233
Net increase (decrease) in net assets resulting from operations	$ 24,075,053

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 828,820	$ 601,236
Net realized gain (loss) on investment transactions	9,144,683	8,796,510
Net unrealized appreciation (depreciation) during the period on investment transactions	14,101,550	12,728,179
Net increase (decrease) in net assets resulting from operations	24,075,053	22,125,925
Distributions to shareholders from: Net investment income: Class A	(419,512)	—
Portfolio share transactions: Class A Proceeds from shares sold	11,053,339	6,502,623
Reinvestment of distributions	419,512	—
Cost of shares redeemed	(23,499,483)	(28,062,645)
Net increase (decrease) in net assets from Class A share transactions	(12,026,632)	(21,560,022)
Class B Proceeds from shares sold	5,186,158	11,312,331
Cost of shares redeemed	(3,183,678)	(1,739,333)
Net increase (decrease) in net assets from Class B share transactions	2,002,480	9,572,998
Increase (decrease) in net assets	13,631,389	10,138,901
Net assets at beginning of period	213,671,339	203,532,438
Net assets at end of period (including undistributed net investment income of $1,090,973 and $618,144, respectively)	$ 227,302,728	$ 213,671,339
Other Information
Class A Shares outstanding at beginning of period	18,888,001	21,296,089
Shares sold	1,050,942	722,385
Shares issued to shareholders in reinvestment of distributions	43,249	—
Shares redeemed	(2,336,798)	(3,130,473)
Net increase (decrease) in Class A shares	(1,242,607)	(2,408,088)
Shares outstanding at end of period	17,645,394	18,888,001
Class B Shares outstanding at beginning of period	2,758,937	1,676,008
Shares sold	500,557	1,276,437
Shares redeemed	(313,325)	(193,508)
Net increase (decrease) in Class B shares	187,232	1,082,929
Shares outstanding at end of period	2,946,169	2,758,937

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002***	2001[a]
Selected Per Share Data				(Restated)
Net asset value, beginning of period	$ 9.88	$ 8.86	$ 7.18	$ 9.05	$ 10.40
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.03	.03	.04	.08
Net realized and unrealized gain (loss) on investment transactions	1.14	.99	1.71	(1.86)	(1.36)
Total from investment operations	1.19	1.02	1.74	(1.82)	(1.28)
Less distributions from: Net investment income	(.02)	—	(.06)	(.05)	(.07)
Net asset value, end of period	$ 11.05	$ 9.88	$ 8.86	$ 7.18	$ 9.05
Total Return (%)	12.11	11.51	24.37	(20.22)	(12.28)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	187	189	167	179
Ratio of expenses (%)	.92	1.06	1.07	1.04	1.05
Ratio of net investment income (loss) (%)	.45	.34	.40	.54	.90
Portfolio turnover rate (%)	32	52	46	57	48

[a] As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B Years Ended December 31,	2005	2004	2003	2002a***
Selected Per Share Data				(Restated)
Net asset value, beginning of period	$ 9.82	$ 8.84	$ 7.17	$ 7.96
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.01)	.00[c]	.02
Net realized and unrealized gain (loss) on investment transactions	1.14	.99	1.71	(.81)
Total from investment operations	1.15	.98	1.71	(.79)
Less distributions from: Net investment income	—	—	(.04)	—
Net asset value, end of period	$ 10.97	$ 9.82	$ 8.84	$ 7.17
Total Return (%)	11.71[d]	11.09	23.94	(9.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	27	15.4
Ratio of expenses before expense reductions (%)	1.32	1.44	1.47	1.29*
Ratio of expenses after expense reductions (%)	1.30	1.44	1.47	1.29*
Ratio of net investment income (loss) (%)	.07	(.04)	(.01)	.48*
Portfolio turnover rate (%)	32	52	46	57

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005 per share.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Performance Summary December 31, 2005

DWS Janus Growth Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions.The Portfolio also invests in individual bonds, whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds and thus the value of the bond fund can decline and the investor can lose principal value. The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 5-year and Life of Portfolio for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Janus Growth Opportunities VIP from 10/29/1999 to 12/31/2005
[] DWS Janus Growth Opportunities VIP — Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Janus Growth Opportunities VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,767	$15,362	$8,133	$8,388
	Average annual total return	7.67%	15.39%	-4.05%	-2.81%
Russell 1000 Growth Index	Growth of $10,000	$10,526	$14,518	$8.332	$7,521
	Average annual total return	5.26%	13.23%	-3.58%	-4.52%
DWS Janus Growth Opportunities VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,712	$15,174	$14,089
	Average annual total return		7.12%	14.91%	10.29%
Russell 1000 Growth Index	Growth of $10,000		$10,526	$14,518	$13,216
	Average annual total return		5.26%	13.23%	8.29%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on October 29, 1999. Index returns begin on October 31, 1999.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Janus Growth Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,082.90	$ 1,081.00
Expenses Paid per $1,000*	$ 4.46	$ 6.61
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.92	$ 1,018.85
Expenses Paid per $1,000*	$ 4.33	$ 6.41

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth Opportunities VIP	.85%	1.26%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Janus Growth Opportunities VIP

For the 12 months ended December 31, 2005, Class A shares (unadjusted for contract charges) of DWS Janus Growth Opportunities VIP returned 7.67%, compared to 5.26% for the portfolio's benchmark, the Russell 1000 Growth Index.

The portfolio's top contributors to performance during the period included healthcare, electronics and semiconductor stocks. UnitedHealth Group, Inc., an HMO operator and insurer, was our top contributor during the period. Other top performers included global communications leader Motorola, Inc. and chipmaker Texas Instruments, Inc.; we trimmed our positions in those stocks and booked profits as valuations climbed and risk/reward profiles diminished. Rio Tinto PLC, a diversified UK-based metals and minerals mining company, also performed well.

The portfolio's top detractors from performance during the period were holdings within the consumer discretionary sector. Some stocks in the consumer discretionary sector lagged when gasoline prices pushed past $3 a gallon following Hurricane Katrina. For example, fears that future vacation plans would be curtailed combined with increased fuel expenses weighed on cruise line operator Royal Caribbean Cruises, so we decided to sell our position in the stock (albeit at a profit). However, our largest detractor from performance during the period was Lexmark International, a computer printer manufacturer with minimal performance correlation to Hurricane Katrina. Many investors believed Lexmark would be negatively affected by Dell's potentially slashing prices to better compete with Hewlett Packard; this prompted us to liquidate our Lexmark position.

Going forward, we will continue to focus on companies that we believe can continue to post good growth rates — even in a slower economy — as well as companies offering a limited downside regardless of macroeconomic developments.

Marc Pinto

Portfolio Manager
Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gain distribution, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions.The Portfolio also invests in individual bonds, whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds and thus the value of the bond fund can decline and the investor can lose principal value. The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Janus Growth Opportunities VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Information Technology	27%	25%
Health Care	21%	21%
Consumer Discretionary	19%	20%
Financials	8%	10%
Industrials	8%	13%
Energy	7%	5%
Consumer Staples	6%	4%
Materials	2%	2%
Telecommunication Services	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 47. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Janus Growth Opportunities VIP

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 18.9%
Automobiles 1.8%
Harley-Davidson, Inc.	53,440	2,751,626
Diversified Consumer Services 1.3%
Apollo Group, Inc. "A"*	32,450	1,961,927
Hotels Restaurants & Leisure 2.3%
Starbucks Corp.*	120,550	3,617,705
Internet & Catalog Retail 3.3%
Expedia, Inc.*	96,625	2,315,135
IAC/InterActiveCorp.*	98,550	2,789,950
		5,105,085
Media 0.7%
XM Satellite Radio Holdings, Inc. "A"*	41,675	1,136,894
Specialty Retail 6.9%
Home Depot, Inc.	196,440	7,951,891
Staples, Inc.	123,395	2,802,301
		10,754,192
Textiles, Apparel & Luxury Goods 2.6%
NIKE, Inc. "B"	46,385	4,025,754
Consumer Staples 6.2%
Beverages 3.4%
PepsiCo, Inc.	89,355	5,279,093
Household Products 2.8%
Procter & Gamble Co.	74,960	4,338,685
Energy 6.5%
Energy Equipment & Services 1.3%
Halliburton Co.	32,540	2,016,178
Oil, Gas & Consumable Fuels 5.2%
ExxonMobil Corp.	60,495	3,398,004
Occidental Petroleum Corp.	58,330	4,659,401
		8,057,405
Financials 7.5%
Capital Markets 1.2%
Morgan Stanley	33,710	1,912,705
Consumer Finance 3.9%
American Express Co.	117,540	6,048,609
Diversified Financial Services 2.4%
Fannie Mae	77,385	3,777,162
Health Care 20.7%
Biotechnology 4.2%
Amgen, Inc.*	50,660	3,995,048
Genentech, Inc.*	27,300	2,525,250
		6,520,298
Health Care Equipment & Supplies 6.2%
Biomet, Inc.	53,540	1,957,958
Medtronic, Inc.	133,030	7,658,537
		9,616,495
Health Care Providers & Services 6.2%
Caremark Rx, Inc.*	51,280	2,655,791
	Shares	Value ($)

UnitedHealth Group, Inc.	111,890	6,952,845
		9,608,636
Pharmaceuticals 4.1%
Eli Lilly & Co.	31,855	1,802,674
Sanofi-Aventis (ADR)	102,470	4,498,433
		6,301,107
Industrials 7.5%
Air Freight & Logistics 1.4%
FedEx Corp.	20,685	2,138,622
Industrial Conglomerates 6.1%
General Electric Co.	268,165	9,399,183
Information Technology 27.2%
Communications Equipment 6.3%
Cisco Systems, Inc.*	133,250	2,281,240
Motorola, Inc.	197,715	4,466,382
QUALCOMM, Inc.	69,175	2,980,059
		9,727,681
Computers & Peripherals 5.1%
Dell, Inc.*	65,705	1,970,493
Research In Motion Ltd.*	89,925	5,935,949
		7,906,442
Electronic Equipment & Instruments 2.8%
Samsung Electronics Co., Ltd. (GDR), 144A	13,094	4,314,473
Internet Software & Services 4.5%
Yahoo!, Inc.*	180,045	7,054,163
Semiconductors & Semiconductor Equipment 4.2%
Advanced Micro Devices, Inc.*	108,475	3,319,335
Texas Instruments, Inc.	101,795	3,264,566
		6,583,901
Software 4.3%
Microsoft Corp.	172,440	4,509,306
SAP AG (ADR)	46,280	2,085,840
		6,595,146
Materials 2.5%
Metals & Mining
Rio Tinto PLC (ADR)	21,085	3,854,127
Telecommunication Services 1.6%
Wireless Telecommunication Services
China Mobile (Hong Kong) Ltd. (ADR) (a)	102,815	2,471,673
Total Common Stocks (Cost $124,879,602)		152,874,967

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $1,494,900)	1,494,900	1,494,900

Cash Equivalents 1.4%
Cash Management QP Trust, 4.26% (d) (Cost $2,163,298)	2,163,298	2,163,298
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $128,537,800)+	101.0	156,533,165
Other Assets and Liabilities, Net	(1.0)	(1,576,371)
Net Assets	100.0	154,956,794

Notes to DWS Janus Growth Opportunities VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $129,100,014. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $27,433,151. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,436,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,003,226.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $1,452,016 which is 0.9% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $124,879,602) — including $1,452,016 of securities loaned	$ 152,874,967
Investment in Daily Assets Fund Institutional (cost $1,494,900)*	1,494,900
Investment in Cash Management QP Trust (cost $2,163,298)	2,163,298
Total investments in securities, at value (cost $128,537,800)	156,533,165
Dividends receivable	163,090
Interest receivable	13,661
Foreign taxes recoverable	51
Other assets	3,969
Total assets	156,713,936
Liabilities
Payable for Portfolio shares redeemed	91,962
Payable upon return of securities loaned	1,494,900
Accrued management fee	96,737
Other accrued expenses and payables	73,543
Total liabilities	1,757,142
Net assets, at value	$ 154,956,794
Net Assets
Net assets consist of: Undistributed net investment income	66,503
Net unrealized appreciation (depreciation) on investments	27,995,365
Accumulated net realized gain (loss)	(85,228,798)
Paid-in capital	212,123,724
Net assets, at value	$ 154,956,794
Class A Net Asset Value, offering and redemption price per share ($144,116,012 ÷ 17,245,579 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.36
Class B Net Asset Value, offering and redemption price per share ($10,840,782 ÷ 1,310,790 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.27

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,719)	$ 1,320,699
Interest — Cash Management QP Trust	181,005
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,009
Total Income	1,514,713
Expenses: Management fee	1,202,829
Custodian and accounting fees	69,116
Distribution service fees (Class B)	22,312
Record keeping fees (Class B)	13,364
Auditing	45,765
Legal	13,572
Trustees' fees and expenses	5,973
Reports to shareholders	24,012
Total expenses before expense reductions	1,396,943
Expense reductions	(2,858)
Total expenses after expense reductions	1,394,085
Net investment income (loss)	120,628
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,044,548
Net unrealized appreciation (depreciation) during the period on investments	2,157,957
Net gain (loss) on investment transactions	11,202,505
Net increase (decrease) in net assets resulting from operations	$ 11,323,133

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 120,628	$ 390,838
Net realized gain (loss) on investment transactions	9,044,548	2,198,797
Net unrealized appreciation (depreciation) during the period on investment transactions	2,157,957	13,452,735
Net increase (decrease) in net assets resulting from operations	11,323,133	16,042,370
Distributions to shareholders from: Net investment income: Class A	(444,341)	—
Portfolio share transactions: Class A Proceeds from shares sold	21,843,431	2,971,778
Reinvestment of distributions	444,341	—
Cost of shares redeemed	(20,249,635)	(18,214,445)
Net increase (decrease) in net assets from Class A share transactions	2,038,137	(15,242,667)
Class B Proceeds from shares sold	5,338,867	2,248,669
Cost of shares redeemed	(3,553,140)	(382,089)
Net increase (decrease) in net assets from Class B share transactions	1,785,727	1,866,580
Increase (decrease) in net assets	14,702,656	2,666,283
Net assets at beginning of period	140,254,138	137,587,855
Net assets at end of period (including undistributed net investment income of $66,503 and $390,216, respectively)	$ 154,956,794	$ 140,254,138
Other Information
Class A Shares outstanding at beginning of period	16,930,734	19,085,611
Shares sold	2,847,686	413,736
Shares issued to shareholders in reinvestment of distributions	59,088	—
Shares redeemed	(2,591,929)	(2,568,613)
Net increase (decrease) in Class A shares	314,845	(2,154,877)
Shares outstanding at end of period	17,245,579	16,930,734
Class B Shares outstanding at beginning of period	1,081,562	812,791
Shares sold	672,131	322,383
Shares redeemed	(442,903)	(53,612)
Net increase (decrease) in Class B shares	229,228	268,771
Shares outstanding at end of period	1,310,790	1,081,562

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.79	$ 6.92	$ 5.45	$ 7.86	$ 10.31
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.02	(.01)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.59	.85	1.48	(2.40)	(2.42)
Total from investment operations	.60	.87	1.47	(2.41)	(2.45)
Less distributions from: Net investment income	(.03)	—	—	—	—
Net asset value, end of period	$ 8.36	$ 7.79	$ 6.92	$ 5.45	$ 7.86
Total Return (%)	7.67	12.57	26.97	(30.53)	(23.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144	132	132	118	164
Ratio of expenses before expense reductions (%)	.92	1.06	1.07	1.01	1.11
Ratio of expenses after expense reductions (%)	.92	1.06	1.07	1.01	1.10
Ratio of net investment income (%)	.10	.31	(.17)	(.10)	(.31)
Portfolio turnover rate (%)	46	58	50	48	34
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.72	$ 6.88	$ 5.44	$ 5.87
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.57	.85	1.48	(.42)
Total from investment operations	.55	.84	1.44	(.43)
Net asset value, end of period	$ 8.27	$ 7.72	$ 6.88	$ 5.44
Total Return (%)	7.12	12.21	26.47	(7.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	8	6.2
Ratio of expenses (%)	1.31	1.45	1.46	1.29*
Ratio of net investment income (%)	(.29)	(.08)	(.56)	(.49)*
Portfolio turnover rate (%)	46	58	50	48
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP from 5/1/1996 to 12/31/2005
[] DWS Large Cap Value VIP — Class A [] Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,197	$14,882	$12,888	$24,523
	Average annual total return	1.97%	14.17%	5.21%	9.73%
Russell 1000 Value Index	Growth of $10,000	$10,705	$16,216	$12,933	$26,634
	Average annual total return	7.05%	17.49%	5.28%	10.67%
DWS Large Cap Value VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,158	$14,723	$12,947
	Average annual total return		1.58%	13.76%	7.66%
Russell 1000 Value Index	Growth of $10,000		$10,705	$16,216	$14,386
	Average annual total return		7.05%	17.49%	10.95%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,038.80	$ 1,036.80
Expenses Paid per $1,000*	$ 4.11	$ 6.26
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.17	$ 1,019.06
Expenses Paid per $1,000*	$ 4.08	$ 6.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.80%	1.22%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Large Cap Value VIP

Even with positive economic fundamentals in 2005, major US indices disappointed with low single digit returns. The return for the Portfolio's Class A shares unadjusted for contract charges was 1.97% and has been hurt by our philosophical commitment to large-cap, high-quality securities that exemplify our approach. In the fourth quarter, Portfolio results were better and it may be the beginning of the return to our historic pattern of results as our Portfolio fundamentals, valuations and risk/rewards indicate unrealized potential for our holdings.

While the Portfolio benefited from the strong performance of its energy holdings, our focus on large integrated oil firms which, in our view, were more attractive in lieu of oil service companies held back relative results. At the sector level, we gained an advantage over the benchmark by prudently underweighing the poor-performing telecommunications sector. The greatest sector contributor was telecommunications where we had an underweight in this poor performing group. We believe there are better opportunities available than the telecom group, which we feel tends have weak balance sheets and questionable long-term earnings growth.

In 2006, as widely reported in the media and accepted by the industry, US economic fundamentals are expected to exhibit continued growth including strong consumer spending, employment, S&P profits, low interest rates and inflation. Investors may continue to be cautious and influenced by headlines or speculation keeping volatility high.

Finally, the Portfolio continues to have strong fundamentals, superior quality, low P/E ratio, and high dividend yield and earnings growth. Our risk/reward profile continues to suggest better than market opportunities going forward. We are confident in our investment approach and the strength of our process and holdings. We believe that as in the past the historic consistency and strength of the approach will be rewarded as it has been over time. Patience and discipline which enables reversion to the mean to work are the keys to success long-term.

Thomas F. Sassi Steve Scrudato

Lead Manager Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	95%	99%
Cash Equivalents	5%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	25%	31%
Information Technology	20%	15%
Energy	16%	7%
Industrials	9%	11%
Health Care	7%	11%
Consumer Discretionary	7%	9%
Consumer Staples	6%	7%
Utilities	4%	1%
Materials	3%	7%
Telecommunication Services	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 56. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 95.1%
Consumer Discretionary 6.3%
Multiline Retail 1.9%
Federated Department Stores, Inc.	28,700	1,903,671
Kohl's Corp.*	79,200	3,849,120
		5,752,791
Specialty Retail 4.4%
Limited Brands, Inc.	150,500	3,363,675
Lowe's Companies, Inc.	60,800	4,052,928
TJX Companies, Inc.	270,400	6,281,392
		13,697,995
Consumer Staples 5.6%
Food Products 2.6%
General Mills, Inc.	90,500	4,463,460
Unilever NV (NY Shares)	52,500	3,604,125
		8,067,585
Household Products 3.0%
Colgate-Palmolive Co.	91,900	5,040,715
Kimberly-Clark Corp.	70,300	4,193,395
		9,234,110
Energy 14.8%
Energy Equipment & Services 2.1%
Baker Hughes, Inc.	53,700	3,263,886
Halliburton Co.	49,000	3,036,040
		6,299,926
Oil, Gas & Consumable Fuels 12.7%
BP PLC (ADR)	81,044	5,204,646
Chevron Corp.	135,300	7,680,981
ConocoPhillips	63,200	3,676,976
ExxonMobil Corp.	214,700	12,059,699
Marathon Oil Corp.	74,100	4,517,877
PetroChina Co., Ltd. (ADR) (a)	17,300	1,417,908
Royal Dutch Shell PLC "A" (ADR)	75,900	4,667,091
		39,225,178
Financials 23.9%
Banks 11.8%
AmSouth Bancorp.	154,500	4,049,445
Bank of America Corp.	205,426	9,480,410
PNC Financial Services Group, Inc.	55,500	3,431,565
SunTrust Banks, Inc.	32,300	2,350,148
US Bancorp.	99,500	2,974,055
Wachovia Corp.	136,000	7,188,960
Wells Fargo & Co.	112,800	7,087,224
		36,561,807
Capital Markets 3.0%
Bear Stearns Companies, Inc.	27,300	3,153,969
Merrill Lynch & Co., Inc.	42,200	2,858,206
Morgan Stanley	58,700	3,330,638
		9,342,813
Diversified Financial Services 6.2%
Citigroup, Inc.	141,000	6,842,730
Freddie Mac	59,700	3,901,395
	Shares	Value ($)

JPMorgan Chase & Co.	207,800	8,247,582
		18,991,707
Insurance 2.9%
AFLAC, Inc.	66,500	3,086,930
American International Group, Inc.	85,500	5,833,665
		8,920,595
Health Care 7.1%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	134,500	5,063,925
Pharmaceuticals 5.4%
Abbott Laboratories	172,300	6,793,789
Johnson & Johnson	79,900	4,801,990
Mylan Laboratories, Inc.	81,300	1,622,748
Wyeth	75,400	3,473,678
		16,692,205
Industrials 8.8%
Aerospace & Defense 2.9%
Honeywell International, Inc.	65,800	2,451,050
L-3 Communications Holdings, Inc.	52,900	3,933,115
United Technologies Corp.	44,800	2,504,768
		8,888,933
Air Freight & Logistics 1.2%
FedEx Corp.	36,900	3,815,091
Commercial Services & Supplies 0.5%
Pitney Bowes, Inc.	35,400	1,495,650
Industrial Conglomerates 1.7%
General Electric Co.	153,600	5,383,680
Machinery 2.5%
Dover Corp.	85,100	3,445,699
Ingersoll-Rand Co., Ltd. "A"	105,400	4,254,998
		7,700,697
Information Technology 18.7%
Communications Equipment 4.2%
Cisco Systems, Inc.*	380,900	6,521,008
Nokia Oyj (ADR)	356,400	6,522,120
		13,043,128
Computers & Peripherals 3.6%
Hewlett-Packard Co.	193,197	5,531,230
International Business Machines Corp.	67,600	5,556,720
		11,087,950
IT Consulting & Services 3.0%
Automatic Data Processing, Inc.	115,600	5,304,884
First Data Corp.	92,000	3,956,920
		9,261,804
Semiconductors & Semiconductor Equipment 6.4%
Applied Materials, Inc.	380,100	6,818,994
Intel Corp.	380,700	9,502,272
Texas Instruments, Inc.	104,100	3,338,487
		19,659,753
Software 1.5%
Microsoft Corp.	182,000	4,759,300
	Shares	Value ($)

Materials 3.1%
Chemicals 2.1%
Air Products & Chemicals, Inc.	38,600	2,284,734
E.I. du Pont de Nemours & Co.	98,600	4,190,500
		6,475,234
Containers & Packaging 1.0%
Sonoco Products Co.	108,500	3,189,900
Telecommunication Services 2.9%
Diversified Telecommunication Services
AT&T, Inc.	174,700	4,278,403
Verizon Communications, Inc.	155,400	4,680,648
		8,959,051
Utilities 3.9%
Electric Utilities
FPL Group, Inc.	77,100	3,204,276
Progress Energy, Inc.	69,800	3,065,616
Southern Co.	162,100	5,597,313
		11,867,205
Total Common Stocks (Cost $253,272,189)		293,438,013
	Shares	Value ($)

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $837,500)	837,500	837,500

Cash Equivalents 5.1%
Cash Management QP Trust, 4.26% (d) (Cost $15,574,214)	15,574,214	15,574,214
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $269,683,903)+	100.5	309,849,727
Other Assets and Liabilities, Net	(0.5)	(1,410,288)
Net Assets	100.0	308,439,439

* Non-income producing security.

+ The cost for federal income tax purposes was $271,423,513. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $38,426,214. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,528,084 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,101,870.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $819,600 which is 0.3% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $253,272,189) — including $819,600 of securities loaned	$ 293,438,013
Investment in Daily Assets Fund Institutional (cost $837,500)*	837,500
Investment in Cash Management QP Trust (cost $15,574,214)	15,574,214
Total investments in securities, at value (cost $269,683,903)	309,849,727
Dividends receivable	288,188
Interest receivable	65,415
Receivable for Portfolio shares sold	455,993
Foreign taxes recoverable	5,246
Other assets	9,748
Total assets	310,674,317
Liabilities
Payable for Portfolio shares redeemed	307,695
Payable for investments purchased	799,024
Payable upon return of securities loaned	837,500
Accrued management fee	194,799
Other accrued expenses and payables	95,860
Total liabilities	2,234,878
Net assets, at value	$ 308,439,439
Net Assets
Net assets consist of: Undistributed net investment income	4,759,802
Net unrealized appreciation (depreciation) on investments	40,165,824
Accumulated net realized gain (loss)	(15,524,916)
Paid-in capital	279,038,729
Net assets, at value	$ 308,439,439
Class A Net Asset Value, offering and redemption price per share ($267,956,008 ÷ 16,949,748 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.81
Class B Net Asset Value, offering and redemption price per share ($40,483,431 ÷ 2,564,460 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.79

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $96,906)	$ 7,036,089
Interest — Cash Management QP Trust	437,331
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	31,589
Total Income	7,505,009
Expenses: Management fee	2,307,055
Custodian fees	15,679
Distribution service fees (Class B)	100,801
Record keeping fees (Class B)	61,577
Auditing	43,852
Legal	13,101
Trustees' fees and expenses	13,203
Reports to shareholders	61,778
Other	14,777
Total expenses before expense reductions	2,631,823
Expense reductions	(17,741)
Total expenses after expense reductions	2,614,082
Net investment income (loss)	4,890,927
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	11,041,062
Net unrealized appreciation (depreciation) during the period on investments	(10,143,924)
Net gain (loss) on investment transactions	897,138
Net increase (decrease) in net assets resulting from operations	$ 5,788,065

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 4,890,927	$ 5,323,805
Net realized gain (loss) on investment transactions	11,041,062	13,617,082
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,143,924)	9,876,005
Net increase (decrease) in net assets resulting from operations	5,788,065	28,816,892
Distributions to shareholders from: Net investment income: Class A	(4,761,672)	(4,099,698)
Class B	(575,737)	(305,336)
Portfolio share transactions: Class A Proceeds from shares sold	36,091,471	26,091,725
Reinvestment of distributions	4,761,672	4,099,698
Cost of shares redeemed	(47,266,915)	(40,278,155)
Net increase (decrease) in net assets from Class A share transactions	(6,413,772)	(10,086,732)
Class B Proceeds from shares sold	4,068,880	22,917,145
Reinvestment of distributions	575,737	305,336
Cost of shares redeemed	(4,564,820)	(3,736,209)
Net increase (decrease) in net assets from Class B share transactions	79,797	19,486,272
Increase (decrease) in net assets	(5,883,319)	33,811,398
Net assets at beginning of period	314,322,758	280,511,360
Net assets at end of period (including undistributed net investment income of $4,759,802 and $5,206,284, respectively)	$ 308,439,439	$ 314,322,758
Other Information
Class A Shares outstanding at beginning of period	17,350,180	18,033,776
Shares sold	2,330,962	1,766,310
Shares issued to shareholders in reinvestment of distributions	312,241	282,738
Shares redeemed	(3,043,635)	(2,732,644)
Net increase (decrease) in Class A shares	(400,432)	(683,596)
Shares outstanding at end of period	16,949,748	17,350,180
Class B Shares outstanding at beginning of period	2,560,016	1,221,656
Shares sold	261,484	1,563,652
Shares issued to shareholders in reinvestment of distributions	37,679	21,029
Shares redeemed	(294,719)	(246,321)
Net increase (decrease) in Class B shares	4,444	1,338,360
Shares outstanding at end of period	2,564,460	2,560,016

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.79	$ 14.57	$ 11.24	$ 13.40	$ 13.40
Income (loss) from investment operations: Net investment income (loss)[a]	.26	.27	.24	.23	.23
Net realized and unrealized gain (loss) on investment transactions	.04	1.18	3.33	(2.20)	.01
Total from investment operations	.30	1.45	3.57	(1.97)	.24
Less distributions from: Net investment income	(.28)	(.23)	(.24)	(.19)	(.24)
Net asset value, end of period	$ 15.81	$ 15.79	$ 14.57	$ 11.24	$ 13.40
Total Return (%)	1.97[b]	10.07	32.60	(14.98)	1.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268	274	263	215	257
Ratio of expenses before expense reductions (%)	.80	.80	.80	.79	.79
Ratio of expenses after expense reductions (%)	.80	.80	.80	.79	.79
Ratio of net investment income (loss) (%)	1.64	1.84	1.94	1.84	1.75
Portfolio turnover rate (%)	64	40	58	84	72
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.77	$ 14.55	$ 11.23	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	.05	1.17	3.35	(1.69)
Total from investment operations	.24	1.39	3.53	(1.54)
Less distributions from: Net investment income	(.22)	(.17)	(.21)	—
Net asset value, end of period	$ 15.79	$ 15.77	$ 14.55	$ 11.23
Total Return (%)	1.58[c]	9.65	32.19	(12.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	40	18.5
Ratio of expenses before expense reductions (%)	1.21	1.18	1.19	1.04*
Ratio of expenses after expense reductions (%)	1.20	1.18	1.19	1.04*
Ratio of net investment income (loss) %)	1.24	1.46	1.55	2.74*
Portfolio turnover rate (%)	64	40	58	84**

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Mercury Large Cap Core VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mercury Large Cap Core VIP from 11/15/2004 to 12/31/2005
[] DWS Mercury Large Cap Core VIP — Class A [] Russell 1000 Index

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Mercury Large Cap Core VIP		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,320	$11,762
	Average annual total return	13.20%	15.55%
Russell 1000 Index	Growth of $10,000	$10,627	$11,011
	Average annual total return	6.27%	9.30%
DWS Mercury Large Cap Core VIP		1-Year	Life of Class*
Class B	Growth of $10,000	$11,293	$11,733
	Average annual total return	12.93%	15.30%
Russell 1000 Index	Growth of $10,000	$10,627	$11,011
	Average annual total return	6.27%	9.30%

The growth of $10,000 is cumulative.

* The Portfolio and Class B commenced operations on November 15, 2004. Index returns begin November 30, 2004.

Information About Your Portfolio's Expenses

DWS Mercury Large Cap Core VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,087.00	$ 1,085.20
Expenses Paid per $1,000*	$ 4.94	$ 6.36
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.47	$ 1,019.11
Expenses Paid per $1,000*	$ 4.79	$ 6.16

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mercury Large Cap Core VIP	.94%	1.21%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Mercury Large Cap Core VIP

DWS Mercury Large Cap Core VIP gained 13.20% for the 12-month period ended December 31, 2005 (Class A shares unadjusted for contract charges), while its benchmark, the Russell 1000 Index, returned 6.27%.

The Portfolio's performance versus the benchmark benefited considerably from stock selection and an overweight1 in the energy sector. It also benefited from stock selection in the healthcare, consumer discretionary and financial sectors. However, stock selection in the information technology and consumer staples sectors, and an overweight in the consumer discretionary sector, detracted from relative return.

Four of the Portfolio's 10 largest holdings contributed notably to the comparative performance for the year: ConocoPhillips, Hewlett-Packard Co., UnitedHealth Group Inc. and Motorola Inc. Our positions in Dell, Inc. and Pfizer, Inc. had a negative impact on the performance versus the benchmark.

As 2006 begins, we believe there may be a moderate deceleration in US economic growth to an approximate annualized rate of 3% as the effect of a weakening consumer demand is partially offset by capital spending. We believe that the slowing of the economy may lead to an increase in earnings disappointments. However, while an increase in market volatility is likely, we believe that overall the risk of recession is slight.

In recent months, we have brought our positions in several sectors more closely in line with their benchmark weights. However, we currently maintain the Portfolio's overweight versus the benchmark in cyclical companies such as those in the information technology and energy sectors, the Portfolio's underweight versus the benchmark in the financial and consumer staples sectors.

Bob Doll, CFA, CPA
Lead Portfolio Manager

Tasos Bouloutas Brenda Sklar
Dan Hansen Gregory Brunk
Portfolio Managers

Fund Asset Management L.P. (doing business as Mercury Advisors), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market and equity risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Mercury Large Cap Core VIP

Asset Allocation	12/31/05	12/31/04

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Information Technology	25%	24%
Health Care	20%	12%
Energy	18%	11%
Financials	12%	12%
Consumer Discretionary	10%	18%
Industrials	9%	8%
Materials	2%	8%
Consumer Staples	2%	4%
Utilities	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 65. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Mercury Large Cap Core VIP

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 9.9%
Auto Components 0.9%
Goodyear Tire & Rubber Co.*	2,650	46,057
Hotels Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	1,550	60,264
Household Durables 0.7%
Beazer Homes USA, Inc.	190	13,840
NVR, Inc.*	15	10,530
Ryland Group, Inc.	135	9,737
		34,107
Leisure Equipment & Products 0.1%
Hasbro, Inc.	70	1,413
Multiline Retail 2.2%
J.C. Penney Co., Inc.	1,000	55,600
Nordstrom, Inc.	1,435	53,669
		109,269
Specialty Retail 4.7%
Advance Auto Parts, Inc.*	740	32,160
American Eagle Outfitters, Inc.	290	6,664
AutoNation, Inc.*	690	14,994
Circuit City Stores, Inc.	2,025	45,745
Office Depot, Inc.*	1,285	40,349
Staples, Inc.	1,960	44,511
Tiffany & Co.	1,255	48,054
		232,477
Textiles, Apparel & Luxury Goods 0.1%
Polo Ralph Lauren Corp.	100	5,614
Consumer Staples 1.9%
Food & Staples Retailing 0.9%
Kroger Co.*	2,275	42,952
Food Products 0.2%
Pilgrim's Pride Corp.	315	10,445
Household Products 0.5%
Procter & Gamble Co.	455	26,336
Tobacco 0.3%
Altria Group, Inc.	160	11,955
Energy 18.3%
Energy Equipment & Services 0.5%
Cooper Cameron Corp.*	590	24,426
Oil, Gas & Consumable Fuels 17.8%
Amerada Hess Corp.	360	45,655
Anadarko Petroleum Corp.	610	57,797
Apache Corp.	700	47,964
Burlington Resources, Inc.	830	71,546
Chevron Corp.	125	7,096
ConocoPhillips	1,390	80,870
Devon Energy Corp.	1,000	62,540
ExxonMobil Corp.	3,080	173,004
Kerr-McGee Corp.	560	50,882
Marathon Oil Corp.	935	57,007
Murphy Oil Corp.	45	2,430
Newfield Exploration Co.*	155	7,761
	Shares	Value ($)

Occidental Petroleum Corp.	760	60,709
Pioneer Natural Resources Co.	995	51,014
Sunoco, Inc.	680	53,298
Tesoro Corp.	895	55,087
		884,660
Financials 12.3%
Banks 0.4%
Bank of America Corp.	465	21,459
Capital Markets 3.7%
Charles Schwab Corp.	2,730	40,049
Janus Capital Group, Inc.	1,100	20,493
Lehman Brothers Holdings, Inc.	490	62,803
The Goldman Sachs Group, Inc.	460	58,747
		182,092
Diversified Financial Services 1.1%
Citigroup, Inc.	1,000	48,530
JPMorgan Chase & Co.	120	4,763
		53,293
Insurance 7.1%
American International Group, Inc.	170	11,599
Aon Corp.	1,250	44,937
MetLife, Inc.	1,100	53,900
Progressive Corp.	150	17,517
Prudential Financial, Inc.	850	62,211
Safeco Corp.	675	38,138
The St. Paul Travelers Companies, Inc.	1,365	60,975
UnumProvident Corp.	2,100	47,775
W.R. Berkley Corp.	372	17,715
		354,767
Health Care 19.3%
Biotechnology 2.8%
Amgen, Inc.*	1,125	88,717
Applera Corp. — Applied Biosystems Group	1,025	27,224
Techne Corp.*	430	24,145
		140,086
Health Care Equipment & Supplies 0.9%
Becton, Dickinson & Co.	710	42,657
Health Care Providers & Services 10.6%
Aetna, Inc.	645	60,830
AmerisourceBergen Corp.	1,320	54,648
Caremark Rx, Inc.*	1,115	57,746
CIGNA Corp.	430	48,031
Express Scripts, Inc.*	660	55,308
HCA, Inc.	990	49,995
Humana, Inc.*	1,110	60,306
McKesson Corp.	1,135	58,555
UnitedHealth Group, Inc.	1,270	78,918
		524,337
Pharmaceuticals 5.0%
Allergan, Inc.	545	58,838
Barr Pharmaceuticals, Inc.*	880	54,815
Johnson & Johnson	395	23,740
King Pharmaceuticals, Inc.*	1,960	33,163
	Shares	Value ($)

Pfizer, Inc.	3,435	80,104
		250,660
Industrials 9.1%
Aerospace & Defense 2.1%
Lockheed Martin Corp.	930	59,176
Precision Castparts Corp.	365	18,911
Raytheon Co.	640	25,696
		103,783
Airlines 0.6%
AMR Corp.*	1,415	31,455
Commercial Services & Supplies 0.4%
Corporate Executive Board Co.	220	19,734
Electrical Equipment 0.8%
Rockwell Automation, Inc.	675	39,933
Industrial Conglomerates 1.9%
General Electric Co.	2,710	94,986
Machinery 2.1%
Cummins, Inc.	560	50,249
Joy Global, Inc.	442	17,680
Terex Corp.*	610	36,234
		104,163
Road & Rail 1.1%
CSX Corp.	1,085	55,085
Trading Companies & Distributors 0.1%
MSC Industrial Direct Co. "A"	85	3,419
Information Technology 25.1%
Communications Equipment 1.7%
Cisco Systems, Inc.*	900	15,408
Motorola, Inc.	3,055	69,012
		84,420
Computers & Peripherals 4.8%
Dell, Inc.*	2,150	64,479
Hewlett-Packard Co.	2,725	78,017
International Business Machines Corp.	65	5,343
NCR Corp.*	1,100	37,334
Western Digital Corp.*	2,745	51,084
		236,257
Electronic Equipment & Instruments 0.5%
Jabil Circuit, Inc.*	710	26,334
IT Consulting & Services 2.4%
CheckFree Corp.*	875	40,162
Computer Sciences Corp.*	220	11,141
Fiserv, Inc.*	1,000	43,270
Sabre Holdings Corp.	1,055	25,436
		120,009
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 7.5%
Broadcom Corp. "A"*	430	20,274
Intel Corp.	3,480	86,861
Intersil Corp. "A"	2,040	50,755
Lam Research Corp.*	1,320	47,098
LSI Logic Corp.*	5,110	40,880
Microchip Technology, Inc.	100	3,215
NVIDIA Corp.*	1,405	51,367
Texas Instruments, Inc.	2,200	70,554
		371,004
Software 8.2%
Autodesk, Inc.	1,265	54,332
BEA Systems, Inc.*	4,875	45,825
BMC Software, Inc.*	1,860	38,112
Citrix Systems, Inc.*	1,665	47,919
Compuware Corp.*	1,830	16,415
Intuit, Inc.*	1,000	53,300
McAfee, Inc.*	1,740	47,206
Microsoft Corp.	1,775	46,416
Red Hat, Inc.*	2,130	58,021
		407,546
Materials 2.1%
Chemicals 0.5%
Eastman Chemical Co.	445	22,957
Metals & Mining 1.5%
Freeport-McMoRan Copper & Gold, Inc. "B"	410	22,058
Nucor Corp.	790	52,709
		74,767
Paper & Forest Products 0.1%
MeadWestvaco Corp.	185	5,186
Utilities 1.6%
Electric Utilities 1.0%
American Electric Power Co., Inc.	175	6,491
Edison International	1,040	45,354
		51,845
Multi-Utilities 0.6%
CMS Energy Corp.*	1,930	28,004
Total Common Stocks (Cost $4,485,764)		4,940,213

Cash Equivalents 1.1%
Cash Management QP Trust, 4.26% (a) (Cost $56,737)	56,737	56,737
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,542,501)+	100.7	4,996,950
Other Assets and Liabilities, Net	(0.7)	(34,946)
Net Assets	100.0	4,962,004

Notes to DWS Mercury Large Cap Core VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $4,544,205. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $452,745. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $530,565 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $77,820.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $4,485,764)	$ 4,940,213
Investment in Cash Management QP Trust (cost $56,737)	56,737
Total investments in securities, at value (cost $4,542,501)	4,996,950
Dividends receivable	3,512
Interest receivable	155
Receivable for Portfolio shares sold	4,774
Due from Advisor	26,823
Other assets	106
Total assets	5,032,320
Liabilities
Payable for Portfolio shares redeemed	1,118
Other accrued expenses and payables	69,198
Total liabilities	70,316
Net assets, at value	$ 4,962,004
Net Assets
Net assets consist of: Undistributed net investment income	8
Net unrealized appreciation (depreciation) on investments	454,449
Accumulated net realized gain (loss)	(12,198)
Paid-in capital	4,519,745
Net assets, at value	$ 4,962,004
Class A Net Asset Value, offering and redemption price per share ($587,918 ÷ 50,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.68
Class B Net Asset Value, offering and redemption price per share ($4,374,086 ÷ 375,589 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.65
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends	$ 29,622
Interest — Cash Management QP Trust	1,884
Total Income	31,506
Expenses: Management fee	26,156
Custodian and accounting fees	123,185
Distribution service fees (Class B)	5,900
Record keeping fees (Class B)	1,954
Auditing	24,982
Legal	10,048
Trustees' fees and expenses	68
Reports to shareholders	3,582
Offering cost	3,467
Other	2,819
Total expenses before expense reductions	202,161
Expense reductions	(168,447)
Total expenses after expense reductions	33,714
Net investment income (loss)	(2,208)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,226)
Net unrealized appreciation (depreciation) during the period on investments	410,675
Net gain (loss) on investment transactions	407,449
Net increase (decrease) in net assets resulting from operations	$ 405,241

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ (2,208)	$ 1,239
Net realized gain (loss) on investment transactions	(3,226)	6,729
Net unrealized appreciation (depreciation) during the period on investment transactions	410,675	43,774
Net increase (decrease) in net assets resulting from operations	405,241	51,742
Distributions to shareholders from: Net investment income: Class A	(725)	—
Class B	(1,862)	—
Net realized gains: Class A	(3,034)	—
Class B	(11,251)	—
Portfolio share transactions: Class A Proceeds from shares sold	—	499,964
Reinvestment of distributions	3,759	—
Net increase (decrease) in net assets from Class A share transactions	3,759	499,964
Class B Proceeds from shares sold	3,088,383	1,008,929
Reinvestment of distributions	13,113	—
Cost of shares redeemed	(91,838)	(417)
Net increase (decrease) in net assets from Class B share transactions	3,009,658	1,008,512
Increase (decrease) in net assets	3,401,786	1,508,476
Net assets at beginning of period	1,560,218	—
Net assets at end of period (including undistributed net investment income of $8 and $2,481, respectively)	$ 4,962,004	$ 1,560,218
Other Information
Class A Shares outstanding at beginning of period	50,000	—
Shares sold	—	50,000
Shares issued to shareholders in reinvestment of distributions	351	—
Net increase (decrease) in Class A shares	351	50,000
Shares outstanding at end of period	50,351	50,000
Class B Shares outstanding at beginning of period	100,195	—
Shares sold	282,413	100,236
Shares issued to shareholders in reinvestment of distributions	1,195	—
Shares redeemed	(8,214)	(41)
Net increase (decrease) in Class B shares	275,394	100,195
Shares outstanding at end of period	375,589	100,195

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.01
Net realized and unrealized gain (loss) on investment transactions	1.36	.38
Total from investment operations	1.38	.39
Less distributions from: Net investment income	(.02)	—
Net realized gain on investment transactions	(.07)	—
Total distributions	(.09)	—
Net asset value, end of period	$ 11.68	$ 10.39
Total Return (%)[c]	13.20	3.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses before expense reductions (%)	6.67	22.15*
Ratio of expenses after expense reductions (%)	.97	1.12*
Ratio of net investment income (%)	.11	.79*
Portfolio turnover rate (%)	78	104*

[a] For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	1.36	.38
Total from investment operations	1.35	.39
Less distributions from: Net investment income	(.02)	—
Net realized gain on investment transactions	(.07)	—
Total distributions	(.09)	—
Net asset value, end of period	$ 11.65	$ 10.39
Total Return (%)[c]	12.93	3.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1
Ratio of expenses before expense reductions (%)	7.01	22.55*
Ratio of expenses after expense reductions (%)	1.20	1.11*
Ratio of net investment income (%)	(.12)	.80*
Portfolio turnover rate (%)	78	104*

[a] For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS MFS Strategic Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS MFS Strategic Value VIP from 5/1/2002 to 12/31/2005
[] DWS MFS Strategic Value VIP — Class A [] Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS MFS Strategic Value VIP		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$9,982	$14,905	$12,103
	Average annual total return	-.18%	14.23%	5.34%
Russell 1000 Value Index	Growth of $10,000	$10,705	$16,216	$13,628
	Average annual total return	7.05%	17.49%	8.81%
DWS MFS Strategic Value VIP		1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$9,940	$14,744	$13,391
	Average annual total return	-.60%	13.82%	8.70%
Russell 1000 Value Index	Growth of $10,000	$10,705	$16,216	$14,386
	Average annual total return	7.05%	17.49%	10.95%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2002. Index returns begin April 30, 2002.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS MFS Strategic Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,012.00	$ 1,010.00
Expenses Paid per $1,000*	$ 4.97	$ 6.94
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.27	$ 1,018.30
Expenses Paid per $1,000*	$ 4.99	$ 6.97

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS MFS Strategic Value VIP	.98%	1.37%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS MFS Strategic Value VIP

For the 12 months ended December 31, 2005, DWS MFS Strategic Value VIP returned -0.18% (Class A shares, unadjusted for contract charges). In comparison, the Portfolio's benchmark, the Russell 1000 Value Index, returned 7.05%.

Relative to the Portfolio's benchmark, the sectors that detracted most from the Portfolio's performance during the period were utilities and communications, technology, basic materials, and leisure. Stock selection held back relative results in all four sectors.

In utilities and communications, our positions in power producer Calpine1 (which is not a benchmark constituent) and telecommunications services provider Verizon Communications, Inc. detracted from relative performance.

In technology, although our overweight2 position contributed to relative performance, this was offset by stock selection within the sector. Our holdings of network security software company Symantec Corp. and global telecom equipment maker Nortel Networks Corp. (which is not a constituent of the benchmark) held back relative returns.

In basic materials, our holdings in newsprint maker Bowater, Inc. detracted from relative returns as the stock underperformed the benchmark.

Finally, in the leisure sector, advertising and marketing services company Interpublic Group1 and media giant Viacom, Inc. "B" were among the Portfolio's top detractors for the period.

Another holding that held back results during the period was Tenet Healthcare Corp., which is in the poorly performing health services sector. Manufacturing conglomerate Tyco International Ltd., and clothing retailer The Gap, Inc. (neither of which are benchmark constituents) also dampened investment results.

The top contributors to the Portfolio during the period were energy, autos and housing, and financial services. Stock selection in the energy sector helped boost relative results. Drilling rig operator GlobalSantaFe Corp., offshore drilling company Noble Corp., and oilfield services provider BJ Services Co. (none of which are benchmark constituents) were among the Portfolio's top contributors. Our holdings in oil and gas producer Devon Energy Corp. and oil and gas equipment manufacturer Cooper Cameron Corp. also contributed to relative returns. Finally, although positive relative contribution from the autos and housing and financial services sectors resulted primarily from superior stock selection, no individual stocks within either sector were among the Portfolio's top contributors.

Other investments that aided relative results included our overweight positions in software developer Compuware Corp., consumer electronics retailer Circuit City Stores, Inc., and cell phone manufacturer Nokia Oyj (which is not a benchmark constituent). Our avoidance of poor-performing pharmaceutical giant Pfizer1 and our underweight in General Electric1 also helped.

Kenneth J. Enright, CFA Alan T. Langsner
Portfolio Managers

Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Security was not held in the Portfolio at the end of the period.

2 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS MFS Strategic Value VIP

Asset Allocation	12/31/05	12/31/04

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	23%	21%
Information Technology	17%	11%
Consumer Discretionary	17%	14%
Health Care	10%	14%
Energy	9%	8%
Telecommunication Services	9%	12%
Industrials	7%	6%
Materials	5%	8%
Consumer Staples	3%	4%
Utilities	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 75. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS MFS Strategic Value VIP

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 16.3%
Hotels Restaurants & Leisure 0.6%
International Game Technology	11,050	340,119
Leisure Equipment & Products 1.2%
Mattel, Inc.	47,780	755,879
Media 7.5%
Knight Ridder, Inc.	12,880	815,304
Viacom, Inc. "B"*	62,735	2,045,161
Walt Disney Co.	72,500	1,737,825
		4,598,290
Multiline Retail 1.9%
Family Dollar Stores, Inc.	46,430	1,151,000
Specialty Retail 5.1%
Circuit City Stores, Inc.	29,620	669,116
OfficeMax, Inc.	36,470	924,879
The Gap, Inc.	85,670	1,511,219
		3,105,214
Consumer Staples 3.1%
Beverages 0.5%
Molson Coors Brewing Co. "B"	4,870	326,241
Food & Staples Retailing 1.6%
Wal-Mart Stores, Inc.	20,390	954,252
Personal Products 1.0%
Estee Lauder Companies, Inc. "A"	18,670	625,072
Energy 9.1%
Energy Equipment & Services 6.7%
BJ Services Co.	19,640	720,199
Cooper Cameron Corp.*	17,180	711,252
GlobalSantaFe Corp.	29,880	1,438,722
Noble Corp.	17,570	1,239,387
		4,109,560
Oil, Gas & Consumable Fuels 2.4%
Devon Energy Corp.	23,540	1,472,192
Financials 22.7%
Banks 8.2%
Bank of America Corp.	52,968	2,444,473
PNC Financial Services Group, Inc.	41,360	2,557,289
		5,001,762
Capital Markets 5.4%
Mellon Financial Corp.	60,310	2,065,618
Merrill Lynch & Co., Inc.	18,340	1,242,168
		3,307,786
Diversified Financial Services 4.5%
JPMorgan Chase & Co.	68,940	2,736,229
Insurance 4.6%
Allstate Corp.	26,130	1,412,849
	Shares	Value ($)

Conseco, Inc.*	61,290	1,420,089
		2,832,938
Health Care 10.1%
Health Care Providers & Services 2.1%
Tenet Healthcare Corp.*	163,510	1,252,487
Pharmaceuticals 8.0%
Merck & Co., Inc.	77,070	2,451,597
Wyeth	52,560	2,421,439
		4,873,036
Industrials 6.4%
Building Products 2.9%
Masco Corp.	59,070	1,783,323
Industrial Conglomerates 3.5%
Tyco International Ltd.	73,250	2,113,995
Information Technology 16.7%
Communications Equipment 6.0%
Nokia Oyj (ADR)	66,770	1,221,891
Nortel Networks Corp.*	795,130	2,433,098
		3,654,989
Computers & Peripherals 2.2%
Sun Microsystems, Inc.*	327,160	1,370,800
Software 8.5%
Compuware Corp.*	148,550	1,332,494
Oracle Corp.*	99,340	1,212,941
Symantec Corp.*	152,260	2,664,550
		5,209,985
Materials 5.1%
Containers & Packaging 3.6%
Owens-Illinois, Inc.*	103,830	2,184,583
Paper & Forest Products 1.5%
Bowater, Inc.	29,630	910,234
Telecommunication Services 8.3%
Diversified Telecommunication Services 4.4%
Verizon Communications, Inc.	88,970	2,679,776
Wireless Telecommunication Services 3.9%
Sprint Nextel Corp.	102,980	2,405,613
Total Common Stocks (Cost $55,570,227)		59,755,355

Cash Equivalents 2.7%
Cash Management QP Trust, 4.26% (a) (Cost $1,629,434)	1,629,434	1,629,434
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $57,199,661)+	100.5	61,384,789
Other Assets and Liabilities, Net	(0.5)	(311,552)
Net Assets	100.0	61,073,237

Notes to DWS MFS Strategic Value VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $57,606,036. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $3,778,753. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,531,444 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,752,691.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $55,570,227)	$ 59,755,355
Investment in Cash Management QP Trust (cost $1,629,434)	1,629,434
Total investments in securities, at value (cost $57,199,661)	61,384,789
Cash	10,000
Dividends receivable	94,091
Interest receivable	8,271
Receivable for Portfolio shares sold	354,503
Due from Advisor	12,389
Other assets	1,614
Total assets	61,865,657
Liabilities
Payable for investments purchased	725,297
Payable for Portfolio shares redeemed	1,462
Other accrued expenses and payables	65,661
Total liabilities	792,420
Net assets, at value	$ 61,073,237
Net Assets
Net assets consist of: Undistributed net investment income	222
Net unrealized appreciation (depreciation) on investments	4,185,128
Accumulated net realized gain (loss)	(1,022,384)
Paid-in capital	57,910,271
Net assets, at value	$ 61,073,237
Class A Net Asset Value, offering and redemption price per share ($28,109,386 ÷ 2,624,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.71
Class B Net Asset Value, offering and redemption price per share ($32,963,851 ÷ 3,070,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.74
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,814)	$ 837,523
Interest — Cash Management QP Trust	28,134
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	24,752
Total Income	890,409
Expenses: Management fee	474,497
Custodian and accounting fees	85,073
Distribution service fees (Class B)	82,714
Record keeping fees (Class B)	48,429
Auditing	37,508
Legal	8,264
Trustees' fees and expenses	1,568
Reports to shareholders	13,060
Other	6,107
Total expenses before expense reductions	757,220
Expense reductions	(100,482)
Total expenses after expense reductions	656,738
Net investment income (loss)	233,671
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,240,183
Net unrealized appreciation (depreciation) during the period on investments	(1,671,904)
Net gain (loss) on investment transactions	(431,721)
Net increase (decrease) in net assets resulting from operations	$ (198,050)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 233,671	$ 255,765
Net realized gain (loss) on investment transactions	1,240,183	2,454,847
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,671,904)	3,679,166
Net increase (decrease) in net assets resulting from operations	(198,050)	6,389,778
Distributions to shareholders from: Net investment income: Class A	(253,570)	(35,768)
Class B	(205,735)	(15,246)
Net realized gains: Class A	(1,699,452)	(4,650)
Class B	(2,844,831)	(10,656)
Tax return of capital: Class A	(181,408)	—
Class B	(283,355)	—
Portfolio share transactions: Class A Proceeds from shares sold	16,760,892	7,917,703
Reinvestment of distributions	2,134,430	40,418
Cost of shares redeemed	(3,925,053)	(1,562,312)
Net increase (decrease) in net assets from Class A share transactions	14,970,269	6,395,809
Class B Proceeds from shares sold	3,634,423	18,488,884
Reinvestment of distributions	3,333,921	25,902
Cost of shares redeemed	(4,465,113)	(1,646,414)
Net increase (decrease) in net assets from Class B share transactions	2,503,231	16,868,372
Increase (decrease) in net assets	11,807,099	29,587,639
Net assets at beginning of period	49,266,138	19,678,499
Net assets at end of period (including undistributed net investment income of $222 and $250,729, respectively)	$ 61,073,237	$ 49,266,138
Other Information
Class A Shares outstanding at beginning of period	1,271,678	688,664
Shares sold	1,496,713	725,099
Shares issued to shareholders in reinvestment of distributions	197,394	3,864
Shares redeemed	(341,319)	(145,949)
Net increase (decrease) in Class A shares	1,352,788	583,014
Shares outstanding at end of period	2,624,466	1,271,678
Class B Shares outstanding at beginning of period	2,837,941	1,236,034
Shares sold	320,047	1,749,677
Shares issued to shareholders in reinvestment of distributions	306,318	2,474
Shares redeemed	(393,724)	(150,244)
Net increase (decrease) in Class B shares	232,641	1,601,907
Shares outstanding at end of period	3,070,582	2,837,941

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.00	$ 10.24	$ 8.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	(.12)	1.71	2.10	(1.93)
Total from investment operations	(.04)	1.82	2.16	(1.88)
Less distributions from: Net investment income	(.16)	(.05)	(.04)	—
Net realized gain on investment transactions	(.99)	(.01)	—	—
Tax return of capital	(.10)	—	—	—
Total distributions	(1.25)	(.06)	(.04)	—
Net asset value, end of period	$ 10.71	$ 12.00	$ 10.24	$ 8.12
Total Return (%)[c]	(.18)	17.82	26.74	(18.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	15	7	5
Ratio of expenses before expense reductions (%)	1.25	1.42	1.93	2.71*
Ratio of expenses after expense reductions (%)	1.05	1.14	1.15	1.15*
Ratio of net investment income (loss) (%)	.73	1.05	.67	.82*
Portfolio turnover rate (%)	59	54	40	7

[a] For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.98	$ 10.22	$ 8.11	$ 8.93
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	(.12)	1.71	2.11	(.86)
Total from investment operations	(.08)	1.78	2.13	(.82)
Less distributions from: Net investment income	(.07)	(.01)	(.02)	—
Net realized gain on investment transactions	(.99)	(.01)	—	—
Tax return of capital	(.10)	—	—	—
Total distributions	(1.16)	(.02)	(.02)	—
Net asset value, end of period	$ 10.74	$ 11.98	$ 10.22	$ 8.11
Total Return (%)[c]	(.60)	17.40	26.35	(9.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	34	13.3
Ratio of expenses before expense reductions (%)	1.65	1.79	2.32	2.96*
Ratio of expenses after expense reductions (%)	1.45	1.52	1.54	1.40*
Ratio of net investment income (loss) (%)	.33	.67	.28	.87*
Portfolio turnover rate (%)	59	54	40	7

[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile. In addition, this Portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP from 5/1/1999 to 12/31/2005
[] DWS Mid Cap Growth VIP — Class A [] Russell 3000 Growth Index [] S&P 500 Index [] Russell Mid Cap Growth Index

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,504	$16,034	$8,698	$11,564
	Average annual total return	15.04%	17.04%	-2.75%	2.21%
Russell 3000 Growth Index	Growth of $10,000	$10,517	$14,728	$8,519	$8,303
	Average annual total return	5.17%	13.78%	-3.15%	-2.75%
S&P 500 Index	Growth of $10,000	$10,491	$14,970	$10,275	$10,367
	Average annual total return	4.91%	14.39%	.54%	.54%
Russell Mid Cap Growth Index	Growth of $10,000	$11,210	$18,474	$10,709	$13,223
	Average annual total return	12.10%	22.70%	1.38%	4.28%
DWS Mid Cap Growth VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$11,465	$15,850	$15,061
	Average annual total return		14.65%	16.59%	12.42%
Russell 3000 Growth Index	Growth of $10,000		$10,517	$14,728	$13,340
	Average annual total return		5.17%	13.78%	8.58%
S&P 500 Index	Growth of $10,000		$10,491	$14,970	$13,428
	Average annual total return		4.91%	14.39%	8.79%
Russell Mid Cap Growth Index	Growth of $10,000		$11,210	$18,474	$16,702
	Average annual total return		12.10%	22.70%	15.78%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,092.70	$ 1,090.60
Expenses Paid per $1,000*	$ 5.01	$ 6.90
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.42	$ 1,018.60
Expenses Paid per $1,000*	$ 4.84	$ 6.67

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mid Cap Growth VIP	.95%	1.31%

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio of any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Mid Cap Growth VIP

For the 12-month period ended December 31, 2005, US the stock market was weighed down by concerns over rising interest rates and the possibility of a resurgence in inflation. On the plus side, the US economy appears to be somewhat stronger than what might be expected at this stage of an expansion. Gross domestic product has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and corporate profits are still increasing. Other positive signs in 2005 included increased business investment in capital projects and information technology. During the period, mid-cap stocks posted significantly higher returns than large-cap or small-cap stocks.

For its most recent fiscal year, the Portfolio returned 15.04% (Class A shares, unadjusted for contract charges), outperforming the 12.10% return of the Russell Midcap Growth Index.

During the 12-month period, stock selection within the financials and energy sectors boosted performance. In addition, our overweight in the health care area helped returns. Detractors from performance during the 12-month period included the Portfolio's underweight in materials compared with the benchmark and stock selection in the information technology sector.

Samuel A. Dedio
Robert S. Janis

Co-Lead Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. In addition, this Portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Mid-cap stocks are represented by the Russell Midcap Growth Index as defined above. Large-cap stocks are measured by the Russell 1000 Index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Small-cap stocks are measured by the Russell 2000 Index which is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	97%	97%
Cash Equivalents	2%	3%
Exchange Traded Funds	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Health Care	22%	26%
Consumer Discretionary	22%	17%
Information Technology	21%	25%
Energy	11%	2%
Industrials	10%	5%
Financials	10%	13%
Consumer Staples	3%	5%
Telecommunication Services	1%	2%
Materials	—	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 86. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.0%
Consumer Discretionary 21.0%
Hotels Restaurants & Leisure 6.4%
P.F. Chang's China Bistro, Inc.* (a)	28,270	1,403,040
Station Casinos, Inc.	18,920	1,282,776
The Cheesecake Factory, Inc.*	38,920	1,455,219
		4,141,035
Specialty Retail 6.1%
Chico's FAS, Inc.*	48,970	2,151,252
Urban Outfitters, Inc.* (a)	68,900	1,743,859
		3,895,111
Textiles, Apparel & Luxury Goods 8.5%
Coach, Inc.*	56,600	1,887,044
Polo Ralph Lauren Corp.	39,040	2,191,706
Quicksilver, Inc.* (a)	97,860	1,354,382
		5,433,132
Consumer Staples 3.0%
Food & Staples Retailing 0.9%
Herbalife Ltd.* (a)	18,200	591,864
Household Products 2.1%
Jarden Corp.* (a)	43,260	1,304,289
Energy 10.7%
Energy Equipment & Services 4.6%
BJ Services Co.	24,450	896,581
Noble Corp.	17,870	1,260,550
Rowan Companies, Inc.	23,050	821,502
		2,978,633
Oil, Gas & Consumable Fuels 6.1%
Peabody Energy Corp.	24,320	2,004,455
Ultra Petroleum Corp.*	33,630	1,876,554
		3,881,009
Financials 9.2%
Capital Markets 4.8%
E*TRADE Financial Corp.*	86,010	1,794,168
Legg Mason, Inc.	10,830	1,296,243
		3,090,411
Diversified Financial Services 4.4%
Affiliated Managers Group, Inc.* (a)	22,410	1,798,403
Nuveen Investments "A"	23,900	1,018,618
		2,817,021
Health Care 21.6%
Biotechnology 6.1%
Celgene Corp.*	26,690	1,729,512
Genzyme Corp.*	17,840	1,262,715
Invitrogen Corp.*	13,410	893,643
		3,885,870
Health Care Equipment & Supplies 3.7%
C.R. Bard, Inc.	18,040	1,189,197
Fisher Scientific International, Inc.*	19,410	1,200,702
		2,389,899
	Shares	Value ($)

Health Care Providers & Services 11.8%
AMERIGROUP Corp.*	70,480	1,371,541
Community Health Systems, Inc.*	33,510	1,284,773
Coventry Health Care, Inc.*	28,180	1,605,133
DaVita, Inc.*	26,760	1,355,126
Omnicare, Inc.	33,550	1,919,731
		7,536,304
Industrials 10.1%
Construction & Engineering 1.1%
Chicago Bridge & Iron Co., NV (New York Shares) (a)	28,260	712,435
Electrical Equipment 3.7%
Molex, Inc. "A"	39,490	971,059
Roper Industries, Inc.	34,850	1,376,923
		2,347,982
Machinery 5.3%
Joy Global, Inc.	24,690	987,600
Oshkosh Truck Corp.	30,580	1,363,562
Terex Corp.*	17,940	1,065,636
		3,416,798
Information Technology 20.3%
Communications Equipment 2.0%
Andrew Corp.* (a)	870	9,335
Comverse Technologies, Inc.*	46,890	1,246,805
		1,256,140
Computers & Peripherals 1.4%
NCR Corp.*	26,720	906,877
Electronic Equipment & Instruments 1.8%
Cogent, Inc.*	51,300	1,163,484
Internet Software & Services 1.5%
VeriSign, Inc.*	44,770	981,358
IT Consulting & Services 1.0%
Cognizant Technology Solutions Corp. "A"*	12,650	636,927
Semiconductors & Semiconductor Equipment 3.8%
Broadcom Corp. "A"*	27,040	1,274,936
Linear Technology Corp.	32,870	1,185,621
		2,460,557
Software 8.8%
Activision, Inc.*	88,743	1,219,329
Business Objects SA (ADR)* (a)	36,430	1,472,136
NAVTEQ Corp.*	29,900	1,311,713
Salesforce.com, Inc.* (a)	50,750	1,626,538
		5,629,716
Telecommunication Services 1.1%
Wireless Telecommunication Services
NII Holdings, Inc.*	15,860	692,765
Total Common Stocks (Cost $49,404,421)		62,149,617

Exchange Traded Funds 1.5%
iShares Russell Midcap Growth Index Fund (Cost $940,746)	10,200	958,392
	Shares	Value ($)

Securities Lending Collateral 16.5%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $10,569,018)	10,569,018	10,569,018

Cash Equivalents 2.0%
Cash Management QP Trust, 4.26% (d) (Cost $1,293,926)	1,293,926	1,293,926
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $62,208,111)+	117.0	74,970,953
Other Assets and Liabilities, Net	(17.0)	(10,867,512)
Net Assets	100.0	64,103,441

Notes to DWS Mid Cap Growth VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $62,302,764. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $12,668,189. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,035,495 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,367,306.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $10,219,659 which is 15.9% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $50,345,167) — including $10,219,659 of securities loaned	$ 63,108,009
Investment in Daily Assets Fund Institutional (cost $10,569,018)*	10,569,018
Investment in Cash Management QP Trust (cost $1,293,926)	1,293,926
Total investments in securities, at value (cost $62,208,111)	74,970,953
Receivable for investments sold	265,389
Dividends receivable	7,098
Interest receivable	6,066
Other assets	1,758
Total assets	75,251,264
Liabilities
Payable for investments purchased	391,707
Payable for Portfolio shares redeemed	101,569
Payable upon return of securities loaned	10,569,018
Accrued management fee	15,246
Other accrued expenses and payables	70,283
Total liabilities	11,147,823
Net assets, at value	$ 64,103,441
Net Assets
Net assets consist of: Accumulated net investment loss	(4,048)
Net unrealized appreciation (depreciation) on investments	12,762,842
Accumulated net realized gain (loss)	(32,985,973)
Paid-in capital	84,330,620
Net assets, at value	$ 64,103,441
Class A Net Asset Value, offering and redemption price per share ($57,248,690 ÷ 5,056,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.32
Class B Net Asset Value, offering and redemption price per share ($6,854,751 ÷ 612,639 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.19

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $127)	$ 221,238
Interest — Cash Management QP Trust	71,717
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,833
Total Income	304,788
Expenses: Management fee	453,434
Custodian and accounting fees	71,985
Distribution service fees (Class B)	15,682
Record keeping fees (Class B)	9,109
Auditing	41,776
Legal	10,624
Trustees' fees and expenses	4,499
Reports to shareholders	19,814
Other	6,634
Total expenses before expense reductions	633,557
Expense reductions	(36,040)
Total expenses after expense reductions	597,517
Net investment income (loss)	(292,729)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,195,328
Net unrealized appreciation (depreciation) during the period on investments	2,483,401
Net gain (loss) on investment transactions	8,678,729
Net increase (decrease) in net assets resulting from operations	$ 8,386,000

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ (292,729)	$ (84,055)
Net realized gain (loss) on investment transactions	6,195,328	2,570,533
Net unrealized appreciation (depreciation) during the period on investment transactions	2,483,401	(452,406)
Net increase (decrease) in net assets resulting from operations	8,386,000	2,034,072
Portfolio share transactions: Class A Proceeds from shares sold	10,629,646	4,965,372
Cost of shares redeemed	(14,069,195)	(9,699,886)
Net increase (decrease) in net assets from Class A share transactions	(3,439,549)	(4,734,514)
Class B Proceeds from shares sold	1,213,427	2,601,994
Cost of shares redeemed	(1,408,796)	(435,771)
Net increase (decrease) in net assets from Class B share transactions	(195,369)	2,166,223
Increase (decrease) in net assets	4,751,082	(534,219)
Net assets at beginning of period	59,352,359	59,886,578
Net assets at end of period (including accumulated net investment loss of $4,048 and $2,093, respectively)	$ 64,103,441	$ 59,352,359
Other Information
Class A Shares outstanding at beginning of period	5,401,258	5,923,874
Shares sold	1,010,050	534,758
Shares redeemed	(1,354,397)	(1,057,374)
Net increase (decrease) in Class A shares	(344,347)	(522,616)
Shares outstanding at end of period	5,056,911	5,401,258
Class B Shares outstanding at beginning of period	634,195	405,258
Shares sold	115,791	277,046
Shares redeemed	(137,347)	(48,109)
Net increase (decrease) in Class B shares	(21,556)	228,937
Shares outstanding at end of period	612,639	634,195

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.84	$ 9.46	$ 7.06	$ 10.22	$ 13.20
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.01)	(.05)	(.01)	.06
Net realized and unrealized gain (loss) on investment transactions	1.53	.39	2.45	(3.11)	(2.92)
Total from investment operations	1.48	.38	2.40	(3.12)	(2.86)
Less distributions from: Net investment income	—	—	—	(.04)	(.12)
Net asset value, end of period	$ 11.32	$ 9.84	$ 9.46	$ 7.06	$ 10.22
Total Return (%)	15.04[b]	4.02[b]	33.99[b]	(30.66)	(21.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	53	56	44	71
Ratio of expenses before expense reductions (%)	1.01	1.02	.98	.81	.86
Ratio of expenses after expense reductions (%)	.95	.95	.95	.81	.86
Ratio of net investment income (%)	(.45)	(.11)	(.57)	(.19)	.58
Portfolio turnover rate (%)	104	103	91	71	42
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 9.42	$ 7.06	$ 7.43
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.52	.39	2.45	(.35)
Total from investment operations	1.43	.34	2.36	(.37)
Net asset value, end of period	$ 11.19	$ 9.76	$ 9.42	$ 7.06
Total Return (%)	14.65[c]	3.61[c]	33.43[c]	(4.98)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	4.1
Ratio of expenses before expense reductions (%)	1.40	1.41	1.37	1.06*
Ratio of expenses after expense reductions (%)	1.32	1.34	1.34	1.06*
Ratio of net investment income (%)	(.82)	(.50)	(.96)	(.47)*
Portfolio turnover rate (%)	104	103	91	71

[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Moderate Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Moderate Allocation VIP from 8/16/2004 to 12/31/2005
[] DWS Moderate Allocation VIP — Class B [] Russell 1000 Index

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvested dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Moderate Allocation VIP		1-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,506	$11,388
	Average annual total return	5.06%	9.94%
Russell 1000 Index	Growth of $10,000	$10,627	$11,815
	Average annual total return	6.27%	13.33%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns begin August 31, 2004.

Information About Your Portfolio's Expenses

DWS Moderate Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,043.10
Expenses Paid per $1,000*	$ 3.04
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,022.23
Expenses Paid per $1,000*	$ 3.01
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,043.10
Expenses Paid per $1,000**	$ 6.39
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$ 1,000.00
Ending Account Value 12/31/05	$ 1,018.95
Expenses Paid per $1,000**	$ 6.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for each class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.59%
Estimated Indirect Expenses of Underlying DWS Portfolios	.65%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Moderate Allocation VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year, and returns of the various asset classes were generally close to one another.

For the 12 months ended December 31, 2005, DWS Moderate Allocation VIP portfolio had a return of 5.06% (Class B shares, unadjusted for contract charges). As anticipated, since this Portfolio invests in a blend of equity and bond securities, its return was above that of its major bond benchmarks but below that of its equity benchmarks. This performance placed the Portfolio slightly ahead of its average peer in the Lipper Flexible Portfolio Funds category, which had an average return of 4.88%.

The Portfolio's allocation between stocks and bonds remained close to its target of 60% equity and 40% fixed income during 2005, but with equities above 60% in 11 months of the year. This overweight was positive for returns, as equities outperformed bonds. An especially positive factor in performance was an overweight in international equities through most of the year, as foreign markets were stronger than the US market; however, a reduction in the international position late in the year detracted.

In the equity portion of the Portfolio, a slight bias toward value-oriented holdings established in July detracted from performance. Among underlying equity portfolios, large-cap portfolios contributed to positive relative performance, with seven of the 10 portfolios achieving performance above that of the Russell 1000 Index. Several of the growth-oriented portfolios that were overweight in energy, a sector that was strong during 2005, performed particularly well. The two small-cap funds in the Portfolio outperformed their benchmarks, so that small cap holdings made a net contribution to overall performance, even though small-cap stocks as a category underperformed large-cap stocks.

Within the fixed-income portion of the Portfolio, performance of the high-yield portion was excellent, with returns significantly above the high-yield benchmark, the Credit Suisse High Yield Index. However, since this is a small position that was underweighted, the strong performance did not offset underperformance of the much larger investment-grade bond portion, so that the fixed-income position as a whole underperformed its benchmark.

Inna Okounkova Robert Wang

Co-Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

The Lipper Flexible Portfolio is a category that allocates its investments across various asset classes, including domestic common stocks, bonds, and money market insturments with a focus on total return.

Equities are represented by the Russell 1000 Index, which is a price-only index of the 1,000 largest capitalized companies domiciled in the United States. Bonds are represented by the Lehman Brothers Aggregate Bond Index which measures domestic taxable investment-grade bonds. Cash is represented by the rate of return of 3-month Treasury bills.

Index and category returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Moderate Allocation VIP

Asset Allocation	12/31/05	12/31/04

Equity Funds	60%	58%
Fixed Income Funds	29%	38%
Cash Equivalents	11%	4%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 96. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Moderate Allocation VIP

	Shares	Value ($)

Equity Funds 59.5%
DWS Blue Chip VIP "A"	840,830	12,511,544
DWS Capital Growth VIP "A"	337,469	5,703,230
DWS Davis Venture Value VIP "A"	536,700	6,703,384
DWS Dreman High Return Equity VIP "A"	350,496	4,700,158
DWS Dreman Small Cap Value VIP "A"	371,736	7,427,278
DWS Global Opportunities VIP "A"	5,445	81,671
DWS Growth and Income VIP "A"	1,911,866	18,583,339
DWS International Select Equity VIP "A"	40,472	536,254
DWS International VIP "A"	436,857	4,739,902
DWS Janus Growth Opportunities VIP "A"	942,397	7,878,440
DWS Large Cap Value VIP "A"	883,489	13,967,956
DWS MFS Strategic Value VIP "A"	623,059	6,672,962
DWS Mid Cap Growth VIP "A"	77,142	873,249
DWS RREEF Real Estate Securities VIP "A"	214,172	3,550,965
DWS Small Cap Growth VIP "A"	337,202	4,545,478
DWS Templeton Foreign Value VIP "A"	297,684	3,402,532
Total Equity Funds (Cost $96,148,648)		101,878,342

Fixed Income Funds 29.1%
DWS Core Fixed Income VIP "A"	3,599,831	42,513,999
DWS Government & Agency Securities VIP "A"	246,429	3,021,225
DWS High Income VIP "A"	415,441	3,419,079
DWS Strategic Income VIP "A"	74,236	853,713
Total Fixed Income Funds (Cost $49,933,898)		49,808,016

Cash Equivalents 11.3%
Cash Management QP Trust, 4.26% (a) (Cost $19,440,002)	19,440,002	19,440,002

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 165,522,548)+	99.9	171,126,360
Other Assets and Liabilities, Net	0.1	188,848
Net Assets	100.0	171,315,208

Notes to DWS Moderate Allocation VIP Portfolio of Investments

+ The cost for federal income tax purposes was $165,567,138. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $5,559,222. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,083,940 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $524,718.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $146,082,546)	$ 151,686,358
Investment in Cash Management QP Trust (cost $19,440,002)	19,440,002
Total investments in securities, at value (cost $165,522,548)	171,126,360
Interest receivable	59,192
Receivable for Portfolio shares sold	259,669
Other assets	3,513
Total assets	171,448,734
Liabilities
Payable for Portfolio shares redeemed	12,988
Accrued management fee	7,382
Other accrued expenses and payables	113,156
Total liabilities	133,526
Net assets, at value	$ 171,315,208
Net Assets
Net assets consist of: Undistributed net investment income	1,492,734
Net unrealized appreciation (depreciation) on investments	5,603,812
Accumulated net realized gain (loss)	1,155,890
Paid-in capital	163,062,772
Net assets, at value	$ 171,315,208
Class B Net Asset Value, offering and redemption price per share ($171,315,208 ÷ 15,061,439 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.37
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 1,438,898
Interest — Cash Management QP Trust	315,569
Total Income	1,754,467
Expenses: Management fee	149,056
Custodian and accounting fees	79,998
Distribution service fees (Class B)	248,426
Record keeping fees (Class B)	134,933
Auditing	18,287
Legal	14,616
Trustees' fees and expenses	2,605
Reports to shareholders	7,053
Offering costs	587
Other	1,900
Total expenses before expense reductions	657,461
Expense reductions	(49,685)
Total expenses after expense reductions	607,776
Net investment income (loss)	1,146,691
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	628,433
Capital gain distributions from Underlying Affiliated Portfolios	886,546
1,514,979
Net unrealized appreciation (depreciation) during the period on investments	4,147,334
Net gain (loss) on investment transactions	5,662,313
Net increase (decrease) in net assets resulting from operations	$ 6,809,004

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 1,146,691	$ (42,492)
Net realized gain (loss) on investment transactions	1,514,979	99,609
Net unrealized appreciation (depreciation) during the period on investment transactions	4,147,334	1,456,478
Net increase (decrease) in net assets resulting from operations	6,809,004	1,513,595
Distributions to shareholders from: Net realized gains: Class B	(98,563)	—
Portfolio share transactions: Class B Proceeds from shares sold	129,422,492	37,742,213
Reinvestment of distributions	98,563	—
Cost of shares redeemed	(3,450,269)	(721,827)
Net increase (decrease) in net assets from Class B share transactions	126,070,786	37,020,386
Increase (decrease) in net assets	132,781,227	38,533,981
Net assets at beginning of period	38,533,981	—
Net assets at end of period (including undistributed net investment income of $1,492,734 and $0, respectively)	$ 171,315,208	$ 38,533,981
Other Information
Class B Shares outstanding at beginning of period	3,555,593	—
Shares sold	11,805,548	3,624,260
Shares issued to shareholders in reinvestment of distributions	9,229	—
Shares redeemed	(308,931)	(68,667)
Net increase (decrease) in Class B shares	11,505,846	3,555,593
Shares outstanding at end of period	15,061,439	3,555,593

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	.43	.87
Total from investment operations	.55	.84
Less distributions from: Net realized gains	(.02)	—
Net asset value, end of period	$ 11.37	$ 10.84
Total Return (%)[c,d]	5.06	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	39
Ratio of expenses before expense reductions (%)[e]	.66	1.53*
Ratio of expenses after expense reductions (%)[e]	.61	.75*
Ratio of net investment income (%)	1.15	(.68)*
Portfolio turnover rate (%)	14	13*

[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not maintained some Underlying Portfolio's expenses.

[e] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

Portfolio's Class A Shares Yield	7-day current yield	7-day compounded effective yield
December 31, 2005	3.74%	3.81%
December 31, 2004	1.62%	1.63%
Portfolio's Class B Shares Yield	7-day current yield	7-day compounded effective yield
December 31, 2005	3.38%	3.43%
December 31, 2004	1.24%	1.25%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio's shares outstanding. The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,016.50	$ 1,014.60
Expenses Paid per $1,000*	$ 2.69	$ 4.57
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,022.53	$ 1,020.67
Expenses Paid per $1,000*	$ 2.70	$ 4.58

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Money Market VIP	.53%	.90%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Money Market VIP

During the 12-month period ended December 31, 2005, the US Federal Reserve Board (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to head off a resurgence in inflation. The federal funds rate1 was raised to 4.25% in eight quarter-percentage-point increments in 2005. At the end of December 2005, the one-year LIBOR rate, an industry standard for measuring one-year money market rates, was close to a four-year high, at 4.84%.

For the 12-month period ended December 31, 2005, the Portfolio provided a total return of 2.80% (Class A shares, unadjusted for contract charges). Please see page 100 for standardized performance as of December 31, 2005.

For the period, our strategy was to keep the Portfolio's average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month-maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities and are therefore potentially more attractive in a difficult environment.) From time to time, when the market offered more attractive yields at longer maturities, we added some longer-term issues. During the period, we maintained a target allocation of approximately 25% to 30% in floating-rate securities. Our decision to maintain this allocation helped performance during the period. There were no significant detractors from performance. Going forward, we will continue our insistence on the highest credit quality within the Portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Money Market VIP

Asset Allocation	12/31/05	12/31/04

Commercial Paper	32%	41%
Short Term Notes	30%	22%
Certificates of Deposit and Bank Notes	25%	12%
Repurchase Agreements	7%	8%
Funding Agreement	4%	3%
US Government Sponsored Agencies***	2%	11%
Promissory Notes	—	3%
	100%	100%

*** Not backed by the full faith and credit of the US Government.

Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	35 days	30 days
First Tier Money Fund Average	38 days	36 days

* The Portfolio is compared to its respective iMoneyNet category: Category includes only non-government retail funds that are not holding any second tier securities. Portfolio Holdings of First Tier funds include US Other Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 104. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 25.2%
Banco Bilbao Vizcaya Argentaria SA, 4.055%, 1/11/2006	14,000,000	13,998,762
Bank of Tokyo-Mitsubishi, 4.38%, 1/17/2006	15,000,000	15,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	3,000,000	3,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	3,000,000	3,000,000
Norinchukin Bank:
4.3%, 1/25/2006	6,000,000	6,000,000
4.3%, 1/31/2006	9,000,000	9,000,000
Societe Generale, 3.265%, 3/3/2006	3,000,000	3,000,000
Toronto Dominion Bank, 3.75%, 5/16/2006	3,000,000	2,999,891
UniCredito Italiano SpA, 3.8%, 6/15/2006	3,000,000	3,000,000
Wells Fargo Bank NA, 4.31%, 1/26/2006	15,000,000	15,000,000
Total Certificates of Deposit and Bank Notes (Cost $73,998,653)		73,998,653

Commercial Paper** 32.0%
Abbey National PLC, 4.45%, 1/3/2006	14,000,000	13,996,539
Atlantis One Funding Corp., 3.93%, 3/1/2006	3,000,000	2,980,678
CIT Group, Inc., 4.21%, 2/8/2006	14,000,000	13,937,786
Giro Funding US Corp., 4.33%, 1/27/2006	12,000,000	11,962,473
Greyhawk Funding LLC, 4.205%, 2/1/2006	14,000,000	13,949,306
Lake Constance Funding LLC, 3.99%, 1/3/2006	12,000,000	11,997,340
Liberty Street Funding, 4.36%, 2/2/2006	8,000,000	7,968,996
Perry Global Funding LLC, Series A, 4.31%, 1/26/2006	14,000,000	13,958,097
Swedish National Housing Finance Corp., 3.925%, 3/2/2006	3,000,000	2,980,375
Total Commercial Paper (Cost $93,731,590)		93,731,590

US Government Sponsored Agencies*** 2.1%
Federal National Mortgage Association:
4.0%, 8/8/2006	3,000,000	3,000,000
4.03%, 7/21/2006	3,000,000	3,000,000
Total US Government Sponsored Agencies (Cost $6,000,000)		6,000,000
	Principal Amount ($)	Value ($)

Funding Agreement 4.1%
New York Life Insurance Co., 4.57%*, 9/19/2006 (Cost $12,000,000)	12,000,000	12,000,000

Short Term Notes* 30.0%
American Express Credit Corp., 4.32%, 1/9/2007	6,000,000	5,999,349
American Honda Finance Corp., 4.461%, 6/22/2006	2,000,000	2,000,000
BNP Paribas, 144A, 4.349%, 1/26/2007	3,000,000	3,000,000
Canadian Imperial Bank of Commerce, 4.5%, 12/4/2006	6,000,000	6,003,836
Greenwich Capital Holdings, Inc., 4.33%, 6/20/2006	11,000,000	11,000,000
International Business Machines Corp., 144A, 4.329%, 3/8/2006	3,000,000	3,000,000
K2 (USA) LLC, 4.32%, 2/1/2006	16,000,000	16,000,665
Links Finance LLC, 4.325%, 5/22/2006	6,000,000	5,999,762
M&I Marshall & Ilsley Bank, 144A, 4.349%, 12/15/2006	4,000,000	4,000,000
Merrill Lynch & Co., Inc.:
4.36%, 5/5/2006	3,000,000	3,000,820
4.547%, 3/17/2006	10,000,000	10,001,500
Skandinaviska Enskila Banken, 144A, 4.38%, 7/18/2006	3,000,000	3,000,000
Tango Finance Corp., 144A, 4.08%, 9/18/2006	15,000,000	14,999,715
Total Short Term Notes (Cost $88,005,647)		88,005,647

Repurchase Agreements 6.5%
State Street Bank & Trust Co., 3.20%, dated 12/30/2005, to be repurchased at $190,068 on 1/3/2006 (a)	190,000	190,000
The Goldman Sachs Co., Inc., 4.33%, dated 12/30/2005, to be repurchased at $19,009,141 on 1/3/2006 (b)	19,000,000	19,000,000
Total Repurchase Agreements (Cost $19,190,000)		19,190,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $292,925,890)+	99.9	292,925,890
Other Assets and Liabilities, Net	0.1	287,145
Net Assets	100.0	293,213,035

Notes to DWS Money Market VIP Portfolio of Investments

+ The cost for federal income tax purposes was $292,925,890.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

** Annualized yield at time of purchase; not a coupon rate.

*** Not backed by the full faith and credit of the US Government.

(a) Collateralized by $200,000 Federal Home Loan Mortgage Corp., Zero Coupon, maturing on 5/2/2006 with a value of $196,966.

(b) Collateralized by $19,379,990, Federal National Mortgage Association, with various coupon rates from 3.88-4.91%, and various maturity dates from 10/1/2034 to 10/1/2035 with a value of $19,380,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at amortized cost (cost $273,735,890)	$ 273,735,890
Repurchase agreements, at amortized cost (cost $19,190,000)	19,190,000
Total investments in securities, at amortized cost (cost $292,925,890)	292,925,890
Cash	235
Interest receivable	957,625
Receivable for Portfolio shares sold	324,766
Other assets	8,798
Total assets	294,217,314
Liabilities
Dividends payable	472,726
Payable for Portfolio shares redeemed	307,476
Accrued management fee	114,865
Other accrued expenses and payables	109,212
Total liabilities	1,004,279
Net assets, at value	$ 293,213,035
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(40,899)
Paid-in capital	293,253,934
Net assets, at value	$ 293,213,035
Class A Net Asset Value, offering and redemption price per share ($234,968,082 ÷ 235,000,612 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($58,244,953 ÷ 58,249,841 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Interest	$ 10,304,352
Expenses: Management fee	1,440,420
Custodian fees	21,483
Distribution service fees (Class B)	140,673
Record keeping fees (Class B)	68,021
Auditing	41,630
Legal	12,884
Trustees' fee and expenses	12,637
Reports to shareholders	91,640
Other	17,743
Total expenses, before expense reductions	1,847,131
Expense reductions	(5,083)
Total expenses, after expense reductions	1,842,048
Net investment income (loss)	8,462,304
Net realized gain (loss) on investment transactions	1,179
Net increase (decrease) in net assets resulting from operations	$ 8,463,483

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 8,462,304	$ 3,038,989
Net realized gain (loss) on investment transactions	1,179	3,830
Net increase (decrease) in net assets resulting from operations	8,463,483	3,042,819
Distributions to shareholders from: Net investment income: Class A	(7,099,842)	(2,746,531)
Class B	(1,362,462)	(313,926)
Portfolio share transactions: Class A Proceeds from shares sold	227,608,429	220,350,001
Reinvestment of distributions	6,884,287	2,679,083
Cost of shares redeemed	(240,799,854)	(308,224,544)
Net increase (decrease) in net assets from Class A share transactions	(6,307,138)	(85,195,460)
Class B Proceeds from shares sold	83,177,262	69,563,948
Reinvestment of distributions	1,303,053	295,489
Cost of shares redeemed	(78,947,805)	(83,569,264)
Net increase (decrease) in net assets from Class B share transactions	5,532,510	(13,709,827)
Increase (decrease) in net assets	(773,449)	(98,922,925)
Net assets at beginning of period	293,986,484	392,909,409
Net assets at end of period (including accumulated distributions in excess of net investment income of $40,899 and $42,078, respectively)	$ 293,213,035	$ 293,986,484
Other Information
Class A Shares outstanding at beginning of period	241,307,750	326,503,210
Shares sold	227,608,429	220,350,001
Shares issued to shareholders in reinvestment of distributions	6,884,287	2,679,083
Shares redeemed	(240,799,854)	(308,224,544)
Net increase (decrease) in Class A shares	(6,307,138)	(85,195,460)
Shares outstanding at end of period	235,000,612	241,307,750
Class B Shares outstanding at beginning of period	52,717,331	66,427,158
Shares sold	83,177,262	69,563,948
Shares issued to shareholders in reinvestment of distributions	1,303,053	295,489
Shares redeemed	(78,947,805)	(83,569,264)
Net increase (decrease) in Class B shares	5,532,510	(13,709,827)
Shares outstanding at end of period	58,249,841	52,717,331

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.028	.009	.007	.013	.037
Total from investment operations	.028	.009	.007	.013	.037
Less distributions from: Net investment income	(.028)	(.009)	(.007)	(.013)	(.037)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.80	.91	.72	1.35	3.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	235	241	326	570	671
Ratio of expenses (%)	.52	.53	.54	.54	.55
Ratio of net investment income (%)	2.77	.88	.73	1.35	3.39

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.024	.005	.004	.007
Total from investment operations	.024	.005	.004	.007
Less distributions from: Net investment income	(.024)	(.005)	(.004)	(.007)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.42	.52	.42	.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	53	66	3
Ratio of expenses before expense reductions (%)	.89	.91	.93	.79*
Ratio of expenses after expense reductions (%)	.89	.91	.92	.64*
Ratio of net investment income (%)	2.40	.50	.35	1.11*
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Oak Strategic Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for life of portfolio for Class A shares and for all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Oak Strategic Equity VIP from 5/1/2001 to 12/31/2005
[] DWS Oak Strategic Equity VIP — Class A [] Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Oak Strategic Equity VIP		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$9,599	$14,566	$6,671
	Average annual total return	-4.01%	13.36%	-8.31%
Russell 1000 Growth Index	Growth of $10,000	$10,526	$14,518	$9,350
	Average annual total return	5.26%	13.23%	-1.43%
DWS Oak Strategic Equity VIP		1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$9,550	$14,367	$13,056
	Average annual total return	-4.50%	12.84%	7.92%
Russell 1000 Growth Index	Growth of $10,000	$10,526	$14,518	$13,216
	Average annual total return	5.26%	13.23%	8.29%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Oak Strategic Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the portfolio limited these expenses for Class B shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,057.10	$ 1,054.50
Expenses Paid per $1,000*	$ 5.50	$ 7.35
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,019.86	$ 1,018.05
Expenses Paid per $1,000*	$ 5.40	$ 7.22

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Oak Strategic Equity VIP	1.06%	1.42%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Oak Strategic Equity VIP

DWS Oak Strategic Equity VIP returned -4.01% (Class A shares, unadjusted for contract charges) for the year ended December 31, 2005, compared with 5.26% by its benchmark, the Russell 1000 Growth Index.

Three-quarters of the Portfolio's underperformance was due to stock selection. The other one-quarter of underperformance was due to sector selection.

Stock selection within the information technology (IT) sector was particularly damaging. The Portfolio's holdings in Dell (not held in the Portfolio as of December 31, 2005) and Symantec Corp. hurt performance in this area the most. Stock selection within the consumer discretionary sector also detracted from performance, with eBay, Inc. falling 26% for the year.

Balancing underperformance, stock selection within the health care and financial sectors contributed to the Portfolio's performance. Affymetrix, Inc., Amgen, Inc., Teva Pharmaceutical Industries, Ltd. and Charles Schwab Corp. were all up more than 20%.

In regard to sector selection, the Portfolio's underweight in the energy sector and overweight1 in the IT sector were significant to performance. A strong rise in oil prices drove the Portfolio's benchmark higher (even though the benchmark has a weighting of only 2.57% in the energy sector); but it drove the Portfolio (which did not have an investment in the energy sector) 92 basis points lower. The energy and IT sectors often perform inversely, and the Portfolio's overweight in IT sector subtracted another 88 basis points. Balancing this, the Portfolio's underweight in the underperforming consumer areas boosted performance.

As we look at the economy, we continue to believe the trend is away from physical assets, such as commodities, and toward intellectual assets, such as technology and medicine. We believe this is confirmed by the backdrop of low interest rates and inflation, which tend to make hard assets less attractive. That said, with the underinvestment that has occurred in some of these areas, such as energy, there are going to be times when they outperform the knowledge-based sectors, as they did in 2005.

James D. Oelschlager

Portfolio Manager
Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Oak Strategic Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Information Technology	49%	56%
Health Care	21%	15%
Consumer Discretionary	12%	9%
Financials	11%	14%
Industrials	7%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 113. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Oak Strategic Equity VIP

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 11.7%
Household Durables 2.0%
Harman International Industries, Inc.	15,000	1,467,750
Internet & Catalog Retail 9.7%
Amazon.com, Inc.*	62,000	2,923,300
eBay, Inc.*	101,200	4,376,900
		7,300,200
Financials 10.8%
Capital Markets 6.5%
Charles Schwab Corp.	335,400	4,920,318
Diversified Financial Services 4.3%
Citigroup, Inc.	65,800	3,193,274
Health Care 21.1%
Biotechnology 8.6%
Affymetrix, Inc.* (a)	57,000	2,721,750
Amgen, Inc.*	47,300	3,730,078
		6,451,828
Health Care Equipment & Supplies 4.8%
Medtronic, Inc.	63,000	3,626,910
Pharmaceuticals 7.7%
Pfizer, Inc.	96,200	2,243,384
Teva Pharmaceutical Industries Ltd. (ADR)	83,000	3,569,830
		5,813,214
Industrials 7.3%
Electrical Equipment 2.7%
Rockwell Automation, Inc.	34,000	2,011,440
Machinery 4.6%
Caterpillar, Inc.	59,800	3,454,646
Information Technology 48.2%
Communications Equipment 14.5%
Cisco Systems, Inc.*	204,600	3,502,752
Juniper Networks, Inc.*	134,900	3,008,270
QUALCOMM, Inc.	101,500	4,372,620
		10,883,642
	Shares	Value ($)

Computers & Peripherals 2.5%
Avid Technology, Inc.* (a)	35,000	1,916,600
Electronic Equipment & Instruments 1.9%
Symbol Technologies, Inc.	113,600	1,456,352
Internet Software & Services 4.0%
Google, Inc. "A"*	7,200	2,986,992
IT Consulting & Services 4.5%
Cognizant Technology Solutions Corp. "A"*	67,500	3,398,625
Semiconductors & Semiconductor Equipment 13.0%
Applied Materials, Inc.	193,400	3,469,596
Linear Technology Corp.	93,100	3,358,117
Maxim Integrated Products, Inc.	80,950	2,933,628
		9,761,341
Software 7.8%
Electronic Arts, Inc.*	65,000	3,400,150
Symantec Corp.*	141,000	2,467,500
		5,867,650
Total Common Stocks (Cost $67,105,407)		74,510,782

Securities Lending Collateral 5.4%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $4,093,342)	4,093,342	4,093,342

Cash Equivalents 1.1%
Cash Management QP Trust, 4.26% (d) (Cost $803,142)	803,142	803,142
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $72,001,891)+	105.6	79,407,266
Other Assets and Liabilities, Net	(5.6)	(4,202,995)
Net Assets	100.0	75,204,271

Notes to DWS Oak Strategic Equity VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $72,010,417. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $7,396,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,331,216 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,934,367.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $4,029,642 which is 5.4% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $67,105,407) — including $4,029,642 of securities loaned	$ 74,510,782
Investment in Daily Assets Fund Institutional (cost $4,093,342)*	4,093,342
Investment in Cash Management QP Trust (cost $803,142)	803,142
Total investments in securities, at value (cost $72,001,891)	79,407,266
Dividends receivable	25,074
Interest receivable	2,434
Receivable for Portfolio shares sold	40,626
Other assets	2,045
Total assets	79,477,445
Liabilities
Payable for Portfolio shares redeemed	54,018
Payable upon return of securities loaned	4,093,342
Accrued management fee	53,534
Other accrued expenses and payables	72,280
Total liabilities	4,273,174
Net assets, at value	$ 75,204,271
Net Assets
Net assets consist of: Accumulated distribution in excess of net investment income	(143)
Net unrealized appreciation (depreciation) on investments	7,405,375
Accumulated net realized gain (loss)	(9,744,999)
Paid-in capital	77,544,038
Net assets, at value	$ 75,204,271
Class A Net Asset Value, offering and redemption price per share ($54,725,040 ÷ 8,210,458 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.67
Class B Net Asset Value, offering and redemption price per share ($20,479,231 ÷ 3,110,602 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.58

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,435)	$ 573,804
Interest — Cash Management QP Trust	16,185
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,067
Total Income	594,056
Expenses: Management fee	719,073
Custodian and accounting fees	59,948
Distribution service fees (Class B)	50,458
Record keeping fees (Class B)	30,698
Auditing	43,860
Legal	14,817
Trustees' fees and expenses	4,003
Reports to shareholders	30,488
Other	6,989
Total expenses before expense reductions	960,334
Expense reductions	(9,552)
Total expenses after expense reductions	950,782
Net investment income (loss)	(356,726)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,188,803
Net unrealized appreciation (depreciation) during the period on investments	(4,994,935)
Net gain (loss) on investment transactions	(3,806,132)
Net increase (decrease) in net assets resulting from operations	$ (4,162,858)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ (356,726)	$ 9,115
Net realized gain (loss) on investment transactions	1,188,803	(429,310)
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,994,935)	935,994
Net increase (decrease) in net assets resulting from operations	(4,162,858)	515,799
Distributions to shareholders from: Net investment income: Class A	(9,542)	—
Portfolio share transactions: Class A Proceeds from shares sold	2,962,547	11,773,909
Reinvestment of distributions	9,542	—
Cost of shares redeemed	(15,883,679)	(16,798,283)
Net increase (decrease) in net assets from Class A share transactions	(12,911,590)	(5,024,374)
Class B Proceeds from shares sold	3,152,311	12,325,908
Cost of shares redeemed	(3,375,229)	(1,539,908)
Net increase (decrease) in net assets from Class B share transactions	(222,918)	10,786,000
Increase (decrease) in net assets	(17,306,908)	6,277,425
Net assets at beginning of period	92,511,179	86,233,754
Net assets at end of period (including accumulated distribution in excess of net investment income and undistributed net investment income of $143 and $3,260, respectively)	$ 75,204,271	$ 92,511,179
Other Information
Class A Shares outstanding at beginning of period	10,189,476	11,043,224
Shares sold	457,824	1,718,999
Shares issued to shareholders in reinvestment of distributions	1,534	—
Shares redeemed	(2,438,376)	(2,572,747)
Net increase (decrease) in Class A shares	(1,979,018)	(853,748)
Shares outstanding at end of period	8,210,458	10,189,476
Class B Shares outstanding at beginning of period	3,140,946	1,533,571
Shares sold	492,232	1,851,499
Shares redeemed	(522,576)	(244,124)
Net increase (decrease) in Class B shares	(30,344)	1,607,375
Shares outstanding at end of period	3,110,602	3,140,946

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.95	$ 6.86	$ 4.58	$ 7.60	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.26)	.08	2.31	(3.00)	(2.38)
Total from investment operations	(.28)	.09	2.28	(3.02)	(2.40)
Less distributions from: Net investment income	.00[d]	—	—	—	—
Net asset value, end of period	$ 6.67	$ 6.95	$ 6.86	$ 4.58	$ 7.60
Total Return (%)	(4.01)	1.31	49.78	(39.74)	(24.00)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	71	76	41	44
Ratio of expenses before expense reductions (%)	1.10	1.10	1.13	.96	1.44*
Ratio of expenses after expense reductions (%)	1.10	1.10	1.13	.96	1.15*
Ratio of net investment income (%)	(.35)	.08	(.48)	(.30)	(.43)*
Portfolio turnover rate (%)	19	39	6	16	3*

[a] For the period from May 1, 2001 (commencement of operations of Class A) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Amount is less than $.005.

* Annualized

** Not annualized

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.89	$ 6.83	$ 4.58	$ 5.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.27)	.08	2.31	(.44)
Total from investment operations	(.31)	.06	2.25	(.46)
Net asset value, end of period	$ 6.58	$ 6.89	$ 6.83	$ 4.58
Total Return (%)	(4.50)[c]	.88	49.13	(9.13)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	10.4
Ratio of expenses before expense reductions (%)	1.50	1.49	1.52	1.21*
Ratio of expenses after expense reductions (%)	1.46	1.49	1.52	1.21*
Ratio of net investment income (%)	(.71)	(.20)	(.87)	(.68)*
Portfolio turnover rate (%)	19	39	6	16

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Salomon Aggressive Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Salomon Aggressive Growth VIP from 5/1/2001 to 12/31/2005
[] DWS Salomon Aggressive Growth VIP — Class A [] Russell 3000 Growth Index+ [] Russell MidCap Growth Index

The Russell 3000 Growth Index+ is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 3000 Growth Index. The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth vales. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Salomon Aggressive Growth VIP		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,354	$17,237	$10,480
	Average annual total return	13.54%	19.90%	1.01%
Russell 3000 Growth Index+	Growth of $10,000	$10,517	$14,728	$9,516
	Average annual total return	5.17%	13.78%	-1.06%
Russell MidCap Growth Index	Growth of $10,000	$11,210	$18,474	$12,252
	Average annual total return	12.10%	22.70%	4.45%
DWS Salomon Aggressive Growth VIP		1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$11,322	$17,068	$15,914
	Average annual total return	13.22%	19.51%	14.20%
Russell 3000 Growth Index+	Growth of $10,000	$10,517	$14,728	$13,340
	Average annual total return	5.17%	13.78%	8.58%
Russell MidCap Growth Index	Growth of $10,000	$11,210	$18,474	$16,702
	Average annual total return	12.10%	22.70%	15.78%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

+ On August 1, 2005, the Russell 3000 Growth Index replaced the Russell MidCap Growth Index as the portfolio's benchmark index because the Advisor believes it is more appropriate to measure the portfolio's performance against the Russell 3000 Growth Index as it more accurately reflects the portfolio's new investment goal and strategy.

Information About Your Portfolio's Expenses

DWS Salomon Aggressive Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,120.90	$ 1,118.80
Expenses Paid per $1,000*	$ 5.51	$ 7.58
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.01	$ 1,018.05
Expenses Paid per $1,000*	$ 5.24	$ 7.22

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Salomon Aggressive Growth VIP	1.03%	1.42%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Salomon Aggressive Growth VIP

Class A shares of DWS Salomon Aggressive Growth VIP1 returned 13.54% (unadjusted for contract charges) for the 12-month period ended December 31, 2005. In comparison, the benchmark Russell 3000 Growth Index returned 5.17% for the same period.

After trading in a limited range for most of the year, the broad stock market staged a rally in the fourth quarter of 2005. This helped produce both quarterly and annual gains for the equity market.

Energy sector stocks were clearly the biggest winners for the past year, buoyed by crude oil's temporary spike to over $70 per barrel in the wake of August's Hurricane Katrina. The Portfolio held an overweight position in energy for the period, with a focus on oil production services and equipment stocks that boosted performance.

Despite a relative underweight position in information technology (IT), the Portfolio's holdings in IT made a meaningful contribution to performance.

The Portfolio's overweight position in health care, with a concentration in biotechnology and biopharmaceuticals, along with a significant holding in the managed care industry, also helped performance.

While the Portfolio's financial sector holdings contributed to performance, holdings in the consumer discretionary sector, especially cable TV industry holdings, and industrials sector stocks detracted from performance for the period.

The Portfolio's top ten holdings as of December 31, 2005 were Lehman Brothers Holdings, Inc., UnitedHealth Group, Inc., Anadarko Petroleum Corp., Forest Laboratories, Inc., Weatherford International Ltd., Genzyme Corp., Amgen, Inc., Biogen Idec, Inc., Chiron Corp. and Tyco International Ltd. (Asset allocation is subject to change.)

Richard Freeman
Portfolio Manager
Salomon Brothers Asset Management, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distribution, and does not guarantee future results. Investment return and principal fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract fees") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

1 Prior to August 1, 2005 the underlying Portfolio was called the SVS INVESCO Dynamic Growth Portfolio and was managed by another portfolio manager.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book rations and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, so not reflect any fees or expenses. It is not possible to invest directly in an index.

The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth vales. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Salomon Aggressive Growth VIP

Asset Allocation	12/31/05	12/31/04

Common Stocks	92%	94%
Cash Equivalents	6%	5%
Exchange Traded Funds	2%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Health Care	37%	17%
Information Technology	16%	22%
Consumer Discretionary	15%	21%
Energy	13%	6%
Financials	10%	11%
Industrials	9%	16%
Telecommunication Services	—	3%
Materials	—	3%
Consumer Staples	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Salomon Aggressive Growth VIP

	Shares	Value ($)

Common Stocks 91.5%
Consumer Discretionary 14.1%
Media 13.7%
Cablevision Systems Corp. (New York Group) "A"*	39,000	915,330
Comcast Corp. "A"*	6,000	155,760
Comcast Corp. (Special) "A"*	67,000	1,721,230
Discovery Holding Co. "A"*	8,000	121,200
Liberty Global, Inc. "A"*	4,000	90,000
Liberty Global, Inc. "C"*	4,100	86,920
Liberty Media Corp. "A"*	102,000	802,740
Time Warner, Inc.	84,500	1,473,680
Viacom, Inc. "B"*	15,000	489,000
Walt Disney Co.	31,500	755,055
		6,610,915
Specialty Retail 0.4%
Charming Shoppes, Inc.*	13,800	182,160
Energy 11.9%
Energy Equipment & Services 7.0%
Grant Prideco, Inc.*	26,400	1,164,768
Weatherford International Ltd.*	61,000	2,208,200
		3,372,968
Oil, Gas & Consumable Fuels 4.9%
Anadarko Petroleum Corp.	24,500	2,321,375
Financials 9.0%
Capital Markets 8.5%
Lehman Brothers Holdings, Inc.	20,000	2,563,400
Merrill Lynch & Co., Inc.	22,500	1,523,925
		4,087,325
Diversified Financial Services 0.5%
CIT Group, Inc.	4,300	222,654
Health Care 34.3%
Biotechnology 19.1%
Amgen, Inc.*	27,500	2,168,650
Biogen Idec, Inc.*	45,500	2,062,515
Chiron Corp.*	44,500	1,978,470
Genentech, Inc.*	2,500	231,250
Genzyme Corp.*	30,800	2,180,024
Millennium Pharmaceuticals, Inc.*	30,900	299,730
Vertex Pharmaceuticals, Inc.*	9,000	249,030
		9,169,669
Health Care Equipment & Supplies 0.5%
Biosite, Inc.*	4,000	225,160
Health Care Providers & Services 5.2%
UnitedHealth Group, Inc.	40,000	2,485,600
Pharmaceuticals 9.5%
Alkermes, Inc.*	7,500	143,400
Forest Laboratories, Inc.*	55,000	2,237,400
ImClone Systems, Inc.*	20,000	684,800
Johnson & Johnson	10,000	601,000
	Shares	Value ($)

King Pharmaceuticals, Inc.*	25,000	423,000
Teva Pharmaceutical Industries Ltd. (ADR)	4,000	172,040
Valeant Pharmaceuticals International	17,000	307,360
		4,569,000
Industrials 8.0%
Aerospace & Defense 2.8%
L-3 Communications Holdings, Inc.	18,200	1,353,170
Industrial Conglomerates 4.0%
Tyco International Ltd.	67,000	1,933,620
Machinery 1.2%
Pall Corp.	21,500	577,490
Information Technology 14.2%
Communications Equipment 2.7%
C-COR, Inc.*	15,000	72,900
Motorola, Inc.	43,300	978,147
Nokia Oyj (ADR)	14,000	256,200
		1,307,247
Computers & Peripherals 3.3%
Maxtor Corp.*	62,500	433,750
SanDisk Corp.*	18,000	1,130,760
		1,564,510
Electronic Equipment & Instruments 0.0%
Cogent, Inc.*	126	2,858
Semiconductors & Semiconductor Equipment 7.2%
Broadcom Corp. "A"*	17,000	801,550
Cabot Microelectronics Corp.*	5,000	146,650
Cirrus Logic, Inc.*	15,000	100,200
Cree, Inc.*	5,500	138,820
DSP Group, Inc.*	6,000	150,360
Freescale Semiconductor, Inc. "B"*	4,000	100,680
Intel Corp.	18,500	461,760
Micron Technology, Inc.*	93,000	1,237,830
RF Micro Devices, Inc.*	19,000	102,790
Teradyne, Inc.*	15,500	225,835
		3,466,475
Software 1.0%
Advent Software, Inc.*	5,000	144,550
Autodesk, Inc.	7,900	339,305
		483,855
Total Common Stocks (Cost $41,163,214)		43,936,051

Exchange Traded Funds 2.0%
Nasdaq-100 Index Tracking Stock (Cost $966,394)	24,500	990,290

Cash Equivalents 6.1%
Cash Management QP Trust, 4.26% (a) (Cost $2,913,689)	2,913,689	2,913,689
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $45,043,297)+	99.6	47,840,030
Other Assets and Liabilities, Net	0.4	186,212
Net Assets	100.0	48,026,242

Notes to DWS Salomon Aggressive Growth VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $45,043,635. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $2,796,395. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,014,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,218,044.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $42,129,608)	$ 44,926,341
Investment in Cash Management QP Trust (cost $2,913,689)	2,913,689
Total investments in securities, at value (cost $45,043,297)	47,840,030
Cash	10,000
Dividends receivable	20,464
Interest receivable	4,461
Receivable for Portfolio share sold	219,176
Foreign taxes recoverable	34
Due from Advisor	13,256
Other assets	1,348
Total assets	48,108,769
Liabilities
Payable for investments purchased	1,920
Accrued management fee	4,372
Other accrued expenses and payables	76,235
Total liabilities	82,527
Net assets, at value	$ 48,026,242
Net Assets
Net assets consist of: Accumulated net investment (loss)	(96)
Net unrealized appreciation (depreciation) on investments	2,796,733
Accumulated net realized gain (loss)	8,377,555
Paid-in capital	36,852,050
Net assets, at value	$ 48,026,242
Class A Net Asset Value, offering and redemption price per share ($40,102,204 ÷ 3,827,569 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.48
Class B Net Asset Value, offering and redemption price per share ($7,924,038 ÷ 765,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.36
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $714)	$ 205,820
Interest	1,950
Interest — Cash Management QP Trust	69,308
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,336
Total Income	280,414
Expenses: Management fee	387,680
Custodian and accounting fees	93,465
Distribution service fees (Class B)	18,686
Record keeping fees (Class B)	10,854
Auditing	44,105
Legal	61,450
Trustees' fees and expenses	1,621
Reports to shareholders	16,141
Other	7,952
Total expenses before expense reductions	641,954
Expense reductions	(121,031)
Total expenses after expense reductions	520,923
Net investment income (loss)	(240,509)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,411,158
Foreign currency related transactions	(3,917)
11,407,241
Net unrealized appreciation (depreciation) during the period on: Investments	(5,770,378)
Foreign currency related transactions	(40)
(5,770,418)
Net gain (loss) on investment transactions	5,636,823
Net increase (decrease) in net assets resulting from operations	$ 5,396,314

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ (240,509)	$ (298,559)
Net realized gain (loss) on investment transactions	11,407,241	4,643,201
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,770,418)	85,672
Net increase (decrease) in net assets resulting from operations	5,396,314	4,430,314
Portfolio share transactions: Class A Proceeds from shares sold	6,159,388	4,190,288
Cost of shares redeemed	(5,441,650)	(7,454,938)
Net increase (decrease) in net assets from Class A share transactions	717,738	(3,264,650)
Class B Proceeds from shares sold	1,219,223	3,116,161
Cost of shares redeemed	(1,500,940)	(1,201,557)
Net increase (decrease) in net assets from Class B share transactions	(281,717)	1,914,604
Increase (decrease) in net assets	5,832,335	3,080,268
Net assets at beginning of period	42,193,907	39,113,639
Net assets at end of period (including accumulated net investment loss of $96 and $213, respectively)	$ 48,026,242	$ 42,193,907
Other Information
Class A Shares outstanding at beginning of period	3,784,410	4,185,184
Shares sold	612,692	493,942
Shares redeemed	(569,533)	(894,716)
Net increase (decrease) in Class A shares	43,159	(400,774)
Shares outstanding at end of period	3,827,569	3,784,410
Class B Shares outstanding at beginning of period	793,650	562,802
Shares sold	129,308	370,510
Shares redeemed	(157,757)	(139,662)
Net increase (decrease) in Class B shares	(28,449)	230,848
Shares outstanding at end of period	765,201	793,650

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.23	$ 8.24	$ 6.08	$ 8.80	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.06)	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.30	1.05	2.22	(2.67)	(1.18)
Total from investment operations	1.25	.99	2.16	(2.72)	(1.20)
Net asset value, end of period	$ 10.48	$ 9.23	$ 8.24	$ 6.08	$ 8.80
Total Return (%)	13.54[c]	12.01[c]	35.53[c]	(30.91)	(12.00)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	35	34	25	23
Ratio of expenses before expense reductions (%)	1.44	1.48	1.46	1.14	1.97*
Ratio of expenses after expense reductions (%)	1.16	1.30	1.30	1.14	1.30*
Ratio of net investment income (loss) (%)	(.50)	(.71)	(.85)	(.71)	(.40)*
Portfolio turnover rate (%)	166	133	115	79	40*

[a] For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.15	$ 8.21	$ 6.07	$ 6.51
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.30	1.03	2.23	(.41)
Total from investment operations	1.21	.94	2.14	(.44)
Net asset value, end of period	$ 10.36	$ 9.15	$ 8.21	$ 6.07
Total Return (%)	13.22[c]	11.45[c]	35.26[c]	(6.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	5.1
Ratio of expenses before expense reductions (%)	1.84	1.88	1.85	1.40*
Ratio of expenses after expense reductions (%)	1.55	1.70	1.69	1.40*
Ratio of net investment income (loss) (%)	(.89)	(1.11)	(1.24)	(.82)*
Portfolio turnover rate (%)	166	133	115	79

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns for Class B shares would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP from 12/31/1995 to 12/31/2005
[] DWS Small Cap Growth VIP — Class A [] Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,707	$15,803	$7,486	$18,295
	Average annual total return	7.07%	16.48%	-5.63%	6.23%
Russell 2000 Growth Index	Growth of $10,000	$10,415	$17,685	$11,195	$15,807
	Average annual total return	4.15%	20.93%	2.28%	4.69%
DWS Small Cap Growth VIP			1-Year	3-Year	Life of Class*
Class B	Growth of $10,000		$10,673	$15,634	$14,185
	Average annual total return		6.73%	16.06%	10.51%
Russell 2000 Growth Index	Growth of $10,000		$10,415	$17,685	$14,921
	Average annual total return		4.15%	20.93%	12.11%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,059.70	$ 1,058.00
Expenses Paid per $1,000*	$ 3.74	$ 5.65
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.58	$ 1,019.71
Expenses Paid per $1,000*	$ 3.67	$ 5.55

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Cap Growth VIP	.72%	1.09%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Small Cap Growth VIP

The stock market was weighed down by concerns over rising interest rates and the possibility of a resurgence in inflation during the 12-month period ended December 31, 2005. Expressing concern about inflation, the US Federal Reserve Board (the Fed) has been raising short-term interest rates steadily since June 2004, but long-term rates continue to remain near historical lows. On the plus side, the US economy appears to be somewhat stronger than what might be expected at this stage of an expansion. Gross domestic product has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and corporate profits are still increasing. Other positive signs in 2005, which contributed to performance, included increases in business investment in capital projects and information technology.

For its most recent fiscal year, the Portfolio returned 7.07% (Class A shares, unadjusted for contract charges), outperforming the 4.15% return of the Russell 2000 Growth Index.

During the 12-month period, the Portfolio benefited from strong stock selection within the health care, information technology and consumer discretionary sectors. Although the Portfolio's energy holdings delivered strong positive returns, they underperformed their energy counterparts in the benchmark index. An underweight in industrials also detracted from performance. Going forward, the managers are optimistic that the Portfolio will perform well in the current market environment.

Samuel A. Dedio
Robert S. Janis

Co-Lead Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (Excludes Security Lending Collateral)	12/31/05	12/31/04

Common Stocks	99%	97%
Cash Equivalent	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Health Care	30%	24%
Information Technology	23%	29%
Consumer Discretionary	17%	22%
Financials	12%	8%
Energy	9%	3%
Consumer Staples	4%	5%
Industrials	4%	8%
Telecommunication Services	1%	—
Materials	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 16.5%
Hotels Restaurants & Leisure 9.8%
Buffalo Wild Wings, Inc.* (a)	95,000	3,154,950
McCormick & Schmick's Seafood Restaurants, Inc.*	118,600	2,681,546
Orient-Express Hotels Ltd. "A"	155,800	4,910,816
P.F. Chang's China Bistro, Inc.*	126,100	6,258,343
Red Robin Gourmet Burgers, Inc.* (a)	120,000	6,115,200
Shuffle Master, Inc.* (a)	180,700	4,542,798
		27,663,653
Textiles, Apparel & Luxury Goods 6.7%
Gildan Activewear, Inc. "A"*	150,100	6,431,785
Guess?, Inc.*	249,700	8,889,320
The Warnaco Group, Inc.*	134,500	3,593,840
		18,914,945
Consumer Staples 4.4%
Food & Staples Retailing 2.1%
Herbalife Ltd.*	182,400	5,931,648
Household Products 2.3%
Jarden Corp.* (a)	217,050	6,544,058
Energy 9.1%
Energy Equipment & Services 4.7%
Atwood Oceanics, Inc.*	61,500	4,798,845
Dresser-Rand Group, Inc.*	120,700	2,918,526
Grey Wolf, Inc.*	726,000	5,611,980
		13,329,351
Oil, Gas & Consumable Fuels 4.4%
Bill Barrett Corp.*	174,700	6,745,167
Comstock Resources, Inc.*	185,400	5,656,554
		12,401,721
Financials 12.0%
Banks 6.8%
PrivateBancorp, Inc.	115,800	4,119,006
Signature Bank*	206,500	5,796,455
Texas Capital Bancshares, Inc.*	168,700	3,780,567
Wintrust Financial Corp.	101,800	5,588,820
		19,284,848
Consumer Finance 3.4%
Euronet Worldwide, Inc.*	221,800	6,166,040
Heartland Payment Systems, Inc.* (a)	157,900	3,420,114
		9,586,154
Diversified Financial Services 1.8%
National Financial Partners Corp.	94,700	4,976,485
Health Care 29.7%
Health Care Equipment & Supplies 8.2%
American Medical Systems Holdings, Inc.*	244,100	4,352,303
ArthroCare Corp.*	157,400	6,632,836
	Shares	Value ($)

Hologic, Inc.*	127,800	4,846,176
Schick Technologies, Inc.*	98,500	3,246,461
Viasys Healthcare, Inc.*	155,100	3,986,070
		23,063,846
Health Care Providers & Services 18.5%
Amedisys, Inc.* (a)	169,000	7,138,560
American Healthways, Inc.* (a)	126,500	5,724,125
AMERIGROUP Corp.*	299,100	5,820,486
Centene Corp.*	301,400	7,923,806
Chemed Corp.	107,300	5,330,664
Eclipsys Corp.*	242,000	4,581,060
HealthExtras, Inc.*	153,500	3,852,850
LCA-Vision, Inc. (a)	121,400	5,767,714
Psychiatric Solutions, Inc.*	100,500	5,903,370
		52,042,635
Pharmaceuticals 3.0%
Adams Respiratory Therapeutics, Inc.* (a)	100,600	4,090,396
ViroPharma, Inc.*	236,700	4,390,785
		8,481,181
Industrials 3.7%
Machinery
Actuant Corp. "A"	118,900	6,634,620
Watts Water Technologies, Inc. "A"	125,600	3,804,424
		10,439,044
Information Technology 23.1%
Communications Equipment 2.4%
Foundry Networks, Inc.*	488,500	6,746,185
Electronic Equipment & Instruments 1.5%
Cognex Corp.	139,400	4,194,546
Internet Software & Services 4.3%
Digital River, Inc.* (a)	221,300	6,581,462
j2 Global Communications, Inc.* (a)	133,300	5,697,242
		12,278,704
Semiconductors & Semiconductor Equipment 6.2%
FormFactor, Inc.*	213,600	5,218,248
Power Integrations, Inc.*	262,100	6,240,601
Semtech Corp.*	324,800	5,930,848
		17,389,697
Software 8.7%
Hyperion Solutions Corp.*	180,300	6,458,346
Kronos, Inc.*	99,200	4,152,512
Mentor Graphics Corp.*	635,400	6,570,036
THQ, Inc.*	307,250	7,327,913
		24,508,807
Telecommunication Services 0.6%
Wireless Telecommunication Services
WiderThan Co., Ltd. (ADR)*	107,100	1,622,565
Total Common Stocks (Cost $229,588,114)		279,400,073
	Shares	Value ($)

Preferred Stocks 0.0%
Information Technology
Software
FusionOne "D"* (b) (Cost $1,250,002)	230,203	0

Securities Lending Collateral 16.1%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $45,223,925)	45,223,925	45,223,925
	Shares	Value ($)

Cash Equivalents 1.1%
Cash Management QP Trust, 4.26% (e) (Cost $3,043,683)	3,043,683	3,043,683
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $279,105,724)+	116.3	327,667,681
Other Assets and Liabilities, Net	(16.3)	(45,832,173)
Net Assets	100.0	281,835,508

Notes to DWS Small Cap Growth VIP Portfolio of Investments

+ The cost for federal income tax purposes was $279,201,364. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $48,466,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,589,521 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,123,204.

* Non-income producing security.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $43,751,161 which is 15.5% of net assets.

(b) The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Portfolio may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Portfolio's decision to sell a restricted security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities

Restricted Security	Acquisition Date	Acquisition Cost ($)	Value ($)	As % of Net Assets
FusionOne "D"	October 2000	1,250,002	0	0%

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $230,838,116) — including $43,751,161 of securities loaned	$ 279,400,073
Investment in Daily Assets Fund Institutional (cost $45,223,925)*	45,223,925
Investment in Cash Management QP Trust (cost $3,043,683)	3,043,683
Total investments in securities, at value (cost $279,105,724)	327,667,681
Receivable for investments sold	208,066
Dividends receivable	14,205
Interest receivable	32,196
Receivable for Portfolio shares sold	31,237
Other assets	8,540
Total assets	327,961,925
Liabilities
Payable for Fund shares redeemed	652,450
Payable upon return of securities loaned	45,223,925
Accrued management fee	160,837
Other accrued expenses and payables	89,205
Total liabilities	46,126,417
Net assets, at value	$ 281,835,508
Net Assets
Net assets consist of: Accumulated net investment loss	(11,255)
Net unrealized appreciation (depreciation) on investments	48,561,957
Accumulated net realized gain (loss)	(135,624,816)
Paid-in capital	368,909,622
Net assets, at value	$ 281,835,508
Class A Net Asset Value, offering and redemption price per share ($243,106,860 ÷ 18,035,147 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.48
Class B Net Asset Value, offering and redemption price per share ($38,728,648 ÷ 2,908,589 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.32

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends	$ 330,239
Interest — Cash Management QP Trust	190,158
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	115,056
Total Income	635,453
Expenses: Management fee	1,681,135
Custodian fees	17,101
Distribution service fees (Class B)	85,045
Record keeping fees (Class B)	51,342
Auditing	59,636
Legal	9,966
Trustees' fees and expenses	9,755
Reports to shareholders	64,028
Other	20,959
Total expenses before expense reductions	1,998,967
Expense reductions	(14,458)
Total expenses after expense reductions	1,984,509
Net investment income (loss)	(1,349,056)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	24,013,018
Net realized gains on investments not meeting investment guidelines of the Portfolio	49,496
Net unrealized appreciation (depreciation) during the period on investments	(117,156)
Net gain (loss) on investment transactions	23,945,358
Net increase (decrease) in net assets resulting from operations	$ 22,596,302

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ (1,349,056)	$ (1,143,378)
Net realized gain (loss) on investment transactions	24,013,018	9,898,921
Net realized gains on investments not meeting investment guidelines of the Portfolio	49,496	—
Net unrealized appreciation (depreciation) during the period on investment transactions	(117,156)	14,522,914
Net increase (decrease) in net assets resulting from operations	22,596,302	23,278,457
Portfolio share transactions: Class A Proceeds from shares sold	24,384,647	41,819,691
Net assets acquired in tax free reorganization	37,649,364	—
Cost of shares redeemed	(48,722,289)	(62,320,969)
Net increase (decrease) in net assets from Class A share transactions	13,311,722	(20,501,278)
Class B Proceeds from shares sold	11,204,648	11,462,792
Net assets acquired in tax free reorganization	7,786,470	—
Cost of shares redeemed	(11,469,498)	(1,207,862)
Net increase (decrease) in net assets from Class B share transactions	7,521,620	10,254,930
Increase (decrease) in net assets	43,429,644	13,032,109
Net assets at beginning of period	238,405,864	225,373,755
Net assets at end of period (including accumulated net investment loss of $11,255 and $1,853, respectively)	$ 281,835,508	$ 238,405,864
Other Information
Class A Shares outstanding at beginning of period	16,708,714	18,522,593
Shares sold	1,926,487	3,534,946
Shares issued in tax free reorganization	3,256,621	—
Shares redeemed	(3,856,675)	(5,348,825)
Net increase (decrease) in Class A shares	1,326,433	(1,813,879)
Shares outstanding at end of period	18,035,147	16,708,714
Class B Shares outstanding at beginning of period	2,250,352	1,358,975
Shares sold	951,158	996,848
Shares issued in tax free reorganization	680,062	—
Shares redeemed	(972,983)	(105,471)
Net increase (decrease) in Class B shares	658,237	891,377
Shares outstanding at end of period	2,908,589	2,250,352

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.59	$ 11.34	$ 8.53	$ 12.80	$ 21.64
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.05)	(.04)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.95	1.30	2.85	(4.25)	(6.27)
Total from investment operations	.89	1.25	2.81	(4.27)	(6.29)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	(2.52)
Return of capital	—	—	—	—	(.03)
Total distributions	—	—	—	—	(2.55)
Net asset value, end of period	$ 13.48	$ 12.59	$ 11.34	$ 8.53	$ 12.80
Total Return (%)	7.07[b]	11.02	32.94	(33.36)	(28.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	210	210	154	232
Ratio of expenses (%)	.72	.71	.69	.71	.68
Ratio of net investment income (loss) (%)	(.47)	(.47)	(.41)	(.24)	(.12)
Portfolio turnover rate (%)	94	117	123	68	143

[a] Based on average shares outstanding during the period.

[b] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.48	$ 11.29	$ 8.52	$ 9.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.95	1.29	2.86	(.85)
Total from investment operations	.84	1.19	2.77	(.87)
Net asset value, end of period	$ 13.32	$ 12.48	$ 11.29	$ 8.52
Total Return (%)	6.73[d]	10.54	32.51	(9.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	28	15.5
Ratio of expenses before expense reductions (%)	1.12	1.10	1.08	.96*
Ratio of expenses after expense reductions (%)	1.09	1.09	1.08	.96*
Ratio of net investment income (loss) (%)	(.84)	(.85)	(.80)	(.39)*
Portfolio turnover rate (%)	94	117	123	68

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This gain had no effect on the total return.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the price of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP from 5/1/1997 to 12/31/2005

[] DWS Strategic Income VIP — Class A

[] Citigroup World Government Bond Index

[] JP Morgan Emerging Markets Bond Plus Index

[] Merrill Lynch High Yield Master Index

[] Lehman Brothers US Treasury Index

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year. JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below investment grade US dollar- denominated corporate bonds publicly issued in the US domestic market. Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,238	$11,991	$14,044	$15,485
	Average annual total return	2.38%	6.24%	7.03%	5.18%
Citigroup World Government Bond Index	Growth of $10,000	$9,312	$11,809	$13,971	$16,526
	Average annual total return	-6.88%	5.70%	6.92%	5.97%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,186	$16,107	$18,255	$24,814
	Average annual total return	11.86%	17.22%	12.79%	11.05%
Merrill Lynch High Yield Master Index	Growth of $10,000	$10,283	$14,491	$15,214	$17,015
	Average annual total return	2.83%	13.16%	8.76%	6.32%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,284	$12,091	$15,207	$18,844
	Average annual total return	2.84%	6.53%	8.74%	7.58%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

Comparative Results
DWS Strategic Income VIP		1-Year	Life of Class**
Class B	Growth of $10,000	$10,192	$11,363
	Average annual total return	1.92%	4.91%
Citigroup World Government Bond Index	Growth of $10,000	$9,312	$11,317
	Average annual total return	-6.88%	4.75%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$11,186	$14,091
	Average annual total return	11.86%	13.71%
Merrill Lynch High Yield Master Index	Growth of $10,000	$10,283	$12,835
	Average annual total return	2.83%	9.81%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,284	$11,788
	Average annual total return	2.84%	6.36%

The growth of $10,000 is cumulative.

** The Portfolio commenced offering Class B shares on May 1, 2003. Index returns begin April 30, 2003.

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses for Class B shares would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,009.70	$ 1,007.00
Expenses Paid per $1,000*	$ 4.61	$ 6.12
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.62	$ 1,019.11
Expenses Paid per $1,000*	$ 4.63	$ 6.16

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Income VIP	.91%	1.21%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Strategic Income VIP

For the year, performance of the bond markets was mixed. Credit markets began to show more volatility as a result of investors' concerns over rising interest rates, higher commodity prices, credit-specific events, and natural global disasters. Despite these concerns, emerging markets debt and high-yield continued to exhibit sound fundamentals and outperformed most other fixed income asset classes. As interest rates continued to rise, the US Treasury yield curve flattened, and the US dollar non-hedged performance of international bonds trailed returns of other bond markets due primarily to strength in the US dollar.

The Portfolio posted a 2.38% total return for the period ending December 31, 2005 (Class A shares, unadjusted for contract charges). This compares with the portfolio benchmarks' returns of 11.86% for the JP Morgan Emerging Markets Bond Plus Index, 2.83% for the Merrill Lynch High Yield Master Index, 2.84% for the Lehman Brothers US Treasury Index and -6.88% for the Citigroup World Government Bond Index (US dollar terms — unhedged). (Please see page 20 for standardized performance as of December 31, 2005.)

During the year, we modestly decreased our exposure to high-yield bonds in view of the narrower yield advantage they provided, and consequently we increased our allocation to emerging market bonds. Our allocation to emerging markets and high-yield helped returns. In addition to the high-yield and emerging markets sectors, the Portfolio is also invested in high quality sovereign, agency and provincial bonds. These include US Treasury bonds, as well as debt of the United Kingdom, countries within the European Union and Yen-denominated bonds. Our Yen and euro exposure detracted from returns, as these currencies depreciated against the US dollar for the year.

William Chepolis, CFA
Andrew P. Cestone Robert Wang

Lead Portfolio Manager Portfolio Managers

Deutsche Investment Management Americas Inc

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the United States domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries, including the US, with maturities greater than one year.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Corporate Bonds	35%	40%
Foreign Bonds — US$ Denominated	24%	21%
Foreign Bonds — Non US$ Denominated	18%	19%
US Treasury Obligations	15%	13%
Cash Equivalents	5%	2%
US Government Sponsored Agencies	2%	4%
Other	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/05	12/31/04

AAA*	31%	30%
AA	1%	2%
A	4%	4%
BBB	6%	5%
BB	20%	16%
B	25%	31%
CCC	5%	6%
Below CC	—	1%
Not Rated	8%	5%
	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	12/31/05	12/31/04

Average maturity	7.6 years	7.5 years
Average duration	5.0 years	5.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 25. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Strategic Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 34.2%
Consumer Discretionary 8.4%
155 East Tropicana LLC, 8.75%, 4/1/2012	85,000	81,812
Adesa, Inc., 7.625%, 6/15/2012	30,000	29,850
Affinia Group, Inc., 9.0%, 11/30/2014	135,000	106,650
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	170,000	153,850
AutoNation, Inc., 9.0%, 8/1/2008	100,000	107,375
Aztar Corp., 7.875%, 6/15/2014 (b)	205,000	214,737
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009	40,000	40,400
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	50,000	54,063
9.375%, 2/15/2007	55,000	57,269
Charter Communications Holdings LLC:
9.625%, 11/15/2009	50,000	37,000
10.25%, 9/15/2010	330,000	328,350
144A, 11.0%, 10/1/2015	346,000	290,640
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	145,000	110,200
CSC Holdings, Inc.:
7.25%, 7/15/2008	50,000	49,875
7.875%, 12/15/2007	190,000	193,325
Dex Media East LLC/Financial, 12.125%, 11/15/2012	466,000	545,220
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	155,000	127,875
EchoStar DBS Corp., 6.625%, 10/1/2014	55,000	52,731
Foot Locker, Inc., 8.5%, 1/15/2022	80,000	84,600
Ford Motor Co., 7.45%, 7/16/2031 (b)	25,000	17,000
General Motors Corp., 8.25%, 7/15/2023 (b)	25,000	16,063
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	205,000	229,600
Gregg Appliances, Inc., 9.0%, 2/1/2013	40,000	36,200
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	170,000	159,800
Hertz Corp., 144A, 8.875%, 1/1/2014	195,000	198,656
ITT Corp., 7.375%, 11/15/2015	50,000	54,250
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	370,000	392,663
Levi Strauss & Co.:
9.28% **, 4/1/2012	75,000	75,563
12.25%, 12/15/2012	20,000	22,300
Liberty Media Corp., 8.5%, 7/15/2029 (b)	20,000	19,807
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	35,000	37,319
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	60,000	55,575
Mediacom LLC, 9.5%, 1/15/2013 (b)	30,000	29,288
MGM MIRAGE:
8.375%, 2/1/2011 (b)	175,000	187,250
9.75%, 6/1/2007	95,000	100,106
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	60,000	64,050
	Principal Amount ($)(a)	Value ($)

NCL Corp., 10.625%, 7/15/2014	75,000	77,437
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	180,000	127,800
Paxson Communications Corp., Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (b)	20,000	21,175
Petro Stopping Centers, 9.0%, 2/15/2012 (b)	120,000	120,600
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	180,000	191,700
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	185,000	178,525
PRIMEDIA, Inc.:
8.875%, 5/15/2011	65,000	59,963
9.715%**, 5/15/2010 (b)	200,000	192,250
Renaissance Media Group LLC, 10.0%, 4/15/2008	85,000	85,106
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	195,000	215,962
Schuler Homes, Inc., 10.5%, 7/15/2011	140,000	150,500
SGS International, Inc., 144A, 12.0%, 12/15/2013	50,000	50,082
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014(b)	215,000	116,100
7.875%, 1/15/2014 (b)	45,000	41,625
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	125,000	128,750
8.75%, 12/15/2011	215,000	226,287
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013	215,000	211,775
Toys "R" Us, Inc.:
6.875%, 8/1/2006	25,000	24,875
7.375%, 10/15/2018	95,000	68,400
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	390,000	380,250
TRW Automotive, Inc.:
11.0%, 2/15/2013	255,000	286,237
11.75%, 2/15/2013 EUR	35,000	47,859
United Auto Group, Inc., 9.625%, 3/15/2012	140,000	147,350
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	45,000	47,194
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	251,321	267,657
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (b)	345,000	304,031
10.0%, 3/1/2011 (b)	40,000	37,450
		8,168,252
Consumer Staples 1.1%
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	140,000	123,200
Birds Eye Foods, Inc., 11.875%, 11/1/2008	15,000	15,300
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	60,000	47,400
	Principal Amount ($)(a)	Value ($)

Delhaize America, Inc.:
8.05%, 4/15/2027	20,000	20,520
9.0%, 4/15/2031	55,000	64,659
GNC Corp., 8.5%, 12/1/2010	15,000	12,900
Harry & David Holdings, Inc., 9.41%**, 3/1/2012	35,000	35,262
North Atlantic Trading Co., 9.25%, 3/1/2012	415,000	273,900
Swift & Co.:
10.125%, 10/1/2009	70,000	72,275
12.5%, 1/1/2010	130,000	136,825
Viskase Co., Inc., 11.5%, 6/15/2011	245,000	260,925
		1,063,166
Energy 2.8%
Belden & Blake Corp., 8.75%, 7/15/2012	210,000	214,200
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	135,000	139,725
Chesapeake Energy Corp.:
6.5%, 8/15/2017	65,000	65,325
6.875%, 1/15/2016 (b)	145,000	148,625
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	40,000	39,400
7.125%, 5/15/2018 (b)	65,000	57,850
7.625%, 10/15/2026	40,000	35,600
8.75%, 2/15/2012 (b)	20,000	21,600
144A, 9.875%, 7/15/2010	290,000	317,912
El Paso Production Holding Corp., 7.75%, 6/1/2013	100,000	103,750
Frontier Oil Corp., 6.625%, 10/1/2011	40,000	40,800
Mission Resources Corp., 9.875%, 4/1/2011	10,000	10,500
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	160,000	160,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	200,000	177,000
Sonat, Inc., 7.0%, 2/1/2018	20,000	19,000
Southern Natural Gas, 8.875%, 3/15/2010	175,000	187,025
Stone Energy Corp.:
6.75%, 12/15/2014 (b)	255,000	241,613
8.25%, 12/15/2011	130,000	134,225
Transmeridian Exploration, Inc., 12.0%**, 12/15/2010	45,000	52,200
Williams Companies, Inc.:
8.125%, 3/15/2012	355,000	386,950
8.75%, 3/15/2032	115,000	133,400
		2,686,700
Financials 6.7%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	20,000	21,625
11.0%, 7/31/2010	65,000	73,288
12.0%, 7/31/2009	65,000	71,094
AmeriCredit Corp., 9.25%, 5/1/2009	340,000	357,850
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	145,000	130,681
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	35,000	21,261
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013 (b)	125,000	126,562
7.875%, 12/1/2015	120,000	123,900
8.0%, 6/15/2011	90,000	93,600
	Principal Amount ($)(a)	Value ($)

Ford Motor Credit Co.:
6.5%, 1/25/2007 (b)	65,000	62,886
7.25%, 10/25/2011 (b)	490,000	423,289
7.375%, 10/28/2009 (b)	440,000	390,230
General Motors Acceptance Corp.:
5.22%**, 3/20/2007	65,000	61,396
6.875%, 9/15/2011	220,000	200,628
8.0%, 11/1/2031 (b)	1,371,000	1,313,255
H&E Equipment/Finance, 11.125%, 6/15/2012	150,000	165,750
Poster Financial Group, Inc., 8.75%, 12/1/2011	175,000	180,250
PXRE Capital Trust I, 8.85%, 2/1/2027	95,000	93,338
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	165,000	186,037
Radnor Holdings Corp., 11.0%, 3/15/2010	125,000	101,250
Stripes Acquisition LLC, 144A, 10.625%, 12/15/2013	50,000	50,750
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	1,500,000	1,660,006
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	140,000	111,300
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	95,000	94,050
UGS Corp., 10.0%, 6/1/2012	130,000	141,700
Universal City Development, 11.75%, 4/1/2010	215,000	241,069
		6,497,045
Health Care 0.8%
Accellent, Inc., 144A, 10.5%, 12/1/2013	130,000	133,250
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	280,000	280,000
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	35,000	33,863
Series B, 9.875%, 11/1/2011 (b)	50,000	37,750
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	295,000	292,787
		777,650
Industrials 4.6%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	225,000	231,187
Allied Security Escrow Corp., 11.375%, 7/15/2011	135,000	130,146
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (b)	75,000	71,063
Series B, 9.25%, 9/1/2012	182,000	197,015
American Color Graphics, 10.0%, 6/15/2010	135,000	94,331
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	70,000	67,900
Beazer Homes USA, Inc.:
6.875%, 7/15/2015 (b)	20,000	19,175
8.375%, 4/15/2012	95,000	98,800
8.625%, 5/15/2011	130,000	135,850
Browning-Ferris Industries:
7.4%, 9/15/2035	205,000	181,425
9.25%, 5/1/2021	20,000	20,600
Case New Holland, Inc., 9.25%, 8/1/2011	235,000	251,450
Cenveo Corp., 7.875%, 12/1/2013 (b)	115,000	110,975
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	179,000	157,520
	Principal Amount ($)(a)	Value ($)

Columbus McKinnon Corp., 10.0%, 8/1/2010	65,000	71,988
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	165,000	160,050
144A, 11.44%**, 7/1/2012	45,000	44,100
Congoleum Corp., 8.625%, 8/1/2008*	125,000	124,531
Cornell Companies, Inc., 10.75%, 7/1/2012	65,000	67,275
Dana Corp., 7.0%, 3/1/2029 (b)	165,000	118,387
DRS Technologies, Inc., 6.875%, 11/1/2013	30,000	28,688
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	255,000	271,575
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	135,000	125,257
8.875%, 4/1/2012	175,000	181,845
Kansas City Southern, 9.5%, 10/1/2008	275,000	297,687
Kinetek, Inc., Series D, 10.75%, 11/15/2006	200,000	192,000
Millennium America, Inc., 9.25%, 6/15/2008	230,000	248,112
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	110,000	123,200
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	75,000	63,750
Ship Finance International Ltd., 8.5%, 12/15/2013	140,000	130,900
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (b)	50,000	44,563
10.375%, 7/1/2012	120,000	118,050
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	80,000	88,600
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	130,000	121,550
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	85,000	87,550
		4,477,095
Information Technology 1.1%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	15,000	15,469
10.5%, 6/15/2011	105,000	114,975
Eschelon Operating Co., 8.375%, 3/15/2010	83,000	76,775
L-3 Communications Corp.:
5.875%, 1/15/2015	20,000	19,400
144A, 6.375%, 10/15/2015	50,000	49,875
Lucent Technologies, Inc., 6.45%, 3/15/2029	260,000	222,950
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	165,000	156,956
10.375%, 1/15/2010	234,000	258,570
SS&C Technologies, Inc., 144A, 11.75%, 12/1/2013	40,000	41,000
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	150,000	150,000
		1,105,970
Materials 3.9%
ARCO Chemical Co., 9.8%, 2/1/2020	375,000	420,937
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	165,000	80,850
9.75%, 4/15/2012	55,000	53,075
	Principal Amount ($)(a)	Value ($)

Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	250,000	255,000
Constar International, Inc., 11.0%, 12/1/2012 (b)	40,000	29,200
Dayton Superior Corp.:
10.75%, 9/15/2008	95,000	91,675
13.0%, 6/15/2009 (b)	140,000	105,700
GEO Specialty Chemicals, Inc., 12.565%**, 12/31/2009	283,000	234,890
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (b)	230,000	219,650
8.875%, 5/15/2031	25,000	25,063
Huntsman LLC, 11.625%, 10/15/2010	203,000	231,166
IMC Global, Inc., 10.875%, 8/1/2013	253,000	290,634
International Steel Group, Inc., 6.5%, 4/15/2014	70,000	70,000
Massey Energy Co.:
6.625%, 11/15/2010	60,000	60,975
144A, 6.875%, 12/15/2013	50,000	50,438
MMI Products, Inc., Series B, 11.25%, 4/15/2007	210,000	197,400
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	255,000	279,225
144A, 13.0%, 9/30/2013	94,000	95,880
NewPage Corp., 10.5%**, 5/1/2012	100,000	99,000
Omnova Solutions, Inc., 11.25%, 6/1/2010	245,000	255,412
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	60,000	64,200
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	159,598	14,364
Pliant Corp., 11.625%, 6/15/2009 (PIK)*	10	11
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	70,000	51,450
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	33,000	36,176
TriMas Corp., 9.875%, 6/15/2012 (b)	240,000	198,000
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	55,000	47,644
United States Steel Corp., 9.75%, 5/15/2010	165,000	179,437
		3,737,452
Telecommunication Services 2.3%
AirGate PCS, Inc., 7.9%**, 10/15/2011	75,000	77,437
American Cellular Corp., Series B, 10.0%, 8/1/2011	55,000	59,675
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	145,000	150,800
8.375%, 1/15/2014 (b)	150,000	147,562
Dobson Communications Corp., 8.875%, 10/1/2013	75,000	74,813
Insight Midwest LP, 9.75%, 10/1/2009	50,000	51,500
LCI International, Inc., 7.25%, 6/15/2007	135,000	135,675
Level 3 Financing, Inc., 10.75%, 10/15/2011	25,000	22,188
MCI, Inc., 8.735%, 5/1/2014	370,000	409,312
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	535,000	564,595
	Principal Amount ($)(a)	Value ($)

Nextel Partners, Inc., 8.125%, 7/1/2011	100,000	106,875
Qwest Corp.:
7.25%, 9/15/2025	100,000	99,500
144A, 7.741%**, 6/15/2013	35,000	37,756
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	20,000	20,200
9.875%, 2/1/2010 (b)	20,000	21,100
144A, 10.041%**, 11/1/2012	20,000	20,150
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	65,000	60,288
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	10,000	10,650
Triton PCS, Inc., 8.5%, 6/1/2013	15,000	13,950
Ubiquitel Operating Co., 9.875%, 3/1/2011	60,000	66,450
US Unwired, Inc., Series B, 10.0%, 6/15/2012	100,000	112,500
		2,262,976
Utilities 2.5%
AES Corp., 144A, 8.75%, 5/15/2013	315,000	342,956
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	340,000	383,350
CMS Energy Corp.:
8.5%, 4/15/2011 (b)	160,000	174,200
9.875%, 10/15/2007	205,000	219,350
DPL, Inc., 6.875%, 9/1/2011	50,000	52,688
Mirant North America LLC, 144A, 7.375%, 12/31/2013 (b)	40,000	40,450
Mission Energy Holding Co., 13.5%, 7/15/2008	395,000	458,200
NorthWestern Corp., 5.875%, 11/1/2014	35,000	35,066
NRG Energy, Inc., 8.0%, 12/15/2013	234,000	260,910
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	410,000	451,000
		2,418,170
Total Corporate Bonds (Cost $33,592,995)		33,194,476

Foreign Bonds — US$ Denominated 23.4%
Consumer Discretionary 0.8%
Cablemas SA de CV, 144A, 9.375%, 11/15/2015	20,000	20,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	255,000	279,225
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	150,000	157,875
Shaw Communications, Inc., 8.25%, 4/11/2010	105,000	112,744
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	178,000	145,960
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	75,000	70,875
		787,179
Energy 1.6%
OAO Gazprom, 144A, 9.625%, 3/1/2013 (b)	200,000	241,250
Pemex Project Funding Master Trust:
Series REG S, 8.0%, 11/15/2011	250,000	280,250
Series REG S, 9.5%, 9/15/2027	435,000	574,200
	Principal Amount ($)(a)	Value ($)

Petroliam Nasional Berhad:
7.625%, 10/15/2026	40,000	49,916
7.75%, 8/15/2015	80,000	95,613
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	160,000	200,064
Secunda International Ltd., 12.15%**, 9/1/2012	75,000	78,750
		1,520,043
Financials 0.4%
Conproca SA de CV, 12.0%, 6/16/2010	100,000	119,000
Doral Financial Corp., 5.004%**, 7/20/2007	240,000	233,291
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	65,000	44,850
		397,141
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010 (b)	140,000	145,075

Industrials 0.9%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	80,000	87,600
10.25%, 6/15/2007	290,000	305,950
12.5%, 6/15/2012	95,000	108,300
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	155,000	182,900
LeGrand SA, 8.5%, 2/15/2025	75,000	90,187
Stena AB, 9.625%, 12/1/2012	55,000	59,744
		834,681
Materials 1.5%
Cascades, Inc., 7.25%, 2/15/2013	280,000	254,800
ISPAT Inland ULC, 9.75%, 4/1/2014 (b)	147,000	166,478
Novelis, Inc., 144A, 7.5%, 2/15/2015	295,000	275,087
Rhodia SA, 8.875%, 6/1/2011	225,000	230,625
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,725
Tembec Industries, Inc.:
8.5%, 2/1/2011	670,000	371,850
8.625%, 6/30/2009	300,000	171,000
		1,480,565
Sovereign Bonds 16.9%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	500,000	644,745
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	500,000	497,500
Dominican Republic, Series REG S, 9.5%, 9/27/2011	450,425	475,198
Egypt Government AID Bonds, 4.45%, 9/15/2015	1,200,000	1,175,868
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..8125%, Series 30YR, 5.188% **, 4/15/2024	140,000	136,332
Floating Rate Note Debt Conversion Bond, LIBOR Plus ..875%, Series 18 YR, 5.25% **, 4/15/2012	160,591	158,584
8.75%, 2/4/2025	200,000	221,000
8.875%, 10/14/2019 (b)	35,000	39,218
	Principal Amount ($)(a)	Value ($)

11.0%, 1/11/2012	230,000	280,600
11.0%, 8/17/2040	435,000	560,715
14.5%, 10/15/2009	220,000	282,150
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	350,000	377,685
Kingdom of Morocco, Series A, 4.813%**, 1/2/2009	196,000	195,608
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	940,000	310,200
Zero Coupon, 12/15/2035	3,164,012	164,529
8.28%, 12/31/2033 (PIK) (b)	798,999	665,167
Republic of Bulgaria, 8.25%, 1/15/2015	115,000	138,874
Republic of Colombia:
8.25%, 12/22/2014 (b)	235,000	260,850
10.0%, 1/23/2012	210,000	249,900
10.75%, 1/15/2013	60,000	74,400
Republic of Ecuador, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	230,000	210,450
Republic of Guatemala:
Series REG S, 8.125%, 10/6/2034	70,000	76,300
Series REG S, 9.25%, 8/1/2013	225,000	261,563
Republic of Indonesia, Series REG S, 7.25%, 4/20/2015	170,000	174,463
Republic of Panama:
7.125%, 1/29/2026	106,000	107,325
9.375%, 1/16/2023	570,000	713,925
Republic of Peru:
7.35%, 7/21/2025	575,000	566,375
9.875%, 2/6/2015	130,000	156,000
Republic of Philippines:
8.0%, 1/15/2016	340,000	355,300
9.375%, 1/18/2017	390,000	446,550
9.5%, 2/2/2030	170,000	199,750
9.875%, 1/15/2019	205,000	243,181
Republic of Serbia, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	220,000	195,800
Republic of South Africa, 6.5%, 6/2/2014	185,000	200,031
Republic of Turkey:
7.25%, 3/15/2015 (b)	250,000	263,125
7.375%, 2/5/2025	340,000	351,050
11.75%, 6/15/2010	420,000	514,500
12.375%, 6/15/2009	300,000	361,875
Republic of Uruguay:
7.25%, 2/15/2011	80,000	81,400
9.25%, 5/17/2017	80,000	91,000
Republic of Venezuela:
9.375%, 1/13/2034	300,000	355,500
10.75%, 9/19/2013	845,000	1,039,350
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	845,000	953,920
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	385,000	365,134
Series VII, 3.0%, 5/14/2011	400,000	355,760
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	425,000	443,062
	Principal Amount ($)(a)	Value ($)

United Mexican States, Series A, 6.625%, 3/3/2015	360,000	394,200
		16,386,012
Telecommunication Services 1.0%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	120,000	122,100
Embratel, Series B, 11.0%, 12/15/2008	75,000	84,938
Global Crossing UK Finance, 10.75%, 12/15/2014 (b)	90,000	82,800
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004* (b)	30,000	24,150
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	65,000	66,056
Intelsat Ltd., 5.25%, 11/1/2008	100,000	91,125
Millicom International Cellular SA, 10.0%, 12/1/2013	50,000	51,625
Mobifon Holdings BV, 12.5%, 7/31/2010	195,000	226,200
Nortel Networks Ltd., 6.125%, 2/15/2006	250,000	250,000
		998,994
Utilities 0.2%
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	185,000	190,004
Total Foreign Bonds — US$ Denominated (Cost $21,853,010)		22,739,694

Foreign Bonds — Non US$ Denominated 18.0%
Consumer Discretionary 0.1%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	100,000	116,910
Consumer Staples 0.1%
Fage Dairy Industry SA, 144A, 7.5%, 1/15/2015 EUR	65,000	66,757
Financials 4.2%
KFW Bankengruppe, 5.0%, 7/4/2011 EUR	3,180,000	4,107,489
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	50,000	54,903
Sovereign Bonds 13.5%
Federative Republic of Brazil, 8.5%, 9/24/2012 EUR	130,000	177,763
Government of Malaysia, 4.305%, 2/27/2009 MYR	400,000	108,045
Government of Ukraine, Series REG S, 4.95%, 10/13/2015 EUR	245,000	288,025
Mexican Bonds, Series M-20, 10.0%, 12/5/2024 MXN	3,810,000	405,828
Province of Ontario, 1.875%, 1/25/2010 JPY	140,000,000	1,244,968
Republic of Argentina:
Step-up Coupon, 1.2% to 3/31/2009, 2.26% to 3/31/2019, 3.38% to 3/31/2029, 4.74% to 12/31/2038 EUR	160,000	61,563
Zero Coupon, 12/15/2035 ARS	3,155,178	62,542
5.83%, 12/31/2033 (PIK) ARS	964,375	372,834
7.82%, 12/31/2033 (PIK) EUR	47,804	47,257
	Principal Amount ($)(a)	Value ($)

Republic of Germany, Series 94, 6.25%, 1/4/2024 EUR	1,910,000	3,077,736
Republic of Greece, 4.65%, 4/19/2007 EUR	2,105,000	2,549,555
Republic of Peru, 7.5%, 10/14/2014 EUR	30,000	40,223
Republic of Turkey, 20.0%, 10/17/2007 TRY	35	30
Republic of Uruguay, 10.5%, 10/20/2006 UYU	4,200,000	215,100
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	2,500,000	4,521,395
		13,172,864
Total Foreign Bonds — Non US$ Denominated (Cost $16,866,784)		17,518,923

US Treasury Obligations 14.3%
US Treasury Bond:
5.375%, 2/15/2031 (b) (f)	540,000	606,572
6.0%, 2/15/2026 (b)	1,375,000	1,621,426
8.5%, 2/15/2020 (b)	760,000	1,066,137
10.375%, 11/15/2012 (b) (f)	3,350,000	3,702,273
US Treasury Notes:
4.75%, 11/15/2008 (b)	285,000	287,737
5.75%, 8/15/2010 (b) (f)	3,000,000	3,173,789
6.125%, 8/15/2007	3,375,000	3,464,383
Total US Treasury Obligations (Cost $13,860,457)		13,922,317

US Government Sponsored Agencies 2.5%
Federal Home Loan Mortgage Corp., 5.125%, 7/15/2012 (b) (Cost $2,372,729)	2,350,000	2,392,960

Convertible Bond 0.3%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	155,000	153,450
144A, Series EURO, 7.5%, 9/25/2006	105,000	103,950
Total Convertible Bond (Cost $258,142)		257,400
	Shares	Value ($)

Preferred Stocks 0.1%
Paxson Communications Corp., 14.25% (PIK) (Cost $81,339)	10	90,106
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.813% **, 3/4/2010 (Cost $91,074)	94,500	94,406
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A*	10	0
TravelCenters of America, Inc*	25	3
Total Warrants (Cost $101)		3
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit) 6.5%, 6/30/2029	150,000	112,500
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 12/15/2008, 13.0% to 12/15/2012	140,000	102,650
Total Other Investments (Cost $220,548)		215,150
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	2,058	2,573
Intermet Corp.*	760	8,840
Total Common Stocks (Cost $31,681)		11,413

Securities Lending Collateral 20.8%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $20,210,660)	20,210,660	20,210,660

Cash Equivalents 5.1%
Cash Management QP Trust, 4.26% (e) (Cost $4,913,796)	4,913,796	4,913,796
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $114,353,316)+	119.0	115,561,304
Other Assets and Liabilities, Net	(19.0)	(18,400,376)
Net Assets	100.0	97,160,928

Notes to DWS Strategic Income VIP Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	124,531
Grupo Iusacell SA de CV	10.0%	7/15/2004	30,000	USD	21,475	24,150
Oxford Automotive, Inc.	12.0%	10/15/2010	159,598	USD	14,988	14,364
Pliant Corp.	11.625%	6/15/2009	10	USD	10	11
					$ 142,467	$ 163,056

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

+ The cost for federal income tax purposes was $114,710,912. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $850,392. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,445,798 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,595,406.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $19,780,513 which is 20.4% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) At December 31, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open future contracts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canada Government Bond	3/22/2006	21	2,058,571	2,066,308	7,737
10 Year Federal Germany Bond	3/8/2006	34	4,865,794	4,904,376	38,582
10 Year Japanese Government Bond	3/9/2006	3	3,505,392	3,493,874	(11,518)
Total net unrealized appreciation					34,801

At December 31, 2005, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	3/15/2006	21	1,595,116	1,633,376	(38,260)
10 Year US Treasury Bond	3/22/2006	42	4,569,003	4,595,063	(26,060)
UK Treasury Bond	3/29/2006	21	4,097,157	4,135,138	(37,981)
Total net unrealized depreciation					(102,301)

At December 31, 2005, open credit default swap contract purchased was as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Paid by the Portfolio	Underlying Debt Obligation	Net Unrealized Depreciation ($)
10/18/2005 12/20/2010	4,345,000+	Fixed — 3.95%	Dow Jones CDX High Yield 100	(134,856)
Counterparty: + JPMorgan Chase Bank
Currency Abbreviations
ARS Argentine Peso EUR Euro GBP British Pound JPY Japanese Yen MXN Mexican Peso MYR Malaysian Ringgitt TRY New Turkish Lira UYU Uraguary Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $89,228,860) — including $19,780,513 of securities loaned	$ 90,436,848
Investment in Daily Assets Fund Institutional (cost $20,210,660)*	20,210,660
Investment in Cash Management QP Trust (cost $4,913,796)	4,913,796
Total investments in securities, at value (cost $114,353,316)	115,561,304
Cash	171,149
Foreign currency, at value (cost $299,908)	300,249
Receivable for investments sold	9,301
Interest receivable	1,905,490
Receivable for Portfolio shares sold	9,912
Receivable for daily variation on open futures contracts	5,231
Foreign taxes recoverable	2,164
Unrealized appreciation on forward currency exchange contracts	111,514
Due from Advisor	2,298
Other assets	2,467
Total assets	118,081,079
Liabilities
Payable for investments purchased	131,232
Payable upon return of securities loaned	20,210,660
Payable for Portfolio shares redeemed	89,171
Net payable on closed forward foreign currency exchange contracts	159,838
Unrealized depreciation on forward foreign currency exchange contracts	90,019
Unrealized depreciation on credit default swap contracts	134,856
Accrued management fee	47,186
Other accrued expenses and payables	57,189
Total liabilities	20,920,151
Net assets, at value	$ 97,160,928
Net Assets
Net assets consist of: Undistributed net investment income	4,603,670
Net unrealized appreciation (depreciation) on: Investments	1,207,988
Credit default swaps	(134,856)
Foreign currency related transactions	(129,973)
Futures	(67,500)
Accumulated net realized gain (loss)	550,593
Paid-in capital	91,131,006
Net assets, at value	$ 97,160,928
Class A Net Asset Value, offering and redemption price per share ($70,804,886 ÷ 6,158,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.50
Class B Net Asset Value, offering and redemption price per share ($26,356,042 ÷ 2,304,696 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.44

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends	$ 31,504
Interest	5,569,498
Interest — Cash Management QP Trust	207,414
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	48,556
Total Income	5,856,972
Expenses: Management fee	586,283
Custodian fees	48,640
Distribution service fees (Class B)	58,999
Record keeping fees (Class B)	28,221
Auditing	53,790
Legal	12,752
Trustees' fees and expenses	3,544
Reports to shareholders	25,200
Other	65,777
Total expenses before expense reductions	883,206
Expense reductions	(11,628)
Total expenses after expense reductions	871,578
Net investment income	4,985,394
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,049,114
Credit default swaps	(130,575)
Futures	96,220
Foreign currency related transactions	(659,699)
355,060
Net unrealized appreciation (depreciation) during the period on: Investments	(3,500,120)
Credit default swaps	(134,856)
Futures	(125,539)
Foreign currency related transactions	471,669
(3,288,846)
Net gain (loss) on investment transactions	(2,933,786)
Net increase (decrease) in net assets resulting from operations	$ 2,051,608

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income	$ 4,985,394	$ 3,680,243
Net realized gain (loss) on investment transactions	355,060	2,282,802
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,288,846)	390,098
Net increase (decrease) in net assets resulting from operations	2,051,608	6,353,143
Distributions to shareholders from: Net investment income: Class A	(5,064,114)	—
Class B	(1,726,009)	—
Net realized gains: Class A	(149,856)	(2,822,807)
Class B	(53,955)	(547,427)
Portfolio share transactions: Class A Proceeds from shares sold	19,392,981	13,206,141
Reinvestment of distributions	5,213,970	2,822,807
Cost of shares redeemed	(12,247,000)	(17,995,166)
Net increase (decrease) in net assets from Class A share transactions	12,359,951	(1,966,218)
Class B Proceeds from shares sold	7,141,190	13,821,690
Reinvestment of distributions	1,779,964	547,427
Cost of shares redeemed	(2,685,538)	(2,371,956)
Net increase (decrease) in net assets from Class B share transactions	6,235,616	11,997,161
Increase (decrease) in net assets	13,653,241	13,013,852
Net assets at beginning of period	83,507,687	70,493,835
Net assets at end of period (including undistributed net investment income of $4,603,670 and $7,007,553, respectively)	$ 97,160,928	$ 83,507,687
Other Information
Class A Shares outstanding at beginning of period	5,069,464	5,264,429
Shares sold	1,677,930	1,130,086
Shares issued to shareholders in reinvestment of distributions	468,040	247,832
Shares redeemed	(1,057,233)	(1,572,883)
Net increase (decrease) in Class A shares	1,088,737	(194,965)
Shares outstanding at end of period	6,158,201	5,069,464
Class B Shares outstanding at beginning of period	1,758,421	701,718
Shares sold	619,274	1,213,237
Shares issued to shareholders in reinvestment of distributions	160,213	48,231
Shares redeemed	(233,212)	(204,765)
Net increase (decrease) in Class B shares	546,275	1,056,703
Shares outstanding at end of period	2,304,696	1,758,421

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 11.82	$ 11.10	$ 10.27	$ 9.86
Income (loss) from investment operations: Net investment income[b]	.65	.58	.41	.45	.48
Net realized and unrealized gain (loss) on investment transactions	(.39)	.39	.47	.68	.03
Total from investment operations	.26	.97	.88	1.13	.51
Less distributions from: Net investment income	(.98)	—	(.15)	(.30)	(.10)
Net realized gain on investment transactions	(.03)	(.54)	(.01)	—	—
Total distributions	(1.01)	(.54)	(.16)	(.30)	(.10)
Net asset value, end of period	$ 11.50	$ 12.25	$ 11.82	$ 11.10	$ 10.27
Total Return (%)	2.38	8.60	7.85	11.30	5.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	62	62	60	21
Ratio of expenses (%)	.88	.84	.83	.73	.66
Ratio of net investment income (%)	5.61	4.99	3.60	4.26	4.76
Portfolio turnover rate (%)	120	210	160	65	27

[a] As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

Class B Years Ended December 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.17	$ 11.78	$ 11.44
Income (loss) from investment operations: Net investment income[b]	.61	.53	.17
Net realized and unrealized gain (loss) on investment transactions	(.38)	.40	.17
Total from investment operations	.23	.93	.34
Less distributions from: Net investment income	(.93)	—	—
Net realized gain on investment transactions	(.03)	(.54)	—
Total distributions	(.96)	(.54)	—
Net asset value, end of period	$ 11.44	$ 12.17	$ 11.78
Total Return (%)	1.92[c]	8.27	2.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	21	8
Ratio of expenses before expense reductions (%)	1.25	1.22	1.26*
Ratio of expenses after expense reductions (%)	1.21	1.22	1.26*
Ratio of net investment income (%)	5.28	4.61	1.80*
Portfolio turnover rate (%)	120	210	160

[a] For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

[b] Based on average shares outstanding during the period.

 c Total return would have been lower had certain expenses not been reduced.

* Annualized

 ** Not annualized

Performance Summary December 31, 2005

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified Portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 3-year and the Life of Class for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Technology VIP from 5/1/1999 to 12/31/2005
[] DWS Technology VIP — Class A [] Goldman Sachs Technology Index [] Russell 1000 Growth Index

The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,374	$15,501	$6,758	$9,418
	Average annual total return	3.74%	15.73%	-7.54%	-.90%
Goldman Sachs Technology Index	Growth of $10,000	$10,203	$16,189	$6,906	$7,089
	Average annual total return	2.03%	17.42%	-7.14%	-5.03%
Russell 1000 Growth Index	Growth of $10,000	$10,526	$14,518	$8,332	$8,082
	Average annual total return	5.26%	13.23%	-3.58%	-3.14%
DWS Technology VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,327	$15,318	$14,591
	Average annual total return		3.27%	15.28%	11.40%
Goldman Sachs Technology Index	Growth of $10,000		$10,203	$16,189	$14,431
	Average annual total return		2.03%	17.42%	11.02%
Russell 1000 Growth Index	Growth of $10,000		$10,526	$14,518	$13,216
	Average annual total return		5.26%	13.23%	8.29%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,107.10	$ 1,104.30
Expenses Paid per $1,000*	$ 4.62	$ 6.79
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.82	$ 1,018.75
Expenses Paid per $1,000*	$ 4.43	$ 6.51

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.87%	1.28%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Technology VIP

The technology sector delivered a modestly positive return in 2005, masking significant intraperiod volatility and an exceptionally wide dispersion in returns among the best and worst performers. In this potentially challenging environment, DWS Technology VIP (Class A shares, unadjusted for contract charges) returned 3.74%, comfortably ahead of the 2.03% return of its benchmark, the Goldman Sachs Technology Index. The Portfolio underperformed versus the Russell 1000 Growth Index which returned 5.26%.

The largest positive contribution to return came from the substantial outperformance of our stock picks in semiconductors. Here, the Portfolio was underweight in the largest stocks in the sector in favor of companies with strong product cycles — such as Advanced Micro Devices, Inc. (3.4% of net assets as of December 31, 2005) and Broadcom Corp. (1.4%) — as well as restructuring stories such as National Semiconductor Corp. (0.9%). Performance was also boosted by an overweight in communications equipment stocks, which outperformed, and strong stock selection in the Internet sector. Unfortunately, an underweight in Apple Computer, Inc. (2.6%), one of the strongest stocks in the benchmark, detracted significantly from returns. The underperformance of our stock picks in the software sector also detracted from returns.

As we move into 2006, our belief is that the fundamentals of the technology sector are solid but not spectacular. While we believe that technology can outperform the broader market in the long-term, we do not foresee outsized returns on an absolute basis given the slow, steady recovery we have been experiencing over the past few years. In this environment, we intend to continue to focus on managing risk by emphasizing companies with strong market positions, robust balance sheets and favorable growth prospects.

Ian Link, CFA Kelly P. Davis
Lead Manager Brian S. Peters, CFA
Portfolio Managers

Deutsche Investment Management Americas Inc.

Percentages in parnetheses represent percentages of the Portfolio's total net assets as of December 31, 2005.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Technology VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	95%	91%
Cash Equivalents	5%	9%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Information Technology	95%	96%
Consumer Discretionary	5%	3%
Health Care	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 42. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Technology VIP

	Shares	Value ($)

Common Stocks 95.0%
Consumer Discretionary 4.2%
Internet & Catalog Retail
eBay, Inc.*	210,600	9,108,450
Information Technology 90.5%
Communications Equipment 15.0%
Avocent Corp.* (a)	129,900	3,531,981
Cisco Systems, Inc.*	347,600	5,950,912
Corning, Inc.*	254,500	5,003,470
Lucent Technologies, Inc.*	809,900	2,154,334
Motorola, Inc.	236,484	5,342,174
Nokia Oyj (ADR)	195,700	3,581,310
QUALCOMM, Inc.	130,016	5,601,089
Scientific-Atlanta, Inc.	23,900	1,029,373
		32,194,643
Computers & Peripherals 20.5%
Apple Computer, Inc.*	77,700	5,585,853
Dell, Inc.*	282,225	8,463,928
EMC Corp.*	675,300	9,197,586
Hewlett-Packard Co.	106,700	3,054,821
Hon Hai Precision Industry Co., Ltd.	230,000	1,261,176
International Business Machines Corp.	79,100	6,502,020
Network Appliance, Inc.*	96,600	2,608,200
QLogic Corp.*	107,210	3,485,397
SanDisk Corp.*	20,900	1,312,938
Sun Microsystems, Inc.*	662,300	2,775,037
		44,246,956
Electronic Equipment & Instruments 1.1%
AU Optronics Corp. (ADR) (a)	90,610	1,360,056
Cheng Uei Precision Industry Co., Ltd.	332,000	1,077,118
		2,437,174
Internet Software & Services 8.8%
Google, Inc. "A"*	23,800	9,873,668
Yahoo!, Inc.*	235,700	9,234,726
		19,108,394
IT Consulting & Services 6.7%
Affiliated Computer Services, Inc. "A"*	37,000	2,189,660
Automatic Data Processing, Inc.	150,530	6,907,822
Cognizant Technology Solutions Corp. "A"*	105,500	5,311,925
		14,409,407
Semiconductors & Semiconductor Equipment 24.0%
Advanced Micro Devices, Inc.*	239,400	7,325,640
Applied Materials, Inc.	309,900	5,559,606
Broadcom Corp. "A"*	62,658	2,954,325
Intel Corp.	555,189	13,857,517
	Shares	Value ($)

Intersil Corp. "A"	124,400	3,095,072
Maxim Integrated Products, Inc.	158,934	5,759,768
Micron Technology, Inc.* (a)	107,400	1,429,494
National Semiconductor Corp. (a)	73,600	1,912,128
Spansion, Inc. "A"*	83,500	1,162,320
Sumco Corp.*	14,800	776,801
Taiwan Semiconductor Manufacturing Co., Ltd.	664,000	1,264,222
Texas Instruments, Inc.	205,900	6,603,213
		51,700,106
Software 14.4%
Activision, Inc.*	296,766	4,077,565
Business Objects SA (ADR)* (a)	175,400	7,087,914
Computer Associates International, Inc.	74,900	2,111,431
Microsoft Corp.	183,046	4,786,653
Oracle Corp.*	420,400	5,133,084
Patni Computer Systems Ltd. (ADR)* (a)	10,400	241,072
Quest Software, Inc.* (a)	150,000	2,188,500
Symantec Corp.*	192,677	3,371,847
Take-Two Interactive Software, Inc.* (a)	113,600	2,010,720
		31,008,786
Materials 0.3%
Metals & Mining
SODIFF Advanced Materials Co., Ltd.	28,944	577,598
Total Common Stocks (Cost $172,973,040)		204,791,514

Call Options Purchased 0.0%
Intel Corp. Expiring 1/16/2006, Strike Price, $25.0 (Cost $61,903)	860	51,600

Securities Lending Collateral 5.3%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $11,500,547)	11,500,547	11,500,547

Cash Equivalents 4.5%
Cash Management QP Trust, 4.26% (d) (Cost $9,671,342)	9,671,342	9,671,342
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $194,206,832)+	104.8	226,015,003
Other Assets and Liabilities, Net	(4.8)	(10,412,262)
Net Assets	100.0	215,602,741

Notes to DWS Technology VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $210,884,745. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $15,130,258. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,273,058 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,142,800.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $11,144,411 which is 5.2% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At December 31, 2005, open written options were as follows:

Written Options	Expiration Date	Number of Contracts	Strike Price	Value ($)
Call Options Yahoo! Inc. (Premiums received $69,716)	1/21/2006	403	42.5	(17,732)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $173,034,943) — including $11,144,411 of securities loaned	$ 204,843,114
Investment in Daily Assets Fund Institutional (cost $11,500,547)*	11,500,547
Investment in Cash Management QP Trust (cost $9,671,342)	9,671,342
Total investments in securities, at value (cost $194,206,832)	226,015,003
Foreign currency, at value (cost $56,400)	57,591
Receivable for investments sold	958,971
Dividends receivable	56,508
Interest receivable	44,795
Receivable for Portfolio shares sold	513,727
Foreign taxes recoverable	274
Other assets	6,864
Total assets	227,653,733
Liabilities
Payable for investments purchased	300,775
Payable for Portfolio shares redeemed	3,659
Payable upon return of securities loaned	11,500,547
Written options, at value (premiums received $69,716)	17,732
Accrued management fee	139,037
Other accrued expenses and payables	89,242
Total liabilities	12,050,992
Net assets, at value	$ 215,602,741
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(402)
Net unrealized appreciation (depreciation) on: Investments	31,808,171
Written options	51,984
Foreign currency related transactions	1,193
Accumulated net realized gain (loss)	(271,637,475)
Paid-in capital	455,379,270
Net assets, at value	$ 215,602,741
Class A Net Asset Value, offering and redemption price per share ($199,181,092 ÷ 21,420,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.30
Class B Net Asset Value, offering and redemption price per share ($16,421,649 ÷ 1,782,726 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.21

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $27,464)	$ 776,548
Interest	2,573
Interest — Cash Management QP Trust	266,204
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	22,980
Total Income	1,068,305
Expenses: Management fee	1,609,872
Custodian and accounting fees	110,875
Distribution service fees (Class B)	37,898
Record keeping fees (Class B)	22,257
Auditing	46,540
Legal	13,238
Trustees' fees and expenses	10,020
Reports to shareholders	42,955
Other	16,148
Total expenses before expense reductions	1,909,803
Expense reductions	(3,696)
Total expenses after expense reductions	1,906,107
Net investment income (loss)	(837,802)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,625,908
Written options	1,541,327
Foreign currency related transactions	(146,548)
13,020,687
Net unrealized appreciation (depreciation) during the period on: Investments	(6,121,456)
Written options	(74,442)
Foreign currency related transactions	(6,521)
(6,202,419)
Net gain (loss) on investment transactions	6,818,268
Net increase (decrease) in net assets resulting from operations	$ 5,980,466

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ (837,802)	$ 1,003,070
Net realized gain (loss)	13,020,687	14,690,748
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,202,419)	(12,924,302)
Net increase (decrease) in net assets resulting from operations	5,980,466	2,769,516
Distributions to shareholders from: Net investment income: Class A	(979,061)	—
Class B	(18,255)	—
Portfolio share transactions: Class A Proceeds from shares sold	13,734,734	32,575,554
Reinvestment of distributions	979,061	—
Cost of shares redeemed	(50,111,493)	(61,621,741)
Net increase (decrease) in net assets from Class A share transactions	(35,397,698)	(29,046,187)
Class B Proceeds from shares sold	2,549,674	7,002,084
Reinvestment of distributions	18,255	—
Cost of shares redeemed	(2,984,180)	(1,720,967)
Net increase (decrease) in net assets from Class B share transactions	(416,251)	5,281,117
Increase (decrease) in net assets	(30,830,799)	(20,995,554)
Net assets at beginning of period	246,433,540	267,429,094
Net assets at end of period (including accumulated distributions in excess of net investment and undistributed net investment income of $402 and $950,616, respectively)	$ 215,602,741	$ 246,433,540
Other Information
Class A Shares outstanding at beginning of period	25,536,462	29,035,542
Shares sold	1,583,343	3,753,123
Shares issued to shareholders in reinvestment of distributions	119,107	—
Shares redeemed	(5,818,439)	(7,252,203)
Net increase (decrease) in Class A shares	(4,115,989)	(3,499,080)
Shares outstanding at end of period	21,420,473	25,536,462
Class B Shares outstanding at beginning of period	1,832,122	1,217,540
Shares sold	296,780	821,254
Shares issued to shareholders in reinvestment of distributions	2,234	—
Shares redeemed	(348,410)	(206,672)
Net increase (decrease) in Class B shares	(49,396)	614,582
Shares outstanding at end of period	1,782,726	1,832,122

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 8.84	$ 6.02	$ 9.36	$ 13.87
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	.04	(.04)	(.03)	.01
Net realized and unrealized gain (loss) on investment transactions	.36	.13	2.86	(3.30)	(4.50)
Total from investment operations	.33	.17	2.82	(3.33)	(4.49)
Less distributions from: Net investment income	(.04)	—	—	(.01)	(.02)
Net asset value, end of period	$ 9.30	$ 9.01	$ 8.84	$ 6.02	$ 9.36
Total Return (%)	3.74	1.92	46.84	(35.52)	(32.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	230	257	219	351
Ratio of expenses (%)	.86	.83	.86	.80	.81
Ratio of net investment income (%)	(.36)	.43	(.50)	(.37)	.12
Portfolio turnover rate (%)	135	112	66	64	56
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.93	$ 8.80	$ 6.01	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.36	.12	2.86	(.29)
Total from investment operations	.29	.13	2.79	(.31)
Less distributions from: Net investment income	(.01)	—	—	—
Net asset value, end of period	$ 9.21	$ 8.93	$ 8.80	$ 6.01
Total Return (%)	3.27	1.48	46.42	(4.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	11.3
Ratio of expenses before expense reductions (%)	1.26	1.22	1.25	1.06*
Ratio of expenses after expense reductions (%)	1.26	1.21	1.25	1.06*
Ratio of net investment income (%)	(.76)	.05	(.89)	(.79)*
Portfolio turnover rate (%)	135	112	66	64
[a] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Performance Summary December 31, 2005

DWS Templeton Foreign Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Templeton Foreign Value VIP from 11/15/2004 to 12/31/2005
[] DWS Templeton Foreign Value VIP — Class A [] MSCI World ex-US Index

The MSCI World ex-US Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. As of May 2005 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Templeton Foreign Value VIP		1-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,961	$11,575
	Average annual total return	9.61%	13.92%
MSCI World ex-US Index	Growth of $10,000	$11,447	$11,931
	Average annual total return	14.47%	17.70%
DWS Templeton Foreign Value VIP		1-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,939	$11,552
	Average annual total return	9.39%	13.71%
MSCI World ex-US Index	Growth of $10,000	$11,447	$11,931
	Average annual total return	14.47%	17.70%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 2004. Index returns begin November 30, 2004.

Information About Your Portfolio's Expenses

DWS Templeton Foreign Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,118.40	$ 1,117.20
Expenses Paid per $1,000*	$ 6.14	$ 7.20
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,019.41	$ 1,018.40
Expenses Paid per $1,000*	$ 5.85	$ 6.87

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Templeton Foreign Value VIP	1.15%	1.35%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Templeton Foreign Value VIP

For the 12 months ended December 31, 2005, Class A shares of DWS Templeton Foreign Value VIP returned 9.61% (Class A shares, unadjusted for sales charges), compared with 14.47% for its benchmark, the Morgan Stanley Capital International (MSCI) All Countries World (ex-US) Index.

Let's look first at the global economic environment during the period. During 2005, the global economy overcame fears of derailment generated by higher energy costs; it advanced at a solid clip, with signs of firming recoveries in Europe and Japan. At the same time, inflation (excluding the volatile energy and food sectors) remained relatively subdued worldwide. And, despite short-term interest rate hikes in the United States and Europe, interest rates remained fairly accommodative.

The global equity markets performed strongly during 2005, particularly outside the United States. The energy and materials sectors led equity market performance, and the telecommunications services and consumer-related sectors lagged.

DWS Templeton Foreign Value VIP benefited from an overweight1 (relative to the MSCI World ex-US Index) in the industrials sector during the period. Several holdings in the financials sector also boosted the Portfolio's performance.

On the other hand, an underweight in the energy sector hindered relative performance. Several holdings in the materials sectors also weighed on performance. In addition, the Portfolio's overweight in telecommunication services, the worst-performing sector in the MSCI World ex-US Index for the period, hurt performance.

Also detracting from the Portfolio's performance was the US dollar's appreciation versus most foreign currencies. Investments in securities with non-US currency exposure lost value as the dollar strengthened.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter, we should continue to find "bargain" investment opportunities. This has been our experience for more than 60 years.

Antonio Docal, CFA
Lead Portfolio Manager

Templeton Investment Counsel LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI World ex-US Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. As of May 2005 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Templeton Foreign Value VIP

Asset Allocation	12/31/05	12/31/04

Common Stocks	95%	95%
Cash Equivalents	5%	5%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Europe (excluding United Kingdom)	46%	44%
United Kingdom	21%	24%
Japan	12%	11%
Pacific Basin	11%	10%
Latin America	2%	2%
Australia	2%	3%
Other	6%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	22%	23%
Consumer Discretionary	15%	13%
Industrials	14%	14%
Telecommunications Services	12%	10%
Materials	11%	11%
Health Care	7%	6%
Information Technology	6%	6%
Energy	5%	7%
Utilities	4%	5%
Consumer Staples	4%	5%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 51. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Templeton Foreign Value VIP

	Shares	Value ($)

Common Stocks 95.2%
Australia 1.8%
Alumina Ltd.	29,582	160,914
National Australia Bank Ltd.	8,806	209,164
(Cost $330,476)		370,078
Bermuda 0.9%
ACE Ltd.* (Cost $162,979)	3,650	195,056
Brazil 1.2%
Companhia Vale do Rio Doce (ADR)	2,720	98,600
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	3,780	147,798
(Cost $187,692)		246,398
Canada 2.7%
Alcan, Inc.	3,810	156,536
BCE, Inc.	6,440	154,400
Domtar, Inc.	43,900	253,404
(Cost $544,069)		564,340
Cayman Islands 0.8%
XL Capital Ltd. "A" (Cost $182,758)	2,590	174,514
China 0.8%
China Telecom Corp., Ltd. "H" (Cost $153,987)	428,000	155,939
Denmark 0.5%
Vestas Wind Systems AS* (Cost $108,784)	6,880	112,993
Finland 2.2%
Stora Enso Oyj	13,240	179,155
UPM-Kymmene Oyj	14,400	282,318
(Cost $473,252)		461,473
France 8.2%
Accor SA	3,131	172,218
Axa	9,062	292,459
Compagnie Generale des Etablissements Michelin "B"	3,282	184,486
France Telecom SA	10,290	255,707
Sanofi-Aventis	3,258	285,429
Suez SA	4,949	154,095
Total SA	869	218,313
Valeo SA	3,854	143,316
(Cost $1,613,164)		1,706,023
Germany 7.4%
BASF AG	2,645	202,634
Bayerische Motoren Werke AG	4,535	198,921
Celesio AG	1,336	114,926
Deutsche Post AG	9,509	230,558
E.ON AG	3,125	323,316
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1,280	173,330
Siemens AG (Registered)	3,420	293,143
(Cost $1,391,462)		1,536,828
	Shares	Value ($)

Hong Kong 2.6%
Cheung Kong Holdings Ltd.	19,000	195,179
Hutchison Whampoa Ltd.	20,000	190,620
Swire Pacific Ltd. "A"	16,500	147,898
(Cost $508,667)		533,697
Israel 0.9%
Check Point Software Technologies Ltd.* (Cost $198,558)	8,960	180,096
Italy 2.5%
Eni SpA	8,940	247,985
UniCredito Italiano SpA	37,810	260,522
(Cost $440,848)		508,507
Japan 11.8%
East Japan Railway Co.	26	178,793
Fuji Photo Film Co., Ltd.	5,800	191,801
Hitachi Ltd.	22,000	148,302
KDDI Corp.	35	201,806
Mabuchi Motor Co., Ltd.	4,399	244,316
NEC Corp.	14,000	87,133
Nintendo Co., Ltd.	1,700	205,410
Nippon Telegraph & Telephone Corp.	37	168,160
Nomura Holdings, Inc.	13,400	256,785
Olympus Corp.	6,000	157,714
Sompo Japan Insurance, Inc.	12,000	162,293
Sony Corp.	6,100	249,307
Takeda Chemical Industries Ltd.	3,500	189,342
(Cost $2,146,885)		2,441,162
Korea 5.2%
Kookmin Bank (ADR)	3,690	275,680
Korea Electric Power Corp. (ADR)	5,220	101,738
POSCO (ADR)	2,280	112,883
Samsung Electronics Co., Ltd. (GDR), 144A	1,447	476,786
SK Telecom Co., Ltd. (ADR)	5,080	103,073
(Cost $815,130)		1,070,160
Mexico 0.9%
Telefonos de Mexico SA de CV "L" (ADR) (Cost $140,726)	7,430	183,372
Netherlands 7.1%
Akzo Nobel NV	4,317	200,092
ING Groep NV	8,633	299,464
Koninklijke (Royal) Philips Electronics NV	8,506	264,344
Reed Elsevier NV	9,725	135,858
Royal Dutch Shell PLC "B"	5,295	169,265
Unilever NV	3,367	230,601
Wolters Kluwer NV	8,063	163,042
(Cost $1,322,545)		1,462,666
Norway 2.3%
Norske Skogindustrier ASA	14,887	236,565
Telenor ASA	24,220	237,739
(Cost $431,150)		474,304
	Shares	Value ($)

Portugal 1.1%
Portugal Telecom SGPS SA (Registered) (Cost $233,204)	23,022	233,037
Singapore 0.9%
DBS Group Holdings Ltd. (Cost $166,652)	18,000	178,631
Spain 3.8%
Banco Santander Central Hispano SA	21,066	278,081
Iberdrola SA	4,868	133,073
Repsol YPF SA	7,565	220,950
Telefonica SA (ADR)	3,602	162,162
(Cost $745,553)		794,266
Sweden 3.8%
Atlas Copco AB "A"	9,240	205,863
Nordea Bank AB	20,809	216,092
Securitas AB "B"	14,530	241,420
Volvo AB "B"	2,830	133,405
(Cost $690,866)		796,780
Switzerland 4.4%
Lonza Group AG (Registered)	3,611	220,939
Nestle SA (Registered)	784	234,475
Swiss Re (Registered)	2,994	219,187
UBS AG (Registered)	2,493	237,338
(Cost $824,861)		911,939
Taiwan 1.5%
Chunghwa Telecom Co., Ltd. (ADR)	8,940	164,049
Compal Electronics, Inc. (GDR), 144A	28,860	146,611
(Cost $309,775)		310,660
	Shares	Value ($)

United Kingdom 19.9%
Alliance Unichem PLC	11,797	162,476
BAE Systems PLC	39,131	257,013
Boots Group PLC	18,188	189,319
BP PLC	17,829	189,877
British Airways PLC*	31,780	182,623
British Sky Broadcasting Group PLC	40,623	347,013
Cadbury Schweppes PLC	19,040	180,007
Compass Group PLC	88,888	337,215
GKN PLC	18,816	93,234
GlaxoSmithKline PLC	9,542	241,166
HSBC Holdings PLC (Hong Kong Registered)	12,800	205,364
National Grid PLC	16,509	161,479
Pearson PLC	12,449	147,252
Rentokil Initial PLC	64,712	182,036
Rolls-Royce Group PLC*	28,289	208,069
Royal Bank of Scotland Group PLC	9,095	274,622
Shire PLC	13,244	169,530
Smiths Group PLC	8,459	152,232
Vodafone Group PLC	141,902	306,399
Yell Group PLC	13,897	128,278
(Cost $4,022,418)		4,115,204
Total Common Stocks (Cost $18,146,461)		19,718,123

Cash Equivalents 5.6%
Cash Management QP Trust, 4.26% (a) (Cost $1,150,780)	1,150,780	1,150,780
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $19,297,241)+	100.8	20,868,903
Other Assets and Liabilities, Net	(0.8)	(160,439)
Net Assets	100.0	20,708,464

Notes to DWS Templeton Foreign Value VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $19,329,198. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $1,539,705. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,825,832 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $286,127.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $18,146,461)	$ 19,718,123
Investment in Cash Management QP Trust (cost $1,150,780)	1,150,780
Total investments in securities, at value (cost $19,297,241)	20,868,903
Cash	9,921
Foreign currency, at value (cost $97,522)	97,227
Receivable for investments sold	1,504
Dividends receivable	33,775
Interest receivable	3,090
Receivable for Portfolio shares sold	4,689
Foreign taxes recoverable	3,461
Due from Advisor	59,208
Other assets	395
Total assets	21,082,173
Liabilities
Payable for investments purchased	303,186
Payable for Portfolio shares redeemed	1,342
Other accrued expenses and payables	69,181
Total liabilities	373,709
Net assets, at value	$ 20,708,464
Net Assets
Net assets consist of: Distributions in excess of net investment income	(9,319)
Net unrealized appreciation (depreciation) on: Investments	1,571,662
Foreign currency related transactions	(269)
Accumulated net realized gain (loss)	58,313
Paid-in capital	19,088,077
Net assets, at value	$ 20,708,464
Class A Net Asset Value, offering and redemption price per share ($13,345,371 ÷ 1,167,164 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.43
Class B Net Asset Value, offering and redemption price per share ($7,363,093 ÷ 643,963 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.43
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $31,660)	$ 282,644
Interest — Cash Management QP Trust	30,337
Total Income	312,981
Expenses: Management fee	112,526
Custodian and accounting fees	177,764
Distribution service fees (Class B)	11,702
Record keeping fees (Class B)	1,741
Auditing	25,001
Legal	9,877
Trustees' fees and expenses	13
Reports to shareholders	4,204
Offering cost	6,193
Other	5,840
Total expenses before expense reductions	354,861
Expense reductions	(209,277)
Total expenses after expense reductions	145,584
Net investment income (loss)	167,397
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	151,924
Foreign currency related transactions	(22,628)
129,296
Net unrealized appreciation (depreciation) during the period on: Investments	1,275,604
Foreign currency related transactions	(297)
1,275,307
Net gain (loss) on investment transactions	1,404,603
Net increase (decrease) in net assets resulting from operations	$ 1,572,000

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 167,397	$ 2,020
Net realized gain (loss) on investment transactions	129,296	(8,340)
Net unrealized appreciation (depreciation) during the period on investment transactions	1,275,307	296,086
Net increase (decrease) in net assets resulting from operations	1,572,000	289,766
Distributions to shareholders from: Net investment income: Class A	(109,492)	—
Class B	(45,602)	—
Net realized gains: Class A	(57,627)	—
Class B	(31,845)	—
Portfolio share transactions: Class A Proceeds from shares sold	11,598,184	2,500,000
Reinvestment of distributions	167,119	—
Cost of shares redeemed	(1,908,590)	—
Net increase (decrease) in net assets from Class A share transactions	9,856,713	2,500,000
Class B Proceeds from shares sold	4,140,045	2,758,419
Reinvestment of distributions	77,446	—
Cost of shares redeemed	(241,047)	(312)
Net increase (decrease) in net assets from Class B share transactions	3,976,444	2,758,107
Increase (decrease) in net assets	15,160,591	5,547,873
Net assets at beginning of period	5,547,873	—
Net assets at end of period (including distributions in excess of net investment income and accumulated net investment loss of $9,319 and $3,133, respectively)	$ 20,708,464	$ 5,547,873
Other Information
Class A Shares outstanding at beginning of period	250,000	—
Shares sold	1,074,821	250,000
Shares reissued to shareholders in reinvestment of distributions	14,621	—
Shares redeemed	(172,278)	—
Net increase (decrease) in Class A shares	917,164	250,000
Shares outstanding at end of period	1,167,164	250,000
Class B Shares outstanding at beginning of period	275,227	—
Shares sold	383,957	275,257
Shares reissued to shareholders in reinvestment of distributions	6,776	—
Shares redeemed	(21,997)	(30)
Net increase (decrease) in Class B shares	368,736	275,227
Shares outstanding at end of period	643,963	275,227

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.01
Net realized and unrealized gain (loss) on investment transactions	.85	.55
Total from investment operations	1.02	.56
Less distributions from: Net investment income	(.10)	—
Net realized gain on investment transactions	(.05)	—
Total distributions	(.15)	—
Net asset value, end of period	$ 11.43	$ 10.56
Total Return (%)[c]	9.61	5.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	3
Ratio of expenses before expense reductions (%)	2.88	7.34*
Ratio of expenses after expense reductions (%)	1.15	1.14*
Ratio of net investment income (%)	1.49	.41*
Portfolio turnover rate (%)	15	—

[a] For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.14	—
Net realized and unrealized gain (loss) on investment transactions	.85	.56
Total from investment operations	.99	.56
Less distributions from: Net investment income	(.07)	—
Net realized gain on investment transactions	(.05)	—
Total distributions	(.12)	—
Net asset value, end of period	$ 11.43	$ 10.56
Total Return (%)[c]	9.39	5.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	3
Ratio of expenses before expense reductions (%)	3.17	7.74*
Ratio of expenses after expense reductions (%)	1.35	1.34*
Ratio of net investment income (%)	1.29	.21*
Portfolio turnover rate (%)	15	—

[a] For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Performance Summary December 31, 2005

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for life of portfolio period for Class A shares and for all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2005
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap Growth Index

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Comparative Results
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,176	$18,428	$11,020
	Average annual total return	11.76%	22.60%	2.10%
Russell Midcap Growth Index	Growth of $10,000	$11,210	$18,474	$12,252
	Average annual total return	12.10%	22.70%	4.45%
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$11,125	$18,224	$16,485
	Average annual total return	11.25%	22.15%	15.36%
Russell Midcap Growth Index	Growth of $10,000	$11,210	$18,474	$16,702
	Average annual total return	12.10%	22.70%	15.78%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses in Class B; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,112.00	$ 1,110.20
Expenses Paid per $1,000*	$ 5.70	$ 7.61
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,019.81	$ 1,018.00
Expenses Paid per $1,000*	$ 5.45	$ 7.27

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	1.07%	1.43%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Turner Mid Cap Growth VIP

In 2005, corporate earnings were strong. The same can't be said for the stock market during 2005, however; it, as represented by the Standard & Poor's 500 Index, gained just 4.91%. This confounded the expectations of some market strategists.

During this period, DWS Turner Mid Cap Growth VIP gained 11.76% (Class A shares, unadjusted for contract charges), versus a 12.10 % gain for the Russell Midcap Growth Index.

Five of the Portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the utility, consumer discretionary and energy sectors, a combined 38% weighting in the Portfolio. Holdings that added value included wireless telecommunications, apparel/footwear and oil/gas production stocks.

Detracting the most from performance was the healthcare sector, an 18% weighting in the Portfolio. Holdings in the pharmaceuticals industry also detracted from performance.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares and raising dividends. All in all, then, we see a favorable backdrop for continued stock market gains in the new year.

Christopher K. McHugh
William C. McVail
Robert E. Turner

Portfolio Managers
Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Standard & Poor's 500 Index is an unmanaged group of large-company stocks. Index returns assume reinvestment of dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Information Technology	25%	31%
Consumer Discretionary	17%	18%
Health Care	17%	19%
Industrials	14%	11%
Financials	10%	9%
Energy	10%	5%
Materials	3%	3%
Telecommunication Services	2%	2%
Consumer Staples	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 60. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 95.6%
Consumer Discretionary 16.6%
Auto Components 0.6%
Johnson Controls, Inc.	11,530	840,652
Hotels Restaurants & Leisure 3.1%
Scientific Games Corp. "A"*	45,170	1,232,238
Starwood Hotels & Resorts Worldwide, Inc.	34,720	2,217,219
Station Casinos, Inc.	16,590	1,124,802
		4,574,259
Household Durables 1.1%
Harman International Industries, Inc.	17,180	1,681,063
Media 2.9%
Getty Images, Inc.* (a)	15,480	1,381,899
Sirius Satellite Radio, Inc.* (a)	340,180	2,279,206
XM Satellite Radio Holdings, Inc. "A"*	25,210	687,729
		4,348,834
Multiline Retail 1.1%
Nordstrom, Inc.	43,070	1,610,818
Specialty Retail 5.1%
Chico's FAS, Inc.*	46,640	2,048,895
Circuit City Stores, Inc.	41,620	940,196
GameStop Corp. "A"* (a)	24,910	792,636
Tiffany & Co. (a)	30,800	1,179,332
Urban Outfitters, Inc.* (a)	38,590	976,713
Williams-Sonoma, Inc.*	38,130	1,645,310
		7,583,082
Textiles, Apparel & Luxury Goods 2.7%
Coach, Inc.*	83,880	2,796,559
Polo Ralph Lauren Corp.	23,450	1,316,483
		4,113,042
Consumer Staples 2.0%
Beverages 0.9%
Hansen Natural Corp.* (a)	16,680	1,314,551
Food & Staples Retailing 1.1%
Whole Foods Market, Inc.	21,820	1,688,650
Energy 9.3%
Energy Equipment & Services 2.1%
Cal Dive International, Inc.*	19,100	685,499
Grant Prideco, Inc.*	19,290	851,075
National-Oilwell Varco, Inc.*	24,650	1,545,555
		3,082,129
Oil, Gas & Consumable Fuels 7.2%
Chesapeake Energy Corp. (a)	26,650	845,605
Newfield Exploration Co.*	21,550	1,079,008
Peabody Energy Corp.	12,420	1,023,656
Range Resources Corp. (a)	73,614	1,938,993
Southwestern Energy Co.*	38,480	1,382,971
Sunoco, Inc.	21,530	1,687,521
Ultra Petroleum Corp.*	19,550	1,090,890
XTO Energy, Inc.	38,136	1,675,696
		10,724,340
	Shares	Value ($)

Financials 9.6%
Banks 0.5%
Colonial BancGroup, Inc.	29,080	692,686
Capital Markets 2.6%
Mellon Financial Corp.	50,110	1,716,268
T. Rowe Price Group, Inc.	30,280	2,181,068
		3,897,336
Diversified Financial Services 5.0%
Affiliated Managers Group, Inc.* (a)	21,954	1,761,808
Ameritrade Holding Corp.*	65,670	1,576,080
Chicago Mercantile Exchange Holdings, Inc.	5,090	1,870,524
Moody's Corp.	22,860	1,404,061
Nasdaq Stock Market, Inc.*	23,310	820,046
		7,432,519
Insurance 0.7%
HCC Insurance Holdings, Inc.	33,110	982,705
Real Estate 0.8%
CB Richard Ellis Group, Inc. "A"*	20,600	1,212,310
Health Care 15.9%
Biotechnology 3.9%
Biogen Idec, Inc.*	25,350	1,149,116
Celgene Corp.*	20,840	1,350,432
Cephalon, Inc.* (a)	12,460	806,660
MedImmune, Inc.*	39,330	1,377,337
Protein Design Labs, Inc.*	41,260	1,172,609
		5,856,154
Health Care Equipment & Supplies 2.8%
Dade Behring Holdings, Inc.	36,600	1,496,574
Intuitive Surgical, Inc.*	6,280	736,456
ResMed, Inc.*	27,050	1,036,285
Varian Medical Systems, Inc.*	17,450	878,433
		4,147,748
Health Care Providers & Services 5.0%
Cerner Corp.* (a)	14,780	1,343,650
Community Health Systems, Inc.*	17,090	655,230
DaVita, Inc.*	20,670	1,046,729
Express Scripts, Inc.*	19,370	1,623,206
Omnicare, Inc.	36,690	2,099,402
Pharmaceutical Product Development, Inc.	12,070	747,736
WellPoint, Inc.*	1	74
		7,516,027
Pharmaceuticals 4.2%
Allergan, Inc.	19,490	2,104,141
Barr Pharmaceuticals, Inc.*	25,560	1,592,132
Sepracor, Inc.* (a)	13,580	700,728
Shire Pharmaceuticals Group PLC (ADR) (a)	30,270	1,174,173
United Therapeutics Corp.* (a)	9,350	646,272
		6,217,446
	Shares	Value ($)

Industrials 13.0%
Aerospace & Defense 1.6%
Ceradyne, Inc.* (a)	20,230	886,074
Precision Castparts Corp.	28,280	1,465,187
		2,351,261
Air Freight & Logistics 1.6%
C.H. Robinson Worldwide, Inc.	33,470	1,239,394
UTI Worldwide, Inc.	12,260	1,138,218
		2,377,612
Commercial Services & Supplies 2.9%
aQuantive, Inc.* (a)	30,630	773,101
Manpower, Inc.	26,580	1,235,970
Monster Worldwide, Inc.*	55,660	2,272,041
		4,281,112
Construction & Engineering 0.7%
McDermott International, Inc.*	22,150	988,112
Electrical Equipment 1.6%
AMETEK, Inc.	23,140	984,376
Roper Industries, Inc.	36,800	1,453,968
		2,438,344
Machinery 2.9%
Actuant Corp. "A"	10,420	581,436
Joy Global, Inc.	43,985	1,759,400
Oshkosh Truck Corp.	24,550	1,094,684
Terex Corp.*	14,610	867,834
		4,303,354
Road & Rail 0.7%
Norfolk Southern Corp.	21,950	984,019
Trading Companies & Distributors 1.0%
WESCO International, Inc.*	36,660	1,566,482
Information Technology 23.6%
Communications Equipment 3.6%
Comverse Technologies, Inc.*	27,900	741,861
F5 Networks, Inc.*	35,320	2,019,951
Foundry Networks, Inc.*	82,570	1,140,292
JDS Uniphase Corp.* (a)	594,350	1,402,666
		5,304,770
Computers & Peripherals 1.5%
ATI Technologies, Inc.*	49,840	846,782
Network Appliance, Inc.*	49,440	1,334,880
		2,181,662
Electronic Equipment & Instruments 2.6%
Agilent Technologies, Inc.*	52,580	1,750,389
Cogent, Inc.* (a)	47,190	1,070,269
Itron, Inc.* (a)	12,280	491,691
Trident Microsystems, Inc.* (a)	33,510	603,180
		3,915,529
Internet Software & Services 3.5%
Akamai Technologies, Inc.* (a)	75,680	1,508,302
CNET Networks, Inc.* (a)	110,800	1,627,652
Openwave Systems, Inc.* (a)	68,210	1,191,629
ValueClick, Inc.* (a)	52,280	946,791
		5,274,374
	Shares	Value ($)

IT Consulting & Services 1.3%
Global Payments, Inc.	24,790	1,155,462
MPS Group, Inc.*	57,760	789,579
		1,945,041
Semiconductors & Semiconductor Equipment 10.4%
Advanced Micro Devices, Inc.*	88,570	2,710,242
ASML Holding NV (New York Registered Shares)* (a)	65,200	1,309,216
Broadcom Corp. "A"*	68,630	3,235,904
KLA-Tencor Corp.	49,270	2,430,489
Lam Research Corp.*	19,730	703,966
Micron Technology, Inc.* (a)	119,310	1,588,016
Silicon Laboratories, Inc.* (a)	43,180	1,582,979
SiRF Technology Holdings, Inc.* (a)	26,380	786,124
Varian Semiconductor Equipment Associates, Inc.* (a)	26,320	1,156,238
		15,503,174
Software 0.7%
Red Hat, Inc.*	19,160	521,918
Salesforce.com, Inc.* (a)	14,500	464,725
		986,643
Materials 3.2%
Construction Materials 0.4%
Florida Rock Industries, Inc.	11,740	575,964
Metals & Mining 2.8%
Allegheny Technologies, Inc. (a)	34,590	1,248,007
CONSOL Energy, Inc.	21,120	1,376,602
Freeport-McMoRan Copper & Gold, Inc. "B"	28,040	1,508,552
		4,133,161
Telecommunication Services 2.4%
Wireless Telecommunication Services
Crown Castle International Corp.*	34,330	923,820
NII Holdings, Inc.*	61,300	2,677,584
		3,601,404
Total Common Stocks (Cost $112,297,094)		142,228,369

Securities Lending Collateral 18.7%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $27,863,138)	27,863,138	27,863,138

Cash Equivalents 3.9%
Cash Management QP Trust, 4.26% (d) (Cost $5,741,167)	5,741,167	5,741,167
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $145,901,399)+	118.2	175,832,674
Other Assets and Liabilities, Net	(18.2)	(27,014,184)
Net Assets	100.0	148,818,490

Notes to DWS Turner Mid Cap Growth VIP Portfolio of Investments

* Non-income producing security.

+ The cost for federal income tax purposes was $145,919,877. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $29,912,797. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,029,734 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,116,937.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $26,923,208 which is 18.1% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $112,297,094) — including $26,923,208 of securities loaned	$ 142,228,369
Investment in Daily Assets Fund Institutional (cost $27,863,138)*	27,863,138
Investment in Cash Management QP Trust (cost $5,741,167)	5,741,167
Total investments in securities, at value (cost $145,901,399)	175,832,674
Cash	617,907
Receivable for investments sold	1,420,884
Dividends receivable	62,980
Interest receivable	25,971
Other assets	4,306
Total assets	177,964,722
Liabilities
Payable upon return of securities loaned	27,863,138
Payable for investments purchased	958,223
Payable for Portfolio shares redeemed	131,838
Accrued management fee	106,193
Other accrued expenses and payables	86,840
Total liabilities	29,146,232
Net assets, at value	$ 148,818,490
Net Assets
Net assets consist of: Accumulated net investment loss	(86)
Net unrealized appreciation (depreciation) on investments	29,931,275
Accumulated net realized gain (loss)	11,657,906
Paid-in capital	107,229,395
Net assets, at value	$ 148,818,490
Class A Net Asset Value, offering and redemption price per share ($121,631,079 ÷ 11,034,621 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.02
Class B Net Asset Value, offering and redemption price per share ($27,187,411 ÷ 2,497,836 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.88

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $498)	$ 628,787
Interest — Cash Management QP Trust	68,963
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	52,492
Total Income	750,242
Expenses: Management fee	1,287,229
Custodian and accounting fees	115,609
Distribution service fees (Class B)	60,306
Record keeping fees (Class B)	34,105
Auditing	45,362
Legal	9,745
Trustees' fees and expenses	5,721
Reports to shareholders	34,223
Other	16,094
Total expenses before expense reductions	1,608,394
Expense reductions	(9,279)
Total expenses after expense reductions	1,599,115
Net investment income (loss)	(848,873)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	15,832,540
Foreign currency related transactions	(24)
15,832,516
Net unrealized appreciation (depreciation) during the period on investments	(148,045)
Net gain (loss) on investment transactions	15,684,471
Net increase (decrease) in net assets resulting from operations	$ 14,835,598

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ (848,873)	$ (1,138,786)
Net realized gain (loss) on investment transactions	15,832,516	10,201,612
Net unrealized appreciation (depreciation) during the period on investment transactions	(148,045)	4,371,388
Net increase (decrease) in net assets resulting from operations	14,835,598	13,434,214
Portfolio share transactions: Class A Proceeds from shares sold	10,529,915	14,595,440
Cost of shares redeemed	(18,562,756)	(17,916,695)
Net increase (decrease) in net assets from Class A share transactions	(8,032,841)	(3,321,255)
Class B Proceeds from shares sold	6,985,137	9,964,790
Cost of shares redeemed	(5,854,761)	(2,100,980)
Net increase (decrease) in net assets from Class B share transactions	1,130,376	7,863,810
Increase (decrease) in net assets	7,933,133	17,976,769
Net assets at beginning of period	140,885,357	122,908,588
Net assets at end of period (including accumulated net investment loss of $86 and $301, respectively)	$ 148,818,490	$ 140,885,357
Other Information
Class A Shares outstanding at beginning of period	11,918,058	12,352,137
Shares sold	997,835	1,622,749
Shares redeemed	(1,881,272)	(2,056,828)
Net increase (decrease) in Class A shares	(883,437)	(434,079)
Shares outstanding at end of period	11,034,621	11,918,058
Class B Shares outstanding at beginning of period	2,386,654	1,499,883
Shares sold	684,539	1,126,297
Shares redeemed	(573,357)	(239,526)
Net increase (decrease) in Class B shares	111,182	886,771
Shares outstanding at end of period	2,497,836	2,386,654

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 8.88	$ 5.98	$ 8.82	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.21	1.05	2.96	(2.78)	(1.14)
Total from investment operations	1.16	.98	2.90	(2.84)	(1.18)
Net asset value, end of period	$ 11.02	$ 9.86	$ 8.88	$ 5.98	$ 8.82
Total Return (%)	11.76	11.04	48.49	(32.20)	(11.80)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	118	110	61	48
Ratio of expenses before expense reductions (%)	1.11	1.19	1.18	1.13	1.82*
Ratio of expenses after expense reductions (%)	1.11	1.19	1.18	1.13	1.30*
Ratio of net investment income (loss) (%)	(.56)	(.82)	(.90)	(.82)	(.76)*
Portfolio turnover rate (%)	151	174	155	225	205*

[a] For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.78	$ 8.84	$ 5.97	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.19	1.04	2.96	(.61)
Total from investment operations	1.10	.94	2.87	(.63)
Net asset value, end of period	$ 10.88	$ 9.78	$ 8.84	$ 5.97
Total Return (%)	11.25[c]	10.63	48.07	(9.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	23	13.6
Ratio of expenses before expense reductions (%)	1.51	1.56	1.57	1.38*
Ratio of expenses after expense reductions (%)	1.48	1.56	1.57	1.38*
Ratio of net investment income (loss) (%)	(.93)	(1.19)	(1.29)	(.81)*
Portfolio turnover rate (%)	151	174	155	225

[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[b] Based on an average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series II (formerly Scudder Variable Series II) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-nine portfolios (the "portfolio(s)"), including four portfolios that invest primarily in existing DWS Portfolios (formerly Scudder Portfolios) ("Underlying Portfolios"). Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares) except DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in securities and Underlying Portfolios are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the portfolios' claims on the collateral may be subject to legal proceedings.

Securities Lending. Each portfolio, except DWS Money Market VIP, DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP, DWS Conservative Allocation VIP, DWS Mercury Large Cap Core VIP and DWS Templeton Foreign Value VIP, may lend securities to financial institutions. The portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The portfolio requires the borrowers of the securities to maintain collateral with the portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net fees paid to a lending agent. Either the portfolios or the borrower may terminate the loan. The portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The portfolio may buy or sell credit default swap contracts to seek to increase the portfolio's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. The portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the portfolio would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default. When the Portfolio sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the portfolio.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the DWS Strategic Income VIP is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the DWS Strategic Income VIP is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the portfolio receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The portfolios may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The portfolios invest in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the portfolios having a contractual relationship only with the Lender, not with the sovereign borrower. The portfolios have the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the portfolios generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the portfolios will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the portfolios assume the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP entered into mortgage dollar rolls in which each portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by each portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to each portfolio. For example, while each portfolio receives compensation as consideration for agreeing to repurchase the security, each portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by each portfolio, thereby effectively charging each portfolio interest on its borrowings. Further, although each portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each portfolio is able to repurchase them. There can be no assurance that each portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2005, the following portfolios have utilized and had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforwards Utilized ($)
DWS Balanced VIP*	4,703,100	12/31/2008	15,537,732
	6,354,400	12/31/2009
	18,679,700	12/31/2010
	46,269,100	12/31/2011
DWS Blue Chip VIP	—	—	16,510,800
DWS Davis Venture Value VIP	3,600,000	12/31/2010	900,000
	1,400,000	12/31/2011
	1,100,000	12/31/2012
DWS Dreman Financial Services VIP	—	—	5,323,000
DWS Dreman High Return Equity VIP	6,700,000	12/31/2011	12,700,000
DWS Global Thematic VIP	—	—	4,736,665
DWS Government & Agency Securities VIP	14,000	12/31/2013	—
DWS High Income VIP	3,945,000	12/31/2007	878,427
	16,114,000	12/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
DWS International Select Equity VIP**	6,900,000	12/31/2009	27,700,000
	10,600,000	12/31/2010
	4,401,000	12/31/2011
DWS Janus Growth & Income VIP	3,482,000	12/31/2009	9,032,000
	29,907,000	12/31/2010
	6,934,000	12/31/2011
DWS Janus Growth Opportunities VIP	22,695,000	12/31/2009	8,734,800
	42,499,000	12/31/2010
	19,473,000	12/31/2011
DWS Large Cap Value VIP	7,347,000	12/31/2010	10,601,000
	6,438,000	12/31/2011
DWS Mid Cap Growth VIP	8,893,000	12/31/2010	6,246,916
	23,998,000	12/31/2011
DWS Oak Strategic Equity VIP	3,525,000	12/31/2010	1,197,000
	2,522,000	12/31/2011
	3,689,000	12/31/2012
DWS Salomon Aggressive Growth VIP	—	—	2,700,000
DWS Small Cap Growth VIP	59,486,000	12/31/2009	24,129,000
	71,888,400	12/31/2010
	4,154,600	12/31/2011
DWS Technology VIP	87,259,000	12/31/2009	8,093,000
	93,499,000	12/31/2010
	71,516,000	12/31/2011
DWS Turner Mid Cap Growth VIP	—	—	3,770,000

* Certain of these losses may be subject to limitations under Sections 381-384 of the Internal Revenue Code.

** Certain of these losses may be subject to limitations under Sections 381-383 of the Internal Revenue Code.

For the period from November 1, 2005 through December 31, 2005, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
DWS Core Fixed Income VIP	293,200
DWS Government & Agency Securities VIP	12,000
DWS High Income VIP	40,500
DWS Janus Growth & Income VIP	240,400
DWS Mercury Large Cap Core VIP	10,500
DWS MFS Strategic Value VIP	616,000
DWS Technology VIP	2,685,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2005, the portfolios' components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income ($)	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Balanced VIP	16,309,424	—	(76,006,300)	67,040,446
DWS Blue Chip VIP	11,833,742	8,925,855	—	28,672,820
DWS Conservative Allocation VIP	708,948	151,805	—	1,073,117
DWS Core Fixed Income VIP	11,528,171	54,769	—	(3,828,131)
DWS Davis Venture Value VIP	2,254,777	—	(6,100,000)	95,139,526
DWS Dreman Financial Services VIP	2,884,953	1,446,693	—	28,856,509
DWS Dreman High Return Equity VIP	15,444,856	—	(6,700,000)	191,921,884
DWS Dreman Small Cap Value VIP	5,506,651	47,312,546	—	124,542,214
DWS Global Thematic VIP	1,314,634	8,014,353	—	17,072,317
DWS Government & Agency Securities VIP	10,459,567	—	(14,000)	(2,282,709)
DWS Growth Allocation VIP	2,466,981	741,615	—	7,703,344
DWS High Income VIP	29,763,859	—	(111,979,000)	(13,091,657)
DWS Income Allocation VIP	287,149	—	—	123,088
DWS International Select Equity VIP	5,174,107	—	(21,876,000)	50,913,016
DWS Janus Growth & Income VIP	1,218,239	—	(40,323,000)	55,585,910
DWS Janus Growth Opportunities VIP	66,147	—	(84,667,000)	27,433,151
DWS Large Cap Value VIP	4,766,169	—	(13,785,000)	38,426,214
DWS Mercury Large Cap Core VIP	—	—	—	452,745
DWS Mid Cap Growth VIP	—	—	(32,891,000)	12,668,189
DWS MFS Strategic Value VIP	—	—	—	3,778,753
DWS Moderate Allocation VIP	2,151,112	542,102	—	5,559,222
DWS Oak Strategic Equity VIP	—	—	(9,736,000)	7,396,849
DWS Salomon Aggressive Growth VIP	1,030,058	7,347,835	—	2,796,395
DWS Small Cap Growth VIP	—	—	(135,529,000)	48,466,317
DWS Strategic Income VIP	5,311,786	25,142	—	850,392
DWS Technology VIP	41,529	—	(252,274,000)	15,130,258
DWS Templeton Foreign Value VIP	686	80,265	—	1,539,705
DWS Turner Mid Cap Growth VIP	—	11,676,383	—	29,912,797

In addition, the tax character of distributions paid by the portfolios is summarized as follows:

	Distributions from ordinary income ($)*		Distributions from long-term capital gains ($)
	Years Ended December 31,		Years Ended December 31,
Portfolio	2005	2004	2005	2004
DWS Balanced VIP	15,182,335	10,994,018	—	—
DWS Blue Chip VIP	2,905,214	1,683,204	—	—
DWS Conservative Allocation VIP	47,583	—	2,423	—
DWS Core Fixed Income VIP	11,142,235	11,368,699	1,635,169	1,643,431
DWS Davis Venture Value VIP	2,352,085	1,018,451	—	—
DWS Dreman Financial Services VIP	2,709,871	2,372,080	—	—
DWS Dreman High Return Equity VIP	15,007,524	12,318,605	—	—
DWS Dreman Small Cap Value VIP	3,657,738	3,617,447	47,511,442	—
DWS Global Thematic VIP	188,888	744,211	—	—
DWS Government & Agency Securities VIP	15,012,462	12,782,714	22,888	—
DWS Growth Allocation VIP	130,703	—	13,910	—
DWS High Income VIP	38,836,639	32,409,504	—	—
DWS Income Allocation VIP	6,214	—	191	—
DWS International Select Equity VIP	6,456,379	1,778,472	—	—
DWS Janus Growth & Income VIP	419,512	—	—	—
DWS Janus Growth Opportunities VIP	444,341	—	—	—
DWS Large Cap Value VIP	5,337,409	4,405,034	—	—
DWS Moderate Allocation VIP	89,661	—	8,902	—
DWS Mercury Large Cap Core VIP	16,872	—	—	—
DWS MFS Strategic Value VIP**	2,709,671	51,014	2,293,917	15,306
DWS Money Market VIP	8,462,304	3,060,457	—	—
DWS Oak Strategic Equity VIP	9,542	—	—	—
DWS Strategic Income VIP	6,790,122	2,582,795	203,812	787,439
DWS Technology VIP	997,316	—	—	—
DWS Templeton Foreign Value VIP	244,566	—	—	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

** For the year ended December 31, 2005, the DWS MFS Strategic Value Fund had tax return of capital distributions of $464,763.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Offering Costs. Offering costs for DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP, DWS Conservative Allocation VIP, DWS Mercury Large Cap Core VIP and DWS Templeton Foreign Value VIP were paid in connection with the offering of shares and were amortized over one year.

Contingencies. In the normal course of business, the portfolios may enter into contracts with service providers that contain general indemnification clauses. The portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the portfolios that have not yet been made. However, based on experience, the portfolios expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Balanced VIP excluding US Treasury Obligations and mortgage dollar roll transactions	564,179,281	641,790,302
US Treasury Obligations	227,887,877	228,481,650
mortgage dollar roll transactions	11,702,903	11,705,275
DWS Blue Chip VIP	915,450,155	920,653,818
DWS Conservative Allocation VIP	29,681,214	6,703,756
DWS Core Fixed Income VIP excluding US Treasury Obligations and mortgage dollar roll transactions	261,943,870	180,986,168
US Treasury Obligations	317,110,531	318,080,615
mortgage dollar roll transactions	38,278,312	36,897,226
DWS Davis Venture Value VIP	66,697,783	28,361,784
DWS Dreman Financial Services VIP	39,251,598	59,229,856
DWS Dreman High Return Equity VIP	100,918,804	83,463,805
DWS Dreman Small Cap Value VIP	323,329,761	332,554,054
DWS Global Thematic VIP	88,858,059	76,328,779
DWS Government & Agency Securities VIP excluding US Treasury Obligations and mortgage dollar roll transactions	560,312,909	546,074,198
US Treasury Obligations	75,146,790	73,072,859
mortgage dollar roll transactions	414,625,809	449,677,191
DWS Growth Allocation VIP	141,782,866	20,465,320
DWS High Income VIP excluding US Treasury Obligations	396,243,599	429,682,232
US Treasury Obligations	1,495,158	1,471,714
DWS Income Allocation VIP	11,512,881	3,399,696
DWS International Select Equity VIP	224,320,881	218,210,814
DWS Janus Growth & Income VIP	66,716,951	79,842,911
DWS Janus Growth Opportunities VIP	73,229,422	66,081,830
DWS Large Cap Value VIP	186,984,470	204,485,550
DWS Mercury Large Cap Core VIP	5,306,587	2,273,576
DWS MFS Strategic Value VIP	41,163,100	29,239,881
DWS Mid Cap Growth VIP	60,638,427	63,831,983
DWS Moderate Allocation VIP	121,539,078	12,873,947
DWS Oak Strategic Equity VIP	15,224,500	29,011,910
DWS Salomon Aggressive Growth VIP	67,458,808	68,469,309
DWS Small Cap Growth VIP	239,637,041	262,188,537
DWS Strategic Income VIP excluding US Treasury Securities	91,237,880	81,330,995
US Treasury Securities	23,200,073	19,343,507
DWS Technology VIP	278,975,656	303,973,728
DWS Templeton Foreign Value VIP	14,679,015	1,700,854
DWS Turner Mid Cap Growth VIP	203,409,892	217,046,771

For the year ended December 31, 2005, transactions for written options on securities were as follows for the DWS Technology VIP:

	Contract Amounts	Premium ($)
Beginning of period	2,074	332,731
Written	25,242	3,230,766
Closed	(10,597)	(1,788,637)
Exercised	(11,102)	(1,279,980)
Expired	(5,214)	(425,164)
End of period	403	69,716

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annual Management Fee Rate
DWS Blue Chip VIP	0.65%
DWS Core Fixed Income VIP	0.60%
DWS Government & Agency Securities VIP	0.55%
DWS High Income VIP	0.60%
DWS International Select Equity VIP	0.75%
DWS Large Cap Value VIP	0.75%
DWS Strategic Income VIP	0.65%
DWS Dreman Small Cap Value VIP	0.75%

For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class A at 1.05% and Class B at 1.30%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class B at 1.199% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings).

In addition, for the year ended December 31, 2005, the Advisor waived $5,796 of record keeping fees for Class B shares of the DWS Strategic Income VIP.

For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Large Cap Value VIP to the extent necessary to maintain annual expenses of Class A at 0.80% and Class B at 1.20%. For the year ended December 31, 2005, the Advisor waived $12,690 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the portfolio's average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $536 of record keeping fees for Class B shares of the DWS Large Cap Value VIP.

For the period from January 1, 2005 through May 1, 2005, the DWS Small Cap Growth VIP paid a monthly investment management fee of 0.65%, based on the average daily net assets of the portfolio.

Effective May 2, 2005, the DWS Small Cap Growth VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.650%
next $750 million	0.625%
over $1 billion	0.600%

Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Small Cap Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.72% and Class B at 1.09% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). The fee pursuant to the Management Agreement was equivalent to the annual effective rate of 0.65%of the portfolio's average daily net assets.

For the year ended December 31, 2005, the Advisor waived $9,538 of record keeping fees for Class B shares of the DWS Small Cap Growth VIP.

For the period from January 1, 2005 through May 1, 2005, the DWS Balanced VIP paid a monthly investment management fee of 0.55%, based on the average daily net assets of the portfolio.

Effective May 2, 2005, the DWS Balanced VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.470%
next $750 million	0.445%
over $1 billion	0.410%

Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Balanced VIP to the extent necessary to maintain the annual expenses of Class A at 0.51% and Class B at 0.89% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $99,176 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the portfolio's average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $8,199 of record keeping fees for Class B shares of the DWS Balanced VIP.

The DWS Money Market VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
over $800 million	0.250%

Accordingly, for the year ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to the annual effective rate of 0.46% of the DWS Money Market VIP's average daily net assets.

The DWS Mid Cap Growth VIP, DWS Technology VIP, DWS Dreman Financial Services VIP and DWS Dreman High Return Equity VIP each pay a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
over $12.5 billion	0.62%

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $32,030 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the portfolio's average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $2,113 of record keeping fees for Class B shares of the DWS Mid Cap Growth VIP.

Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of each portfolios' average daily net assets:

Portfolio	Effective Rate
DWS Dreman Financial Services VIP	0.75%
DWS Dreman High Return Equity VIP	0.73%
DWS Mid Cap Growth VIP	0.70%
DWS Technology VIP	0.75%

DWS Salomon Aggressive Growth VIP and DWS Turner Mid Cap Growth VIP each paid a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
over $2.5 billion	0.900%

Effective August 1, 2005, the DWS Salomon Aggressive Growth VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.800%
next $500 million	0.775%
next $750 million	0.750%
next $1.5 billion	0.725%

Effective October 1, 2005, the DWS Turner Mid Cap Growth VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.800%
next $200 million	0.785%
next $500 million	0.770%
over $1 billion	0.755%

For the period from January 1, 2005 to July 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Salomon Aggressive Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. Effective August 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of the DWS Salomon Aggressive Growth VIP to the extent necessary to maintain annual expenses of Class A at 1.10% and Class B at 1.50%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of the DWS Salomon Aggressive Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.908% and Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $119,238 of management fees. Effective August 1, 2005, the Advisor was changed from Invesco/AIM to Salomon Brothers Asset Management and the name was changed to DWS Salomon Aggressive Growth VIP.

In addition, for the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of the DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expense of Class B at 1.337% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting fee savings).

For the year ended December 31, 2005, the Advisor waived $6,545 of record keeping fees for Class B shares of the DWS Turner Mid Cap Growth VIP.

Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates of 0.63% and 0.95% of the portfolios' average daily net assets of the DWS Salomon Aggressive Growth VIP and DWS Turner Mid Cap Growth VIP, respectively.

DWS Davis Venture Value VIP, DWS Janus Growth & Income VIP, DWS Janus Growth Opportunities VIP and DWS Oak Strategic Equity VIP each paid a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
over $2.5 billion	0.850%

Effective May 1, 2005, the DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP each pay a monthly investment management fee based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
over $2.5 billion	0.675%

Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
DWS Janus Growth & Income VIP	0.81%
DWS Janus Growth Opportunities VIP	0.81%

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit the fees and reimburse each class of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 1.15% and Class B at 1.55%. Effective May 2, 2005, through April 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 0.95%. Effective May 2, 2005, through September 30, 2005, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class B at 1.35%. Effective October 1, 2005, through September 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual expenses of Class B at 1.253% (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $6,113 of record keeping fees for Class B shares of the portfolio.

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 0.853% and Class B at 1.253% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $187,410 of management fees.

In addition, for the year ended December 31, 2005, the Advisor waived $7,238 of record keeping fees for Class B shares of the DWS Davis Venture Value VIP.

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Oak Strategic Equity VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Oak Strategic Equity VIP to the extent necessary to maintain the annual expenses of Class B at 1.301% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings).

For the year ended December 31, 2005, the Advisor waived $7,449 of record keeping fees for Class B shares of the DWS Oak Strategic Equity VIP.

Effective October 1, 2005, the DWS Oak Strategic Equity VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.750%
next $200 million	0.735%
next $500 million	0.720%
over $1 billion	0.705%

Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
DWS Davis Venture Value VIP	0.89%
DWS Oak Strategic Equity VIP	0.90%

The DWS Global Thematic VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
over $3 billion	0.80%

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.56% and Class B at 1.96%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.04% and Class B at 1.44% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $112,367 of management fees and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.87% of the portfolio's average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $1,700 of record keeping fees for Class B shares of the DWS Global Thematic VIP.

The DWS MFS Strategic Value VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
over $2.5 billion	0.775%

For the period from January 1, 2005, through September 30, 3005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS MFS Strategic Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit it fees and reimburse expenses of the DWS MFS Strategic Value VIP to the extent necessary to maintain the annual operating expense of Class A at 0.86% and Class B at 1.26%. (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for year ended December 31, 2005, the Advisor waived $98,710 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the portfolio's average daily net assets.

The DWS Mercury Large Cap Core VIP pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.900%
next $250 million	0.850%
next $500 million	0.800%
next $1 billion	0.750%
next $500 million	0.700%
over $2.5 billion	0.650%

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annual expenses of Class A at 1.00% and Class B at 1.20%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annual expenses of Class A at 0.873% and Class B at 1.20% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $26,156 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of the portfolio's average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $1,954 of record keeping fees for Class B shares of the portfolio and $40,416 of other expenses.

The DWS Templeton Foreign Value VIP pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.900%
next $500 million	0.850%
next $500 million	0.800%
next $1 billion	0.750%
over $2.5 billion	0.700%

For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Templeton Foreign Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.14% and Class B at 1.34% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $112,526 of management fees. Accordingly, for the year ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of DWS Templeton Foreign Value VIP's average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $1,741 of record keeping fees for Class B shares of the DWS Templeton Foreign Value VIP.

The DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP pay a monthly investment management fee based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$500 million	0.150%
next $500 million	0.140%
next $500 million	0.130%
next $1 billion	0.120%
over $2.5 billion	0.110%

The Advisor has agreed to waive 0.05% of average daily net assets of the portfolio against the monthly investment management fee of Class B of the DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP. For the year ended December 31, 2005, the Advisor waived $4,372, $49,685, $55,420 and $14,339 of management fees for the DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, respectively.

In addition, for the year ended December 31, 2005, the Advisor waived $8,744 of management fees for the DWS Income Allocation VIP.

Through April 30, 2006, the Advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees and reimburse expenses of Class B of the DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP to the extent necessary to maintain each portfolio's direct operating expenses at 0.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest). For the year ended December 31, 2005, the Advisor waived $11,265 and $39,927 of record keeping fees for the DWS Income Allocation VIP and DWS Conservative Allocation VIP, respectively.

Accordingly, for the year ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00%, 0.10%, 0.10% and 0.10%, of DWS Income Allocation VIP's, DWS Moderate Allocation VIP's, DWS Growth Allocation VIP's and DWS Conservative Allocation VIP's average daily net assets, respectively.

DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At December 31, 2005, the DWS portfolios held the following percentage of the Underlying Portfolios' outstanding shares as follows:

Portfolio	DWS Core Fixed Income VIP
DWS Conservative Allocation VIP	5%
DWS Growth Allocation VIP	7%
DWS Moderate Allocation VIP	12%
Portfolio	DWS Blue Chip VIP
DWS Growth Allocation VIP	5%
Portfolio	DWS Janus Growth Opportunities VIP
DWS Growth Allocation VIP	7%
DWS Moderate Allocation VIP	5%
Portfolio	DWS Templeton Foreign Value VIP
DWS Growth Allocation VIP	30%
DWS Moderate Allocation VIP	16%
Portfolio	Scudder RREEF Real Estate Securities VIP
DWS Growth Allocation VIP	12%
DWS Moderate Allocation VIP	8%
Portfolio	DWS MFS Strategic Value VIP
DWS Growth Allocation VIP	17%
DWS Moderate Allocation VIP	11%
Portfolio	DWS Growth & Income VIP
DWS Growth Allocation VIP	9%
DWS Moderate Allocation VIP	5%
Portfolio	DWS Large Cap Value VIP
DWS Growth Allocation VIP	6%
DWS Moderate Allocation VIP	5%

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. As of December 2, 2005, and pursuant to a written contract with the Advisor (the "Sub-Advisory Agreement"), Aberdeen PLC serves as subadvisor to DWS Core Fixed Income VIP. Aberdeen PLC is paid by the Advisor for its services. Please see Note L for details regarding the change in subadvisor prior to period end.

Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS") served as sub-advisor to the DWS International Select Equity, DWS Strategic Income and DWS Balanced VIPs and was paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the DWS Dreman Financial Services, DWS Dreman High Return Equity and DWS Dreman Small Cap Value VIPs and is paid by the Advisor for its services.

INVESCO Institutional (N.A.) Inc. served as sub-advisor to the DWS Salomon Aggressive Growth VIP and was paid by the Advisor for its services. Effective August 1, 2005, Salomon Brothers Asset Management Inc. became the sub-advisor to the portfolio and the portfolio's name was changed to DWS Salomon Aggressive Growth VIP.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the DWS Janus Growth & Income and DWS Janus Growth Opportunities VIPs and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the DWS Oak Strategic Equity VIP and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the DWS Davis Venture Value VIP and is paid by the Advisor for its services.

Massachusetts Financial Services Company ("MFS") serves as sub-advisor to the DWS MFS Strategic Value VIP and is paid by the Advisor for its services.

Fund Asset Management, L.P., a division of Merrill Lynch Investment Managers ("MLIM"), serves as sub-advisor to the DWS Mercury Large Cap Core VIP and is paid by the Advisor for its services.

Templeton Investment Counsel L.L.C. serves as sub-advisor to the DWS Templeton Foreign Value VIP and is paid by the Advisor for its services.

Service Provider Fees. DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2005, DWS-SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated	Waived ($)	Unpaid at December 31, 2005 ($)
DWS Conservative Allocation VIP	61,714	—	3,100
DWS Davis Venture Value VIP	85,936	—	7,908
DWS Dreman Financial Services VIP	80,307	—	11,078
DWS Dreman High Return Equity VIP	131,840	—	11,543
DWS Global Thematic VIP	111,026	—	8,428
DWS Growth Allocation VIP	62,705	—	5,249
DWS Income Allocation VIP	45,388	22,002	10,727
DWS Janus Growth & Income VIP	70,775	—	6,829
DWS Janus Growth Opportunities VIP	58,944	—	5,787
DWS Mercury Large Cap Core VIP	99,304	99,304	—
DWS MFS Strategic Value VIP	72,872	—	5,858
DWS Mid Cap Growth VIP	62,902	—	5,623
DWS Moderate Allocation VIP	73,338	—	4,148
DWS Oak Strategic Equity VIP	53,346	—	4,520
DWS Salomon Aggressive Growth VIP	79,855	—	3,120
DWS Technology VIP	78,641	—	6,461
DWS Templeton Foreign Value VIP	102,741	92,526	—
DWS Turner Mid Cap Growth VIP	94,542	—	9,447

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Investments Service Company ("DWS-SISC") receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2005, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated	Waived ($)	Unpaid at December 31, 2005 ($)
DWS Balanced VIP	82,992	—	7,009
DWS Blue Chip VIP	101,201	—	9,106
DWS Conservative Allocation VIP	71,696	—	5,437
DWS Core Fixed Income VIP	220,712	—	16,924
DWS Davis Venture Value VIP	177,310	—	16,146
DWS Dreman Financial Services VIP	42,361	—	3,703
DWS Dreman High Return Equity VIP	312,165	—	27,861
DWS Dreman Small Cap Value VIP	189,045	—	16,717
DWS Global Thematic VIP	38,339	—	3,983
DWS Government & Agency Securities VIP	120,593	—	9,901
DWS Growth Allocation VIP	277,101	—	40,041
DWS High Income VIP	139,382	—	11,558
DWS Income Allocation VIP	21,861	21,861	—
DWS International Select Equity VIP	133,737	—	12,631
DWS Janus Growth & Income VIP	70,642	—	6,642
DWS Janus Growth Opportunities VIP	22,312	—	2,143
DWS Large Cap Value VIP	100,801	—	8,454
DWS Mercury Large Cap Core VIP	5,900	579	—
DWS Mid Cap Growth VIP	15,682	—	1,509
DWS MFS Strategic Value VIP	82,714	—	3,791
DWS Moderate Allocation VIP	248,426	—	33,738
DWS Money Market VIP	140,673	—	13,454
DWS Oak Strategic Equity VIP	50,458	—	4,285
DWS Salomon Aggressive Growth VIP	18,686	—	1,948
DWS Small Cap Growth VIP	85,045	—	8,149
DWS Strategic Income VIP	58,999	2,527	3,902
DWS Technology VIP	37,898	—	3,494
DWS Templeton Foreign Value VIP	11,702	2,484	—
DWS Turner Mid Cap Growth VIP	60,306	—	5,613

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the portfolios. For the year ended December 31, 2005, the amounts charged to the portfolios by DeIM included in reports to shareholders were as follows:

Portfolio	Total Aggregated	Unpaid at December 31, 2005 ($)
DWS Balanced VIP	3,789	1,216
DWS Blue Chip VIP	3,789	1,216
DWS Conservative Allocation VIP	3,392	1,216
DWS Core Fixed Income VIP	3,789	1,216
DWS Davis Venture Value VIP	3,789	1,216
DWS Dreman Financial Services VIP	3,789	1,216
DWS Dreman High Return Equity VIP	3,789	1,216
DWS Dreman Small Cap Value VIP	3,789	1,216
DWS Global Thematic VIP	3,789	1,216
DWS Government & Agency Securities VIP	3,789	1,216
DWS Growth Allocation VIP	3,392	1,216
DWS High Income VIP	3,789	1,216
DWS Income Allocation VIP	3,392	1,216
DWS International Select Equity VIP	3,789	1,216
DWS Janus Growth & Income VIP	3,789	1,216
DWS Janus Growth Opportunities VIP	3,789	1,216
DWS Large Cap Value VIP	3,789	1,216
DWS Mercury Large Cap Core VIP	3,789	1,216
DWS MFS Strategic Value VIP	3,789	1,216
DWS Mid Cap Growth VIP	3,789	1,216
DWS Moderate Allocation VIP	3,392	1,216
DWS Money Market VIP	3,789	1,216
DWS Oak Strategic Equity VIP	3,789	1,216
DWS Salomon Aggressive Growth VIP	3,789	1,216
DWS Small Cap Growth VIP	3,789	1,216
DWS Strategic Income VIP	3,789	1,216
DWS Technology VIP	3,789	1,216
DWS Templeton Foreign Value VIP	3,789	1,216
DWS Turner Mid Cap Growth VIP	3,789	1,216

Trustees' Fees and Expenses. The portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the portfolios which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
DWS Balanced VIP	8,766
DWS Blue Chip VIP	4,709
DWS Core Fixed Income VIP	4,410
DWS Davis Venture Value VIP	4,934
DWS Dreman Financial Services VIP	2,678
DWS Dreman High Return Equity VIP	10,685
DWS Dreman Small Cap Value VIP	7,225
DWS Global Thematic VIP	2,066
DWS Government & Agency Securities VIP	4,406
DWS High Income VIP	5,625
DWS International Select Equity VIP	3,755
DWS Janus Growth & Income VIP	3,379
DWS Janus Growth Opportunities VIP	2,785
DWS Large Cap Value VIP	4,434
DWS MFS Strategic Value VIP	1,733
DWS Mid Cap Growth VIP	1,850
DWS Money Market VIP	4,524
DWS Oak Strategic Equity VIP	2,030
DWS Salomon Aggressive Growth VIP	1,653
DWS Small Cap Growth VIP	4,200
DWS Strategic Income VIP	2,160
DWS Technology VIP	3,446
DWS Turner Mid Cap Growth VIP	2,620

In addition, the portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios' expenses. During the year ended December 31, 2005, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
DWS Balanced VIP	1,752
DWS Blue Chip VIP	152
DWS Core Fixed Income VIP	1,495
DWS Davis Venture Value VIP	50
DWS Dreman Financial Services VIP	34
DWS Dreman High Return Equity VIP	222
DWS Dreman Small Cap Value VIP	1,529
DWS Government & Agency Securities VIP	365
DWS High Income VIP	5,390
DWS Janus Growth & Income VIP	554
DWS Janus Growth Opportunities VIP	73
DWS Large Cap Value VIP	81
DWS Mercury Large Cap Core VIP	38
DWS MFS Strategic Value VIP	39
DWS Mid Cap Growth VIP	47
DWS Money Market VIP	559
DWS Oak Strategic Equity VIP	73
DWS Salomon Aggressive Growth VIP	140
DWS Small Cap Growth VIP	720
DWS Strategic Income VIP	1,145
DWS Technology VIP	250
DWS Turner Mid Cap Growth VIP	114

G. Forward Foreign Currency Exchange Contracts

As of December 31, 2005, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

DWS Balanced VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	4,652,627	CAD	5,468,000	1/27/2006	55,095
USD	192,550	CAD	228,000	1/27/2006	3,748
CHF	4,000	USD	3,108	1/27/2006	55
CHF	3,347,000	USD	2,631,662	1/27/2006	77,314
CHF	126,000	USD	96,272	1/27/2006	112
EUR	1,016,000	USD	1,220,617	1/27/2006	15,928
EUR	288,000	USD	349,128	1/27/2006	7,641
USD	96,271	GBP	56,000	1/27/2006	64
EUR	5,306	USD	6,437	1/12/2006	150
JPY	263,461,000	USD	2,276,455	1/27/2006	34,755
NZD	264,000	USD	181,769	1/27/2006	1,958
NZD	120,000	USD	82,042	1/27/2006	309
NZD	328,000	USD	232,972	1/27/2006	9,570
USD	30,414	MXN	329,025	2/10/2006	379
USD	65,322	MXN	704,036	2/10/2006	567
MXN	499,000	USD	47,310	2/10/2006	610
EUR	35,133	USD	41,801	2/15/2006	102
Total unrealized appreciation					208,357
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	975,950	AUD	1,310,000	1/27/2006	(16,485)
USD	68,876	AUD	94,000	1/27/2006	(29)
USD	384,233	AUD	514,000	1/27/2006	(7,771)
CAD	2,225,000	USD	1,891,508	1/27/2006	(24,125)
EUR	91,000	USD	107,325	1/27/2006	(575)
USD	2,496,241	GBP	1,406,000	1/27/2006	(77,532)
JPY	82,963,000	USD	692,651	1/27/2006	(13,253)
USD	26,148	MXN	278,567	2/10/2006	(78)
MXN	1,311,628	USD	121,054	2/10/2006	(1,696)
EUR	254,299	USD	299,583	2/15/2006	(2,240)
EUR	100,969	USD	119,469	2/15/2006	(368)
EUR	52,610	USD	61,879	2/15/2006	(563)
Total unrealized depreciation					(144,715)

DWS High Income VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	211,396	MXN	2,286,945	2/10/2006	2,633
USD	397,574	MXN	4,285,053	2/10/2006	3,453
EUR	210,800	USD	250,806	2/15/2006	612
Total unrealized appreciation					6,698
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	167,611	MXN	1,785,644	2/10/2006	(497)
MXN	8,357,642	USD	711,349	2/10/2006	(10,821)
EUR	4,056,494	USD	4,778,839	2/15/2006	(35,729)
EUR	458,600	USD	542,629	2/15/2006	(1,673)
EUR	189,394	USD	222,762	2/15/2006	(2,026)
EUR	530,000	USD	626,486	2/15/2006	(2,560)
Total unrealized depreciation					(53,306)

DWS Janus Growth & Income VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
CHF	955,000	USD	758,237	1/27/2006	29,405
CHF	400,000	USD	316,331	1/27/2006	11,060
EUR	790,000	USD	969,363	1/27/2006	32,646
CHF	925,000	USD	748,988	2/23/2006	41,303
EUR	325,000	USD	398,824	2/27/2006	13,466
Total unrealized appreciation					127,880
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	200,000	USD	237,920	5/11/2006	(614)
Total unrealized depreciation					(614)

DWS Strategic Income VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	46,706	USD	56,657	1/12/2006	1,324
USD	52,023	AUD	71,000	1/27/2006	54
USD	1,990,215	CAD	2,339,000	1/27/2006	17,502
USD	154,547	CAD	183,000	1/27/2006	2,534
CHF	1,806,000	USD	1,403,263	1/27/2006	26,041
CHF	578,000	USD	454,467	1/27/2006	13,695
CHF	114,000	USD	87,103	1/27/2006	169
EUR	977,300	USD	1,174,123	1/27/2006	15,087
JPY	191,583,100	USD	1,655,389	1/27/2006	24,691
NZD	192,000	USD	132,196	1/27/2006	1,103
NZD	88,000	USD	60,164	1/27/2006	80
NZD	269,000	USD	191,065	1/27/2006	7,399
USD	19,503	MXN	210,990	2/10/2006	243
USD	43,183	MXN	465,430	2/10/2006	375
MXN	944,000	USD	89,500	2/10/2006	1,153
EUR	21,958	USD	26,126	2/15/2006	64
Total unrealized appreciation					111,514
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	707,750	AUD	950,000	1/27/2006	(10,948)
USD	336,391	AUD	450,000	1/27/2006	(6,327)
EUR	62,000	USD	73,123	1/27/2006	(407)
USD	1,800,276	GBP	1,014,000	1/27/2006	(57,782)
USD	89,395	GBP	52,000	1/27/2006	(36)
JPY	64,674,000	USD	539,958	1/27/2006	(10,528)
EUR	143,000	USD	169,143	2/8/2006	(517)
EUR	196,901	USD	233,263	2/8/2006	(347)
USD	16,262	MXN	173,248	2/10/2006	(48)
MXN	849,668	USD	78,418	2/10/2006	(1,100)
EUR	176,356	USD	207,759	2/15/2006	(1,553)
EUR	52,610	USD	62,146	2/15/2006	(296)
EUR	35,750	USD	42,300	2/15/2006	(130)
Total unrealized depreciation					(90,019)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen MXN Mexican Peso NZD New Zealand Dollar USD United States Dollar

H. Ownership of the Portfolios

At December 31, 2005, the beneficial ownership in the portfolios was as follows:

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 40%, 25% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 73% and 26%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 54% and 32%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 73% and 26%.

DWS Conservative Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 72% and 28%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 32%, 31% and 26%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 83% and 17%.

DWS Davis Venture Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 73% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 72% and 28%.

DWS Dreman Financial Services VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 58% and 39%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 74% and 26%.

DWS Dreman High Return Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 67% and 26%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 81% and 17%.

DWS Dreman Small Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 56%, 25% and 15%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 75% and 21%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 63% and 35%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 68% and 32%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 41%, 34% and 18%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the portfolio, owning 88%.

DWS Growth Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 85% and 15%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 37%, 32% and 26%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 77% and 22%.

DWS Income Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 62% and 38%.

DWS International Select Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 45%, 28% and 25%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 58% and 42%.

DWS Janus Growth & Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 69% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, owning 84% and 16%.

DWS Janus Growth Opportunities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 60%, 26% and 13%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the portfolio, owning 88%.

DWS Large Cap Value VIP: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 39%, 31%, 15% and 12%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 82% and 18%.

DWS Mercury Large Cap Core VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the portfolio, owning 100%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 57%, 30% and 13%.

DWS MFS Strategic Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning, 62%, 22% and 11%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 87% and 13%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 65% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 80% and 19%.

DWS Moderate Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 80% and 20%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 42%, 33% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 66% and 34%.

DWS Oak Strategic Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 80% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 77% and 23%.

DWS Salomon Aggressive Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 82% and 17%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the portfolio, owning 87%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 47%, 22% and 21%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 83% and 17%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 53% and 40%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the portfolio, each owning 62% and 37%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 63% and 33%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the portfolio, each owning 78% and 21%.

DWS Templeton Foreign Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 77% and 22%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 42%, 39% and 18%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 80% and 20%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 83% and 17%.

I. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio as a percent of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Conservative Allocation VIP	5%
DWS Core Fixed Income VIP	33%
DWS Davis Venture Value VIP	33%
DWS Dreman Financial Services VIP	33%
DWS Dreman High Return Equity VIP	33%
DWS Dreman Small Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS Growth Allocation VIP	5%
DWS High Income VIP	33%
DWS Income Allocation VIP	5%
DWS International Select Equity VIP	33%
DWS Janus Growth & Income VIP	33%
DWS Janus Growth Opportunities VIP	33%
DWS Large Cap Value VIP	33%
DWS Mercury Large Cap Core VIP	33%
DWS MFS Strategic Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Moderate Allocation VIP	5%
DWS Money Market VIP	33%
DWS Oak Strategic Equity VIP	33%
DWS Salomon Aggressive Growth VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Technology VIP	5%
DWS Templeton Foreign Value VIP	33%
DWS Turner Mid Cap Growth VIP	33%

J. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

K. Acquisition of Assets

On April 29, 2005, the DWS Small Cap Growth VIP acquired all of the net assets of Scudder Variable Series I 21st Century Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,739,831 Class A shares and 1,627,657 Class B shares of the Scudder Variable Series I 21st Century Growth Portfolio for 3,256,621 Class A shares and 680,062 Class B shares of the DWS Small Cap Growth VIP outstanding on April 29, 2005. Scudder Variable Series I 21st Century Growth Portfolio's net assets at that date of $45,435,834, including $4,404,910 of net unrealized appreciation, were combined with those of the DWS Small Cap Growth VIP. The aggregate net assets of the DWS Small Cap Growth VIP immediately before the acquisition were $209,671,733. The combined net assets of the DWS Small Cap Growth VIP immediately following the acquisitions were $255,107,567.

On April 29, 2005, the DWS Balanced VIP acquired all of the net assets of Scudder Variable Series I Balanced Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 10,773,456 Class A shares of the Scudder Variable Series I Balanced Portfolio for 5,591,767 Class A shares of the DWS Balanced VIP outstanding on April 29, 2005. Scudder Variable Series I Balanced Portfolio's net assets at that date of $118,997,707, including $9,126,657 of net unrealized appreciation, were combined with those of the DWS Balanced VIP. The aggregate net assets of the DWS Balanced VIP immediately before the acquisition were $598,273,318. The combined net assets of the DWS Balanced VIP immediately following the acquisitions were $717,271,025.

L. Payments made by Affiliates and Investment Restriction Violations

During the year ended December 31, 2005, the Advisor fully reimbursed the DWS Balanced VIP, DWS High Income VIP, the DWS Strategic Income VIP and DWS Technology VIP $3,830, $27,576, $2,298 and $3,842, respectively, for losses incurred on a trade executed incorrectly.

In addition, the Advisor fully reimbursed the DWS Davis Venture Value VIP and DWS Government & Agency Securities VIP $621 and $234, respectively, for losses incurred in violation of investment restrictions. During the period, the DWS Small Cap Growth VIP realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions.

M. Other

Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets of DWS International Select Equity VIP, DWS Strategic Income VIP and DWS Balanced VIP. DeAMIS was sold to Aberdeen Asset Management PLC ("Aberdeen"). The Portfolio's Board allowed the subadvisory agreement with DeAMIS, due for renewal on September 30, 2005 to expire and only the advisory agreement with DeIM was approved for continuation. Aberdeen plays no role in managing the portfolios. Additionally, effective December 2, 2005, pursuant to an investment subadvisory agreement between Aberdeen and the Advisor, Aberdeen acts as the subadvisor for DWS Core Fixed Income VIP. As subadvisor, Aberdeen, under the supervision of the Board of Trustees and the Advisor, makes the portfolio's investment decisions, buys and sells securities for the portfolio, and conducts the research that leads to these purchase and sale decisions. Aberdeen is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Aberdeen provides a full range of international investment advisory services to institutional and retail clients. Aberdeen will be paid for its services by the Advisor from its fee as investment advisor to the portfolio.

N. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of DWS Variable Series II (formerly Scudder Variable Series II) (the "Trust"), comprising the DWS Balanced VIP (formerly Scudder Total Return Portfolio), DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio), DWS Conservative Allocation VIP (formerly Scudder Income & Growth Strategy Portfolio), DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio), DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio), DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio), DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio), DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio), DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio), DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio), DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio), DWS High Income VIP (formerly Scudder High Income Portfolio), DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy Portfolio), DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio), DWS Janus Growth & Income VIP (formerly SVS Janus Growth and Income Portfolio), DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio), DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio), DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio), DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio), DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio and formerly Scudder Aggressive Growth Portfolio), DWS Moderate Allocation VIP (formerly Scudder Growth & Income Strategy Portfolio), DWS Money Market VIP (formerly Scudder Money Market Portfolio), DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio), DWS Salomon Aggressive Growth VIP (formerly Scudder Aggressive Growth Portfolio and formerly SVS INVESCO Dynamic Growth Portfolio), DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio), DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio), DWS Technology VIP (formerly Scudder Technology Growth Portfolio), DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio), and DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio) (collectively, the "Portfolios"), including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of the DWS Variable Series II at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2006

Tax Information (Unaudited)

The following portfolios paid distributions from net long-term capital gains during the year ended December 31, 2005 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
DWS Core Fixed Income VIP	.06	100%
DWS Dreman Small Cap Value VIP	1.78	100%
DWS Government & Agency Securities VIP	.001	100%
DWS MFS Strategic Value VIP	.5518	100%
DWS Strategic Income VIP	.03	100%

The following portfolios designated as capital gain dividends for its year ended December 31, 2005:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
DWS Blue Chip VIP	9,819,000	100%
DWS Conservative Allocation VIP	167,000	100%
DWS Core Fixed Income VIP	93,200	100%
DWS Dreman Financial Services	1,600,000	100%
DWS Dreman Small Cap Value VIP	52,300,000	100%
DWS Global Thematic VIP	8,816,000	100%
DWS Growth Allocation VIP	820,000	100%
DWS Income Allocation VIP	191	100%
DWS MFS Strategic Value VIP	500,000	100%
DWS Moderate Allocation VIP	600,000	100%
DWS Salomon Aggressive Growth VIP	8,100,000	100%
DWS Strategic Income VIP	32,000	100%
DWS Turner Mid Cap Growth VIP	12,844,000	100%
DWS Templeton Foreign Value VIP	88,300	100%

For corporate shareholders, the following percentage of income dividends paid during the following portfolios' fiscal year ended December 31, 2005 qualified for the dividends received deduction:

Portfolio	%
DWS Balanced VIP	43
DWS Blue Chip VIP	100
DWS Conservative Allocation VIP	100
DWS Davis Venture Value VIP	100
DWS Dreman Financial Services VIP	100
DWS Dreman High Return Equity VIP	100
DWS Dreman Small Cap Value VIP	100
DWS Global Thematic VIP	100
DWS Growth Allocation VIP	100
DWS Janus Growth and Income VIP	100
DWS Janus Growth Opportunities VIP	100
DWS Large Cap Value VIP	100
DWS Mercury Large Cap Core VIP	100
DWS MFS Strategic Value VIP	100
DWS Oak Strategic Equity VIP	100
DWS Technology VIP	71
DWS Templeton Foreign Value VIP	38

DWS Global Thematic VIP paid foreign taxes of $170,000 and earned $454,040 of foreign source income during the year ended December 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the portfolio designates $0.03 per share as foreign taxes paid and $0.07 per share as income earned from foreign sources for the year ended December 31, 2005.

DWS International Select Equity VIP paid foreign taxes of $678,821 and earned $4,638,967 of foreign source income during the year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the portfolio designates $0.04 per share as foreign taxes paid and $0.24 per share as income earned from foreign sources for the year ended December 31, 2005.

DWS Templeton Foreign Value VIP paid foreign taxes of $21,600 and earned $139,100 of foreign source income during the year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the portfolio designates $0.02 per share as foreign taxes paid and $0.08 per share as income earned from foreign sources for the year ended December 31, 2005.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Salomon Aggressive Growth VIP (the "Portfolio") was held on October 21, 2005 at the offices of Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. To approve a new Investment Management Agreement between DWS Variable Series II, on behalf of the Portfolio, and DeIM:

Number of Votes:
Affirmative	Against	Abstain
3,983,737	94,156	333,050

2. To approve a new Sub-advisory Agreement between DeIM and Salomon Brothers Asset Management Inc.:

Number of Votes:
Affirmative	Against	Abstain
3,962,802	112,845	335,296

A Special Meeting of Shareholders (the "Meeting") of DWS Core Fixed Income VIP (the "Portfolio") was held on November 18, 2005, at the offices of DeIM, 345 Park Avenue, New York, NY 10154. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. To approve an Amended and Restated Investment Management Agreement between DWS Variable Series II, on behalf of the Portfolio, and DeIM:

Number of Votes:
Affirmative	Against	Abstain
18,762,395	363,523	1,458,292

2. To approve a new Sub-advisory Agreement between DeIM and Aberdeen Asset Management, Inc.:

Number of Votes:
Affirmative	Against	Abstain
18,733,967	364,585	1,485,657

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of each Portfolio's investment management agreement (each an "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreements. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Fixed Income Oversight Committee, as applicable, and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Portfolio. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed each Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of each of the Portfolios. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Portfolios with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreements, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. For certain Funds, the Board considered the delegation of day-to-day portfolio management responsibility to a sub-advisor. The Board reviewed each Portfolio's performance over short-term and, as applicable, long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with a Portfolio's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee and Fixed-Income Oversight Committee, as applicable, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory and unless otherwise noted below, each Portfolio's performance over time was satisfactory.

Fees and Expenses. The Board considered each Portfolio's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for each Portfolio (including, as applicable, the effect of a Portfolio's then-current expense cap). The information provided to the Board showed that, unless otherwise noted below, each Portfolio's management fee rate was below the median of its peer group and that each Portfolio's total expense ratio was below the median of its peer universe. The Board also considered each Portfolio's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and, as applicable, for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under an Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to the other comparable DWS Funds, the Board considered differences in fund and fee structures among the DWS Funds and, as applicable, among the various legacy organizations. When applicable, the Board took into account the Advisor's commitment to cap total expenses for certain classes through specified periods.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under each Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing each Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of each Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of each Portfolio, were not unreasonable. For DWS Mid Cap Growth VIP, DWS Global Thematic VIP, DWS Mercury Large Cap Core VIP, DWS MFS Strategic Value VIP and DWS Templeton Foreign Value VIP, the Board noted that, based on the information provided, the Advisor operated each Portfolio at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Portfolio and whether each Portfolio benefits from any economies of scale. The Board considered whether the management fee schedule under each Agreement is reasonable in relation to the asset size of the Portfolio. The Board noted that the management fee schedule for seventeen of the Portfolios included breakpoints designed to share economies of scale with the shareholders. The Board concluded that each management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to each Portfolio. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreements or materially impact the Portfolios.

In connection with the factors described above, the Board considered factors specific to a particular Portfolio, as discussed below.

DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted that effective October 28, 2005, the Portfolio would adopt a new investment objective and strategy and, accordingly, changed its name to Scudder Mid Cap Growth Portfolio.

The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance, including the Portfolio's adoption of a new investment objective and strategy.

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was in the fourth quartile for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that total expenses remained in the fourth quartile. The Board took note of the Advisor's commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of the total expenses for Class B shares, the Board recommended that the Advisor cap expenses of Class B shares (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio's total expense ratio for Class B shares was above the median for the peer universe, such ratio (after the recommended expense cap) was within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was above the median of the peer group and that the Portfolio's total expense ratio was above the median of the peer universe but below the fourth quartile for Class A shares and in the fourth quartile for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio remained in the fourth quartile. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the Advisor cap total expenses (less 12b-1 plan and recordkeeping expenses) for Class B shares at a level within the third quartile. The Board noted that although the Portfolio's management fee rate was above the median for the peer group and the total expense ratios for Class A and B shares were above the median of the peer universe, such expenses (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio's total expense ratios were below the median of the peer universe for Class A shares and in the fourth quartile for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio was below the fourth quartile. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

The Board noted that although the Portfolio's management fee rate was above the median for the peer group and the total expense ratio for Class B shares was above the median of the peer universe, such expenses were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was above the median of the peer universe, but below the fourth quartile, for Class B shares. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

The Board noted that although the Portfolio's total expense ratio for Class B shares was above the median for the peer universe, such expenses were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class A and Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio remained in the fourth quartile. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class A and Class B shares, the Board recommended that the Advisor cap total expenses of Class A and Class B shares (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio's management fee rate was above the median for the peer group and total expenses for Class A and B shares were above the median for the peer universe, such expenses (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio)

Nature, Quality and Extent of Services. The Board noted that, in the past, the Advisor delegated a portion of the Portfolio's assets, to be invested in foreign securities, for management by Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank's agreement to sell DeAMIS, the Advisor recommended that the Board not renew the sub-advisory agreement with DeAMIS, but, rather, proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor's existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities. The Board concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Portfolio previously managed by DeAMIS.

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was above the median but below the fourth quartile of the peer universe for Class B shares.

The Board noted that although the Portfolio's total expense ratio for Class B shares was above the median for the peer universe, such expenses were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Salomon Aggressive Growth VIP (formerly Scudder Salomon Aggressive Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted that, previously, the Advisor delegated management of the Portfolio's assets to INVESCO Institutional N.A. ("INVESCO"), pursuant to a sub-advisory agreement. Effective August 1, 2005, the Board terminated the sub-advisory agreement with INVESCO and approved an interim sub-advisory agreement with Salomon Brothers Asset Management Inc. ("Salomon") pending shareholder approval of the new agreement. The Board considered changes in the investment objective and strategy of the Portfolio in connection with the recent change in sub-advisor.

Fees and Expenses. The Board noted that, effective August 1, 2005, the Portfolio adopted a lower management fee schedule. The information provided to the Board showed that the Portfolio's management fee rate (adjusted for the new management fee schedule) was above the median of the peer group and that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class A and Class B shares. The Board examined the total expense ratio for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio remained in the fourth quartile. The Board also took into account the Advisor's commitment to cap expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class A and Class B shares, the Board recommended that the Advisor cap total expenses for Class A shares and Class B shares (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio's management fee rate was above the median for the peer group and total expenses for Class A and B shares were above the median for the peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Janus Growth & Income VIP (formerly SVS Janus Growth And Income Portfolio)

Fees and Expenses. The Board noted that the Advisor agreed to reduce the Portfolio's management fee rate, effective May 1, 2005. The information provided to the Board, which reflected the management fee reduction, showed that the Portfolio's management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio remained in the fourth quartile. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the Advisor cap total expenses (less 12b-1 plan and recordkeeping expenses) for Class B shares at a level within the third quartile. The Board noted that although the Portfolio's management fee rate was above the median for the peer group and total expenses were above the median for Class B shares, such expenses (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio)

Fees and Expenses. The Board noted that the Advisor agreed to reduce the Portfolio's management fee rate, effective May 1, 2005. The information provided to the Board showed that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares was below the fourth quartile.

The Board noted that although the Portfolio's total expense ratio for Class B shares was above the median for the peer universe, such ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio)

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance, the Portfolio's favorable long-term performance, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio's total expense ratio was above the median but below the fourth quartile of the peer universe for Class B shares.

The Board noted that although the Portfolio's management fees were above the median of the peer group and total expenses for Class B shares were above the median of peer universe, respectively, such expenses were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio)

Nature, Quality and Extent of Services. The Board noted that comparative performance information was not available due to the Portfolio's limited operating history.

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was above the median but below the fourth quartile of the peer universe for Class A shares and in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio of Class B shares remained in the fourth quartile.

Given that the Advisor's estimates of current expenses provided to the Board for Class A and B shares were impacted by the current expense caps, and in light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the expense cap for Class A shares be extended through September 30, 2006, and that the Advisor cap expenses for Class B shares through September 30, 2006 at a level within the third quartile. The Board noted that although the Portfolio's total expense ratios for Class A and B shares were above the median for its peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the small size and short operating history of the Portfolio and the nature, quality and extent of services provided by the Advisor.

DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class A shares and Class B shares. The Board examined the total expense ratio for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares remained in the fourth quartile. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class A shares and Class B shares, the Board recommended that the Advisor cap total expenses for Class A and Class B shares (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio's total expense ratios for Class A and B shares were above the median for the peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio)

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, but considered that the Portfolio has performed at high levels over time and that such volatility is consistent with the Portfolio's investment strategy.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was in the fourth quartile of the peer group, and that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class A and Class B shares. The Board noted that, in response to questions of the Independent Trustees regarding the levels of management fee rates and total expenses, the Advisor agreed to a lower management fee schedule and lower expense caps effective with the renewal of the Agreement. The Board examined the total expense ratio for Class A and B shares (taking into effect the lower management fee) and less 12b-1 plan and recordkeeping expenses for Class B shares, and noted that the expense ratio for Class B shares remained in the fourth quartile.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the Advisor cap the total expense ratio (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio's total expense ratios for Class A and B shares were above the median for the peer universe, such expenses (after the recommended expense cap) were within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted the long-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board noted that the Portfolio adopted a lower management fee schedule in connection with the acquisition of the assets and liabilities of DWS Variable Series I — 21st Century Growth Portfolio in May 2005 (the "21st Century Merger"). The information provided to the Board showed that the Portfolio's management fee rate (taking into account the effect of the 21st Century Merger) was below the median of the peer group and that the Portfolio's total expense ratios for Class A and Class B shares were below the median of the peer universe. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2008 in connection with the 21st Century Merger.

DWS Technology VIP (formerly Scudder Technology Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was above the median but below the fourth quartile for Class B shares.

The Board noted that although the Portfolio's total expense ratio for Class B shares was above the median for the peer universe, such ratio was within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio)

Nature, Quality and Extent of Services. The Board noted that comparative performance information was not available due to the Portfolio's limited operating history.

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was in the fourth quartile for Class B shares. The Board examined the total expenses ratio for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares was below the fourth quartile.

Given that the Advisor's estimates of current expenses provided to the Board for Class A and Class B shares were impacted by the current expense caps, the Board recommended that the expense caps be extended through September 30, 2006 for Class A and Class B shares. The Board noted that although the Portfolio's total expense ratio for Class B shares was above the median for the peer universe, such expenses (after the recommended expense cap) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the small size and short operating history of the Portfolio and the nature, quality and extent of services provided by the Advisor.

DWS Balanced VIP (formerly Scudder Total Return Portfolio)

Nature, Quality and Extent of Services. The Board noted that, in the past, the Advisor delegated management of the portion of the Portfolio's assets, to be invested in foreign securities, to Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank's agreement to sell DeAMIS, the Advisor recommended that the Board not renew the sub-advisory agreement with DeAMIS, but, rather, proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor's existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities. The Board concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Portfolio previously managed by DeAMIS.

The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board noted that the Portfolio adopted a lower management fee schedule in connection with the acquisition of the assets and liabilities of DWS Variable Series I — Balanced Portfolio in May 2005 (the "Balanced Fund Merger"). The information provided to the Board showed that the Portfolio's management fee rate (taking into account the effects of the Balanced Fund Merger) was below the median of the peer group and that the Portfolio's total expense ratio was below the median of the peer universe for Class A shares and above the median but below the fourth quartile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses for Class A shares through April 30, 2008 in connection with the Balanced Fund Merger and to cap total expenses for Class B shares through April 30, 2006.

The Board noted that although the Portfolio's total expense ratio for Class B shares was above the median for the peer universe, such ratio was within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor and Turner to improve performance.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was in the fourth quartile of the peer group, and that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class A and Class B shares. The Board noted that, in response to questions of the Independent Trustees regarding the levels of the management fee rate and total expenses, the Advisor agreed to a lower management fee schedule and lower expense caps effective with the renewal of the Agreement. The Board examined the total expense ratio for Class A and B shares (taking into effect the lower management fee) and less 12b-1 plan and recordkeeping expenses for Class B shares, and noted that the expense ratio for Class B shares remained in the fourth quartile.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the Advisor cap the total expense ratio (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio's revised management fee rate and the total expense ratios for Class A and B shares were above the median for the peer group and peer universe, respectively, such expenses (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy Portfolio)

DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio)

DWS Moderate Allocation VIP (formerly Scudder Growth & Income Strategy Portfolio)

DWS Conservative Allocation VIP (formerly Scudder Income & Growth Strategy Portfolio)

Nature, Quality and Extent of Services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board noted that the Portfolio commenced operations on August 16, 2004 and that comparative performance results were not available due to the limited operating history of the Portfolio.

Fees and Expenses. The Board noted that the comparative Lipper peer group and peer universe information included many mutual funds that were not structured as funds-of-funds. As a result, the information provided to the Board showed that the Portfolio's management fee rate was below the median of the peer group and that the Portfolio's total expense ratio was below the median of the peer universe. Based upon questions from the Independent Trustees, the Advisor produced additional comparative information on other funds-of-funds selected by the Advisor. Based upon that data, the Board observed that the Portfolio's management fees for the asset allocation service were above the median. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

Given that the Advisor's estimate of current expenses provided to the Board was impacted by a voluntary cap on management fees, the Board recommended that the Advisor make such cap contractual through September 30, 2006.

Profitability. The Board did not receive profitability information with respect to the Portfolio, but did receive such information with respect to the funds in which the Portfolio invests.

DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio)

Nature, Quality and Extent of Services. The Board noted the Advisor's representation that in connection with Deutsche Bank's agreement to sell Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, to Aberdeen Asset Management PLC ("Aberdeen"), it expects that substantially all the members of the portfolio management team that currently manages the fixed income portion of the Portfolio will undertake employment with Aberdeen. The Board also noted the Advisor's recommendation to retain Aberdeen as subadvisor, with no increase in fees.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares was below the fourth quartile. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

The Board noted that, although the Portfolio's management fee rate was above the median of the peer group and the total expense ratio for Class B shares was above the median of the peer universe, such management fee rate and total expense ratio were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares was below the fourth quartile.

The Board noted that, although the Portfolio's total expense ratio for Class B shares was above the median of the peer universe, such ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS High Income VIP (formerly Scudder High Income Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio was below the fourth quartile.

The Board noted that, although the Portfolio's total expense ratio for Class B shares was above the median of the peer universe, such ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio)

Nature, Quality and Extent of Services. The Board noted that, in the past, the Advisor delegated management of the portion of the Portfolio's assets, to be invested in foreign securities, to Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank's agreement to sell DeAMIS, the Advisor recommended that the Board not renew the sub-advisory agreement with DeAMIS, but, rather, proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor's existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities. The Board concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Portfolio previously managed by DeAMIS.

Fees and Expenses. The information provided to the Board showed that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expenses for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares remained in the fourth quartile. The Board took into account the Advisor's commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that total expenses (less 12b-1 plan and recordkeeping expenses) for Class B shares be capped at a level within the third quartile. The Board noted that, although the Portfolio's total expense ratio for Class B shares was above the median of the peer universe, such ratio (after the recommended expense cap) was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Money Market VIP (formerly Scudder Money Market Portfolio)

Nature, Quality and Extent of Services. The Board reviewed the Portfolio's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including peer groups focusing, for this purpose, primarily on gross performance. The Board concluded that the Portfolio's gross performance over time was satisfactory.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was above the median of the peer group, but below the fourth quartile, and that the Portfolio's total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio less 12b-1 plan and recordkeeping expenses for Class B shares and noted that the expense ratio was below the fourth quartile.

The Board noted that although the Portfolio's management fee rate was above the median of the peer group and the total expense ratio for Class B shares was above the median of the peer universe, such expenses were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of each Agreement continue to be fair and reasonable and that the continuation of each Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement for each of the following "Portfolios":

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Cap Value VIP

DWS Janus Growth & Income VIP

DWS Janus Growth Opportunities VIP

DWS Mercury Large Cap Core VIP

DWS MFS Strategic Value VIP

DWS Oak Strategic Equity VIP

DWS Templeton Foreign Value VIP

DWS Turner Mid Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of each Portfolio's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") and each Portfolio's sub-advisor (each a "Sub-Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate each Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreements, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under each Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of each Sub-Advisor, investment approach of each Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of each Portfolio, and the resources made available to such personnel. The Board considered short-term and longer-term performance of each Portfolio (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by each Sub-Advisor historically have been and continue to be satisfactory and that, except as discussed below, each Portfolio's performance during the tenure of the Sub-Advisor was satisfactory.

With respect to DWS Oak Strategic Equity VIP, the Board noted that although the short-term performance of the Portfolio was disappointing, the Portfolio has performed at high levels over time and such volatility is consistent with the Portfolio's investment strategy. With respect to DWS Turner Mid Cap Growth VIP, the Board noted the disappointing short-term performance of the Portfolio, and took into account the factors contributing to such underperformance, steps being taken to improve performance and also considered favorable year-to-date performance.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate of each Sub-Advisory Agreement and how it related to the overall management fee structure of the Portfolio. With respect to the Portfolios subadvised by Janus Capital Management LLC ("Janus"), the Board noted that Janus agreed to reduce its sub-advisory fees, effective May 1, 2005. With respect to the Portfolios subadvised by Dreman Value Management, L.L.C. ("Dreman"), the Board considered the terms of a relationship agreement between the Advisor and Dreman. The Board considered that each sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates each Sub-Advisor from its fees. Accordingly, the Board considered the estimated profitability of the Advisor and did not consider estimated profitability of each Sub-Advisor. The Board evaluated whether the overall management fees payable by each Portfolio were designed to share economies of scale.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of each Portfolio and whether the Portfolio will benefit from any economies of scale. With respect to DWS Oak Strategic Equity VIP, DWS Turner Mid Cap Growth VIP and the Portfolios subadvised by Janus, the Board noted that the Advisor agreed to reduce each Portfolio's management fee, effective October 1, 2005 for DWS Oak Strategic Equity VIP and DWS Turner Mid Cap Growth VIP, and May 1, 2005 for the Portfolios subadvised by Janus. The Board noted that most investment management agreements with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by each Sub-Advisor and their affiliates. For the Portfolios subadvised by Dreman, this includes benefits received by Dreman in connection with executing brokerage transactions for the Portfolios. For all other sub-advised Portfolios, the Board noted that each Sub-Advisor agreed to adhere to DeIM's Soft Dollar Policy for the Portfolios, which includes an agreement not to use Portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of each Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of each Sub-Advisory Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		74
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger[4,6] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Elected on November 15, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

About the Fund's Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

An investment in DWS Money Market VIP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although DWS Money Market VIP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS2-2 (2/06) 42921

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Variable Series II has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS VARIABLE SERIES II

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Series’ auditor, billed to the Series during the Series’ last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Series.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Series’ Auditor Billed to the Series

Fiscal Year Ended December 31	Audit Fees Billed to Series	Audit-Related Fees Billed to Series	Tax Fees Billed to Series	All Other Fees Billed to Series
2005	$1,071,665	$0	$146,136	$0
2004	$1,142,235	$0	$201,571	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Series’ Auditor Billed to the Adviser and

Affiliated Series Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Series (“Affiliated Fund Service Provider”), for engagements directly related to the Series’ operations and financial reporting, during the Series’ last two fiscal years.

Fiscal Year Ended December 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$355,000	$488,670	$0
2004	$347,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Series’ last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Series’ operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Series’ last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended December 31	Total Non-Audit Fees Billed to Series (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Series) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$146,136	$488,670	$40,721	$675,527
2004	$201,571	$0	$386,601	$588,172

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the series.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series II

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006